SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of June 1, 1999, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1999-S15)


                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       333-57481             75-2006294
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                               55437
 (Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               1. Pooling and Servicing Agreement, dated as of June 1, 1999, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:
                                            Name:   Randy Van Zee
                                            Title:  Vice President


Dated:  June 29, 1999

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:     /s/ Randy Van Zee
                                            Name:   Randy Van Zee
                                            Title:  Vice President


Dated: June 29, 1999

                                           EXHIBITS

                       RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                           Company,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                              and

                              THE FIRST NATIONAL BANK OF CHICAGO,

                                            Trustee




                                POOLING AND SERVICING AGREEMENT

                                   Dated as of June 1, 1999



                              Mortgage Pass-Through Certificates

                                        Series 1999-S15

                                       TABLE OF CONTENTS
                                                                       Page

                                          ARTICLE I

                                         DEFINITIONS


Section 1.01.  Definitions..................................................3
        Accrued Certificate Interest........................................3
        Adjusted Mortgage Rate..............................................4
        Advance.............................................................4
        Affiliate...........................................................4
        Agreement...........................................................4
        Amount Held for Future Distribution.................................4
        Appraised Value.....................................................4
        Assignment..........................................................4
        Assignment Agreement................................................5
        Available Distribution Amount.......................................5
        Bankruptcy Amount...................................................5
        Bankruptcy Code.....................................................5
        Bankruptcy Loss.....................................................5
        Book-Entry Certificate..............................................6
        Business Day........................................................6
        Buydown Funds.......................................................6
        Buydown Mortgage Loan...............................................6
        Cash Liquidation....................................................6
        Certificate.........................................................6
        Certificate Account.................................................6
        Certificate Account Deposit Date....................................6
        Certificateholder or Holder.........................................6
        Certificate Owner...................................................7
        Certificate Principal Balance.......................................7
        Certificate Register and Certificate Registrar......................8
        Class  .............................................................8
        Class A Certificate.................................................8
        Class A-P Collection Shortfall......................................8
        Class A-P Principal Distribution Amount.............................8
        Class B Certificate.................................................8
        Class B Percentage..................................................8
        Class B-1 Percentage................................................8
        Class B-1 Prepayment Distribution Trigger...........................8
        Class B-2 Percentage................................................9
        Class B-2 Prepayment Distribution Trigger...........................9
        Class B-3 Percentage................................................9
        Class B-3 Prepayment Distribution Trigger...........................9

                                                                        Page

        Class M Certificate..................................................9
        Class M Percentage...................................................9
        Class M-1 Percentage.................................................9
        Class M-2 Percentage.................................................9
        Class M-2 Prepayment Distribution Trigger...........................10
        Class M-3 Percentage................................................10
        Class M-3 Prepayment Distribution Trigger...........................10
        Class R Certificate.................................................10
        Closing Date........................................................10
        Code   .............................................................10
        Compensating Interest...............................................10
        Corporate Trust Office..............................................11
        Credit Support Depletion Date.......................................11
        Curtailment.........................................................11
        Custodial Account...................................................11
        Custodial Agreement.................................................11
        Custodian...........................................................11
        Cut-off Date........................................................11
        Cut-off Date Principal Balance......................................11
        DCR    .............................................................11
        Debt Service Reduction..............................................11
        Defaulted Mortgage Loss.............................................11
        Deficient Valuation.................................................12
        Definitive Certificate..............................................12
        Deleted Mortgage Loan...............................................12
        Delinquent..........................................................12
        Depository..........................................................12
        Depository Participant..............................................12
        Destroyed Mortgage Note.............................................12
        Determination Date..................................................12
        Discount Fraction...................................................12
        Discount Mortgage Loan..............................................13
        Disqualified Organization...........................................13
        Distribution Date...................................................13
        Due Date............................................................13
        Due Period..........................................................13
        Eligible Account....................................................13
        Eligible Funds......................................................14
        ERISA  .............................................................14
        Event of Default....................................................14
        Excess Bankruptcy Loss..............................................14
        Excess Fraud Loss...................................................14
        Excess Special Hazard Loss..........................................14
        Excess Subordinate Principal Amount.................................14
        Extraordinary Events................................................15

                                                                        Page

        Extraordinary Losses................................................15
        FDIC   .............................................................15
        FHLMC  .............................................................15
        Final Distribution Date.............................................15
        Fitch  .............................................................16
        FNMA   .............................................................16
        Foreclosure Profits.................................................16
        Fraud Loss Amount...................................................16
        Fraud Losses........................................................16
        Independent.........................................................16
        Indirect Depository Participant.....................................17
        Initial Certificate Principal Balance...............................17
        Initial Monthly Payment Fund........................................17
        Initial Notional Amount.............................................17
        Insurance Proceeds..................................................17
        Insurer.............................................................17
        Interest Accrual Period.............................................17
        Junior Certificateholder............................................17
        Junior Class of Certificates........................................17
        Late Collections....................................................17
        Liquidation Proceeds................................................18
        Loan-to-Value Ratio.................................................18
        Maturity Date.......................................................18
        Modified Mortgage Loan..............................................18
        Modified Net Mortgage Rate..........................................18
        Monthly Payment.....................................................18
        Moody's.............................................................18
        Mortgage............................................................18
        Mortgage File.......................................................18
        Mortgage Loan Schedule..............................................18
        Mortgage Loans......................................................19
        Mortgage Note.......................................................19
        Mortgage Rate.......................................................20
        Mortgaged Property..................................................20
        Mortgagor...........................................................20
        Net Mortgage Rate...................................................20
        Non-Discount Mortgage Loan..........................................20
        Non-Primary Residence Loans.........................................20
        Non-United States Person............................................20
        Nonrecoverable Advance..............................................20
        Nonsubserviced Mortgage Loan........................................20
        Notional Amount.....................................................20
        Officers' Certificate...............................................20
        Opinion of Counsel..................................................20
        Original Senior Percentage..........................................21

                                                                        Page

        Outstanding Mortgage Loan...........................................21
        Ownership Interest..................................................21
        Pass-Through Rate...................................................21
        Paying Agent........................................................21
        Percentage Interest.................................................21
        Permitted Investments...............................................22
        Permitted Transferee................................................23
        Person .............................................................23
        Pool Stated Principal Balance.......................................23
        Pool Strip Rate.....................................................23
        Prepayment Assumption...............................................23
        Prepayment Distribution Percentage..................................24
        Prepayment Distribution Trigger.....................................25
        Prepayment Interest Shortfall.......................................25
        Prepayment Period...................................................25
        Primary Insurance Policy............................................25
        Principal Prepayment................................................25
        Principal Prepayment in Full........................................25
        Program Guide.......................................................26
        Purchase Price......................................................26
        Qualified Substitute Mortgage Loan..................................26
        Rating Agency.......................................................27
        Realized Loss.......................................................27
        Record Date.........................................................27
        REMIC  .............................................................27
        REMIC Administrator.................................................27
        REMIC Provisions....................................................28
        REO Acquisition.....................................................28
        REO Disposition.....................................................28
        REO Imputed Interest................................................28
        REO Proceeds........................................................28
        REO Property........................................................28
        Request for Release.................................................28
        Required Insurance Policy...........................................28
        Residential Funding.................................................28
        Responsible Officer.................................................28
        Schedule of Discount Fractions......................................29
        Seller .............................................................29
        Seller's Agreement..................................................29
        Senior Accelerated Distribution Percentage..........................29
        Senior Certificates.................................................30
        Senior Interest Distribution Amount.................................30
        Senior Percentage...................................................30
        Senior Principal Distribution Amount................................30
        Servicing Accounts..................................................30

                                                                       Page

        Servicing Advances..................................................30
        Servicing Fee.......................................................31
        Servicing Modification..............................................31
        Servicing Officer...................................................31
        Special Hazard Amount...............................................31
        Special Hazard Loss.................................................32
        Standard & Poor's...................................................32
        Stated Principal Balance............................................32
        Subclass............................................................32
        Subclass Notional Amount............................................32
        Subordinate Percentage..............................................32
        Subordinate Principal Distribution Amount...........................33
        Subserviced Mortgage Loan...........................................33
        Subservicer.........................................................33
        Subservicer Advance.................................................33
        Subservicing Account................................................33
        Subservicing Agreement..............................................33
        Subservicing Fee....................................................33
        Tax Returns.........................................................34
        Transfer............................................................34
        Transferee..........................................................34
        Transferor..........................................................34
        Trust Fund..........................................................34
        Uncertificated Accrued Interest.....................................34
        Uncertificated Notional Amount......................................35
        Uncertificated Pass-Through Rate....................................35
        Uncertificated REMIC Regular Interests..............................35
        Uncertificated REMIC Regular Interest Pool Strip Rate...............35
        Uncertificated REMIC Regular Interest Distribution Amount...........35
        Uniform Single Attestation Program for Mortgage Bankers.............35
        Uninsured Cause.....................................................35
        United States Person................................................35
        Voting Rights.......................................................36

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.................................37
Section 2.02.  Acceptance by Trustee........................................40
Section 2.03.  Representations, Warranties and Covenants of the Master
               Servicer and the Company.....................................42
Section 2.04.  Representations and Warranties of Sellers....................46
Section 2.05.  Execution and Authentication of Certificates.................48

                                                                     Page


                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer...........................................49
Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;
               Enforcement of Subservicers' and Sellers' Obligations........................50
Section 3.03.  Successor Subservicers.......................................................51
Section 3.04.  Liability of the Master Servicer.............................................51
Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders...........................................................52
Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee..............52
Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial
               Account......................................................................52
Section 3.08.  Subservicing Accounts; Servicing Accounts....................................55
Section 3.09.  Access to Certain Documentation and Information Regarding the
               Mortgage Loans...............................................................56
               --------------
Section 3.10.  Permitted Withdrawals from the Custodial Account.............................57
               ------------------------------------------------
Section 3.11.  Maintenance of the Primary Insurance Policies; Collections Thereunder........59
               ---------------------------------------------------------------------
Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage............59
               -----------------------------------------------------------------
Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification
               Agreements; Certain Assignments..............................................61
               -------------------------------
Section 3.14.  Realization Upon Defaulted Mortgage Loans....................................63
               -----------------------------------------
Section 3.15.  Trustee to Cooperate; Release of Mortgage Files..............................65
               -----------------------------------------------
Section 3.16.  Servicing and Other Compensation; Compensating Interest......................67
               -------------------------------------------------------
Section 3.17.  Reports to the Trustee and the Company.......................................68
               --------------------------------------
Section 3.18.  Annual Statement as to Compliance............................................68
               ---------------------------------
Section 3.19.  Annual Independent Public Accountants' Servicing Report......................68
               -------------------------------------------------------
Section 3.20.  Rights of the Company in Respect of the Master Servicer......................69
               -------------------------------------------------------
Section 3.21.  Administration of Buydown Funds..............................................69
               -------------------------------

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account..........................................................71
Section 4.02.  Distributions................................................................71
Section 4.03.  Statements to Certificateholders.............................................79
Section 4.04.  Distribution of Reports to the Trustee and the Company; Advances by the
               Master Servicer..............................................................81
Section 4.05.  Allocation of Realized Losses................................................83
Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property................84
Section 4.07.  Optional Purchase of Defaulted Mortgage Loans................................85






                                                                                          Page

Section 4.08.  Distributions on the Uncertificated REMIC Regular Interests..................85
Section 4.09   Compliance with Withholding Requirements.....................................86

                                          ARTICLE V

                                       THE CERTIFICATES

Section 5.01.  The Certificates.............................................................87
               ----------------
Section 5.02.  Registration of Transfer and Exchange of Certificates........................89
               -----------------------------------------------------
Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates............................95
               -------------------------------------------------
Section 5.04.  Persons Deemed Owners........................................................95
               ---------------------
Section 5.05.  Appointment of Paying Agent..................................................95
               ---------------------------
Section 5.06.  Optional Purchase of Certificates............................................96
               ---------------------------------

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer................98
Section 6.02.  Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer.............98
Section 6.03.  Limitation on Liability of the Company, the Master Servicer and Others.......99
Section 6.04.  Company and Master Servicer Not to Resign...................................100

                                         ARTICLE VII

                                           DEFAULT

Section 7.01.  Events of Default...........................................................101
Section 7.02.  Trustee or Company to Act; Appointment of Successor.........................103
Section 7.03.  Notification to Certificateholders..........................................104
Section 7.04.  Waiver of Events of Default.................................................104

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee...........................................................105
               -----------------
Section 8.02.  Certain Matters Affecting the Trustee.......................................107
               -------------------------------------
Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.......................108
               -----------------------------------------------------
Section 8.04.  Trustee May Own Certificates................................................108
               ----------------------------
Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.........108
               -------------------------------------------------------------------
Section 8.06.  Eligibility Requirements for Trustee........................................109
               ------------------------------------
Section 8.07.  Resignation and Removal of the Trustee......................................110
               --------------------------------------
Section 8.08.  Successor Trustee...........................................................111
               -----------------






                                                                                          Page

Section 8.09.  Merger or Consolidation of Trustee..........................................111
Section 8.10.  Appointment of Co-Trustee or Separate Trustee...............................112
Section 8.11.  Appointment of Custodians...................................................113
Section 8.12.  Appointment of Office or Agency.............................................113

                                          ARTICLE IX

                                         TERMINATION

Section 9.01.  Termination Upon Purchase by the Master Servicer or the Company or
               Liquidation of All Mortgage Loans...........................................114
Section 9.02.  Additional Termination Requirements.........................................116

                                          ARTICLE X

                                       REMIC PROVISIONS

Section 10.01. REMIC Administration........................................................118
Section 10.02.  Master Servicer, REMIC Administrator and Trustee Indemnification...........121

                                          ARTICLE XI

                                          [Reserved]


                                         ARTICLE XII

                                   MISCELLANEOUS PROVISIONS

Section 12.01. Amendment...................................................................124
Section 12.02. Recordation of Agreement; Counterparts......................................126
Section 12.03. Limitation on Rights of Certificateholders..................................127
Section 12.04. Governing Law...............................................................128
Section 12.05. Notices.....................................................................128
Section 12.06. Notices to Rating Agency....................................................128
Section 12.07. Severability of Provisions..................................................129
Section 12.08. Supplemental Provisions for Resecuritization................................129


                                           EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate

Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J-1:   Form of Investor Representation Letter
Exhibit J-2:   Form of ERISA Representation Letter
Exhibit K:     Form of Transferor Representation Letter
Exhibit L:     Form of Rule 144A Investment Representation Letter
Exhibit M:     Text of Amendment to Pooling and Servicing Agreement Pursuant
               to Section 12.01(e) for a Limited Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit P:     Schedule of Discount Fractions
Exhibit Q:     Form of Request for Exchange

        This is a Pooling and Servicing Agreement, dated as of June 1, 1999, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                                    PRELIMINARY STATEMENT:

        The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC." The Class A-1, Class A-2, Class A-3, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 Certificates and the Uncertificated REMIC Regular Interests will be "regular interests" in the Trust Fund and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund in each case for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates issued on the Closing Date comprising the interests in the Trust Fund created hereunder.



Designation Pass-Through   Aggregate
             Rate         Certificate                                                  Initial Ratings
                          Principal                                   Maturity
                          Balance            Features                 Date                S&P   Fitch

Class A-1    6.25%    $   50,000,000.00      Senior                   June 25, 2014     AAA     AAA
Class A-2    6.50%    $  216,420,192.00      Senior                   June 25, 2014     AAA     AAA
Class A-3    0.00%    $    8,656,808.00 Principal Only/Senior         June 25, 2014     AAAr    AAA
Class A-P    0.00%    $      766,732.13 Principal Only/Senior         June 25, 2014     AAAr    AAA
Class A-VVariable Rate$            0.00 Variable Strip/Interest Only  June 25, 2014     AAAr    AAA
Class R      6.25%    $          100.00     Residual                  June 25, 2014      AAA    AAA
Class M-1    6.25%    $    2,392,900.00     Mezzanine                 June 25, 2014      N/A     AA
Class M-2    6.25%    $      985,200.00     Mezzanine                 June 25, 2014      N/A      A
Class M-3    6.25%    $      985,200.00     Mezzanine                 June 25, 2014      N/A     BBB
Class B-1    6.25%    $      563,000.00    Subordinate                June 25, 2014      N/A     BB
Class B-2    6.25%    $      281,500.00    Subordinate                June 25, 2014      N/A      B
Class B-3    6.25%    $      422,293.26    Subordinate                June 25, 2014      N/A     N/A


        The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $281,473,925.39. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 15 years. In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                           ARTICLE I

                                          DEFINITIONS

        Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-3, Class A-P and Class A-V Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-V Certificates (other than any Subclass of the Class A-V Certificates), one month's interest accrued at the related Pass-Through Rate on the related Notional Amount thereof, or, as to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), one month's interest accrued at the related Pass-Through Rate on the related Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A-V Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05. The Class A-P and Class A-3 Certificates shall not be entitled to any Accrued Certificate Interest.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to
Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated June 29, 1999, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a), (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to
Section 3.16(e) and (v) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1999-S15" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that only a Permitted Transferee shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Class A Certificate (other than the Class A-V Certificates) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof minus (ii) the sum of (a) with respect to each such Certificate, the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (b) the aggregate of all reductions in the Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and
(y) the aggregate of all reductions in the Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to
Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-V Certificates (or any Subclass thereof) will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-V Certificates) evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

          Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

        Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.

        Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.45%.

        Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.25%.

        Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.15%.

        Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

        Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated

Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.15%.

        Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.80%.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

        Closing Date:  June 29, 1999.

        Code:  The Internal Revenue Code of 1986.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1999-S15.

     Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: June 1, 1999.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        DCR:  Duff & Phelps Credit Rating Company, or its successor in interest.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Defaulted Mortgage Loss: With respect to any Mortgage Loan, any loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, except that such loss shall not include any Special Hazard Loss, Fraud Loss, Bankruptcy Loss, Extraordinary Loss or other loss resulting from damage to the related Mortgaged Property or any interest shortfalls not covered by the subordination described in Section 4.05, including interest that is not covered by the subordination described in Section 4.05, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations as in effect from time to time.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

     Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.25% minus the Net Mortgage Rate (or the initial Net

Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to Section 3.07(a)) for such Mortgage Loan and the denominator of which is 6.25%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.25% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

        Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered

Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Principal Only Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

          ERISA: The Employment Retirement Income Security Act of 1974, as amended.

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

                (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                    1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                    2. by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces;

                (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

          Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        FHLMC:   Federal   Home   Loan   Mortgage   Corporation,   a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch IBCA, Inc. or its successor in interest.

        FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the third anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cutoff Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

          Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the

Company,  the Master  Servicer or the Trustee or in an  Affiliate  thereof,  and
(iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Initial Monthly Payment Fund:  As defined in Section 2.01(f).

     Initial Notional Amount: With respect to the Class A-V Certificates, the Cut-off Date Principal Balance of the Mortgage Loans.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest Accrual Period: With respect to any Certificate, the calendar month preceding the month in which such Distribution Date occurs.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the latest priority for payments pursuant to Section 4.02.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Maturity Date: Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the latest possible maturity date of each "regular interest" in the Trust Fund would be reduced to zero, which is June 25, 2014.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

        (i)     the Mortgage Loan identifying number ("RFC LOAN #");

        (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

        (iii) the maturity of the Mortgage Note ("MATURITY DATE");

        (iv)    the Mortgage Rate ("ORIG RATE");

        (v)     the Subservicer pass-through rate ("CURR NET");

        (vi) the Net Mortgage Rate ("NET MTG RT");

        (vii)   the Pool Strip Rate ("SPREAD");

        (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

        (ix) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (x)     the Loan-to-Value Ratio at origination ("LTV");

        (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

        (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

        (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee promptly following such determination.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: As of any Distribution Date, with respect to the Class A-V Certificates, the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such date.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 98.00% as of the Closing Date.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-3, Class A-P Certificates and Class A-V Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Corresponding Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.2901% per annum. With respect to any Subclass of the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holder of such Certificate (or with respect to the initial Distribution Date, at the close of business on the Cutoff
Date). The Class A-3 and Class A-P Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or

Initial Notional Amount thereof (in the case of any Class A-V Certificates) divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

                (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                (ii)  repurchase  agreements on obligations  specified in clause
        (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper or demand notes shall have a remaining maturity of not more than 30 days;

                (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

                (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1+ by Standard & Poor's, P-1 by Moody's or F-1 by Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization, any "electing large partnership" as defined in
Section 775(a) of the Code, or a NonUnited States Person.

        Person:  Any  individual,   corporation,   partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

        Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess, if any, of (a) the Net Mortgage Rate of such Mortgage Loan on the Cut-off Date over (b) 6.25% per annum.

        Prepayment Assumption: A prepayment assumption of 275% of the prepayment speed assumption, used for determining the accrual of original issue discount, market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6.00% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

              (i) For any Distribution Date prior to the Distribution Date in July 2004 (unless the Certificate Principal Balances of the Class A Certificates, other than the Class A-P Certificates, have been reduced to zero), 0%;

             (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

                       (a) in the case of the Class of Class M Certificates then
                outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of
                (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                       (b)  in  the  case  of  each  other   Class  of  Class  M
                Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and
        (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate for the Class A-V Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section
4.02 hereof.

        Rating Agency: Fitch and Standard & Poor's with respect to the Class A and Class R Certificates and Fitch with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the
Due Date as to which interest was last paid or advanced to the Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification: (i) to the extent constituting a reduction of the principal balance of such Mortgage Loan, the amount of such reduction; and (ii) to the extent constituting a reduction of the interest rate borne by the Mortgage Note, and with respect to each respective Monthly Payment (determined by taking into account such Servicing Modification) the interest portion of which was reduced by such Servicing Modification, including any Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received, the amount of such reduction of the interest portion thereof. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master

Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

     Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any

Assistant  Vice  President,  any  Assistant  Secretary,  any  Trust  Officer  or
Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date, the percentage indicated below:


                                                 Senior Accelerated
              Distribution Date                Distribution Percentage
July 1999 through
June 2004............................... 100%

July 2004 through
June 2005............................... Senior Percentage, plus 70% of the
                                         Subordinate Percentage
July 2005 through
June 2006............................... Senior Percentage, plus 60% of the
                                         Subordinate Percentage
July 2006 through
June 2007............................... Senior Percentage, plus 40% of the
                                         Subordinate Percentage
July 2007 through
June 2008............................... Senior Percentage, plus 20% of the
                                         Subordinate Percentage
July 2008 and
thereafter.............................. Senior Percentage

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the

Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for any Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-P Certificates) to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Certificates: Any one of the Class A Certificates or Class R Certificates.

        Senior Interest Distribution Amount:  As defined in Section 4.02(a)(i).

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the
Certificate Principal Balance of the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,814,739 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 29.52% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the

State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans represented by such Subclass immediately prior to such date.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

     Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

                (i)    the Mortgage Loans and the related Mortgage Files,

                (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

                (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure, and

                (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest was equal to the related Uncertificated Pass-Through Rate and the Notional Amount on such uncertificated interest was equal to the related Uncertificated Notional Amount; provided that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Sections 4.02(a) and 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     Uncertificated Notional Amount: With respect to each Uncertificated REMIC Regular Interest, the Stated Principal Balance of the related Mortgage Loan.

     Uncertificated Pass-Through Rate: With respect to each Uncertificated REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool Strip Rate.

        Uncertificated REMIC Regular Interests: The 754 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Mortgage Loan with a Net Mortgage Rate in excess of 6.25%, each having no principal balance, and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

     Uncertificated REMIC Regular Interest Pool Strip Rate: With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the Corresponding Mortgage Loan.

        Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to
Section 4.08(a).

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August

20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates (and any Subclass thereof); and 1% of all Voting Rights shall be allocated among Holders of the Class R Certificates, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                          ARTICLE II

                                 CONVEYANCE OF MORTGAGE LOANS;
                               ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01.  Conveyance of Mortgage Loans.

        (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

        (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

                (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

        (c) The Company may, in lieu of  delivering  the  documents set forth in
Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in
Section 2.01(b)(iv) and (v) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to
(i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

        (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan. If any Assignment or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment, Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

        In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(iv) and (v) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

        (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and
(C) any and all general intangibles, consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction  to  perfect  the  Trustee's  security  interest  in or lien on the
Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

        (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $60,688 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in July 1999, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in July 1999. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Sections 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in

Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain those documents required to be delivered pursuant to such Section which have not been received.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
        Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                (i) No Mortgage Loan is one month or more Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

                (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures(a) at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                (vi) No more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 1.0% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

                (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                (ix) None of the Mortgage Loans were underwritten under a reduced loan documentation program requiring no income verification and no asset verification;

                (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

     (xi) None of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were Buydown Mortgage Loans;

                (xii) Each Mortgage Loan constitutes a qualified  mortgage under
        Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

                (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

                (xiv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or
        (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                (xv) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

                (xvi) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.
Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificate holders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section
2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly

Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

        Section 2.05.  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                          ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                       OF MORTGAGE LOANS

        Section 3.01.  Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

     Section  3.02.   Subservicing   Agreements   Between  Master  Servicer  and
Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

     Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program

Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original maturity date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any

        Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                (iv) All proceeds of any Mortgage  Loans  purchased  pursuant to
        Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

                (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future

Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08.  Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the

Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

        Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10.  Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
        Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

                (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

     Section 3.11. Maintenance of the Primary Insurance Policies; Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and the Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

     Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     Section  3.13.   Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (b) cause the Trust Fund to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the Startup Day would be imposed on such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14.  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three years after its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" as defined in
Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 3.16.  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

        Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

        Section 3.21.  Administration of Buydown Funds.

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such

Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01.  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        Section 4.02.  Distributions.

        (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the

Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to the initial Holder of the Class A-V Certificates or to each Holder of a Subclass thereof, as applicable) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

                (i) to the Class A Certificateholders (other than the Class A-3 and Class A-P Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates), as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount");

                (ii) (X) to the Class A-P Certificateholders, the Class A-P Distribution Amount; and

                       (Y) to the Class A Certificateholders (other than Class A-P and the Class A-V Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (v) and Sections 4.02(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                       (A) the  Senior  Percentage  for such  Distribution  Date
                times the sum of the following:

                             (1) the principal  portion of each Monthly  Payment
                       due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (2) the Stated  Principal  Balance of any  Mortgage
                       Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with
                       Section 3.07(b)) pursuant to Section

                       2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                       Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                             (3) the principal  portion of all other unscheduled
                       collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

                       (B) with respect to each  Mortgage  Loan for which a Cash
                Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and
                (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections
                (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                       (C) the Senior  Accelerated  Distribution  Percentage for
                such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                    (D)  any  Excess  Subordinate   Principal  Amount  for  such
               Distribution Date; and

                       (E) any amounts described in subsection (ii)(Y),  clauses
                (A) through (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

                (iii)  if the  Certificate  Principal  Balances  of the  Class M
        Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix),
        (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a)(xv) are insufficient therefor;

                (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such

        Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                (xvi) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

                (xvii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

        (b) Distributions of principal on the Class A Certificates (other than the Class A-V Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                (i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Distribution Amount") equal to the aggregate of:

                       (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                       (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                       (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                       (D) any amounts  allocable to principal  for any previous
                Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                       (E) the amount of any Class A-P Collection Shortfalls for
                such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                (ii)  the  Senior   Principal   Distribution   Amount  shall  be
        distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                (iii) the balance of the Senior Principal Distribution Amount remaining after the distribution described in clause (ii) above shall be distributed, concurrently on a pro rata basis, to the Class A-1, Class A-2 and Class A-3 Certificates, until the Certificate Principal Balances thereof have been reduced to zero.

        (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Senior Certificates

(other than the Class A-P Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates, and the Senior Principal Distribution Amount will be distributed to the Senior Certificates (other than the Class A-P Certificates) remaining pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

        (d) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates in each case as described herein.

        (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related  Seller  pursuant  to the  applicable  Seller's  Agreement),  the Master
Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated, if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, or any Subclass thereof to which the related Realized Loss (or portion thereof) was previously allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

        (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

        (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section 4.03.  Statements to Certificateholders.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

                (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

                (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

                (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                (vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

                (viii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                (ix) the number, aggregate principal balance and book value of any REO Properties;

                (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate on the Class A-V Certificates and each Subclass, if any, thereof;

                (xiii) the occurrence of the Credit Support Depletion Date;

                (xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

                (xv) the Senior Percentage for such Distribution Date;

                (xvi)  the  aggregate   amount  of  Realized   Losses  for  such
Distribution Date;

                (xvii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

                (xviii)the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                (xix) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                (xx)   each Notional Amount and Subclass Notional Amount.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (d)  Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and the Rounding Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

        In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

        Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation, REO Disposition or Servicing Modification (to the extent constituting a reduction of the principal balance of the Mortgage Loan) that occurred during the related Prepayment Period or in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates, and in respect of the interest portion of such Realized Losses on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-P

Certificates), Class M, Class B and Class R Certificates, and in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-P Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests (other than the Class A-V Certificates) evidenced thereby. All Realized Losses and all other losses allocated to the Class A-V Certificates hereunder will be allocated to the Class A-V Certificates and, if any Subclasses thereof have been issued pursuant to Section 5.01(c), such Realized Losses and other losses shall be allocated among the Subclasses of such Class in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

          Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, the Trustee or the Trust Fund whereupon the Master Servicer shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        Notwithstanding anything to the contrary in this Section 4.07, unless the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder,

        (a) the Master Servicer shall continue to service such Mortgage Loan after the date of its purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased; and

        (b) for purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, Sections 4.07(a) and (b) above shall no longer apply and no Realized Loss with respect to such Mortgage Loan shall be allocated to any Class of Certificates. The Master Servicer shall notify the Trustee in writing of any such repurchase.

          Section 4.08. Distributions on the Uncertificated REMIC Regular Interests.

                (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

                (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

                (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 4.08. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests.

                (d) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 4.09   Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholders pursuant to the terms of such requirements.

                                           ARTICLE V

                                       THE CERTIFICATES

        Section 5.01.  The Certificates.

        (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of each of the Class A-P, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

                Class A-P                          $  25,732.13
                Class B-2                          $250,500.00
                Class B-3                          $250,293.26

        The Class A-V Certificates and the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest (except as provided in Section 5.01(c) with respect to the Class A-V Certificates); provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and
(e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of the Class A-V Certificates shall be issuable in minimum denominations of not less than a 100% Percentage Interest, except as provided in Section 5.01(c).

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A Certificates, other than the Class A-P and Class A-V Certificates, and the Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-P Certificates and Class A-V Certificates, and the Class M Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the

Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC Regular Interests corresponding to any Subclass, the initial Class A-V Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for transfer or exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate
Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        Section 5.02.  Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class A-P, Class A-V, Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, and in the case of any other Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

        (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or
(ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or with a certification to the effect set forth in paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such class M Certificate a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a "Complying Insurance Company".

                (iii) (A) If any Book-Entry Mezzanine Certificate (or any interest therein) is acquired or held in violation of the provisions of Section
(ii) above, then the last preceding

Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                (B) Any purported Certificate Owner whose acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a

        Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

        (iii) (A) If any Person other than a Permitted Transferee shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported

Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

        (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                (B) subject to Section 10.01(f), a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel), in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is not a Permitted Transferee or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

        Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the

Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

        Section 5.06.  Optional Purchase of Certificates.

        (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

        (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                (ii)   the purchase price therefor, if known, and

                (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

        (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

        (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                          ARTICLE VI

                              THE COMPANY AND THE MASTER SERVICER

          Section 6.01. Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

        Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate

Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                          ARTICLE VII

                                            DEFAULT

        Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                (vi) the Master  Servicer  shall notify the Trustee  pursuant to
        Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

        Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        Section 7.03.  Notification to Certificateholders

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

        Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01.  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02.  Certain Matters Affecting the Trustee.

        (a)     Except as otherwise provided in Section 8.01:

                (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

        Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

        Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07.  Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08.  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

        Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

        Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                                          TERMINATION

        Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), as reduced by any Servicing Modification that constituted an interest rate reduction to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

        (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                (ii) the amount of any such final payment, if known, and

                (iii)  that  the  Record  Date  otherwise   applicable  to  such
        Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

        (c) In the  case of the  Class  A,  Class  M,  Class  B and the  Class R
Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each
Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        Section 9.02.  Additional Termination Requirements.

        (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not
(i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and regulations thereunder;

                (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the

        Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                           ARTICLE X

                                       REMIC PROVISIONS

        Section 10.01. REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund (other than the Initial Monthly Payment Fund) as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form
8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A Certificates (other than the Class A-V Certificates), Class M Certificates, Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the regular interests and the interests represented by the Class R Certificates, respectively.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the Trust Fund in the manner provided under Treasury regulations section 1.860F- 4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation, not to exceed $3,000 per year, by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust Fund created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information, within their respective control, as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the Trust Fund created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator, or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund or its assets as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the Trust Fund unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust Fund to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" for each "regular interest" is June 25, 2014.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                          ARTICLE XI

                                          [Reserved]

                                          ARTICLE XII

                                   MISCELLANEOUS PROVISIONS

        Section 12.01. Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                (i)    to cure any ambiguity,

                (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in the Trust Fund, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 12.02. Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 12.03. Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 12.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 12.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker, or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1999-S15 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, 32th Floor, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch, and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 12.06. Notices to Rating Agency.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

                (a)    a material change or amendment to this Agreement,

                (b)    the occurrence of an Event of Default,

                (c)  the  termination  or  appointment  of  a  successor  Master
        Servicer or Trustee or a change in the majority ownership of the Trustee,

                (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
        Section 3.12 or the cancellation or modification of coverage under any such instrument,

                (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

                (f) the statements required to be delivered pursuant to Sections
3.18 and 3.19,

                (g) a change in the location of the Custodial Account or the Certificate Account,

                (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

                (i)    the occurrence of the Final Distribution Date, and

                (j)    the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section 12.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 12.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby.

To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.

[Seal]
                                            By:
                                                 Name: Randy Van Zee
                                                 Title:   Vice President


Attest:
           Name: Timothy Pillar
           Title:   Vice President


                                            RESIDENTIAL FUNDING CORPORATION

[Seal]
                                            By:
                                                 Name: Timothy Pillar
                                                 Title:Director


Attest:
           Name:  Randy Van Zee
           Title:    Director


                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee

[Seal]
                                            By:
                                              Name:
                                              Title:

Attest:
           Name:
           Title:

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )


               On the 29th day of June, 1999 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                       Notary Public

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )


               On the 29th day of June, 1999 before me, a notary public in and for said State, personally appeared Timothy Pillar, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                       Notary Public

[Notarial Seal]

STATE OF                     )
                             ) ss.:
COUNTY OF                    )


               On the 29th day of June, 1999 before me, a notary public in and for said State, personally appeared ________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                       Notary Public

[Notarial Seal]

                                          EXHIBIT A

                                  FORM OF CLASS A CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JUNE 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED  USING  THE  APPROXIMATE  METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]



Certificate No. ___                             [_____%] [Variable] [Pass-Through Rate]
Class A-__ Senior
Date of Pooling and Servicing Agreement and     Percentage Interest: ____%
Cut-off Date:
June 1, 1999
First Distribution Date:                        Aggregate Initial [Certificate Principal
July 25, 1999                                   Balance] [Notional Amount] of the Class A-
                                                __ Certificates:
                                                $------------
Master Servicer:                                Initial [Certificate Principal Balance]
Residential Funding Corporation                 [Notional Amount] of this Certificate:
                                                $------------
Assumed Final Distribution Date:                CUSIP _________
June 25, 2014



                               MORTGAGE PASS-THROUGH CERTIFICATE
                                        SERIES 1999-S15

        evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class A-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The

Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: June 29, 1999                THE FIRST NATIONAL BANK OF CHICAGO, as
                                            Trustee


                                            By:
                                                   Authorized Signatory



                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                          THE FIRST NATIONAL BANK OF CHICAGO, as
                                            Certificate Registrar


                                      By:
                                                   Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                             Signature by or on behalf of assignor




                                            Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________ for the account of _________________________ account number ___________, or, if mailed by check, to
_______________________________.  Applicable  statements  should  be  mailed  to
____________________.

     This information is provided by , the assignee named above, or , as its agent.

                                           EXHIBIT B

                                  FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [,] [AND] CLASS R CERTIFICATES [,] [AND CLASS M-1 CERTIFICATES] [,] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE INTERNAL REVENUE CODE (THE "CODE") AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF A CLASS M CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM AS DESCRIBED BY THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIED THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
        REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS
        CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH
        TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
        THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
        DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
        BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
        DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JUNE 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ______% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $______________-_PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]


Certificate No. ___                             ____% Pass-Through Rate
Class M- [____] Mezzanine                       Aggregate Certificate Principal Balance of the
                                                Class M Certificates:
                                                $---------------
Date of Pooling and Servicing Agreement and     Initial Certificate Principal Balance of this
Cut-off Date:                                   Certificate:
June 1, 1999                                    $_______________
First Distribution Date:                        CUSIP: ____________
 July 25, 1999
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:
June 25, 2014



                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                        Series 1999-S15

        evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National

Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class M Certificate will be made unless the Trustee has received either (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (b) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "Plan Investor"), or stating that (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               Notwithstanding the above, with respect to the transfer of this Certificate to a Depository or any subsequent transfer or any interest in this Certificate for as long as this Certificate is held by the Depository, (i) neither an opinion of counsel nor a certification, each as described in the foregoing paragraph, shall be required, and (ii) the following conditions shall apply:

               1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company; and

               2. If this Certificate (or any interest herein) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding Transferee that either
                      (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

               Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 29, 1999         THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee


                                      By:
                                            Authorized Signatory




                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Certificate Registrar


                                      By:
                                            Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                             Signature by or on behalf of assignor




                                            Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________ for the account of ___________________________ account number ___________________, or, if mailed by check, to _____________________________. Applicable statements should be mailed to ________________________________.

     This information is provided by , the assignee named above, or , as its agent.

                                           EXHIBIT C

                                  FORM OF CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES [,] [AND] CLASS M CERTIFICATES [,] [AND] [CLASS B-1 CERTIFICATES] [AND] [CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JUNE 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ______% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.



Certificate No. __                              ____ % Pass-Through Rate
Class B-__ Subordinate                          Aggregate Certificate Principal Balance of the
                                                Class B-__ Certificates as of the Cut-off Date:
                                                $---------------
Date of Pooling and Servicing Agreement and     Initial Certificate Principal Balance of this
Cut-off Date:                                   Certificate:
June 1, 1999                                    $_______________
First Distribution Date:
July 25, 1999
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:
June 25, 2014



                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                       Series 1999-S15

        evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies  that   _______________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National

Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B-__ Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 29, 1999         THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee


                                      By:
                                            Authorized Signatory




                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Certificate Registrar


                                      By:
                                            Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                             Signature by or on behalf of assignor




                                            Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________ for the account of _______________________________, account number_______________________ , or, if mailed by check, to _______________________. Applicable statements should be mailed to ____________________________.

     This information is provided by , the assignee named above, or , as its agent.

                                           EXHIBIT D

                                  FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED
BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL

BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


Certificate No. ___                             ____% Pass-Through Rate
Class R Senior                                  Aggregate Initial Certificate Principal
                                                Balance of the Class R Certificates:
                                                $100.00
Date of Pooling and Servicing Agreement and     Percentage Interest: ______%
Cut-off Date:
June 1, 1999
First Distribution Date:                        Initial Certificate Principal Balance of this
July 25, 1999                                   Certificate:
                                                $---------------
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP ____________
June 25, 2014



                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                        SERIES 1999-S15

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the

Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 29, 1999                THE FIRST NATIONAL BANK OF CHICAGO, as
                                          Trustee


                                 By:
                                          Authorized Signatory




                                 CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Class  R   Certificates   referred  to  in  the
within-mentioned Agreement.

                                          THE FIRST NATIONAL BANK OF CHICAGO, as
                                          Certificate Registrar


                                          By:
                                          Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                             Signature by or on behalf of assignor




                                            Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________ for the account of _______________________, account number ___________________, or, if mailed by check, to _______________________________. Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                           EXHIBIT E

                                      CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of June 1, 1999, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                W I T N E S S E T H T H A T :

               WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of June 1, 1999, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1999-S15 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                           ARTICLE I

                                          Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                          ARTICLE II

                                 Custody of Mortgage Documents

               Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3.  Review of Mortgage Files.

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

               (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of the Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee any updates with respect to any exceptions listed on Schedule A attached to the Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans that are not contained in the Mortgage Files.

               Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

               Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a Request for Release (in the form of Exhibit Four attached hereto) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such Request for Release, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the original Request for Release with respect thereto to the Master

Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

               Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                          ARTICLE III

                                   Concerning the Custodian

               Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

               Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

               Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                          ARTICLE IV

                                   Miscellaneous Provisions

               Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                           THE FIRST NATIONAL BANK OF
                                                   CHICAGO, as Trustee

One First National Plaza, Suite IL1-0126
Chicago, Illinois 60670

Attention: Residential Funding Corporation
                 Series 1999-S15
                                                   By:
                                                   Name:
                                                   Title:


Address:                                           RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

                                                   By:
                                                   Name:    Randy Van Zee
                                                   Title:   Vice President


Address:                                           RESIDENTIAL FUNDING
                         CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                                   By:
                                                   Name:    Timothy Pillar
                                                   Title:   Director


Address:                                           NORWEST BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                                                   By:
                                                   Name:
                                                   Title:   Trust Officer

STATE OF ILLINOIS                   )
                                            ) ss.:
COUNTY OF _____________             )


               On the 29th day of June, 1999, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a _________________ of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                                 Notary Public


[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 29th day of June, 1999, before me, a notary public in and for said State, personally appeared __________________ known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                               Notary Public


[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 29th day of June, 1999, before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                      Notary Public

[Notarial Seal]




STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 29th day of June, 1999, before me, a notary public in and for said State, personally appeared Timothy Pillar, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Notary Public

[Notarial Seal]

                                          EXHIBIT ONE

                                       FORM OF CUSTODIAN
                                     INITIAL CERTIFICATION


                                                   June 29, 1999


The First National Bank of Chicago
One First National Plaza, Suite IL1-0126
Chicago, Illinois, 60670

Attention:  Residential Funding Corporation Series 1999-S15

     Re: Custodial Agreement, dated as of June 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1999-S15

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.


                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION



                                                   By:
                                                   Name:
                                                   Title:

                                          EXHIBIT TWO

                            FORM OF CUSTODIAN INTERIM CERTIFICATION



                                    ________________ ____, 1999


The First National Bank of Chicago
One First National Plaza, Suite IL1-0126
Chicago, Illinois, 60670

Attention:  Residential Funding Corporation Series 1999-S15

     Re: Custodial Agreement, dated as of June 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1999-S15

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION



                                                   By:
                                                   Name:
                                                   Title:

                                         EXHIBIT THREE

                             FORM OF CUSTODIAN FINAL CERTIFICATION



                                            _____________ ___, 1999



The First National Bank of Chicago
One First National Plaza, Suite IL1-0126
Chicago, Illinois, 60670

Attention:  Residential Funding Corporation Series 1999-S15

     Re: Custodial Agreement, dated as of June 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1999-S15

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

              (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

             (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

              (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

              (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

             (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

              (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v)    The Security Agreement;

              (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

             (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

              (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION


                                            By:
                                            Name:
                                            Title:

                                         EXHIBIT FOUR

                                  FORM OF REQUEST FOR RELEASE


DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circleMortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents: [ ] Promissory Note [ ] Primary Insurance Policy [ ] Mortgage or Deed of Trust [ ] Assignment(s) of Mortgage or Deed of Trust [ ] Title Insurance Policy [ ]
                                            Other:

Name

Title

Date

                                           EXHIBIT F

                                    MORTGAGE LOAN SCHEDULE

1

  RUN ON     : 06/21/99           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.23.53          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S15                                 CUTOFF : 06/01/99
  POOL       : 0004379
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1826378          593/593             F          250,000.00         ZZ
                                         180        242,733.36          1
    2758 EAST CANTON LANE              7.000          2,247.08         51
                                       6.750          2,247.08      492,000.00
    SANDY            UT   84092          5            08/13/98         00
    0007132715                           05           10/01/98          0
    0007132715                           O            09/01/13
    0


    1828449          N37/G01             F          339,000.00         ZZ
                                         180        332,207.80          1
    2700 SLEEPY HOLLOW                 6.500          2,953.05         63
                                       6.250          2,953.05      540,000.00
    ENNIS            TX   75119          2            12/01/98         00
    0431136316                           05           01/01/99          0
    980182                               O            12/01/13
    0


    1842284          637/G01             F           56,000.00         ZZ
                                         180         54,741.37          1
    5500 WARDELL WAY                   7.000            503.35         53
                                       6.750            503.35      107,000.00
    SACRAMENTO       CA   95823          2            10/26/98         00
    0431167295                           05           12/01/98          0
    0013447594                           O            11/01/13
    0


    1842810          M39/G01             F          260,000.00         T
                                         180        255,894.49          1
    2390 SUCCESS TRAIL                 7.125          2,355.16         67
                                       6.875          2,355.16      389,000.00
    MIDWAY           UT   84049          2            12/17/98         00
    0431150903                           05           02/01/99          0
1


    0000                                 O            01/01/14
    0


    1845896          E66/E66             F          286,400.00         ZZ
                                         180        281,513.49          1
    8295 WAKE ROAD                     6.500          2,494.85         80
                                       6.250          2,494.85      358,000.00
    DURHAM           NC   27713          2            12/16/98         00
    600461019                            05           02/01/99          0
    600461019                            O            01/01/14
    0


    1850013          907/G01             F           56,300.00         ZZ
                                         180         55,605.99          1
    11901 CALLOW TERRACE               7.375            517.92         41
                                       7.125            517.92      140,000.00
    LAUREL           MD   20708          2            12/29/98         00
    0431315969                           05           03/01/99          0
    10004431                             O            02/01/14
    0


    1851780          G26/G01             F          100,000.00         ZZ
                                         180         99,407.20          1
    25-40 SHORE BLVD UNIT 15M          7.750            941.28         77
                                       7.500            941.28      130,000.00
    ASTORIA          NY   11102          2            03/10/99         00
    0431290162                           06           05/01/99          0
    177836                               O            04/01/14
    0


    1854507          637/G01             F          115,450.00         T
                                         180        112,827.74          1
    509 BELLVIEW #5                    6.875          1,029.65         70
                                       6.625          1,029.65      165,000.00
    CRESTED BUTTE    CO   81224          1            10/19/98         00
    0431213842                           01           12/01/98          0
    0013435664                           O            11/01/13
    0


    1856617          B75/G01             F          282,000.00         ZZ
                                         180        276,583.35          1
    377 AWINI PLACE                    7.000          2,534.70         75
                                       6.750          2,534.70      376,000.00
    HONOLULU         HI   96825          1            11/20/98         00
    0431308998                           05           01/01/99          0
    6187652                              O            12/01/13
    0


1


    1858349          637/G01             F          160,000.00         ZZ
                                         180        156,893.99          1
    2332 MORAGA STREET                 6.875          1,426.97         42
                                       6.625          1,426.97      387,500.00
    SAN FRANCISCO    CA   94112          2            11/25/98         00
    0431306331                           05           01/01/99          0
    0010160901                           O            12/01/13
    0


    1864409          638/G01             F           96,900.00         ZZ
                                         180         95,320.24          1
    3820 COUNTY ROAD N0 806            6.750            857.48         65
                                       6.500            857.48      150,000.00
    CLEBURNE         TX   76031          2            12/23/98         00
    0431179779                           05           02/01/99          0
    08828347                             O            01/01/14
    0


    1865792          562/G01             F          348,000.00         ZZ
                                         180        343,474.03          1
    762 KING STREET                    6.750          3,079.49         50
                                       6.500          3,079.49      700,000.00
    PORT CHESTER     NY   10573          2            01/01/99         00
    0431215656                           05           03/01/99          0
    587923                               O            02/01/14
    0


    1867245          976/976             F          277,000.00         ZZ
                                         180        271,791.30          1
    204 BRIDGE POINT                   7.250          2,528.64         77
                                       7.000          2,528.64      361,000.00
    PEACHTREE CITY   GA   30269          2            11/25/98         00
    5402853                              05           01/01/99          0
    5402853                              O            12/01/13
    0


    1869569          E26/G01             F          280,000.00         ZZ
                                         180        274,201.33          1
    1420 SOUTH ZEKE AND ELSIE AVEN     6.875          2,497.20         70
                                       6.625          2,497.20      405,000.00
    LA HABRA         CA   90631          2            12/22/98         00
    0431186006                           05           02/01/99          0
    34802046                             O            01/01/14
    0


    1869997          A06/G01             F          400,000.00         ZZ
                                         180        397,441.19          1
    282 GREENWOOD                      6.875          3,567.42         37
                                       6.625          3,567.42    1,100,000.00
1


    BIRMINGHAM       MI   48009          2            03/16/99         00
    0431264142                           05           05/01/99          0
    001000009810772                      O            04/01/14
    0


    1870833          H22/G01             F          188,000.00         ZZ
                                         180        186,656.14          2
    259-16 149TH ROAD                  6.875          1,676.69         71
                                       6.625          1,676.69      265,000.00
    ROSEDALE         NY   11422          2            03/25/99         00
    0431270560                           05           05/01/99          0
    9810072                              O            04/01/14
    0


    1871007          076/076             F          649,950.00         T
                                         180        635,495.96          1
    27350   KELSIE CT                  7.125          5,887.45         70
                                       6.875          5,887.45      930,000.00
    CLARK            CO   80428          4            10/23/98         00
    7323768                              05           12/01/98          0
    7323768                              O            11/01/13
    0


    1871564          638/G01             F          155,900.00         ZZ
                                         180        153,872.45          1
    3802 ARMSTRONG STREET              6.750          1,379.57         75
                                       6.500          1,379.57      208,000.00
    SAN DIEGO        CA   92111          2            01/05/99         00
    0431193051                           05           03/01/99          0
    08838149                             O            02/01/14
    0


    1872329          M29/G01             F          535,000.00         ZZ
                                         180        411,517.52          1
    5770 SOUTH BEECH COURT             7.000          4,808.74         37
                                       6.750          4,808.74    1,450,000.00
    GREENWOOD VILLA  CO   80121          2            01/20/99         00
    0431209238                           03           03/01/99          0
    981250FR                             O            02/01/14
    0


    1872731          K08/G01             F           77,400.00         ZZ
                                         180         76,138.16          1
    113 REIDWAY DRIVE                  6.750            684.92         70
                                       6.500            684.92      111,000.00
    WHITE HOUSE      TN   37188          2            01/04/99         00
    0411204571                           05           02/01/99          0
    411204571                            O            01/01/14
    0
1




    1876774          168/168             F          304,000.00         ZZ
                                         120        296,768.83          1
    28 MERRYHILL LANE                  6.625          3,471.22         62
                                       6.375          3,471.22      496,000.00
    PITTSFORD        NY   14534          2            01/19/99         00
    0239948688                           05           03/01/99          0
    0239948688                           O            02/01/09
    0


    1876994          A09/G01             F          170,000.00         ZZ
                                         120        160,850.48          1
    67-123 BURNS STREET                7.000          1,973.84         71
                                       6.750          1,973.84      240,000.00
    FOREST HILLS     NY   11375          5            02/27/99         00
    0431279991                           07           04/01/99          0
    000                                  O            03/01/09
    0


    1878316          961/G01             F          127,500.00         ZZ
                                         180        125,859.41          1
    422 SOUTH ALHAMBRA AVENUE #F       6.875          1,137.11         75
                                       6.625          1,137.11      170,000.00
    MONTEREY PARK    CA   91755          2            01/15/99         00
    0431216498                           07           03/01/99          0
    09112055                             O            02/01/14
    0


    1880982          976/976             F          125,000.00         ZZ
                                         180        123,208.76          1
    2257 HAVENRIDGE DRIVE              6.750          1,106.14         48
                                       6.500          1,106.14      262,000.00
    COLORADO SPRING  CO   80920          5            01/07/99         00
    5384793                              05           03/01/99          0
    5384793                              O            02/01/14
    0


    1881183          638/G01             F           80,000.00         ZZ
                                         180         78,912.60          1
    1491 DES PLAINES RIVER ROAD        7.000            719.06         44
                                       6.750            719.06      184,000.00
    DES PLAINES      IL   60018          2            01/29/99         00
    0431219385                           05           03/01/99          0
    08850252                             O            02/01/14
    0


    1882738          H25/G01             F          306,000.00         ZZ
                                         180        305,013.43          1
1


    66 CRABSHELL LANE                  6.750          2,707.82         37
                                       6.500          2,707.82      831,000.00
    KILMARNOCK       VA   22482          2            03/31/99         00
    0431297621                           03           06/01/99          0
    000                                  O            05/01/14
    0


    1883561          H22/G01             F          215,000.00         ZZ
                                         180        212,931.03          1
    58-35 262 STREET                   6.875          1,917.49         66
                                       6.625          1,917.49      330,000.00
    LITTLE NECK      NY   11362          1            02/23/99         00
    0431225572                           05           04/01/99          0
    9812031                              O            03/01/14
    0


    1885100          P63/G01             F          115,000.00         ZZ
                                         180        114,318.28          1
    1605 HONE AVENUE                   7.750          1,082.47         48
                                       7.500          1,082.47      240,000.00
    BRONX            NY   10461          5            03/30/99         00
    0431328798                           05           05/01/99          0
    1885100                              O            04/01/14
    0


    1885427          G32/G01             F          200,000.00         ZZ
                                         180        198,678.67          1
    1023 ASHLAND AVENUE                6.500          1,742.21         39
                                       6.250          1,742.21      515,000.00
    RIVER FOREST     IL   60305          5            03/09/99         00
    0431251537                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1885509          F96/G01             F          337,800.00         ZZ
                                         180        335,615.69          1
    27 CAPTAINS WOODS ROAD             6.750          2,989.22         80
                                       6.500          2,989.22      425,000.00
    WHITEHOUSE STAT  NJ   08889          2            03/22/99         00
    0431269505                           05           05/01/99          0
    9900396                              O            04/01/14
    0


    1885536          M29/G01             F          311,000.00         ZZ
                                         180        307,974.96          1
    1520 WILDWOOD LAKE                 6.750          2,752.07         67
                                       6.500          2,752.07      470,000.00
    BOULDER          CO   80303          2            02/19/99         00
    0431283845                           03           04/01/99          0
1


    0000                                 O            03/01/14
    0


    1886330          168/168             F          457,000.00         ZZ
                                         180        451,056.43          1
    39 HIGH COUNTRY TRAIL              6.750          4,044.04         73
                                       6.375          4,044.04      630,000.00
    MENDON           NY   14534          2            01/15/99         00
    0249302101                           05           03/01/99          0
    0249302101                           O            02/01/14
    0


    1886705          411/411             F          432,000.00         ZZ
                                         180        427,842.85          1
    221 SOUTH MAIN STREET              6.875          3,852.81         80
                                       6.625          3,852.81      540,000.00
    COHASSET         MA   02025          1            02/26/99         00
    20016251                             05           04/01/99          0
    20016251                             O            03/01/14
    0


    1887177          638/G01             F           65,000.00         ZZ
                                         120         59,908.84          1
    6595 NORTH DUKE STREET             6.875            750.52         41
                                       6.625            750.52      160,000.00
    MOORPARK         CA   93021          2            02/04/99         00
    0431238328                           05           04/01/99          0
    08831523                             O            03/01/09
    0


    1887468          714/G01             F          330,750.00         ZZ
                                         180        327,532.86          1
    931 HAWTHORNE LANE                 6.750          2,926.84         75
                                       6.500          2,926.84      445,000.00
    CEDARBURG        WI   53012          5            02/10/99         00
    0431278803                           05           04/01/99          0
    000                                  O            03/01/14
    0


    1888758          588/G01             F          289,600.00         ZZ
                                         180        286,691.50          1
    1 GLOUCESTER DRIVE                 6.375          2,502.87         76
                                       6.125          2,502.87      386,000.00
    MARLBORO TOWNSH  NJ   07746          1            02/25/99         00
    0431262914                           05           04/01/99          0
    981110023                            O            03/01/14
    0


1


    1888854          957/G01             F          558,000.00         ZZ
                                         180        552,572.43          1
    3516 ST JOHN'S DRIVE               6.750          4,937.80         70
                                       6.500          4,937.80      800,000.00
    HIGHLAND PARK    TX   75205          2            02/22/99         00
    0431244219                           05           04/01/99          0
    0335723                              O            03/01/14
    0


    1889253          956/G01             F          300,000.00         ZZ
                                         180        296,987.05          1
    12520 WATER LILY WAY               6.375          2,592.75         70
                                       6.125          2,592.75      430,000.00
    RENO             NV   89511          2            02/17/99         00
    0431249879                           03           04/01/99          0
    109020182                            O            03/01/14
    0


    1889922          195/G01             F          635,000.00         ZZ
                                         180        628,294.02          1
    1221 LAFAYETTE ROAD                6.875          5,663.28         41
                                       6.625          5,663.28    1,585,000.00
    GLADWYNE         PA   19035          2            03/02/99         00
    0431251883                           05           05/01/99          0
    61795                                O            04/01/14
    0


    1890197          M29/G01             F          462,500.00         ZZ
                                         180        458,049.33          1
    8 WALDEN LANE                      6.875          4,124.83         41
                                       6.625          4,124.83    1,150,000.00
    LITTLETON        CO   80121          2            03/03/99         00
    0431286087                           05           04/01/99          0
    0000                                 O            03/01/14
    0


    1890360          A50/A50             F          160,000.00         ZZ
                                         180        156,135.14          1
    375 HAYFIELD DRIVE                 7.750          1,506.04         66
                                       7.500          1,506.04      245,000.00
    DORA             AL   35062          2            01/26/99         00
    000                                  05           03/01/99          0
    000                                  O            02/01/14
    0


    1890550          E84/G01             F          950,000.00         ZZ
                                         180        943,922.82          1
    150 EL CAMINO DEL MAR              6.875          8,472.62         46
                                       6.625          8,472.62    2,100,000.00
1


    SAN FRANCISCO    CA   94121          2            03/02/99         00
    0431256304                           05           05/01/99          0
    10090259                             O            04/01/14
    0


    1890720          N09/G01             F          162,000.00         G
                                         180        160,952.46          1
    1771 WACHUSETT STREET              6.750          1,433.55         58
                                       6.500          1,433.55      280,000.00
    HOLDEN           MA   01520          1            03/31/99         00
    0431283050                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1890989          N58/G01             F          120,000.00         ZZ
                                         180        118,099.79          1
    3301 LONDON STREET                 7.000          1,078.59         62
                                       6.750          1,078.59      195,000.00
    LOS ANGELES      CA   90026          2            04/06/99         00
    0431295179                           05           06/01/99          0
    0000                                 O            05/01/14
    0


    1891274          638/G01             F          259,000.00         ZZ
                                         180        256,399.07          1
    301 FIELDSPRING COURT              6.500          2,256.17         88
                                       6.250          2,256.17      296,000.00
    O'FALLON         IL   62269          2            02/26/99         19
    0431251420                           05           04/01/99         25
    08856411                             O            03/01/14
    0


    1891740          562/562             F          140,000.00         ZZ
                                         180        139,075.05          1
    483 KIMBALL AVENUE                 6.500          1,219.56         70
                                       6.250          1,219.56      200,000.00
    YONKERS          NY   10704          2            03/16/99         00
    510545                               05           05/01/99          0
    510545                               O            04/01/14
    0


    1891902          Q51/G01             F          500,000.00         ZZ
                                         180        496,801.49          1
    827 SOUTH SANTA ANITA AVENUE       6.875          4,459.27         65
                                       6.625          4,459.27      770,000.00
    SAN MARINO       CA   91108          1            03/26/99         00
    0431279082                           05           05/01/99          0
    0000                                 O            04/01/14
    0
1




    1892058          687/G01             F          254,100.00         ZZ
                                         180        252,348.13          1
    1065 RASHFORD DRIVE                6.000          2,144.25         60
                                       5.750          2,144.25      427,000.00
    PLACENTIA        CA   92870          2            03/03/99         00
    0431317890                           05           05/01/99          0
    34900301                             O            04/01/14
    0


    1892165          562/562             F           73,000.00         ZZ
                                         180         72,527.95          2
    431 BROOKLYN AVENUE                6.750            645.99         41
                                       6.500            645.99      180,000.00
    BALDWIN          NY   11510          2            03/15/99         00
    591644                               05           05/01/99          0
    591644                               O            04/01/14
    0


    1892200          L94/G01             F           53,300.00         ZZ
                                         180         52,956.56          1
    1326 WEST 14TH STREET              7.500            494.10         90
                                       7.250            494.10       59,500.00
    DAVENPORT        IA   52804          2            03/30/99         01
    0431277664                           05           05/01/99         12
    1892200                              O            04/01/14
    0


    1892368          687/G01             F          546,000.00         ZZ
                                         180        540,745.80          1
    13045 VIA GRIMALDI                 6.875          4,869.53         45
                                       6.625          4,869.53    1,230,000.00
    DEL MAR          CA   92014          2            02/23/99         00
    0431336080                           05           04/01/99          0
    34900430                             O            03/01/14
    0


    1892465          L55/G01             F          151,000.00         ZZ
                                         180        151,000.00          2
    32-19 104TH STREET                 7.750          1,421.33         69
                                       7.500          1,421.33      222,000.00
    CORONA           NY   11369          2            05/12/99         00
    0431338763                           05           07/01/99          0
    6492                                 O            06/01/14
    0


    1892701          F53/G01             F          188,200.00         ZZ
                                         180        187,009.02          1
1


    428 STONERIDGE COURT               7.000          1,691.59         58
                                       6.750          1,691.59      328,000.00
    BONITA           CA   91902          2            03/04/99         00
    0431262617                           05           05/01/99          0
    ASA2995GUTI                          O            04/01/14
    0


    1892708          638/G01             F          434,000.00         ZZ
                                         180        431,223.69          1
    9201 SW 105TH STREET               6.875          3,870.65         66
                                       6.625          3,870.65      660,000.00
    MIAMI            FL   33176          2            03/04/99         00
    0431258490                           05           05/01/99          0
    08838055                             O            04/01/14
    0


    1892793          H87/G01             F          140,500.00         ZZ
                                         180        140,500.00          1
    25-17 85TH STREET                  7.250          1,282.57         62
                                       7.000          1,282.57      227,000.00
    FLUSHING         NY   11370          2            05/05/99         00
    0431331644                           09           07/01/99          0
    99022002                             O            06/01/14
    0


    1892843          A09/G01             F          100,000.00         ZZ
                                         120         98,001.99          1
    9 RAY STREET                       7.250          1,174.01         70
                                       7.000          1,174.01      144,000.00
    FREEPORT         NY   11520          5            03/13/99         00
    0431277672                           05           05/01/99          0
    0000                                 O            04/01/09
    0


    1893052          A06/G01             F          383,500.00         ZZ
                                         180        382,263.56          1
    1456 ARDMOOR                       6.750          3,393.63         55
                                       6.500          3,393.63      700,000.00
    BLOOMFIELD HILL  MI   48301          2            04/14/99         00
    0431295757                           05           06/01/99          0
    001000009902909                      O            05/01/14
    0


    1893264          A21/A21             F          259,000.00         ZZ
                                         180        258,182.86          1
    39 LANRAM ROAD                     7.000          2,327.97         90
                                       6.750          2,327.97      290,000.00
    TAPPAN           NY   10983          2            04/16/99         01
    100109099                            05           06/01/99         25
1


    100109099                            O            05/01/14
    0


    1893275          076/076             F          264,600.00         ZZ
                                         180        261,084.77          1
    1241 FINKS HIDEAWAY                6.500          2,304.95         90
                                       6.250          2,304.95      294,000.00
    MONROE           LA   71203          2            01/15/99         10
    1354498                              05           03/01/99         25
    1354498                              O            02/01/14
    0


    1893284          076/076             F          281,000.00         ZZ
                                         180        277,556.73          1
    130  BEAUMONT PL                   6.875          2,506.12         74
                                       6.625          2,506.12      380,000.00
    GWYNEDD VALLEY   PA   19437          5            02/03/99         00
    3478326                              05           04/01/99          0
    3478326                              O            03/01/14
    0


    1893286          076/076             F          398,000.00         ZZ
                                         180        394,083.79          1
    12S WHITE BURCH RD                 6.625          3,494.42         73
                                       6.375          3,494.42      550,000.00
    STAMFORD         CT   06905          2            02/10/99         00
    5977275                              05           04/01/99          0
    5977275                              O            03/01/14
    0


    1893289          076/076             F          270,000.00         ZZ
                                         180        264,735.74          1
    1100 HILTON ST                     6.500          2,351.99         72
                                       6.250          2,351.99      375,000.00
    MONROE           LA   71201          2            01/20/99         00
    6910134                              05           03/01/99          0
    6910134                              O            02/01/14
    0


    1893290          076/076             F          246,000.00         ZZ
                                         180        238,249.80          1
    119 PALISADES RD                   6.750          2,176.88         51
                                       6.500          2,176.88      485,000.00
    ATLANTA          GA   30309          2            01/27/99         00
    7029865                              05           03/01/99          0
    7029865                              O            02/01/14
    0


1


    1893292          076/076             F          238,700.00         ZZ
                                         180        232,288.38          1
    3408 JAYWOOD CT                    6.500          2,079.34         74
                                       6.250          2,079.34      325,000.00
    ARLINGTON        TX   76017          2            09/30/98         00
    7273633                              05           11/01/98          0
    7273633                              O            10/01/13
    0


    1893308          076/076             F          360,000.00         T
                                         180        356,055.38          1
    8135 WHITE CLIFF RD                6.750          3,185.68         76
                                       6.500          3,185.68      475,000.00
    EGG HARBOR       WI   54209          2            02/08/99         00
    7351289                              01           04/01/99          0
    7351289                              O            03/01/14
    0


    1893319          076/076             F          357,000.00         ZZ
                                         180        351,055.44          1
    1006 13TH AVE                      6.500          3,109.85         80
                                       6.250          3,109.85      447,900.00
    HUNTINGTON       WV   25701          2            12/28/98         00
    7985411                              05           02/01/99          0
    7985411                              O            01/01/14
    0


    1893326          076/076             F          318,750.00         ZZ
                                         144        312,833.92          1
    30 COB RD                          6.500          3,193.62         75
                                       6.250          3,193.62      425,000.00
    ASHBURNHAM       MA   01430          5            01/19/99         00
    9351464                              05           03/01/99          0
    9351464                              O            02/01/11
    0


    1893647          195/G01             F          262,000.00         ZZ
                                         180        260,250.44          1
    5 NINE IRON COURT                  6.375          2,264.34         64
                                       6.125          2,264.34      410,000.00
    MOUNTAIN TOP     PA   18707          2            03/12/99         00
    0431277250                           05           05/01/99          0
    61706                                O            04/01/14
    0


    1893710          B98/G01             F          258,500.00         ZZ
                                         180        257,675.54          1
    3477 N BERKELEY AVE                6.875          2,305.45         74
                                       6.625          2,305.45      350,000.00
1


    TURLOCK          CA   95382          2            04/14/99         00
    0431304104                           05           06/01/99          0
    0000                                 O            05/01/14
    0


    1893760          813/813             F          118,000.00         ZZ
                                         180        116,676.04          1
    151 ALALA ROAD                     6.500          1,027.91         28
                                       6.250          1,027.91      435,000.00
    KAILUA           HI   96734          2            02/19/99         00
    990201002                            05           04/01/99          0
    990201002                            O            03/01/14
    0


    1893764          E84/G01             F          128,350.00         ZZ
                                         180        127,511.07          1
    14919 LAYTHAM LANE                 6.625          1,126.91         75
                                       6.375          1,126.91      171,140.00
    SUGAR LAND       TX   77478          1            03/17/99         00
    0431263763                           03           05/01/99          0
    32600195                             O            04/01/14
    0


    1893838          F44/G01             F          205,000.00         ZZ
                                         180        203,258.75          1
    5 BAGATELLE COURT                  6.625          1,799.89         66
                                       6.375          1,799.89      315,000.00
    MELVILLE         NY   11747          2            03/18/99         00
    0431263409                           05           05/01/99          0
    206982                               O            04/01/14
    0


    1893900          A50/A50             F          450,000.00         ZZ
                                         180        446,866.54          1
    280 GOLFVIEW CLUB DRIVE            6.500          3,919.98         72
                                       6.250          3,919.98      630,000.00
    NEWNAN           GA   30263          2            03/01/99         00
    000                                  05           05/01/99          0
    000                                  O            04/01/14
    0


    1893912          F26/G01             F          999,950.00         ZZ
                                         180        993,414.13          1
    5505 LAKE WA BLVD NE UNIT 1D       6.625          8,779.50         63
                                       6.375          8,779.50    1,600,000.00
    KIRKLAND         WA   98033          2            03/16/99         00
    0431261270                           01           05/01/99          0
    7142602400                           O            04/01/14
    0
1




    1893947          822/G01             F           84,000.00         ZZ
                                         180         84,000.00          1
    312 FAIRVIEW DRIVE                 7.375            772.74         60
                                       7.125            772.74      140,000.00
    LITITZ           PA   17543          5            04/27/99         00
    0431319169                           05           07/01/99          0
    1206022786                           O            06/01/14
    0


    1894087          638/G01             F           76,000.00         ZZ
                                         180         75,519.04          1
    416 S GRACE                        7.000            683.11         54
                                       6.750            683.11      143,000.00
    LOMBARD          IL   60148          2            03/12/99         00
    0431264753                           05           05/01/99          0
    08857430                             O            04/01/14
    0


    1894090          638/G01             F          121,000.00         ZZ
                                         180        120,234.28          1
    50 MAIN STREET                     7.000          1,087.58         44
                                       6.750          1,087.58      280,000.00
    EAST HAMPTON     CT   06424          2            03/10/99         00
    0431264837                           05           05/01/99          0
    08858935                             O            04/01/14
    0


    1894323          E66/E66             F          299,250.00         ZZ
                                         180        295,358.08          1
    109 CHARLEMAGNE COURT              6.750          2,648.09         75
                                       6.500          2,648.09      399,000.00
    CARY             NC   27511          5            01/19/99         00
    600469544                            05           03/01/99          0
    600469544                            O            02/01/14
    0


    1894325          E66/E66             F          256,000.00         ZZ
                                         180        253,483.18          1
    5028 SUNSET FAIRWAYS DRIVE         6.625          2,247.66         78
                                       6.375          2,247.66      329,500.00
    HOLLY SPRINGS    NC   27540          2            02/19/99         00
    600478157                            03           04/01/99          0
    600478157                            O            03/01/14
    0


    1894438          E82/G01             F           96,500.00         ZZ
                                         180         95,869.26          1
1


    33902 COUNTY ROAD 373A             6.625            847.26         49
                                       6.375            847.26      200,000.00
    BUENA VISTA      CO   81211          2            03/24/99         00
    0400187209                           05           05/01/99          0
    0400187209                           O            04/01/14
    0


    1894569          638/G01             F          225,000.00         ZZ
                                         180        223,513.50          1
    4506 E PARKER ROAD                 6.500          1,959.99         70
                                       6.250          1,959.99      325,000.00
    PARKER           TX   75002          1            03/05/99         00
    0431265768                           05           05/01/99          0
    08848335                             O            04/01/14
    0


    1894657          A54/G01             F          331,000.00         ZZ
                                         180        326,602.62          1
    1930 DUMORE LANE                   6.500          2,883.37         88
                                       6.250          2,883.37      377,000.00
    CLEMMONS         NC   27012          2            01/22/99         22
    0431276989                           03           03/01/99         25
    0002230241                           O            02/01/14
    0


    1894662          A54/G01             F          437,000.00         ZZ
                                         180        431,070.28          1
    530 ROUND HILL RD                  6.250          3,746.94         77
                                       6.000          3,746.94      568,000.00
    INDIANAPOLIS     IN   46260          2            01/20/99         00
    0431272707                           05           03/01/99          0
    0002274736                           O            02/01/14
    0


    1894678          A54/G01             F          360,000.00         ZZ
                                         180        356,460.69          1
    3800 ZENITH AVENUE SOUTH           6.625          3,160.78         77
                                       6.375          3,160.78      470,000.00
    MINNEAPOLIS      MN   55410          2            02/09/99         00
    0431272715                           05           04/01/99          0
    2250421                              O            03/01/14
    0


    1894681          A54/G01             F          276,000.00         ZZ
                                         180        272,294.24          1
    7502 WHITEMARSH WAY                6.375          2,385.34         65
                                       6.125          2,385.34      430,000.00
    HUDSON           OH   44236          2            01/30/99         00
    0431272673                           05           03/01/99          0
1


    2287647                              O            02/01/14
    0


    1894821          664/G01             F          450,000.00         ZZ
                                         180        447,152.26          1
    7 GARDENIA                         7.000          4,044.73         70
                                       6.750          4,044.73      650,000.00
    IRVINE           CA   92620          1            03/03/99         00
    0431278118                           03           05/01/99          0
    2913879                              O            04/01/14
    0


    1895169          754/754             F          420,000.00         ZZ
                                         180        417,399.13          1
    718B QUAKER POINT ROAD             7.250          3,834.02         75
                                       7.000          3,834.02      560,000.00
    WEST BATH        ME   04530          5            03/15/99         00
    47712                                05           05/01/99          0
    47712                                O            04/01/14
    0


    1895174          830/G01             F           45,000.00         ZZ
                                         180         44,712.14          1
    6010 WEST LINCOLN                  6.875            401.33         40
                                       6.625            401.33      115,000.00
    YAKIMA           WA   98908          5            03/23/99         00
    0431269182                           05           05/01/99          0
    542467                               O            04/01/14
    0


    1895220          P51/G01             F          344,000.00         ZZ
                                         180        341,799.42          1
    3136 LOS OLIVOS LANE               6.875          3,067.98         80
                                       6.625          3,067.98      430,000.00
    LA CRESCENTA     CA   91214          1            03/26/99         00
    0431287622                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1895251          455/G01             F           74,900.00         ZZ
                                         180         74,015.10          2
    500-502 CHARTER COURT              6.750            662.80         70
                                       6.500            662.80      107,000.00
    LAWRENCEVILLE    GA   30045          1            03/30/99         00
    0431277185                           05           05/01/99          0
    84008                                O            04/01/14
    0


1


    1895288          E82/G01             F           73,700.00         ZZ
                                         180         73,228.53          1
    1328 6TH STREET                    6.875            657.30         73
                                       6.625            657.30      101,000.00
    GREELEY          CO   80631          2            03/26/99         00
    0400188140                           05           05/01/99          0
    0400188140                           O            04/01/14
    0


    1895572          685/G01             F           85,600.00         ZZ
                                         180         85,052.41          1
    1628 CARLTONIA STREET              6.875            763.43         80
                                       6.625            763.43      108,000.00
    PUEBLO           CO   81006          2            03/25/99         00
    0431275890                           05           05/01/99          0
    117820                               O            04/01/14
    0


    1895576          E82/G01             F          196,500.00         ZZ
                                         180        194,775.18          1
    227 MASON ROAD                     7.250          1,793.77         70
                                       7.000          1,793.77      281,000.00
    WEST TOWNSEND    MA   01474          2            03/26/99         00
    0400194119                           05           05/01/99          0
    1635538                              O            04/01/14
    0


    1895604          076/076             F          800,000.00         ZZ
                                         180        791,965.47          1
    215 FAIRACRES ROAD                 6.375          6,914.00         50
                                       6.125          6,914.00    1,600,000.00
    OMAHA            NE   68132          1            02/22/99         00
    9112769                              05           04/01/99          0
    9112769                              O            03/01/14
    0


    1895709          638/G01             F           26,400.00         ZZ
                                         180         26,231.12          1
    11311 HARWIN DRIVE                 6.875            235.45         76
                                       6.625            235.45       35,000.00
    HOUSTON          TX   77072          1            03/12/99         00
    0431273440                           09           05/01/99          0
    8862700                              O            04/01/14
    0


    1895720          952/G01             F          190,000.00         ZZ
                                         180        189,400.55          1
    76 HARRISON ROAD                   7.000          1,707.78         50
                                       6.750          1,707.78      382,000.00
1


    WAYNE            NJ   07470          2            04/23/99         00
    0431307958                           05           06/01/99          0
    99002876                             O            05/01/14
    0


    1895878          830/G01             F          114,000.00         ZZ
                                         120        112,687.89          1
    2507 MAPLEVIEW COURT SE            7.125          1,330.99         66
                                       6.875          1,330.99      175,000.00
    KENTWOOD         MI   49508          2            03/22/99         00
    0431279124                           05           05/01/99          0
    533843                               O            04/01/09
    0


    1895920          026/G01             F          283,300.00         ZZ
                                         180        281,428.33          1
    3648 GLENBARRY CIRCLE              6.500          2,467.85         71
                                       6.250          2,467.85      400,000.00
    FAYETTEVILLE     NC   28314          2            03/24/99         00
    0431279256                           05           05/01/99          0
    0200524062                           O            04/01/14
    0


    1896022          B65/G01             F          376,000.00         ZZ
                                         180        373,594.71          1
    3000 OBSERVATORY AVENUE            6.875          3,353.38         80
                                       6.625          3,353.38      470,000.00
    CINCINNATI       OH   45208          2            03/26/99         00
    0431278985                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1896066          E33/G01             F          640,000.00         ZZ
                                         180        636,036.76          1
    20 SEAWATCH DRIVE                  7.250          5,842.32         65
                                       7.000          5,842.32      985,000.00
    BOCA GRANDE      FL   33921          1            03/31/99         00
    0431284629                           03           05/01/99          0
    295263548                            O            04/01/14
    0


    1896449          M65/G01             F          311,720.00         ZZ
                                         180        310,757.73          1
    8 WILDWOOD COURT                   7.250          2,845.58         80
                                       7.000          2,845.58      389,650.00
    EAST ISLIP       NY   11730          1            04/14/99         00
    0431289842                           05           06/01/99          0
    0000                                 O            05/01/14
    0
1




    1896513          026/G01             F          320,000.00         ZZ
                                         180        317,863.12          1
    117 LOGANBERRY CIRCLE              6.375          2,765.61         77
                                       6.125          2,765.61      420,000.00
    GOOSE CREEK      SC   29445          2            03/26/99         00
    0431282763                           03           05/01/99          0
    0200414810                           O            04/01/14
    0


    1896534          A50/A50             F          272,984.00         ZZ
                                         180        271,137.14          1
    8548 WILL KEITH ROAD               6.875          2,434.62         41
                                       6.625          2,434.62      675,000.00
    TRUSSVILLE       AL   35173          5            03/15/99         00
    121480                               05           05/01/99          0
    121480                               O            04/01/14
    0


    1896552          H22/G01             F          150,000.00         ZZ
                                         180        149,030.06          1
    23-95 32ND STREET                  6.750          1,327.36         53
                                       6.500          1,327.36      285,000.00
    ASTORIA          NY   11105          1            04/01/99         00
    0431275726                           05           05/01/99          0
    9902016                              O            04/01/14
    0


    1896561          637/G01             F          117,700.00         ZZ
                                         180        116,592.11          1
    13951 MEACHAM ROAD                 7.000          1,057.92         55
                                       6.750          1,057.92      214,000.00
    BAKERSFIELD      CA   93312          1            03/19/99         00
    0431282904                           05           05/01/99          0
    0013939939                           O            04/01/14
    0


    1896581          116/116             F          400,000.00         ZZ
                                         180        397,413.49          1
    30 SOUTH WINDSAIL PLACE            6.750          3,539.63         56
                                       6.500          3,539.63      714,750.00
    THE WOODLANDS    TX   77381          1            03/29/99         00
    000                                  03           05/01/99          0
    000                                  O            04/01/14
    0


    1896590          975/G01             F          384,850.00         ZZ
                                         180        382,440.79          1
1


    1511 RUBY COURT                    7.125          3,486.09         70
                                       6.875          3,486.09      549,855.00
    DIAMOND BAR      CA   91765          1            03/30/99         00
    0431282664                           03           05/01/99          0
    991020                               O            04/01/14
    0


    1896591          975/G01             F          650,000.00         ZZ
                                         180        645,841.94          1
    260 SOUTH EL CAMINO DRIVE          6.875          5,797.05         65
                                       6.625          5,797.05    1,000,000.00
    BEVERLY HILLS    CA   90212          2            03/22/99         00
    0431281203                           05           05/01/99          0
    990661                               O            04/01/14
    0


    1896596          975/G01             F          546,000.00         ZZ
                                         180        542,469.38          1
    3352 MEDALLION COURT               6.750          4,831.61         70
                                       6.500          4,831.61      780,000.00
    PLEASANTON       CA   94588          2            03/19/99         00
    0431283282                           03           05/01/99          0
    000                                  O            04/01/14
    0


    1896757          K65/G01             F          408,900.00         ZZ
                                         180        407,581.67          1
    3465 LAKESHORE DRIVE               6.750          3,618.39         57
                                       6.500          3,618.39      720,000.00
    CUMMING          GA   30041          1            04/26/99         00
    0431305572                           05           06/01/99          0
    49929728                             O            05/01/14
    0


    1896768          L76/G01             F           44,800.00         ZZ
                                         180         43,526.58          1
    1707 NORTH FIRE ROAD               7.550            416.58         52
                                       7.300            416.58       87,000.00
    TWINING          MI   48766          2            03/25/99         00
    0431281757                           05           05/01/99          0
    0000                                 O            04/01/14
    0


    1896857          638/G01             F          108,500.00         ZZ
                                         180        107,705.35          1
    472 POND STREET                    6.875            967.66         62
                                       6.625            967.66      177,000.00
    BRAINTREE        MA   02184          2            03/23/99         00
    0431276146                           05           05/01/99          0
1


    8853562                              O            04/01/14
    0


    1896863          638/G01             F           85,000.00         ZZ
                                         180         84,462.10          1
    3136 GLENWAY DRIVE                 7.000            764.00         19
                                       6.750            764.00      450,000.00
    NORTHBROOK       IL   60062          2            03/24/99         00
    0431276245                           05           05/01/99          0
    8866572                              O            04/01/14
    0


    1896883          638/G01             F           57,600.00         ZZ
                                         180         57,223.52          1
    541 KIRKWOOD DRIVE                 6.625            505.72         80
                                       6.375            505.72       72,000.00
    DALLAS           TX   75218          1            03/31/99         00
    0431276138                           05           05/01/99          0
    8870895                              O            04/01/14
    0


    1896898          L48/G01             F           38,000.00         ZZ
                                         180         37,881.41          1
    3901 13 MILE ROAD                  7.125            344.22         16
                                       6.875            344.22      245,000.00
    ROCKFORD         MI   49341          5            03/29/99         00
    0431277623                           05           06/01/99          0
    0000                                 O            05/01/14
    0


    1896924          B64/B64             F          385,000.00         ZZ
                                         180        383,704.13          1
    858 APPENZELL DR                   6.250          3,301.08         80
                                       6.000          3,301.08      481,500.00
    HUMMELSTOWN      PA   17036          2            03/30/99         00
    00069515                             05           06/01/99          0
    00069515                             O            05/01/14
    0


    1897046          593/G01             F          310,000.00         ZZ
                                         180        308,016.92          1
    480 W RIDGELINE DRIVE              6.875          2,764.75         70
                                       6.625          2,764.75      448,000.00
    BOISE            ID   83702          5            03/22/99         00
    0431280486                           03           05/01/99          0
    0006039945                           O            04/01/14
    0


1


    1897049          593/593             F          265,000.00         ZZ
                                         180        258,981.02          1
    4268 NW BOXWOOD DRIVE              6.875          2,363.42         80
                                       6.625          2,363.42      331,250.00
    CORVALLIS        OR   97330          4            05/04/98         00
    0006303523                           05           12/01/98          0
    0006303523                           O            11/01/13
    0


    1897053          593/593             F          387,500.00         ZZ
                                         180        377,412.36          1
    727 E HIGHLAND VIEW DRIVE          6.875          3,455.94         80
                                       6.625          3,455.94      484,400.00
    BOISE            ID   83702          1            09/29/98         00
    0006023113                           05           11/01/98          0
    0006023113                           O            10/01/13
    0


    1897109          K68/G01             F          480,000.00         ZZ
                                         180        478,435.63          1
    133 CHANTILLY DRIVE                6.625          4,214.37         80
                                       6.375          4,214.37      607,500.00
    MADISON          MS   39110          2            04/05/99         00
    0431279769                           05           06/01/99          0
    0978155                              O            05/01/14
    0


    1897143          638/G01             F          398,250.00         ZZ
                                         180        395,671.02          1
    7752 WHITEGATE AVENUE              7.000          3,579.58         90
                                       6.750          3,579.58      442,500.00
    RIVERSIDE        CA   92506          1            03/29/99         14
    0431277565                           05           05/01/99         12
    8867748                              O            04/01/14
    0


    1897233          E84/G01             F          226,100.00         ZZ
                                         180        224,699.86          1
    9709 DIVOT DRIVE                   7.250          2,063.98         72
                                       7.000          2,063.98      317,000.00
    GRANBURY         TX   76049          2            03/22/99         00
    0431279363                           03           05/01/99          0
    32600199                             O            04/01/14
    0


    1897376          E82/G01             F          260,000.00         ZZ
                                         180        259,170.76          1
    902 SOUTH GEORGE STREET            6.875          2,318.82         79
                                       6.625          2,318.82      330,000.00
1


    YORK             PA   17403          2            04/02/99         00
    0400189957                           05           06/01/99          0
    1514125                              O            05/01/14
    0


    1897377          Q05/G01             F          104,000.00         ZZ
                                         180        103,362.95          1
    77 SCRIBNER ROAD                   7.375            956.72         60
                                       7.125            956.72      175,000.00
    TYNGSBORO        MA   01879          2            03/31/99         00
    0431292861                           05           05/01/99          0
    00                                   O            04/01/14
    0


    1897503          E83/G01             F           68,000.00         ZZ
                                         180         67,517.69          1
    77 LITTLE YORK ROAD                7.375            625.55         80
                                       7.125            625.55       85,000.00
    WARWICK          NY   10990          1            03/16/99         00
    0431279934                           05           05/01/99          0
    98120045                             O            04/01/14
    0


    1897542          369/G01             F          252,000.00         ZZ
                                         180        250,387.94          1
    6443 DRY BARLEY LANE               6.875          2,247.48         80
                                       6.625          2,247.48      315,000.00
    COLUMBIA         MD   21045          2            03/15/99         00
    0431281278                           05           05/01/99          0
    71307540                             O            04/01/14
    0


    1897574          956/G01             F          375,000.00         ZZ
                                         180        372,601.13          1
    3038 DANISH RIDGE RIDGE WAY        6.875          3,344.45         60
                                       6.625          3,344.45      630,000.00
    SALT LAKE CITY   UT   84121          5            03/26/99         00
    0431280775                           05           05/01/99          0
    409030047                            O            04/01/14
    0


    1897917          638/G01             F          363,080.00         ZZ
                                         180        358,828.15          1
    5846 COBBLESTONE DRIVE             6.875          3,238.14         54
                                       6.625          3,238.14      675,000.00
    OSAGE BEACH      MO   65065          2            03/25/99         00
    0431281542                           05           05/01/99          0
    8863315                              O            04/01/14
    0
1




    1897922          638/G01             F          272,000.00         ZZ
                                         180        270,278.71          1
    636 TEWKESBURY LANE                7.000          2,444.81         80
                                       6.750          2,444.81      340,000.00
    SEVERNA PARK     MD   21146          5            03/22/99         00
    0431282359                           05           05/01/99          0
    8862455                              O            04/01/14
    0


    1897977          624/G01             F          310,400.00         ZZ
                                         180        308,392.85          1
    4941 NORTH VAN NESS BOULEVARD      6.750          2,746.76         80
                                       6.500          2,746.76      388,000.00
    FRESNO           CA   93704          1            03/18/99         00
    0431279660                           05           05/01/99          0
    29500290206                          O            04/01/14
    0


    1898205          664/G01             F          335,600.00         ZZ
                                         180        332,300.57          1
    528 CATALPA ROAD                   6.625          2,946.55         67
                                       6.375          2,946.55      501,000.00
    ARCADIA          CA   91007          2            02/24/99         00
    0431284561                           05           04/01/99          0
    3020260                              O            03/01/14
    0


    1898470          356/G01             F          388,000.00         ZZ
                                         180        385,544.60          1
    2199 GLANCY COURT                  7.000          3,487.46         78
                                       6.750          3,487.46      500,000.00
    CARMICHAEL       CA   95608          2            03/23/99         00
    0431280700                           05           05/01/99          0
    2706349                              O            04/01/14
    0


    1898592          168/168             F          408,000.00         ZZ
                                         180        405,333.24          1
    104 GLEN HOLLOW ROAD               6.625          3,582.21         80
                                       6.375          3,582.21      510,000.00
    SLINGERLANDS     NY   12159          2            03/23/99         00
    0249380315                           05           05/01/99          0
    0249380315                           O            04/01/14
    0


    1898596          757/G01             F          357,000.00         T
                                         180        355,849.00          1
1


    1 MARSH ISLAND LANE                6.750          3,159.13         51
                                       6.500          3,159.13      700,000.00
    SAVANNAH         GA   31411          2            04/07/99         00
    0431283530                           03           06/01/99          0
    8435216                              O            05/01/14
    0


    1898597          893/G01             F          380,000.00         ZZ
                                         180        377,516.24          1
    715 ACACIA DRIVE                   6.625          3,336.38         72
                                       6.375          3,336.38      534,000.00
    BURLINGAME       CA   94010          2            03/25/99         00
    0431279785                           05           05/01/99          0
    99020780                             O            04/01/14
    0


    1898605          077/077             F          315,000.00         ZZ
                                         180        312,837.52          1
    15861 ASHVILLE LN                  6.875          2,809.34         63
                                       6.625          2,809.34      500,000.00
    GRANGER          IN   46530          2            03/26/99         00
    440986                               05           05/01/99          0
    440986                               O            04/01/14
    0


    1898620          638/G01             F          275,000.00         ZZ
                                         180        273,221.77          1
    800 HARBOR ISLAND                  6.750          2,433.50         57
                                       6.500          2,433.50      490,000.00
    CLEARWATER       FL   33767          2            03/19/99         00
    0431283860                           05           05/01/99          0
    8866521                              O            04/01/14
    0


    1898702          961/G01             F          105,500.00         ZZ
                                         180        104,610.44          2
    10336 RALPH STREET A&B             6.625            926.28         50
                                       6.375            926.28      215,000.00
    EL MONTE         CA   91731          2            03/16/99         00
    0431280189                           05           05/01/99          0
    09112213                             O            04/01/14
    0


    1899042          356/G01             F          307,000.00         ZZ
                                         180        305,057.19          1
    702 MONTE ROSA DRIVE               7.000          2,759.41         54
                                       6.750          2,759.41      575,000.00
    MENLO PARK       CA   94025          2            03/18/99         00
    0431284439                           01           05/01/99          0
1


    2724862                              O            04/01/14
    0


    1899045          356/G01             F          261,500.00         ZZ
                                         180        253,468.02          1
    2172 CHARDONNAY WAY                7.000          2,350.44         39
                                       6.750          2,350.44      675,000.00
    LIVERMORE        CA   94550          2            03/16/99         00
    0431292309                           05           05/01/99          0
    2722528                              O            04/01/14
    0


    1899118          Q89/G01             F          225,278.53         ZZ
                                         148        224,348.93          1
    4101 N OCEAN BLVD #1204 D          7.500          2,337.59         70
                                       7.250          2,337.59      360,000.00
    BOCA RATON       FL   33431          1            04/09/99         00
    0430054023                           06           06/01/99          0
    1531933                              O            09/01/11
    0


    1899196          956/G01             F          300,000.00         ZZ
                                         180        297,235.02          1
    278 SOUTH SHORELINE BOULEVARD      7.375          2,759.77         53
                                       7.125          2,759.77      575,000.00
    MOUNTAIN VIEW    CA   94041          1            02/04/99         00
    0431287697                           05           04/01/99          0
    209010444                            O            03/01/14
    0


    1899216          624/G01             F          535,200.00         ZZ
                                         180        533,529.74          1
    383 PALOMAR AVENUE                 7.125          4,848.01         80
                                       6.875          4,848.01      669,000.00
    PISMO BEACH      CA   93449          1            04/05/99         00
    0431281906                           05           06/01/99          0
    72002790236                          O            05/01/14
    0


    1899233          638/G01             F          254,000.00         ZZ
                                         180        252,409.93          1
    732 SINGLEY DRIVE                  7.125          2,300.81         62
                                       6.875          2,300.81      410,000.00
    MILPITAS         CA   95035          2            03/25/99         00
    0431285527                           05           05/01/99          0
    8871165                              O            04/01/14
    0


1


    1899303          638/G01             F          297,000.00         ZZ
                                         180        295,100.08          1
    1106 MASSACHUSETTS AVENUE          6.875          2,648.81         40
                                       6.625          2,648.81      750,000.00
    LEXINGTON        MA   02173          5            03/25/99         00
    0431283464                           05           05/01/99          0
    8870712                              O            04/01/14
    0


    1899476          E84/G01             F           55,650.00         ZZ
                                         180         55,290.15          1
    7041 EVANS AVENUE                  6.750            492.45         59
                                       6.500            492.45       95,000.00
    HOUSTON          TX   77061          2            03/26/99         00
    0431285766                           05           05/01/99          0
    32600196                             O            04/01/14
    0


    1899547          Q89/G01             F          108,140.42         ZZ
                                         148        107,694.19          1
    10830 SW 38TH DRIVE                7.500          1,122.11         45
                                       7.250          1,122.11      267,669.00
    DAVIE            FL   33328          1            04/13/99         00
    0430063503                           03           06/01/99          0
    1534874                              O            09/01/11
    0


    1899675          E45/G01             F          265,000.00         ZZ
                                         180        261,338.56          1
    45 TURTLE CREEK CIRCLE             6.375          2,290.26         64
                                       6.125          2,290.26      415,000.00
    OLDSMAR          FL   34677          1            03/01/99         00
    0431283993                           03           04/01/99          0
    49079                                O            03/01/14
    0


    1899686          026/G01             F          281,250.00         ZZ
                                         180        280,352.98          1
    3308 MADISON AVENUE                6.875          2,508.35         75
                                       6.625          2,508.35      375,000.00
    GREENSBORO       NC   27403          5            04/07/99         00
    0431282698                           05           06/01/99          0
    0200480855                           O            05/01/14
    0


    1899784          E33/G01             F          334,000.00         ZZ
                                         180        332,899.67          1
    340 KING MUIR ROAD                 6.500          2,909.50         42
                                       6.250          2,909.50      800,000.00
1


    LAKE FOREST      IL   60045          2            04/09/99         00
    0431286426                           05           06/01/99          0
    054344689                            O            05/01/14
    0


    1899877          638/G01             F          119,500.00         ZZ
                                         180        118,727.27          1
    12982 WEST 61ST CIRCLE             6.750          1,057.47         66
                                       6.500          1,057.47      183,000.00
    ARVADA           CO   80004          2            03/26/99         00
    0431287267                           05           05/01/99          0
    8861759                              O            04/01/14
    0


    1899885          N44/G01             F          359,500.00         ZZ
                                         120        355,276.67          1
    1500 MANANA STREET                 6.750          4,127.93         24
                                       6.500          4,127.93    1,500,000.00
    AUSTIN           TX   78730          2            03/31/99         00
    0431288810                           05           05/01/99          0
    0000                                 O            04/01/09
    0


    1899894          638/G01             F          150,000.00         ZZ
                                         180        148,986.37          1
    6840 DORINDA DRIVE                 6.625          1,316.99         75
                                       6.375          1,316.99      200,000.00
    RIVERSIDE        CA   92503          2            03/26/99         00
    0431287150                           05           05/01/99          0
    8857752                              O            04/01/14
    0


    1899907          M29/G01             F          415,000.00         ZZ
                                         180        413,676.40          1
    7425 SOUTH UTICA STREET            6.875          3,701.20         73
                                       6.625          3,701.20      575,000.00
    LITTLETON        CO   80128          2            04/21/99         00
    0431314087                           03           06/01/99          0
    0000                                 O            05/01/14
    0


    1899946          952/G01             F          300,000.00         ZZ
                                         180        299,073.91          1
    385 ESPLANADE PLACE                7.250          2,738.59         67
                                       7.000          2,738.59      450,000.00
    CLIFFSIDE PARK   NJ   07010          1            04/12/99         00
    0431287556                           05           06/01/99          0
    0000                                 O            05/01/14
    0
1




    1900174          811/G01             F          310,000.00         ZZ
                                         180        300,011.29          1
    197 HILLSIDE AVENUE                6.875          2,764.75         34
                                       6.625          2,764.75      925,000.00
    MENLOPARK        CA   94025          2            04/05/99         00
    0431288836                           05           06/01/99          0
    FM80019987                           O            05/01/14
    0


    1900183          883/G01             F          128,250.00         ZZ
                                         180        127,862.66          1
    2334 ROCKMILL LANE                 7.500          1,188.90         95
                                       7.250          1,188.90      135,000.00
    CONYERS          GA   30013          2            04/01/99         14
    0431285790                           05           06/01/99         25
    10006212                             O            05/01/14
    0


    1900366          195/G01             F          468,000.00         ZZ
                                         180        466,441.55          1
    604 HARDSCRABBLE ROAD              6.375          4,044.70         80
                                       6.125          4,044.70      585,000.00
    CHAPPAQUA        NY   10514          1            04/09/99         00
    0431284421                           05           06/01/99          0
    61133                                O            05/01/14
    0


    1900384          411/411             F          265,600.00         ZZ
                                         180        264,734.38          1
    12 TRENTON STREET                  6.625          2,331.95         80
    #2                                 6.375          2,331.95      332,000.00
    CHARLESTOWN      MA   02129          1            04/12/99         00
    20015235                             01           06/01/99          0
    20015235                             O            05/01/14
    0


    1900397          638/G01             F          400,000.00         ZZ
                                         180        397,413.47          1
    5930 GREENBRIAR COURT              6.750          3,539.64         52
                                       6.500          3,539.64      775,000.00
    AGOURA HILLS     CA   91301          5            03/17/99         00
    0431293851                           03           05/01/99          0
    08819285                             O            04/01/14
    0


    1900437          A06/G01             F          339,800.00         ZZ
                                         180        338,692.55          1
1


    28575 DANVERS COURT                6.625          2,983.43         51
                                       6.375          2,983.43      670,000.00
    FARMINGTON HILL  MI   48334          2            04/21/99         00
    0431307156                           05           06/01/99          0
    001000009901710                      O            05/01/14
    0


    1900440          638/G01             F          255,000.00         ZZ
                                         180        253,169.04          1
    385 WOAK GLEN DRIVE                7.000          2,292.01         78
                                       6.750          2,292.01      327,000.00
    BARTLETT         IL   60103          2            03/30/99         00
    0431288620                           05           05/01/99          0
    08860738                             O            04/01/14
    0


    1900450          638/G01             F          203,000.00         ZZ
                                         180        201,687.33          1
    6078 EAST PASEO CIMARRON           6.750          1,796.37         68
                                       6.500          1,796.37      300,000.00
    TUCSON           AZ   85750          2            03/31/99         00
    0431289313                           03           05/01/99          0
    08870904                             O            04/01/14
    0


    1900471          593/593             F          317,500.00         ZZ
                                         180        301,686.01          1
    3116 LAURELWOOD DRIVE              6.875          2,831.64         62
                                       6.625          2,831.64      518,000.00
    TWIN FALLS       ID   83301          2            01/30/98         00
    0007010606                           05           04/01/98          0
    0007010606                           O            03/01/13
    0


    1900493          638/G01             F          100,000.00         ZZ
                                         180         99,380.75          1
    12249 BRIARDALE WAY                7.250            912.86         35
                                       7.000            912.86      289,000.00
    SAN DIEGO        CA   92128          1            03/26/99         00
    0431288695                           03           05/01/99          0
    08871148                             O            04/01/14
    0


    1900497          638/G01             F          134,000.00         ZZ
                                         180        133,188.07          1
    34 TOWER FARM ROAD                 7.500          1,242.20         69
                                       7.250          1,242.20      197,000.00
    BILLARICA        MA   01821          2            03/17/99         00
    0431289321                           05           05/01/99          0
1


    8867689                              O            04/01/14
    0


    1900603          550/550             F        1,000,000.00         ZZ
                                         180        996,677.14          1
    733 PONTE VEDRA BOULEVARD          6.400          8,656.19         49
                                       6.150          8,656.19    2,045,000.00
    PONTE VEDRA BEA  FL   32082          1            04/13/99         00
    120290544                            05           06/01/99          0
    120290544                            O            05/01/14
    0


    1900615          026/G01             F          450,300.00         ZZ
                                         180        448,879.32          1
    733 WOODSON PLACE                  7.000          4,047.43         57
                                       6.750          4,047.43      800,000.00
    MANAKIN-SABOT    VA   23103          5            04/07/99         00
    0431284157                           03           06/01/99          0
    200066277                            O            05/01/14
    0


    1900624          K79/G01             F          200,000.00         ZZ
                                         180        200,000.00          1
    21 NONESUCH ROAD                   6.875          1,783.71         47
                                       6.625          1,783.71      433,500.00
    WESTON           MA   02493          1            05/07/99         00
    0431320217                           05           07/01/99          0
    122980349472                         O            06/01/14
    0


    1900765          E82/G01             F          715,000.00         ZZ
                                         180        712,744.21          1
    225 2ND STREET SOUTH #D-8          7.000          6,426.62         65
                                       6.750          6,426.62    1,100,000.00
    KIRKLAND         WA   98033          2            04/12/99         00
    0400196309                           01           06/01/99          0
    1637819                              O            05/01/14
    0


    1900778          356/G01             F          362,000.00         ZZ
                                         180        360,857.91          1
    230 KIMBER PARK COURT              7.000          3,253.76         54
                                       6.750          3,253.76      675,000.00
    FREMONT          CA   94539          2            03/23/99         00
    0431286780                           05           06/01/99          0
    2728566                              O            05/01/14
    0


1


    1900857          195/G01             F          555,000.00         ZZ
                                         180        553,229.89          1
    615 OSAGE DRIVE                    6.875          4,949.80         66
                                       6.625          4,949.80      850,000.00
    PITTSBURGH       PA   15243          5            04/07/99         00
    0431291020                           05           06/01/99          0
    62342                                O            05/01/14
    0


    1900962          813/813             F          200,000.00         ZZ
                                         180        199,348.18          1
    99011 IWAIWA WAY                   6.625          1,755.99         56
                                       6.375          1,755.99      360,000.00
    AIEA             HI   96701          2            03/31/99         00
    000                                  05           06/01/99          0
    000                                  O            05/01/14
    0


    1900980          638/G01             F          128,500.00         ZZ
                                         180        127,635.22          1
    72 COLONY CIRCLE                   6.750          1,137.11         69
                                       6.500          1,137.11      187,500.00
    WESTFORD         MA   01085          2            03/29/99         00
    0431294461                           05           05/01/99          0
    8868031                              O            04/01/14
    0


    1900984          638/G01             F          266,630.00         ZZ
                                         180        264,868.48          1
    4509 WILDWOOD ROAD                 6.500          2,322.63         69
                                       6.250          2,322.63      390,000.00
    DALLAS           TX   75209          2            03/31/99         00
    0431294495                           05           05/01/99          0
    8871463                              O            04/01/14
    0


    1900988          638/G01             F          124,000.00         ZZ
                                         180        123,198.17          1
    10855 SQUAW BUSH LOOP              6.750          1,097.29         58
                                       6.500          1,097.29      217,000.00
    PEYTON           CO   80831          2            03/31/99         00
    0431294305                           05           05/01/99          0
    8859210                              O            04/01/14
    0


    1901009          638/G01             F          365,000.00         ZZ
                                         180        363,823.21          1
    3135 YORKSHIRE WAY                 6.750          3,229.92         67
                                       6.500          3,229.92      550,000.00
1


    ROWLAND HEIGHTS  CA   91748          2            03/31/99         00
    0431293810                           05           06/01/99          0
    8870939                              O            05/01/14
    0


    1902061          N96/G01             F          200,000.00         ZZ
                                         180        199,389.32          1
    4222 EAST BROWN ROAD #8            7.375          1,839.85         42
                                       7.125          1,839.85      477,000.00
    MESA             AZ   85205          1            04/12/99         00
    0431293935                           03           06/01/99          0
    0000                                 O            05/01/14
    0


    1902087          462/G01             F          323,750.00         ZZ
                                         180        320,532.92          1
    1617 MADRID STREET                 6.500          2,820.22         78
                                       6.250          2,820.22      420,000.00
    CORAL GABLES     FL   33134          2            02/19/99         00
    0431295633                           05           04/01/99          0
    0006546709                           O            03/01/14
    0


    1902091          Q89/G01             F          102,573.41         ZZ
                                         153        102,171.27          1
    3381 SW 51ST STREET                7.500          1,043.22         69
                                       7.250          1,043.22      149,304.00
    HOLLYWOOD        FL   33312          1            04/15/99         00
    0410340863                           03           06/01/99          0
    1555545                              O            02/01/12
    0


    1902092          069/G01             F          380,000.00         ZZ
                                         180        377,569.12          1
    8 SALZBURG STREET                  6.875          3,389.05         80
    #45                                6.625          3,389.05      480,000.00
    NEWPORT BEACH    CA   92660          2            03/22/99         00
    0431288323                           01           05/01/99          0
    236233567                            O            04/01/14
    0


    1902093          462/G01             F          268,800.00         ZZ
                                         180        266,100.37          1
    1464 SAPHIRE DRIVE                 6.375          2,323.11         80
                                       6.125          2,323.11      336,000.00
    CARLSBAD         CA   92009          1            02/22/99         00
    0431295575                           03           04/01/99          0
    0006619209                           O            03/01/14
    0
1




    1902094          462/G01             F          367,000.00         ZZ
                                         180        363,391.87          1
    15636 SW 17TH STREET               6.625          3,222.24         79
                                       6.375          3,222.24      465,890.00
    DAVIE            FL   33326          1            02/26/99         00
    0431295617                           03           04/01/99          0
    0005738505                           O            03/01/14
    0


    1902095          462/G01             F          335,350.00         ZZ
                                         180        333,227.79          1
    3513 RAFTER RIDGE DRIVE            7.000          3,014.23         63
                                       6.750          3,014.23      535,381.00
    SAN JOSE         CA   95127          1            03/24/99         00
    0431294412                           05           05/01/99          0
    0006553101                           O            04/01/14
    0


    1902138          462/G01             F          315,100.00         ZZ
                                         180        311,968.90          1
    1525 SCHRAMM WAY                   6.500          2,744.86         60
                                       6.250          2,744.86      525,143.00
    SAN JOSE         CA   95127          1            02/05/99         00
    0431295823                           05           04/01/99          0
    0006027304                           O            03/01/14
    0


    1902148          462/G01             F          300,000.00         ZZ
                                         180        297,050.55          1
    6422 FORESTER DRIVE                6.625          2,633.99         33
                                       6.375          2,633.99      910,000.00
    HUNTINGTON BEAC  CA   92648          1            02/02/99         00
    0431295591                           03           04/01/99          0
    0006478200                           O            03/01/14
    0


    1902253          664/G01             F          197,000.00         ZZ
                                         180        195,739.78          1
    2627 WOODSTOCK LANE                6.875          1,756.96         45
                                       6.625          1,756.96      440,000.00
    BURBANK          CA   91504          2            03/25/99         00
    0431290832                           05           05/01/99          0
    2914604                              O            04/01/14
    0


    1902284          B64/B64             F          375,000.00         ZZ
                                         144        373,359.04          1
1


    10 PHEASANT LANE                   7.250          3,906.59         75
                                       7.000          3,906.59      500,000.00
    CHADDS FORD      PA   19317          5            04/09/99         00
    70243                                05           06/01/99          0
    70243                                O            05/01/11
    0


    1902306          E33/G01             F          316,000.00         ZZ
                                         180        314,981.18          1
    120 STONE                          6.750          2,796.32         68
                                       6.500          2,796.32      465,000.00
    LAKE FOREST      IL   60045          2            04/12/99         00
    0431295344                           05           06/01/99          0
    349467241                            O            05/01/14
    0


    1902311          E33/G01             F          357,000.00         ZZ
                                         180        354,749.00          1
    373 SUSSEX LANE                    6.750          3,159.13         59
                                       6.500          3,159.13      615,000.00
    LAKE FOREST      IL   60045          2            04/14/99         00
    0431295195                           05           06/01/99          0
    331401723                            O            05/01/14
    0


    1902321          638/G01             F          500,000.00         ZZ
                                         180        498,370.45          1
    2856 STIRRUP DRIVE                 6.625          4,389.97         79
                                       6.375          4,389.97      635,000.00
    OAKLEY           CA   94561          5            04/05/99         00
    0431294776                           05           06/01/99          0
    8874549                              O            05/01/14
    0


    1902344          638/G01             F          124,800.00         ZZ
                                         180        124,406.26          1
    1431 6TH AVENUE                    7.000          1,121.74         80
                                       6.750          1,121.74      156,000.00
    OAKLAND          CA   94606          2            04/06/99         00
    0431295369                           05           06/01/99          0
    8872068                              O            05/01/14
    0


    1902356          638/G01             F          211,200.00         ZZ
                                         180        209,863.45          1
    11857 MISSOURI AVENUE              7.000          1,898.33         80
                                       6.750          1,898.33      264,000.00
    LOS ANGELES      CA   90025          1            03/26/99         00
    0431294792                           05           05/01/99          0
1


    8869935                              O            04/01/14
    0


    1902420          638/G01             F          120,000.00         ZZ
                                         180        119,232.35          1
    5803 BERKSHIRE RIDGE DRIVE         6.875          1,070.23         65
                                       6.625          1,070.23      185,931.00
    SUGAR LAND       TX   77479          1            03/31/99         00
    0431291277                           03           05/01/99          0
    08857606                             O            04/01/14
    0


    1902614          287/287             F          300,000.00         ZZ
                                         180        298,109.70          1
    6528 DAWSON LAKE DR                7.050          2,704.88         59
                                       6.800          2,704.88      515,000.00
    INDIANAPOLIS     IN   46220          2            03/25/99         00
    4773842                              03           05/01/99          0
    4773842                              O            04/01/14
    0


    1902693          E23/G01             F          144,000.00         ZZ
                                         180        143,545.69          1
    19235 FARALLON ROAD                7.000          1,294.31         80
                                       6.750          1,294.31      180,000.00
    MMADERA          CA   93638          5            04/06/99         00
    0431290063                           05           06/01/99          0
    50506519                             O            05/01/14
    0


    1902719          144/144             F          325,000.00         ZZ
                                         180        322,920.96          1
    347 PLEASANT HILL DRIVE            6.875          2,898.53         44
                                       6.625          2,898.53      740,000.00
    NEW CITY         NY   10956          5            03/25/99         00
    160638999                            05           05/01/99          0
    160638999                            O            04/01/14
    0


    1902722          144/144             F          109,000.00         ZZ
                                         180        108,652.36          1
    436 PEAK ROAD                      6.875            972.12         67
                                       6.625            972.12      165,000.00
    STONE RIDGE      NY   12484          5            04/13/99         00
    160640532                            05           06/01/99          0
    160640532                            O            05/01/14
    0


1


    1902724          144/144             F          349,600.00         ZZ
                                         180        347,281.06          1
    LOT #7 CUNNINGHAM LANE             6.875          3,117.92         80
                                       6.625          3,117.92      437,000.00
    PAWLING          NY   12564          5            03/18/99         00
    160631424                            05           05/01/99          0
    160631424                            O            04/01/14
    0


    1902775          367/367             F          262,500.00         ZZ
                                         180        260,784.26          1
    14509 JAYSTONE DRIVE               6.625          2,304.73         75
                                       6.375          2,304.73      350,000.00
    SILVER SPRING    MD   20905          2            03/25/99         00
    99108328                             05           05/01/99          0
    99108328                             O            04/01/14
    0


    1902779          287/287             F          350,000.00         ZZ
                                         180        347,775.48          1
    6759 THOROUGHBRED DRIVE            6.950          3,136.13         39
                                       6.700          3,136.13      900,000.00
    INDIANAPOLIS     IN   46278          2            03/25/99         00
    5491501                              05           05/01/99          0
    5491501                              O            04/01/14
    0


    1902789          287/287             F          288,000.00         ZZ
                                         180        286,185.30          1
    3230 MARY KAY LANE                 7.050          2,596.69         80
                                       6.800          2,596.69      360,000.00
    GLENVIEW         IL   60025          5            03/16/99         00
    5590906                              05           05/01/99          0
    5590906                              O            04/01/14
    0


    1902824          287/287             F          272,000.00         ZZ
                                         180        270,271.23          1
    540 GLENWOOD AVE                   6.950          2,437.22         67
                                       6.700          2,437.22      410,000.00
    MUSKEGON         MI   49445          5            03/19/99         00
    5812037                              05           05/01/99          0
    5812037                              O            04/01/14
    0


    1902880          E98/G01             F          266,250.00         ZZ
                                         180        266,250.00          1
    2722 MEADOWROSE BLVD               7.000          2,393.13         75
                                       6.750          2,393.13      355,000.00
1


    ST CLOUD         MN   56301          5            05/10/99         00
    0431342096                           05           07/01/99          0
    887409777                            O            06/01/14
    0


    1903004          369/G01             F          594,000.00         ZZ
                                         180        592,084.88          1
    889 COUNTRY LANE                   6.750          5,256.37         72
                                       6.500          5,256.37      825,000.00
    HOUSTON          TX   77024          1            04/09/99         00
    0431303643                           03           06/01/99          0
    71346035                             O            05/01/14
    0


    1903008          144/144             F          560,000.00         ZZ
                                         180        556,300.27          1
    55 PENN BOULEVARD                  6.500          4,878.20         44
                                       6.250          4,878.20    1,282,000.00
    SCARSDALE        NY   10583          5            03/29/99         00
    3232474                              05           05/01/99          0
    3232474                              O            04/01/14
    0


    1903023          E82/G01             F          184,500.00         ZZ
                                         180        183,905.15          1
    5210 WINDING WAY                   6.750          1,632.66         63
                                       6.500          1,632.66      295,000.00
    CARMICHAEL       CA   95608          2            04/14/99         00
    0400196622                           05           06/01/99          0
    1570121                              O            05/01/14
    0


    1903054          Q89/G01             F          107,734.46         ZZ
                                         154        106,525.84          1
    2068 NW 100 WAY                    7.500          1,091.45         65
                                       7.250          1,091.45      167,000.00
    CORAL SPRINGS    FL   33071          5            04/15/99         00
    0410348072                           05           06/01/99          0
    1557954                              O            03/01/12
    0


    1903140          E33/G01             F          300,000.00         ZZ
                                         180        227,700.45          1
    1090 S WEST FORK DRIVE             6.750          2,654.73         75
                                       6.500          2,654.73      400,000.00
    LAKE FOREST      IL   60045          5            04/15/99         00
    0431296987                           05           06/01/99          0
    394446858                            O            05/01/14
    0
1




    1903188          356/G01             F          271,450.00         ZZ
                                         180        270,593.59          1
    1305 HAREFIELD COURT               7.000          2,439.87         71
                                       6.750          2,439.87      384,000.00
    SAN JOSE         CA   95131          2            03/24/99         00
    0431289339                           05           06/01/99          0
    2757623                              O            05/01/14
    0


    1903190          E82/G01             F          182,100.00         ZZ
                                         180        181,525.48          1
    16 BUCKINGHAM DRIVE                7.000          1,636.77         69
                                       6.750          1,636.77      265,000.00
    HOLBROOK         NY   11741          2            05/03/99         00
    0400191946                           05           06/01/99          0
    1564398                              O            05/01/14
    0


    1903245          961/G01             F          121,600.00         ZZ
                                         180        120,805.20          1
    2643 LA PRESA AVENUE               6.625          1,067.64         80
                                       6.375          1,067.64      152,000.00
    ROSEMEAD         CA   91770          2            03/26/99         00
    0431297290                           05           05/01/99          0
    09112283                             O            04/01/14
    0


    1903292          B75/G01             F          370,000.00         ZZ
                                         180        368,819.93          1
    2420 LANDWEHR ROAD                 6.875          3,299.86         74
                                       6.625          3,299.86      500,000.00
    NORTHBROOK       IL   60062          5            04/06/99         00
    0431300912                           05           06/01/99          0
    6588834                              O            05/01/14
    0


    1903306          Q89/G01             F          111,355.99         ZZ
                                         156        111,355.99          1
    9440 DYSON ROAD                    7.500          1,119.54         63
                                       7.250          1,119.54      177,000.00
    BRANDYWINE       MD   20613          5            04/19/99         00
    0410406060                           05           07/01/99          0
    1590385                              O            06/01/12
    0


    1903311          Q89/G01             F           85,844.41         ZZ
                                         147         85,844.41          1
1


    271 FERRY STREET                   7.500            894.45         52
                                       7.250            894.45      168,000.00
    MARSHFIELD       MA   02050          5            04/20/99         00
    0430063446                           05           07/01/99          0
    1534863                              O            09/01/11
    0


    1903313          731/G01             F          110,000.00         ZZ
                                         180        109,664.12          1
    229 UNION STREET                   7.375          1,011.92         63
                                       7.125          1,011.92      175,000.00
    BRUNSWICK        GA   31520          5            04/09/99         00
    0431289594                           05           06/01/99          0
    3142271549                           O            05/01/14
    0


    1903320          664/G01             F          322,500.00         ZZ
                                         180        320,436.96          1
    984 CALABRIA COURT                 6.875          2,876.23         75
                                       6.625          2,876.23      430,000.00
    CAMARILLO        CA   93010          5            03/24/99         00
    0431296730                           05           05/01/99          0
    0003049376                           O            04/01/14
    0


    1903348          638/G01             F          460,000.00         ZZ
                                         180        458,532.89          1
    30 SHELDON WAY                     6.875          4,102.53         28
                                       6.625          4,102.53    1,650,000.00
    HILLSBOROGH      CA   94010          5            04/06/99         00
    0431295666                           05           06/01/99          0
    8873000                              O            05/01/14
    0


    1903351          638/G01             F          315,000.00         ZZ
                                         180        312,065.35          1
    26453 BRASSWOOD AVENUE             6.875          2,809.34         75
                                       6.625          2,809.34      420,000.00
    RANCHO PALOS VE  CA   90275          2            04/01/99         00
    0431295690                           05           06/01/99          0
    8870150                              O            05/01/14
    0


    1903353          638/G01             F          448,500.00         ZZ
                                         180        447,145.48          1
    1225 RIVERGATE DRIVE               7.500          4,157.65         69
                                       7.250          4,157.65      650,000.00
    LODI             CA   95240          1            04/05/99         00
    0431296755                           05           06/01/99          0
1


    8859076                              O            05/01/14
    0


    1903356          638/G01             F          384,000.00         ZZ
                                         180        382,761.95          1
    10140 WEST 73RD PLACE              6.750          3,398.05         80
                                       6.500          3,398.05      480,000.00
    ARVADA           CO   80005          5            04/02/99         00
    0431295815                           05           06/01/99          0
    8867399                              O            05/01/14
    0


    1903412          470/G01             F          137,750.00         ZZ
                                         180        136,868.81          1
    41720 TRINITY CIRCLE               6.875          1,228.53         95
                                       6.625          1,228.53      145,000.00
    INDIO AREA       CA   92201          2            03/26/99         10
    0431291806                           05           05/01/99         30
    93101678                             O            04/01/14
    0


    1903458          026/G01             F          650,000.00         ZZ
                                         180        647,858.63          1
    103 WEBB DRIVE                     6.500          5,662.20         57
                                       6.250          5,662.20    1,150,000.00
    MOREHEAD CITY    NC   28557          5            04/14/99         00
    0431302751                           03           06/01/99          0
    200378422                            O            05/01/14
    0


    1903473          J95/J95             F          289,000.00         ZZ
                                         180        287,111.02          1
    6135 FARVER ROAD                   6.625          2,537.41         68
                                       6.375          2,537.41      425,000.00
    MCLEAN           VA   22101          2            03/12/99         00
    0016613689                           05           05/01/99          0
    0016613689                           O            04/01/14
    0


    1903475          J95/J95             F          321,000.00         ZZ
                                         180        318,924.31          1
    1319 28TH STREET NW                6.750          2,840.56         77
                                       6.500          2,840.56      421,000.00
    WASHINGTON       DC   20007          1            03/19/99         00
    0016659872                           07           05/01/99          0
    0016659872                           O            04/01/14
    0


1


    1903478          J95/J95             F          320,000.00         ZZ
                                         180        317,930.76          1
    23251 NORTH CHADWICK COURT         6.750          2,831.72         73
                                       6.500          2,831.72      440,000.00
    KILDEER          IL   60047          5            03/15/99         00
    0016620262                           03           05/01/99          0
    0016620262                           O            04/01/14
    0


    1903480          J95/J95             F          445,000.00         ZZ
                                         180        442,122.48          1
    6987 GREENTREE DRIVE               6.750          3,937.85         29
                                       6.500          3,937.85    1,550,000.00
    NAPLES           FL   34108          2            03/05/99         00
    0009709692                           03           05/01/99          0
    0009709692                           O            04/01/14
    0


    1903483          J95/J95             F          395,400.00         ZZ
                                         180        392,828.16          1
    7708 HUNTMASTER LANE               6.875          3,526.39         77
                                       6.625          3,526.39      518,000.00
    MC LEAN          VA   22102          2            03/04/99         00
    0014048102                           03           05/01/99          0
    0014048102                           O            04/01/14
    0


    1903486          J95/J95             F          350,000.00         ZZ
                                         180        346,522.09          1
    14566 LONGVIEW DRIVE SOUTH         6.500          3,048.88         59
                                       6.250          3,048.88      600,000.00
    JACKSONVILLE     FL   32223          5            03/04/99         00
    0016631012                           05           04/01/99          0
    0016631012                           O            03/01/14
    0


    1903489          J95/J95             F          400,000.00         ZZ
                                         180        395,976.48          1
    640 SW SCHAEFFER ROAD              6.500          3,484.43         70
                                       6.250          3,484.43      575,000.00
    WEST LINN        OR   97068          5            02/24/99         00
    0016624322                           05           04/01/99          0
    0016624322                           O            03/01/14
    0


    1903544          M86/G01             F          274,000.00         ZZ
                                         180        274,000.00          1
    19 LIVINGSTON ROAD                 6.875          2,443.69         62
                                       6.625          2,443.69      445,000.00
1


    SHARON           MA   02067          2            05/10/99         00
    0431335249                           05           07/01/99          0
    0347572                              O            06/01/14
    0


    1903669          455/G01             F           85,000.00         ZZ
                                         180         84,719.97          1
    473 PACES LAKE RIDGE               6.500            740.45         51
                                       6.250            740.45      169,500.00
    DALLAS           GA   30132          1            04/21/99         00
    0431300052                           05           06/01/99          0
    82883                                O            05/01/14
    0


    1903670          F44/G01             F           76,875.00         ZZ
                                         180         76,640.27          1
    11851 LEAVENWORTH ROAD             7.375            707.19         77
                                       7.125            707.19      100,000.00
    KANSAS CITY      KS   66109          2            04/16/99         00
    0431296003                           05           06/01/99          0
    207115                               O            05/01/14
    0


    1903682          F44/G01             F           66,000.00         ZZ
                                         180         65,787.21          1
    79 ELM STREET                      6.750            584.04         95
                                       6.500            584.04       70,000.00
    COBLESKILL       NY   12043          2            04/16/99         10
    0431295922                           05           06/01/99         25
    207200                               O            05/01/14
    0


    1903714          F96/G01             F          367,000.00         ZZ
                                         180        365,829.49          1
    150 SUN VALLEY WAY                 6.875          3,273.11         80
                                       6.625          3,273.11      460,000.00
    MORRIS PLAINS    NJ   07950          2            04/15/99         00
    0431299007                           05           06/01/99          0
    9900527                              O            05/01/14
    0


    1903746          195/G01             F          300,000.00         ZZ
                                         180        299,053.51          1
    1595 E SKYLINE DRIVE               7.000          2,696.49         27
                                       6.750          2,696.49    1,150,000.00
    LA HABRA HEIGHT  CA   90631          2            04/02/99         00
    0431322882                           05           06/01/99          0
    62482                                O            05/01/14
    0
1




    1903782          676/G01             F          260,000.00         ZZ
                                         180        259,170.75          1
    583 MILILANI PLACE  & 3147         6.875          2,318.83         51
                                       6.625          2,318.83      515,000.00
    KIHEI            HI   96753          2            04/13/99         00
    0431295047                           05           06/01/99          0
    870100316380                         O            05/01/14
    0


    1903806          638/G01             F          120,000.00         ZZ
                                         180        119,613.11          1
    55 CRANBERRY COURT                 6.750          1,061.89         75
                                       6.500          1,061.89      161,500.00
    LAKE JACKSON     TX   77566          1            04/09/99         00
    0431297357                           05           06/01/99          0
    8874602                              O            05/01/14
    0


    1903882          J95/J95             F          300,000.00         ZZ
                                         180        298,039.12          1
    4716 RIDGE VIEW ROAD               6.625          2,633.99         66
                                       6.375          2,633.99      460,000.00
    PALM HARBOR      FL   34684          2            03/15/99         00
    0016662876                           05           05/01/99          0
    0016662876                           O            04/01/14
    0


    1903884          J95/J95             F          275,000.00         T
                                         180        273,202.53          1
    11390 COMPASS POINT DRIVE          6.625          2,414.49         48
                                       6.375          2,414.49      580,000.00
    FORT MYERS       FL   33908          2            03/05/99         00
    0009722646                           03           05/01/99          0
    0009722646                           O            04/01/14
    0


    1903892          J95/J95             F          412,000.00         ZZ
                                         180        409,307.07          1
    8224 MADRILLON ESTATES DRIVE       6.625          3,617.34         80
                                       6.375          3,617.34      515,000.00
    VIENNA           VA   22182          2            03/15/99         00
    0009726886                           03           05/01/99          0
    0009726886                           O            04/01/14
    0


    1903906          J95/J95             F          630,000.00         ZZ
                                         180        625,882.17          1
1


    2514 PESQUERA DRIVE                6.625          5,531.37         73
                                       6.375          5,531.37      870,000.00
    LOS ANGELES      CA   90049          5            03/01/99         00
    0016633703                           05           05/01/99          0
    0016633703                           O            04/01/14
    0


    1903907          J95/J95             F          318,700.00         ZZ
                                         180        316,558.94          1
    2320 LOWER DOVER ROAD              6.750          2,820.21         71
                                       6.500          2,820.21      450,000.00
    MARBORO          VT   05344          2            03/10/99         00
    0009689753                           05           05/01/99          0
    0009689753                           O            04/01/14
    0


    1903914          J95/J95             F          630,000.00         ZZ
                                         180        623,559.59          1
    2718 WILLOW POINT DRIVE            7.000          5,662.62         49
                                       6.750          5,662.62    1,300,000.00
    DELAVAN          WI   53115          2            02/24/99         00
    0016568628                           05           04/01/99          0
    0016568628                           O            03/01/14
    0


    1903918          J95/J95             F          555,200.00         ZZ
                                         180        527,139.55          1
    1201 WATERVALE COURT               6.875          4,951.58         62
                                       6.625          4,951.58      900,000.00
    PASADENA         MD   21122          1            03/08/99         00
    0009732751                           03           05/01/99          0
    0009732751                           O            04/01/14
    0


    1903920          J95/J95             F          300,000.00         ZZ
                                         180        298,039.12          1
    35070 SW CLOUDEST LANE             6.625          2,633.99         79
                                       6.375          2,633.99      380,000.00
    HILLBORO         OR   97123          5            03/05/99         00
    0016634107                           05           05/01/99          0
    0016634107                           O            04/01/14
    0


    1903922          J95/J95             F          277,500.00         ZZ
                                         180        275,627.06          1
    1466 ANNAPOLIS WAY                 6.250          2,379.35         78
                                       6.000          2,379.35      357,500.00
    GRAYSON          GA   30017          1            03/22/99         00
    0010649358                           03           05/01/99          0
1


    0010649358                           O            04/01/14
    0


    1903924          J95/J95             F          367,000.00         ZZ
                                         180        364,626.86          1
    8309 RIVER FALLS DRIVE             6.750          3,247.62         62
                                       6.500          3,247.62      596,000.00
    POTOMAC          MD   20854          2            03/12/99         00
    0016646275                           05           05/01/99          0
    0016646275                           O            04/01/14
    0


    1903928          J95/J95             F          289,000.00         ZZ
                                         180        286,934.99          1
    2606 183RD AVENUE NORTHEAST        6.500          2,517.51         78
                                       6.250          2,517.51      375,000.00
    REDMOND          WA   98052          5            03/05/99         00
    0016602484                           03           05/01/99          0
    0016602484                           O            04/01/14
    0


    1903935          J95/J95             F          400,000.00         ZZ
                                         180        397,357.14          1
    3603 BROADLEAF COURT               6.500          3,484.43         55
                                       6.250          3,484.43      735,000.00
    GLENWOOD         MD   21738          5            03/26/99         00
    0009711433                           03           05/01/99          0
    0009711433                           O            04/01/14
    0


    1903937          J95/J95             F          600,000.00         ZZ
                                         180        596,203.02          1
    138 292ND AVENUE NE                7.000          5,392.97         55
                                       6.750          5,392.97    1,100,000.00
    FALL CITY        WA   98024          1            03/16/99         00
    0013925615                           03           05/01/99          0
    0013925615                           O            04/01/14
    0


    1903940          J95/J95             F          311,000.00         ZZ
                                         180        307,974.96          1
    17999 STAFFORD ROAD                6.750          2,752.07         52
                                       6.500          2,752.07      600,000.00
    LAKE OSWEGO      OR   97034          2            03/01/99         00
    0016655318                           05           04/01/99          0
    0016655318                           O            03/01/14
    0


1


    1903941          J95/J95             F          337,500.00         T
                                         180        335,432.61          1
    1200 SOUTH OCEAN DRIVE             7.375          3,104.75         55
                                       7.125          3,104.75      616,000.00
    SOUTH BETHANY B  DE   19930          2            03/16/99         00
    0016652984                           05           05/01/99          0
    0016652984                           O            04/01/14
    0


    1903943          J95/J95             F          300,000.00         ZZ
                                         180        298,080.88          1
    4805 DOVER ROAD                    6.875          2,675.57         75
                                       6.625          2,675.57      404,000.00
    BETHESDA         MD   20816          5            03/10/99         00
    0009738105                           05           05/01/99          0
    0009738105                           O            04/01/14
    0


    1903946          J95/J95             F          600,000.00         ZZ
                                         180        594,037.90          1
    1107 STATE LANE                    6.500          5,226.64         47
                                       6.250          5,226.64    1,300,000.00
    YOUNTVILLE       CA   94559          5            02/24/99         00
    0014080345                           05           04/01/99          0
    0014080345                           O            03/01/14
    0


    1903950          J95/J95             F          410,000.00         ZZ
                                         180        406,012.01          2
    2680 LONGTHONG CT                  6.750          3,628.13         75
                                       6.500          3,628.13      553,000.00
    STEAMBOAT SPRIN  CO   80477          2            02/24/99         00
    0013869573                           05           04/01/99          0
    0013869573                           O            03/01/14
    0


    1903952          J95/J95             F          400,000.00         ZZ
                                         180        397,357.34          1
    7035 BLACKTHORN LANE               6.500          3,484.43         72
                                       6.250          3,484.43      563,000.00
    SUWANEE          GA   30084          1            03/22/99         00
    0014291090                           03           05/01/99          0
    0014291090                           O            04/01/14
    0


    1903956          J95/J95             F          335,000.00         ZZ
                                         180        331,996.34          1
    7601 N CENTRAL AVENUE              7.000          3,011.07         77
    30                                 6.750          3,011.07      440,000.00
1


    PHOENIX          AZ   85020          2            03/01/99         00
    001422640                            03           05/01/99          0
    001422640                            O            04/01/14
    0


    1903958          J95/J95             F          300,000.00         ZZ
                                         180        298,101.50          1
    2929 NORTH COLTRANE ROAD           7.000          2,696.49         57
                                       6.750          2,696.49      530,000.00
    EDMOND           OK   73034          2            03/10/99         00
    0014195200                           05           05/01/99          0
    0014195200                           O            04/01/14
    0


    1903980          E33/G01             F          650,000.00         ZZ
                                         180        647,858.63          1
    99 STONEGATE                       6.500          5,662.20         49
                                       6.250          5,662.20    1,350,000.00
    LAKE FOREST      IL   60045          1            04/23/99         00
    0431302967                           05           06/01/99          0
    359502333                            O            05/01/14
    0


    1903989          550/550             F          930,000.00         ZZ
                                         180        927,001.59          1
    175 INDIAN ROAD                    6.750          8,229.66         59
                                       6.500          8,229.66    1,600,000.00
    PIEDMONT         CA   94610          2            04/02/99         00
    120292334                            05           06/01/99          0
    120292334                            O            05/01/14
    0


    1904044          356/G01             F          342,000.00         ZZ
                                         180        339,056.38          1
    1460 CRESTVIEW DRIVE               7.000          3,074.00         46
                                       6.750          3,074.00      755,000.00
    SAN CARLOS       CA   94070          2            04/01/99         00
    0431296391                           05           06/01/99          0
    2730240                              O            05/01/14
    0


    1904046          069/G01             F          106,500.00         ZZ
                                         180        105,818.71          1
    1930 MACKINNON AVENUE              6.875            949.83         32
                                       6.625            949.83      342,000.00
    ENCINITAS        CA   92007          2            03/02/99         00
    0431304302                           05           05/01/99          0
    2222331718                           O            04/01/14
    0
1




    1904093          638/G01             F          365,000.00         ZZ
                                         180        362,359.70          1
    2150 10TH AVENUE                   6.875          3,255.27         58
                                       6.625          3,255.27      640,000.00
    SAN FRANCISCO    CA   94116          2            03/26/99         00
    0431294586                           05           05/01/99          0
    08867872                             O            04/01/14
    0


    1904114          K56/G01             F          301,500.00         ZZ
                                         180        300,548.78          1
    1385 NW SJOREN LANE                7.000          2,709.97         90
                                       6.750          2,709.97      335,000.00
    HERMISTON        OR   97838          1            04/16/99         21
    0431294743                           05           06/01/99         25
    1140030                              O            05/01/14
    0


    1904178          P67/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
    9 EDGEWATER DRIVE                  6.875          2,452.60         56
                                       6.625          2,452.60      498,000.00
    WELLESLEY        MA   02481          5            05/19/99         00
    0431336155                           05           07/01/99          0
    0000                                 O            06/01/14
    0


    1904216          638/G01             F          425,000.00         ZZ
                                         180        423,673.66          1
    2948 HABERSHAM WAY                 7.125          3,849.78         59
                                       6.875          3,849.78      725,000.00
    ATLANTA          GA   30305          5            04/09/99         00
    0431298850                           05           06/01/99          0
    08870849                             O            05/01/14
    0


    1904236          F88/G01             F          380,000.00         ZZ
                                         180        380,000.00          1
    4073 MURIETTA AVENUE (SHERMAN      6.750          3,362.66         64
    OAKS AREA)                         6.500          3,362.66      600,000.00
    LOS ANGELES      CA   91423          2            05/07/99         00
    0431330612                           05           07/01/99          0
    29904041                             O            06/01/14
    0


    1904283          638/G01             F          399,200.00         ZZ
                                         180        397,870.66          1
1


    89 OVERLOOK DRIVE                  6.375          3,450.09         54
                                       6.125          3,450.09      742,000.00
    CARLISLE         MA   01741          5            04/15/99         00
    0431302009                           05           06/01/99          0
    8871647                              O            05/01/14
    0


    1904293          638/G01             F          172,000.00         ZZ
                                         180        171,469.05          1
    4608 NASHWOOD LANE                 7.250          1,570.12         80
                                       7.000          1,570.12      215,000.00
    DALLAS           TX   75244          1            04/14/99         00
    0431301977                           05           06/01/99          0
    8876232                              O            05/01/14
    0


    1904420          964/G01             F          191,250.00         ZZ
                                         180        190,613.14          1
    1624 GOLF ROAD                     6.375          1,652.88         75
                                       6.125          1,652.88      255,000.00
    TURLOCK          CA   95380          2            03/30/99         00
    0431297878                           05           06/01/99          0
    53202                                O            05/01/14
    0


    1904424          964/G01             F          316,000.00         ZZ
                                         180        312,552.45          1
    628 OAKRIDGE DRIVE                 6.875          2,818.26         34
                                       6.625          2,818.26      940,000.00
    SAN LUIS OBISPO  CA   93405          2            03/18/99         00
    0431297910                           05           05/01/99          0
    49268                                O            04/01/14
    0


    1904462          822/G01             F          365,000.00         ZZ
                                         180        365,000.00          1
    440 MERLIN ROAD                    7.000          3,280.73         75
                                       6.750          3,280.73      490,000.00
    PHOENIXVILLE     PA   19460          5            05/10/99         00
    0431344050                           05           07/01/99          0
    3626018475                           O            06/01/14
    0


    1904463          964/G01             F          321,000.00         ZZ
                                         180        318,946.54          1
    191 LAKESHORE BLVD #109            6.875          2,862.86         50
                                       6.625          2,862.86      650,000.00
    ZEPHYR COVE      NV   89448          2            03/26/99         00
    0431297597                           09           05/01/99          0
1


    53614                                O            04/01/14
    0


    1904491          E82/G01             F          358,500.00         ZZ
                                         180        356,255.74          1
    6230 WINKLER MILL                  7.125          3,247.40         46
                                       6.875          3,247.40      785,000.00
    ROCHESTER HILLS  MI   48306          2            04/15/99         00
    0400192837                           05           05/01/99          0
    1547351                              O            04/01/14
    0


    1904515          J95/J95             F          363,750.00         ZZ
                                         180        361,448.07          1
    18 SILVER HILL ROAD                7.000          3,269.49         75
                                       6.750          3,269.49      485,000.00
    ACTON            MA   01720          5            03/11/99         00
    0013827027                           05           05/01/99          0
    0013827027                           O            04/01/14
    0


    1904518          J95/J95             F          304,700.00         ZZ
                                         180        302,686.94          1
    200 HUNTERS VIEW                   6.500          2,654.27         72
                                       6.250          2,654.27      428,000.00
    ROSWELL          GA   30075          2            03/19/99         00
    0010637411                           03           05/01/99          0
    0010637411                           O            04/01/14
    0


    1904524          J95/J95             F          392,000.00         ZZ
                                         180        389,437.80          1
    15301 BURNING SPRING ROAD          6.625          3,441.74         79
                                       6.375          3,441.74      502,000.00
    OKLAHOMA CITY    OK   73013          2            03/09/99         00
    0013584225                           05           05/01/99          0
    0013584225                           O            04/01/14
    0


    1904528          J95/J95             F          304,000.00         ZZ
                                         180        302,034.23          1
    1204 NORTH OAKRIDGE COURT          6.750          2,690.13         76
                                       6.500          2,690.13      400,000.00
    PALATINE         IL   60067          2            03/19/99         00
    0016633919                           05           05/01/99          0
    0016633919                           O            04/01/14
    0


1


    1904530          J95/J95             F          400,000.00         ZZ
                                         180        397,385.51          1
    7 BRADFORD COURT                   6.625          3,511.98         67
                                       6.375          3,511.98      600,000.00
    MEDFORD          NJ   08055          2            03/11/99         00
    0009703141                           05           05/01/99          0
    0009703141                           O            04/01/14
    0


    1904535          J95/J95             F          344,500.00         ZZ
                                         180        342,248.28          1
    14391 QUAIL POINTE DRIVE           6.625          3,024.69         69
                                       6.375          3,024.69      500,000.00
    CARMEL           IN   46032          2            03/09/99         00
    0009709882                           03           05/01/99          0
    0009709882                           O            04/01/14
    0


    1904538          J95/J95             F          274,400.00         ZZ
                                         180        272,644.65          1
    20006 SHADOW CREEK CIRCLE          6.875          2,447.25         80
                                       6.625          2,447.25      343,000.00
    CASTRO VALLEY    CA   94552          1            03/05/99         00
    0014001085                           03           05/01/99          0
    0014001085                           O            04/01/14
    0


    1904539          J95/J95             F          401,500.00         ZZ
                                         180        398,875.72          1
    2100 ENGLISH OAK DRIVE             6.625          3,525.14         71
                                       6.375          3,525.14      570,000.00
    ARLINGTON        TX   76016          2            03/08/99         00
    0013953658                           05           05/01/99          0
    0013953658                           O            04/01/14
    0


    1904540          J95/J95             F          267,000.00         ZZ
                                         180        265,291.98          1
    9817 ORCHID CIRCLE                 6.875          2,381.26         70
                                       6.625          2,381.26      385,000.00
    GREAT FALLS      VA   22066          2            03/19/99         00
    0016659658                           05           05/01/99          0
    0016659658                           O            04/01/14
    0


    1904541          J95/J95             F          315,000.00         ZZ
                                         180        312,977.06          1
    12 FERNDALE ROAD                   7.000          2,831.31         75
                                       6.750          2,831.31      420,500.00
1


    DEER PARK        IL   60010          5            03/26/99         00
    0014237747                           05           05/01/99          0
    0014237747                           O            04/01/14
    0


    1904543          J95/J95             F          375,000.00         ZZ
                                         180        372,548.91          1
    47 SHAGBARK LANE                   6.625          3,292.48         75
                                       6.375          3,292.48      500,000.00
    ELKTON           MD   21921          2            03/11/99         00
    0009707795                           05           05/01/99          0
    0009707795                           O            04/01/14
    0


    1904545          J95/J95             F          370,000.00         ZZ
                                         180        364,219.71          1
    2230 MANZANITA LANE                7.250          3,377.59         80
                                       7.000          3,377.59      468,000.00
    RENO             NV   89509          5            12/07/98         00
    0012842357                           05           02/01/99          0
    0012842357                           O            01/01/14
    0


    1904548          J95/J95             F          290,000.00         ZZ
                                         180        288,104.48          1
    214 WICKFORD POINT ROAD            6.625          2,546.19         80
                                       6.375          2,546.19      365,000.00
    NORTH KINGSTOWN  RI   02852          2            03/19/99         00
    0016705220                           05           05/01/99          0
    0016705220                           O            04/01/14
    0


    1904554          J95/J95             F          300,000.00         ZZ
                                         180        297,143.94          1
    701 G AVENUE                       7.000          2,696.49         68
                                       6.750          2,696.49      445,000.00
    LAKE OSWEGO      OR   97034          5            02/26/99         00
    0016562910                           05           04/01/99          0
    0016562910                           O            03/01/14
    0


    1904556          638/G01             F           77,900.00         ZZ
                                         180         77,651.55          1
    146 DIXON STREET                   6.875            694.75         56
                                       6.625            694.75      140,000.00
    BRIDGEPORT       CT   06604          2            04/09/99         00
    0431304914                           05           06/01/99          0
    8873354                              O            05/01/14
    0
1




    1904578          J95/J95             F          599,000.00         ZZ
                                         180        591,062.72          1
    8125 PINEHURST WAY                 6.625          5,259.19         60
                                       6.375          5,259.19    1,000,000.00
    PASADENA         MD   21122          2            03/05/99         00
    0009708876                           03           05/01/99          0
    0009708876                           O            04/01/14
    0


    1904582          638/G01             F          385,000.00         ZZ
                                         180        383,772.09          1
    6050 VIA MADRID                    6.875          3,433.64         74
                                       6.625          3,433.64      525,000.00
    GRANITE BAY      CA   95746          5            04/07/99         00
    0431302249                           03           06/01/99          0
    8865621                              O            05/01/14
    0


    1904583          J95/J95             F          283,000.00         ZZ
                                         180        281,228.36          1
    6270 MOJAVE DRIVE                  7.125          2,563.51         59
                                       6.875          2,563.51      480,000.00
    SAN JOSE         CA   95120          2            03/17/99         00
    001663700                            05           05/01/99          0
    001663700                            O            04/01/14
    0


    1904585          J95/J95             F          264,000.00         ZZ
                                         180        261,037.30          1
    1440 MERION DRIVE                  6.625          2,317.90         80
                                       6.375          2,317.90      330,000.00
    ROCKWALL         TX   75087          2            02/05/99         00
    0013389986                           05           04/01/99          0
    0013389986                           O            03/01/14
    0


    1904590          J95/J95             F          838,700.00         ZZ
                                         165        832,608.24          1
    2575 INGLESIDE FARM WEST           7.000          7,929.44         70
                                       6.750          7,929.44    1,200,000.00
    GERMANTOWN       TN   38139          2            03/30/99         00
    0005948971                           05           05/01/99          0
    0005948971                           O            01/01/13
    0


    1904597          637/G01             F          435,000.00         ZZ
                                         180        432,064.04          1
1


    30512 PASEO DEL VALLE              6.250          3,729.79         69
                                       6.000          3,729.79      635,000.00
    LAGUNA NIGUEL    CA   92677          1            03/25/99         00
    0431317320                           05           05/01/99          0
    0011087202                           O            04/01/14
    0


    1904598          J95/J95             F          287,000.00         ZZ
                                         180        284,208.39          1
    13884 EAST BELLEWOOD DRIVE         6.750          2,539.70         74
                                       6.500          2,539.70      390,000.00
    AURORA           CO   80015          2            02/26/99         00
    0016597809                           05           04/01/99          0
    0016597809                           O            03/01/14
    0


    1904601          637/G01             F          278,000.00         ZZ
                                         180        273,522.76          1
    7524 COVE TERRACE                  7.250          2,537.76         70
                                       7.000          2,537.76      398,000.00
    SARASOTA         FL   34321          2            04/01/99         00
    0431308196                           05           05/01/99          0
    0014810899                           O            04/01/14
    0


    1904602          J95/J95             F          490,000.00         ZZ
                                         180        485,233.86          1
    6115 BRADLEY BOULEVARD             6.750          4,336.06         57
                                       6.500          4,336.06      862,500.00
    BETHESDA         MD   20817          2            03/04/99         00
    0016626756                           05           04/01/99          0
    0016626756                           O            03/01/14
    0


    1904606          637/G01             F          557,000.00         ZZ
                                         180        555,261.71          1
    22220 ROLLING HILLS LANE           7.125          5,045.48         63
                                       6.875          5,045.48      885,000.00
    YORBA LINDA      CA   92686          5            04/02/99         00
    0431308261                           05           06/01/99          0
    4306395                              O            05/01/14
    0


    1904607          637/G01             F          522,500.00         ZZ
                                         180        520,851.54          1
    16230 MAYA WAY                     7.000          4,696.38         42
                                       6.750          4,696.38    1,250,000.00
    LOS GATOS        CA   95032          5            04/05/99         00
    0431318807                           05           06/01/99          0
1


    0010974723                           O            05/01/14
    0


    1904620          P48/G01             F           44,500.00         ZZ
                                         180         44,500.00          1
    5142 85TH ST NE                    7.500            412.52         30
    2                                  7.250            412.52      150,000.00
    MONTICELLO       MN   55362          2            04/30/99         00
    0431312479                           05           07/01/99          0
    2116FS                               O            06/01/14
    0


    1904668          J95/J95             F          330,000.00         ZZ
                                         180        327,866.10          1
    3098 AUGUSTINE HERNAN HIGHWAY      6.750          2,920.21         51
                                       6.500          2,920.21      650,000.00
    CHESAPEAKE CITY  MD   21915          2            03/05/99         00
    0009705898                           05           05/01/99          0
    0009705898                           O            04/01/14
    0


    1904671          J95/J95             F          278,400.00         ZZ
                                         180        276,580.33          1
    13181 SW MORNINGSTAR DRIVE         6.625          2,444.33         80
                                       6.375          2,444.33      348,000.00
    TIGARD           OR   97223          2            03/22/99         00
    0016645061                           05           05/01/99          0
    0016645061                           O            04/01/14
    0


    1904672          J95/J95             F          350,000.00         ZZ
                                         180        347,687.66          1
    17780 OVERLOOK CIRCLE              6.500          3,048.88         80
                                       6.250          3,048.88      438,000.00
    LAKE OSWEGO      OR   97034          2            03/05/99         00
    0016616112                           05           05/01/99          0
    0016616112                           O            04/01/14
    0


    1904673          J95/J95             F          340,000.00         ZZ
                                         180        337,744.58          1
    14804 MAPLELAKE DRIVE              7.250          3,103.73         80
                                       7.000          3,103.73      425,000.00
    OKLAHOMA CITY    OK   73013          1            03/12/99         00
    0013985924                           03           05/01/99          0
    0013985924                           O            04/01/14
    0


1


    1904674          J95/J95             F          438,400.00         ZZ
                                         180        435,595.55          1
    1433 GERANIUM STREET NW            6.875          3,909.89         80
                                       6.625          3,909.89      548,000.00
    WASHINGTON       DC   20012          2            03/24/99         00
    0016673899                           05           05/01/99          0
    0016673899                           O            04/01/14
    0


    1904680          E82/G01             F          208,000.00         ZZ
                                         180        207,350.87          1
    3962 WHITE PINE DRIVE              7.125          1,884.13         80
                                       6.875          1,884.13      260,000.00
    DEWITT           MI   48820          2            04/23/99         00
    0400195830                           05           06/01/99          0
    0400195830                           O            05/01/14
    0


    1904695          B64/B64             F          375,000.00         ZZ
                                         180        373,790.97          1
    2112 STOPPER DRIVE                 6.750          3,318.41         75
                                       6.500          3,318.41      500,000.00
    MONTOURSVILLE    PA   17754          5            04/20/99         00
    90352                                05           06/01/99          0
    90352                                O            05/01/14
    0


    1904734          N12/G01             F          240,000.00         ZZ
                                         180        239,234.55          1
    2950 OBSERVATORY AVE               6.875          2,140.45         67
                                       6.625          2,140.45      360,000.00
    CINCINNATI       OH   45208          2            04/12/99         00
    0431309202                           05           06/01/99          0
    0                                    O            05/01/14
    0


    1904744          E45/E45             F          450,000.00         ZZ
                                         180        448,580.27          1
    6969 SE 14TH COURT                 7.000          4,044.73         75
                                       6.750          4,044.73      600,000.00
    OCALA            FL   34480          1            04/16/99         00
    9812118                              05           06/01/99          0
    9812118                              O            05/01/14
    0


    1904751          E87/G01             F          240,000.00         ZZ
                                         180        239,234.55          1
    3829 LINCOLN ROAD                  6.875          2,140.45         53
                                       6.625          2,140.45      460,000.00
1


    SANTA BARBARA    CA   93110          2            04/07/99         00
    0431300128                           05           06/01/99          0
    70002309                             O            05/01/14
    0


    1904757          J55/G01             F          285,000.00         ZZ
                                         180        285,000.00          1
    6851 SW 106TH ST                   7.250          2,601.66         67
                                       7.000          2,601.66      430,000.00
    PINECREST        FL   33156          5            04/30/99         00
    0431315662                           05           07/01/99          0
    23002353                             O            06/01/14
    0


    1904796          593/593             F          290,000.00         ZZ
                                         180        286,308.08          1
    1909 BAYWOOD DRIVE                 7.000          2,606.61         57
                                       6.750          2,606.61      515,000.00
    SALT LAKE CITY   UT   84117          5            01/12/99         00
    0007116361                           05           03/01/99          0
    0007116361                           O            02/01/14
    0


    1904807          588/G01             F          310,000.00         ZZ
                                         180        309,011.29          1
    1941 MOUNTAIN TOP ROAD             6.875          2,764.75         68
                                       6.625          2,764.75      460,000.00
    BRIDGEWATER TOW  NJ   08807          2            04/08/99         00
    0431302504                           05           06/01/99          0
    990208089                            O            05/01/14
    0


    1904868          J95/J95             F          314,000.00         ZZ
                                         180        310,945.78          1
    1763 EAST COURSE DRIVE             6.750          2,778.62         67
                                       6.500          2,778.62      470,000.00
    RIVERWOODS       IL   60015          2            02/24/99         00
    0016599201                           05           04/01/99          0
    0016599201                           O            03/01/14
    0


    1904870          J95/J95             F          275,000.00         ZZ
                                         180        272,296.38          1
    8310 CEDAR TRAIL COVE              6.625          2,414.48         62
                                       6.375          2,414.48      450,000.00
    CORDOVA          TN   38018          5            03/01/99         00
    0015082696                           05           04/01/99          0
    0015082696                           O            03/01/14
    0
1




    1904871          664/G01             F          172,800.00         ZZ
                                         180        172,283.82          1
    943 UTICA AVENUE                   7.625          1,614.18         80
                                       7.375          1,614.18      216,000.00
    VENTURA          CA   93004          2            04/07/99         00
    0431306232                           05           06/01/99          0
    000                                  O            05/01/14
    0


    1904872          J95/J95             F          273,550.00         ZZ
                                         180        271,874.33          1
    16038 WEST ELLSWORTH DRIVE         7.375          2,516.46         78
                                       7.125          2,516.46      355,000.00
    GOLDEN           CO   80401          2            03/08/99         00
    0016637746                           03           05/01/99          0
    0016637746                           O            04/01/14
    0


    1904875          J95/J95             F          418,000.00         ZZ
                                         180        413,890.46          1
    24200 NORTH ALMA SCHOOL ROAD       6.625          3,670.02         68
    #34                                6.375          3,670.02      618,000.00
    SCOTTSDALE       AZ   85255          2            02/24/99         00
    0016599466                           03           04/01/99          0
    0016599466                           O            03/01/14
    0


    1904878          J95/J95             F          292,000.00         ZZ
                                         180        289,067.39          1
    4802 NORTH GOVE STREET             6.375          2,523.61         80
                                       6.125          2,523.61      365,000.00
    TACOMA           WA   98407          5            02/18/99         00
    0013947767                           05           04/01/99          0
    0013947767                           O            03/01/14
    0


    1904881          664/G01             F          232,500.00         ZZ
                                         180        231,758.46          1
    19131 APPLETREE COURT              6.875          2,073.57         75
                                       6.625          2,073.57      310,000.00
    CERRITOS         CA   90703          1            04/05/99         00
    0431305986                           05           06/01/99          0
    000                                  O            05/01/14
    0


    1904882          E82/G01             F          282,000.00         ZZ
                                         180        281,100.60          1
1


    18 SANTA CLARA                     6.875          2,515.03         65
                                       6.625          2,515.03      435,000.00
    SAN CLEMENTE     CA   92672          2            04/23/99         00
    0400199246                           03           06/01/99          0
    1805086                              O            05/01/14
    0


    1904937          E82/G01             F          338,800.00         ZZ
                                         180        337,695.82          1
    1141 CARLOS CANYON DRIVE           6.625          2,974.64         74
                                       6.375          2,974.64      460,000.00
    CHULA VISTA      CA   91910          2            04/24/99         00
    0400196572                           03           06/01/99          0
    1610244                              O            05/01/14
    0


    1904957          J95/J95             F          280,000.00         ZZ
                                         180        279,087.44          1
    7468 EAST ROSE GARDEN LANE         6.625          2,458.39         71
                                       6.375          2,458.39      397,558.00
    SCOTTSDALE       AZ   85255          1            04/01/99         00
    0016654766                           03           06/01/99          0
    0016654766                           O            05/01/14
    0


    1904958          J95/J95             F          325,000.00         ZZ
                                         180        322,875.73          1
    13210 CEDAR LANE                   6.625          2,853.48         80
                                       6.375          2,853.48      410,000.00
    FARMERS BRANCH   TX   75234          2            03/11/99         00
    0016626509                           03           05/01/99          0
    0016626509                           O            04/01/14
    0


    1904960          J95/J95             F          326,000.00         ZZ
                                         180        323,891.97          1
    7 MIDDLETON DRIVE                  6.750          2,884.81         77
                                       6.500          2,884.81      425,000.00
    BEDFORD          NH   03110          2            03/17/99         00
    0016650517                           05           05/01/99          0
    0016650517                           O            04/01/14
    0


    1904988          E44/G01             F          400,000.00         ZZ
                                         180        398,710.36          1
    1872 CHOCTAW RIDGE                 6.750          3,539.64         80
                                       6.500          3,539.64      500,000.00
    OGDEN            UT   84403          2            04/23/99         00
    0431305143                           05           06/01/99          0
1


    58990075                             O            05/01/14
    0


    1904995          J95/J95             F          286,000.00         ZZ
                                         180        270,324.78          1
    13753 EAST COLUMBINE DRIVE         6.625          2,511.07         69
                                       6.375          2,511.07      415,000.00
    SCOTTSDALE       AZ   85259          2            03/05/99         00
    0016679581                           03           05/01/99          0
    0016679581                           O            04/01/14
    0


    1904996          E33/G01             F          292,000.00         ZZ
                                         180        291,058.56          1
    31 E WITCHWOOD LANE                6.750          2,583.94         67
                                       6.500          2,583.94      440,000.00
    LAKE BLUFF       IL   60044          5            04/21/99         00
    0431306323                           05           06/01/99          0
    323382638                            O            05/01/14
    0


    1905033          992/G01             F          375,000.00         T
                                         180        372,626.88          1
    BOWEN ROAD                         7.000          3,370.61         66
                                       6.750          3,370.61      575,000.00
    STANFORD         NY   12581          1            03/08/99         00
    0431311042                           05           05/01/99          0
    358899                               O            04/01/14
    0


    1905035          356/G01             F          310,000.00         ZZ
                                         180        309,011.29          1
    113 BLACKSTONE DRIVE               6.875          2,764.75         61
                                       6.625          2,764.75      510,000.00
    DANVILLE         CA   94506          5            04/02/99         00
    0431303841                           03           06/01/99          0
    2718625                              O            05/01/14
    0


    1905040          356/G01             F          450,000.00         ZZ
                                         180        448,564.78          1
    220 MONACO DRIVE                   6.875          4,013.35         67
                                       6.625          4,013.35      675,000.00
    REDWOOD CITY     CA   94065          2            04/05/99         00
    0431306273                           03           06/01/99          0
    2727329                              O            05/01/14
    0


1


    1905048          J95/J95             F          650,000.00         ZZ
                                         180        643,677.59          1
    5801 MISTLETOE COURT               6.750          5,751.91         65
                                       6.500          5,751.91    1,000,000.00
    OKLAHOMA CITY    OK   73142          2            02/19/99         00
    0013584172                           03           04/01/99          0
    0013584172                           O            03/01/14
    0


    1905053          J95/J95             F          265,000.00         ZZ
                                         180        263,341.05          1
    801 SIERRA MADRE WAY               7.125          2,400.46         76
                                       6.875          2,400.46      350,000.00
    DAVIS            CA   95616          5            03/19/99         00
    0016667727                           05           05/01/99          0
    0016667727                           O            04/01/14
    0


    1905057          J95/J95             F          342,000.00         ZZ
                                         180        338,778.98          1
    12070 ROSE HALL DRIVE              7.125          3,097.95         65
                                       6.875          3,097.95      527,000.00
    CLIFTON          VA   20124          2            02/04/99         00
    0016560799                           05           04/01/99          0
    0016560799                           O            03/01/14
    0


    1905059          J95/J95             F          302,000.00         ZZ
                                         180        300,004.79          1
    14011 SOUTHEAST 64TH STREET        6.500          2,630.74         73
                                       6.250          2,630.74      415,000.00
    BELLEVUE         WA   98006          2            03/03/99         00
    0013934419                           03           05/01/99          0
    0013934419                           O            04/01/14
    0


    1905062          E48/G01             F          405,000.00         ZZ
                                         180        401,488.60          1
    328 BRIDGE STREET                  6.750          3,583.88         50
                                       6.500          3,583.88      815,000.00
    FRANKLIN         TN   37064          5            03/12/99         00
    0431303015                           05           05/01/99          0
    2990744                              O            04/01/14
    0


    1905073          992/G01             F          325,000.00         ZZ
                                         180        323,009.18          1
    90 SPRINGHURST ROAD                7.375          2,989.76         35
                                       7.125          2,989.76      940,000.00
1


    BEDFORD HILLS    NY   10507          5            03/16/99         00
    0431317072                           05           05/01/99          0
    359380                               O            04/01/14
    0


    1905097          A52/G01             F          585,800.00         ZZ
                                         180        583,911.33          1
    1058 HUNTERS BROOK COURT           6.750          5,183.80         80
                                       6.500          5,183.80      732,276.00
    ATLANTA          GA   30319          1            04/26/99         00
    0431304419                           03           06/01/99          0
    8383                                 O            05/01/14
    0


    1905147          P34/G01             F          290,000.00         ZZ
                                         180        289,065.01          1
    100 PEGWIN DR                      6.750          2,566.24         64
                                       6.500          2,566.24      457,000.00
    E GREENWICH      RI   02818          2            04/21/99         00
    0431312511                           05           06/01/99          0
    0000                                 O            05/01/14
    0


    1905184          J95/J95             F          628,000.00         ZZ
                                         180        619,745.08          1
    3847 LA CANADA ROAD                6.625          5,513.80         80
                                       6.375          5,513.80      785,000.00
    FALLBROOK        CA   92028          1            01/27/99         00
    0014023923                           05           03/01/99          0
    0014023923                           O            02/01/14
    0


    1905193          J95/J95             F          357,000.00         ZZ
                                         180        354,590.49          1
    984 HAWTHORN DRIVE                 6.250          3,061.00         78
                                       6.000          3,061.00      462,500.00
    LAFAYETTE        CA   94549          2            03/01/99         00
    0016639593                           05           05/01/99          0
    0016639593                           O            04/01/14
    0


    1905197          J95/J95             F          543,000.00         ZZ
                                         180        539,450.83          1
    26272 HERONWOOD ROAD               6.625          4,767.51         58
                                       6.375          4,767.51      936,200.00
    EASTON           MD   21601          2            03/05/99         00
    0009724493                           05           05/01/99          0
    0009724493                           O            04/01/14
    0
1




    1905200          J95/J95             F          266,250.00         ZZ
                                         180        264,546.80          1
    121 206TH AVENUE NE                6.875          2,374.56         75
                                       6.625          2,374.56      355,000.00
    REDMOND          WA   98053          5            03/01/99         00
    0013925623                           05           05/01/99          0
    0013925623                           O            04/01/14
    0


    1905203          J95/J95             F          281,000.00         ZZ
                                         180        276,320.92          1
    841 VISTA GRANDE                   6.500          2,447.81         47
                                       6.250          2,447.81      601,000.00
    MILLBRAE         CA   94030          2            12/10/98         00
    0016451429                           05           02/01/99          0
    0016451429                           O            01/01/14
    0


    1905208          J95/J95             F          284,000.00         ZZ
                                         180        281,523.09          1
    8604 BELL MOUNTAIN                 6.625          2,493.50         77
                                       6.375          2,493.50      373,000.00
    AUSTIN           TX   78730          2            03/16/99         00
    0012872610                           03           05/01/99          0
    0012872610                           O            04/01/14
    0


    1905209          J95/J95             F          262,500.00         ZZ
                                         180        260,784.26          1
    85913 LORANE HIGHWAY               6.625          2,304.73         75
                                       6.375          2,304.73      350,000.00
    EUGENE           OR   97405          5            03/24/99         00
    0016690976                           05           05/01/99          0
    0016690976                           O            04/01/14
    0


    1905212          J95/J95             F          301,600.00         ZZ
                                         180        298,153.40          1
    6421 MISTY TOP PASS                6.875          2,689.84         80
                                       6.625          2,689.84      377,000.00
    COLUMBIA         MD   21044          2            03/19/99         00
    0009738923                           05           05/01/99          0
    0009738923                           O            04/01/14
    0


    1905222          J95/J95             F          252,700.00         ZZ
                                         180        247,080.25          1
1


    638 COKESBURY ROAD                 7.125          2,289.04         70
                                       6.875          2,289.04      361,000.00
    LEBANON          NJ   08833          2            10/16/98         00
    0009491317                           05           12/01/98          0
    0009491317                           O            11/01/13
    0


    1905224          J95/J95             F          272,000.00         ZZ
                                         180        270,171.87          1
    41 FT ROYAL ISLE                   6.625          2,388.15         80
                                       6.375          2,388.15      342,500.00
    FORT LAUDERDALE  FL   33308          1            03/11/99         00
    0010639581                           03           05/01/99          0
    0010639581                           O            04/01/14
    0


    1905226          J95/J95             F          348,000.00         ZZ
                                         180        343,425.61          1
    2335 EAST NOTTINGHAM               6.625          3,055.42         71
                                       6.375          3,055.42      495,000.00
    SPRINGFIELD      MO   65804          2            01/25/99         00
    0016537664                           05           03/01/99          0
    0016537664                           O            02/01/14
    0


    1905227          J95/J95             F          335,000.00         ZZ
                                         180        332,175.93          1
    2014 WINDMILL LANE                 7.000          3,011.08         75
                                       6.750          3,011.08      450,000.00
    ALEXANDRIA       VA   22307          2            03/31/99         00
    0016659138                           05           05/01/99          0
    0016659138                           O            04/01/14
    0


    1905237          J95/J95             F          432,000.00         ZZ
                                         180        429,176.37          1
    764 CONTADA CIRCLE                 6.625          3,792.93         80
                                       6.375          3,792.93      540,000.00
    DANVILLE         CA   94526          5            03/23/99         00
    0014335228                           03           05/01/99          0
    0014335228                           O            04/01/14
    0


    1905251          956/G01             F          280,000.00         ZZ
                                         180        279,106.98          1
    197 FRANCE STREET                  6.875          2,497.19         56
                                       6.625          2,497.19      500,000.00
    SONOMA           CA   95476          2            04/02/99         00
    0431328921                           05           06/01/99          0
1


    809031088                            O            05/01/14
    0


    1905259          J95/J95             F          299,200.00         ZZ
                                         180        296,289.74          1
    2964 WARBURTON AVENUE              6.750          2,647.65         80
                                       6.500          2,647.65      374,000.00
    SANTA CLARA      CA   95051          1            02/25/99         00
    0016647851                           05           04/01/99          0
    0016647851                           O            03/01/14
    0


    1905265          J95/J95             F          350,000.00         ZZ
                                         180        347,736.77          1
    4222 EAST BROWN ROAD #6            6.750          3,097.19         66
                                       6.500          3,097.19      538,000.00
    MESA             AZ   85205          2            03/15/99         00
    0016664708                           03           05/01/99          0
    0016664708                           O            04/01/14
    0


    1905266          956/G01             F          300,000.00         ZZ
                                         180        299,032.77          1
    11480 NORTH 99TH STREET            6.750          2,654.73         73
                                       6.500          2,654.73      416,000.00
    SCOTTSDALE       AZ   85260          5            04/15/99         00
    0431319987                           05           06/01/99          0
    409030569                            O            05/01/14
    0


    1905270          956/G01             F          393,500.00         ZZ
                                         180        392,217.54          1
    439 CONWAY VILLAGE DR              6.625          3,454.91         68
                                       6.375          3,454.91      580,000.00
    ST LOUIS         MO   63141          2            04/07/99         00
    0431305291                           05           06/01/99          0
    909030476                            O            05/01/14
    0


    1905272          956/G01             F          410,000.00         ZZ
                                         180        408,678.12          1
    4767 FERNRIDGE LANE                6.750          3,628.13         47
                                       6.500          3,628.13      876,000.00
    MERCER ISLAND    WA   98040          5            04/02/99         00
    0431305135                           05           06/01/99          0
    809030507                            O            05/01/14
    0


1


    1905274          J95/J95             F          315,000.00         ZZ
                                         180        312,963.10          1
    20704 WALLINGFORD LANE             6.750          2,787.47         76
                                       6.500          2,787.47      415,000.00
    BARRINGTON       IL   60010          2            03/16/99         00
    0016632481                           03           05/01/99          0
    0016632481                           O            04/01/14
    0


    1905276          956/G01             F          365,000.00         ZZ
                                         180        363,835.88          1
    302 EAST STRAWBERRY DRIVE          6.875          3,255.27         51
                                       6.625          3,255.27      720,000.00
    MILL VALLEY      CA   94941          5            04/13/99         00
    0431306372                           05           06/01/99          0
    809031159                            O            05/01/14
    0


    1905277          J95/J95             F          296,000.00         ZZ
                                         180        294,065.27          1
    15 SOUTH LANE                      6.625          2,598.87         37
                                       6.375          2,598.87      820,000.00
    ENGLEWOOD        CO   80110          2            03/19/99         00
    0016716110                           05           05/01/99          0
    0016716110                           O            04/01/14
    0


    1905281          J95/J95             F          289,700.00         ZZ
                                         180        287,866.69          1
    2277 DOGWOOD GLENN COVE            7.000          2,603.91         80
                                       6.750          2,603.91      365,000.00
    GERMANTOWN       TN   38139          2            03/26/99         00
    0015089097                           05           05/01/99          0
    0015089097                           O            04/01/14
    0


    1905300          J95/J95             F           84,800.00         ZZ
                                         180         81,907.73          1
    3705 SW MOUNDVIEW DRIVE            6.375            732.88         80
                                       6.125            732.88      106,000.00
    TOPEKA           KS   66610          1            07/31/98         00
    0013108477                           05           09/01/98          0
    0013108477                           O            08/01/13
    0


    1905302          B23/G01             F          286,000.00         ZZ
                                         180        285,077.91          1
    5401 KENOSHA LANE                  6.750          2,530.84         71
                                       6.500          2,530.84      405,000.00
1


    IRVINE           CA   92612          2            04/16/99         00
    0431309632                           03           06/01/99          0
    88003414                             O            05/01/14
    0


    1905304          J95/J95             F          290,000.00         ZZ
                                         180        287,267.46          1
    7928 CASTELLON COURT               6.750          2,566.24         78
                                       6.500          2,566.24      372,000.00
    LAS VEGAS        NV   89128          2            03/23/99         00
    0016575987                           03           05/01/99          0
    0016575987                           O            04/01/14
    0


    1905306          J95/J95             F          647,000.00         ZZ
                                         180        641,930.38          1
    7777 NORTH FOOTHILL DRIVE          6.875          5,770.30         56
    SOUTH                              6.625          5,770.30    1,175,000.00
    PARADISE VALLEY  AZ   85253          2            03/08/99         00
    0016609919                           05           05/01/99          0
    0016609919                           O            04/01/14
    0


    1905308          J95/J95             F          378,400.00         ZZ
                                         180        375,926.69          1
    9043 BOZMAN-NEAVITT ROAD           6.625          3,322.33         54
                                       6.375          3,322.33      710,000.00
    ST MICHAELS      MD   21663          2            03/08/99         00
    0009724428                           05           05/01/99          0
    0009724428                           O            04/01/14
    0


    1905313          J95/J95             F          500,000.00         ZZ
                                         180        495,136.59          1
    595 CHATEAUX BOURNE                6.750          4,424.55         60
                                       6.500          4,424.55      840,000.00
    BARRINGTON       IL   60010          2            02/22/99         00
    0016608788                           03           04/01/99          0
    0016608788                           O            03/01/14
    0


    1905316          J95/J95             F          353,000.00         ZZ
                                         180        350,741.85          1
    103 AVON HILL STREET               6.875          3,148.25         49
                                       6.625          3,148.25      730,000.00
    CAMBRIDGE        MA   02140          2            03/19/99         00
    0018615114                           05           05/01/99          0
    0018615114                           O            04/01/14
    0
1




    1905319          J95/J95             F          297,000.00         ZZ
                                         180        294,925.31          1
    204 SHOALS ROAD                    6.750          2,628.18         78
                                       6.500          2,628.18      385,000.00
    KINGSPORT        TN   37663          2            03/09/99         00
    0015102726                           05           05/01/99          0
    0015102726                           O            04/01/14
    0


    1905322          638/G01             F          108,450.00         ZZ
                                         180        108,104.11          1
    1615 EAST GREENWAY ROAD            6.875            967.22         80
                                       6.625            967.22      135,604.00
    PHOENIX          AZ   85040          1            04/16/99         00
    0431307222                           05           06/01/99          0
    8870561                              O            05/01/14
    0


    1905340          638/G01             F          103,000.00         ZZ
                                         180        102,671.49          1
    2719 TIBURON AVENUE                6.875            918.61         30
                                       6.625            918.61      350,000.00
    CARLSBAD         CA   92008          2            04/14/99         00
    0431309137                           05           06/01/99          0
    8860204                              O            05/01/14
    0


    1905363          J95/J95             F          416,000.00         ZZ
                                         180        405,056.53          1
    3340 CREEKVIEW DRIVE               6.750          3,681.23         59
                                       6.500          3,681.23      710,000.00
    BONITA SPRINGS   FL   34134          2            08/31/98         00
    0009451378                           03           11/01/98          0
    0009451378                           O            10/01/13
    0


    1905593          E48/G01             F          292,000.00         ZZ
                                         180        289,159.76          1
    4340 GOSEY HILL ROAD               6.750          2,583.94         65
                                       6.500          2,583.94      450,000.00
    FRANKLIN         TN   37064          2            02/23/99         00
    0431312180                           05           04/01/99          0
    02990741                             O            03/01/14
    0


    1905630          562/562             F          255,000.00         ZZ
                                         180        246,156.69          1
1


    30 HIRST ROAD                      7.125          2,309.87         46
                                       6.875          2,309.87      555,000.00
    BRIARCLIFF MANO  NY   10510          2            04/19/99         00
    594887                               05           06/01/99          0
    594887                               O            05/01/14
    0


    1905651          638/G01             F           84,600.00         ZZ
                                         180         84,327.25          1
    111 KING PHILLIP ROAD              6.750            748.63         51
                                       6.500            748.63      166,000.00
    NORTON           MA   02766          2            04/16/99         00
    0431309731                           05           06/01/99          0
    008876496                            O            05/01/14
    0


    1905682          638/G01             F          316,000.00         ZZ
                                         180        315,003.03          1
    862 CALLE LA PRIMAVERA             7.000          2,840.30         80
                                       6.750          2,840.30      395,000.00
    GLENDALE         CA   91208          2            04/12/99         00
    0431309343                           05           06/01/99          0
    08878653                             O            05/01/14
    0


    1905775          P60/G01             F          435,000.00         ZZ
                                         180        433,566.93          1
    3122 QUARRY                        6.500          3,789.32         78
                                       6.250          3,789.32      560,000.00
    MAUMEE           OH   43537          1            04/21/99         00
    0431310028                           05           06/01/99          0
    6100039915                           O            05/01/14
    0


    1905833          Q89/G01             F           22,258.39         ZZ
                                         156         22,258.38          1
    304 E WASHINGTON                   7.500            223.77         42
                                       7.250            223.77       53,500.00
    NASHVILLE        GA   31639          2            04/20/99         00
    0430214288                           05           07/01/99          0
    1576643                              O            06/01/12
    0


    1905853          J95/J95             F          440,000.00         ZZ
                                         180        438,596.67          1
    11311 PALATINE DRIVE               6.875          3,924.16         61
                                       6.625          3,924.16      728,000.00
    POTOMAC          MD   20854          5            03/29/99         00
    0016724882                           05           06/01/99          0
1


    0016724882                           O            05/01/14
    0


    1905910          Q89/G01             F          223,642.91         ZZ
                                         149        223,642.91          1
    1515 GREENWOOD AVENUE              7.250          2,280.80         73
                                       7.000          2,280.80      310,000.00
    SAN CARLOS       CA   94070          2            04/28/99         00
    0430057521                           05           07/01/99          0
    1529330                              O            11/01/11
    0


    1905924          Q89/G01             F          220,568.19         ZZ
                                         149        220,568.19          1
    3622 CARPENTERS CREEK DRIVE        7.250          2,249.44         58
                                       7.000          2,249.44      385,000.00
    CINCINNATI       OH   45241          1            04/27/99         00
    0430098137                           03           07/01/99          0
    1534965                              O            11/01/11
    0


    1905927          Q89/G01             F           66,363.44         ZZ
                                         152         66,363.44          1
    6188 AGEE ST#228                   7.250            668.56         69
                                       7.000            668.56       97,000.00
    SAN DIEGO        CA   92122          1            04/28/99         00
    0430150755                           01           07/01/99          0
    1555445                              O            02/01/12
    0


    1905942          356/G01             F          280,315.00         ZZ
                                         180        279,420.96          1
    17748 CHATEAU COURT                6.875          2,500.01         67
                                       6.625          2,500.01      420,000.00
    CASTRO VALLEY    CA   94552          2            04/06/99         00
    0431307347                           03           06/01/99          0
    2731487                              O            05/01/14
    0


    1905973          550/550             F          650,000.00         ZZ
                                         180        647,913.38          1
    1340 HILLVIEW DRIVE                6.800          5,769.95         65
                                       6.550          5,769.95    1,010,000.00
    MENLO PARK       CA   94025          2            04/21/99         00
    120272021                            05           06/01/99          0
    120272021                            O            05/01/14
    0


1


    1906059          665/G01             F          382,000.00         ZZ
                                         180        379,781.66          1
    3158 BIRD ROCK ROAD                6.875          3,406.88         89
                                       6.625          3,406.88      430,000.00
    PEBBLE BEACH     CA   93953          2            04/08/99         10
    0431306174                           05           06/01/99         25
    9901228969                           O            05/01/14
    0


    1906095          638/G01             F          181,300.00         ZZ
                                         180        180,709.13          1
    6732 CASSELBERRY WAY               6.625          1,591.80         69
                                       6.375          1,591.80      265,000.00
    SAN DIEGO        CA   92119          2            04/16/99         00
    0431315506                           05           06/01/99          0
    08875683                             O            05/01/14
    0


    1906116          975/G01             F          256,000.00         ZZ
                                         180        255,192.33          1
    1926 CAMINITO  DE LA VALLE         7.000          2,301.00         80
                                       6.750          2,301.00      320,000.00
    GLENDALE         CA   91208          2            04/21/99         00
    0431310127                           09           06/01/99          0
    991243                               O            05/01/14
    0


    1906124          975/G01             F          275,000.00         ZZ
                                         180        274,122.92          1
    2 DESCANSO                         6.875          2,452.60         68
                                       6.625          2,452.60      410,000.00
    IRVINE           CA   92620          2            04/15/99         00
    0431332337                           05           06/01/99          0
    990546                               O            05/01/14
    0


    1906171          637/G01             F          265,500.00         ZZ
                                         180        264,689.32          1
    81-43 262 STREET                   7.375          2,442.40         75
                                       7.125          2,442.40      354,000.00
    FLORAL PARK      NY   11004          5            04/12/99         00
    0431323492                           05           06/01/99          0
    0016519357                           O            05/01/14
    0


    1906248          822/G01             F          358,000.00         ZZ
                                         180        356,882.75          1
    3 CHAMPIONS MARK                   7.125          3,242.88         58
                                       6.875          3,242.88      625,000.00
1


    SAN ANTONIO      TX   78258          2            04/21/99         00
    0431307941                           03           06/01/99          0
    1206022003                           O            05/01/14
    0


    1906294          956/G01             F          304,000.00         ZZ
                                         180        303,009.23          1
    4691 CHELSEA LANE                  6.625          2,669.10         80
                                       6.375          2,669.10      380,000.00
    LAKE OSWEGO      OR   97035          1            04/21/99         00
    0431307149                           03           06/01/99          0
    1409040062                           O            05/01/14
    0


    1906535          369/G01             F          368,000.00         ZZ
                                         180        366,826.30          1
    620 SILVER WRAITH COURT            6.875          3,282.03         80
                                       6.625          3,282.03      460,000.00
    ZIONSVILLE       IN   46077          1            04/14/99         00
    0431313469                           03           06/01/99          0
    0071327035                           O            05/01/14
    0


    1906538          369/G01             F          295,000.00         ZZ
                                         180        294,069.28          1
    20215 NEW HAMPSHIRE AVENUE         7.000          2,651.55         55
                                       6.750          2,651.55      545,000.00
    BRINKLOW         MD   20862          2            04/12/99         00
    0431313444                           05           06/01/99          0
    71309892                             O            05/01/14
    0


    1906543          K56/G01             F          267,000.00         ZZ
                                         180        266,129.82          1
    4210 CHERRY LANE                   6.625          2,344.24         69
                                       6.375          2,344.24      390,000.00
    MEDFORD          OR   97504          1            04/27/99         00
    0431307362                           05           06/01/99          0
    5000071                              O            05/01/14
    0


    1906641          638/G01             F          105,000.00         ZZ
                                         180        104,665.11          1
    309 SHADOW BEND DRIVE              6.875            936.45         70
                                       6.625            936.45      151,000.00
    WHEELING         IL   60090          2            04/20/99         00
    0431310192                           09           06/01/99          0
    8857285                              O            05/01/14
    0
1




    1906811          Q89/G01             F           44,546.77         ZZ
                                         158         44,546.77          1
    7507 HABLO DRIVE                   7.250            438.39         64
                                       7.000            438.39       70,000.00
    HOUSTON          TX   77083          2            05/01/99         00
    0410431639                           03           07/01/99          0
    1611570                              O            08/01/12
    0


    1906863          M29/G01             F          243,000.00         ZZ
                                         180        242,224.98          1
    150 BUCKBOARD ROAD                 6.875          2,167.21         47
                                       6.625          2,167.21      520,000.00
    EDWARDS          CO   81632          2            04/26/99         00
    0431313675                           05           06/01/99          0
    0352451                              O            05/01/14
    0


    1906874          Q89/G01             F          268,993.02         ZZ
                                         151        268,993.02          1
    24 CHELSEA PARK                    7.250          2,720.88         73
                                       7.000          2,720.88      370,000.00
    PITTSFORD        NY   14534          2            04/29/99         00
    0430118182                           05           07/01/99          0
    1536016                              O            01/01/12
    0


    1906987          L75/L75             F          288,000.00         ZZ
                                         180        287,071.46          1
    3711 SPOKEHAVE LANE                6.750          2,548.54         72
                                       6.500          2,548.54      402,000.00
    MATTHEWS         NC   28105          5            04/02/99         00
    555577279                            05           06/01/99          0
    555577279                            O            05/01/14
    0


    1907030          L75/L75             F          318,000.00         ZZ
                                         180        314,002.97          1
    4022 DOVES ROOST COURT             6.625          2,792.03         24
                                       6.375          2,792.03    1,325,000.00
    CHARLOTTE        NC   28211          2            03/24/99         00
    555573309                            03           05/01/99          0
    555573309                            O            04/01/14
    0


    1907056          L75/L75             F          275,000.00         ZZ
                                         180        270,834.54          1
1


    5026 FAIRLAWN CRESCENT COURT       6.500          2,395.55         56
                                       6.250          2,395.55      496,000.00
    CHARLOTTE        NC   28226          2            02/22/99         00
    555568123                            03           04/01/99          0
    555568123                            O            03/01/14
    0


    1907063          L75/L75             F          290,600.00         ZZ
                                         180        288,700.58          1
    12445 CANOLDER STREET              6.625          2,551.45         79
                                       6.375          2,551.45      372,000.00
    RALEIGH          NC   27615          1            03/26/99         00
    555571929                            03           05/01/99          0
    555571929                            O            04/01/14
    0


    1907082          026/G01             F          364,800.00         ZZ
                                         180        363,532.19          1
    3900 SILVER BELL DR                5.875          3,053.81         80
                                       5.625          3,053.81      456,000.00
    CHARLOTTE        NC   28211          1            04/27/99         00
    0431309434                           03           06/01/99          0
    200605836                            O            05/01/14
    0


    1907089          808/G01             F          770,000.00         ZZ
                                         180        770,000.00          1
    9930 HOLT ROAD                     6.875          6,867.28         70
                                       6.625          6,867.28    1,100,000.00
    CARMEL           CA   93923          1            05/10/99         00
    0431342898                           03           07/01/99          0
    9413836                              O            06/01/14
    0


    1907093          L75/L75             F          308,000.00         ZZ
                                         180        305,036.08          1
    436 WEST END AVE                   6.875          2,746.92         75
                                       6.625          2,746.92      415,000.00
    STATESVILLE      NC   28677          2            02/10/99         00
    555565252                            05           04/01/99          0
    555565252                            O            03/01/14
    0


    1907106          455/G01             F          380,000.00         ZZ
                                         180        378,788.03          1
    3260 RILMAN ROAD                   6.875          3,389.05         56
                                       6.625          3,389.05      690,000.00
    ATLANTA          GA   30327          1            04/30/99         00
    0431323401                           05           06/01/99          0
1


    84329                                O            05/01/14
    0


    1907111          L75/L75             F          312,000.00         ZZ
                                         180        308,965.23          1
    1766 BLAIR LOOP ROAD               6.750          2,760.92         51
                                       6.500          2,760.92      618,000.00
    DANVILLE         VA   24541          5            02/11/99         00
    555561641                            05           04/01/99          0
    555561641                            O            03/01/14
    0


    1907127          L75/L75             F          436,500.00         ZZ
                                         180        431,922.12          1
    796 MCKENDREE RD                   6.750          3,862.63         64
                                       6.500          3,862.63      690,000.00
    MOORESVILLE      NC   28115          5            02/16/99         00
    91021904                             05           04/01/99          0
    91021904                             O            03/01/14
    0


    1907150          514/G01             F          135,000.00         ZZ
                                         180        133,700.90          1
    8409 LANNERS DRIVE                 6.875          1,204.00         80
                                       6.625          1,204.00      168,753.00
    MCKINNEY         TX   75070          1            02/19/99         00
    0431318153                           05           04/01/99          0
    377290                               O            03/01/14
    0


    1907163          514/G01             F           96,200.00         ZZ
                                         180         95,274.28          1
    1414 STELLA DRIVE                  6.875            857.96         80
                                       6.625            857.96      120,250.00
    LEWISVILLE       TX   75067          1            02/25/99         00
    0431318229                           05           04/01/99          0
    539875                               O            03/01/14
    0


    1907185          638/G01             F          800,000.00         ZZ
                                         180        797,420.72          1
    5470 ROBIN CIRCLE                  6.750          7,079.28         67
                                       6.500          7,079.28    1,200,000.00
    YORBA LINDA      CA   92886          2            04/21/99         00
    0431316744                           05           06/01/99          0
    08849996                             O            05/01/14
    0


1


    1907194          638/G01             F           74,500.00         ZZ
                                         180         74,270.02          1
    266 TENTH STREET                   7.250            680.08         63
                                       7.000            680.08      119,500.00
    PASADENA         MD   21122          1            04/20/99         00
    0431323971                           05           06/01/99          0
    08855482                             O            05/01/14
    0


    1907221          026/G01             F          353,540.00         ZZ
                                         180        353,540.00          1
    35 SERENDIPITY WAY                 6.625          3,104.06         80
                                       6.375          3,104.06      441,932.00
    ATLANTA          GA   30350          1            05/03/99         00
    0431316587                           05           07/01/99          0
    0008044988                           O            06/01/14
    0


    1907254          562/562             F          180,000.00         ZZ
                                         180        179,419.66          1
    27 FRANCINE AVENUE                 6.750          1,592.84         75
                                       6.500          1,592.84      242,000.00
    WEST CALDWELL    NJ   07006          1            04/30/99         00
    598060                               05           06/01/99          0
    598060                               O            05/01/14
    0


    1907289          411/411             F          332,500.00         ZZ
                                         180        331,404.61          1
    40 ISABELLA STREET                 6.500          2,896.43         70
    UNIT 3W                            6.250          2,896.43      475,000.00
    BOSTON           MA   02118          1            04/30/99         00
    20016746                             01           06/01/99          0
    20016746                             O            05/01/14
    0


    1907304          624/G01             F          386,000.00         ZZ
                                         180        384,728.36          1
    2266 MARINER DRIVE                 6.500          3,362.47         80
                                       6.250          3,362.47      483,000.00
    LONGMONT         CO   80503          2            04/20/99         00
    0431312610                           03           06/01/99          0
    73011590826                          O            05/01/14
    0


    1907317          664/G01             F          291,000.00         ZZ
                                         180        289,197.97          1
    4722 SANTORINI DRIVE               7.250          2,656.43         63
                                       7.000          2,656.43      465,000.00
1


    CYPRESS          CA   90630          2            03/30/99         00
    0431319565                           05           05/01/99          0
    0003022274                           O            04/01/14
    0


    1907343          313/G01             F          392,000.00         ZZ
                                         180        390,736.15          1
    1400 ALLGOOD ROAD                  6.750          3,468.85         69
                                       6.500          3,468.85      575,000.00
    ATHENS           GA   30606          2            04/26/99         00
    0431318674                           05           06/01/99          0
    6397889                              O            05/01/14
    0


    1907608          F18/G01             F          343,000.00         ZZ
                                         180        341,882.13          1
    3040 CEDAR RIDGE COURT             6.625          3,011.52         78
                                       6.375          3,011.52      440,000.00
    SAN JOSE         CA   95148          2            04/16/99         00
    0431315472                           05           06/01/99          0
    00697                                O            05/01/14
    0


    1907693          771/G01             F          135,000.00         ZZ
                                         180        135,000.00          1
    3 PENNSYLVANIA COURT               7.375          1,241.90         62
                                       7.125          1,241.90      218,000.00
    REXFORD          NY   12148          1            05/14/99         00
    0431333350                           05           07/01/99          0
    990326JA                             O            06/01/14
    0


    1907695          638/G01             F          280,000.00         ZZ
                                         180        279,126.17          1
    2323 OLYMPIC AVENUE                7.125          2,536.33         33
                                       6.875          2,536.33      850,000.00
    MENLO PARK       CA   94025          5            04/21/99         00
    0431316678                           05           06/01/99          0
    8862471                              O            05/01/14
    0


    1907813          Q51/G01             F           90,000.00         ZZ
                                         180         90,000.00          1
    20412 HEMMINGWAY STREET            7.500            834.31         36
    (CANOGA PARK AREA)                 7.250            834.31      256,000.00
    LOS ANGELES      CA   91306          1            05/12/99         00
    0431333947                           05           07/01/99          0
    1907813                              O            06/01/14
    0
1




    1908034          195/G01             F          520,000.00         ZZ
                                         180        520,000.00          1
    304 MALLWYD ROAD                   7.125          4,710.33         65
                                       6.875          4,710.33      800,000.00
    MERION           PA   19066          1            05/03/99         00
    0431322072                           05           07/01/99          0
    61446                                O            06/01/14
    0


    1908056          F96/G01             F          170,000.00         ZZ
                                         180        169,475.21          2
    169 BILTMORE STREET                7.250          1,551.87         68
                                       7.000          1,551.87      250,000.00
    BORO OF NORTH A  NJ   07031          1            04/30/99         00
    0431314681                           05           06/01/99          0
    9900446                              O            05/01/14
    0


    1908076          026/G01             F          500,000.00         ZZ
                                         180        498,405.30          1
    104 LOCKERBIE CT                   6.875          4,459.28         66
                                       6.625          4,459.28      760,000.00
    PINEHURST        NC   28374          5            04/28/99         00
    0431319326                           03           06/01/99          0
    200529196                            O            05/01/14
    0


    1908120          822/G01             F          600,000.00         ZZ
                                         180        598,086.37          1
    26 SEVEN OAKS CIRCLE               6.875          5,351.13         75
                                       6.625          5,351.13      800,000.00
    HOLMDEL          NJ   07733          5            04/26/99         00
    0431314178                           05           06/01/99          0
    3626020556                           O            05/01/14
    0


    1908358          638/G01             F          290,000.00         ZZ
                                         180        289,075.08          1
    1422 SPRING CREEK WAY              6.875          2,586.38         42
                                       6.625          2,586.38      700,000.00
    CHINO HILLS      CA   91709          5            04/14/99         00
    0431318146                           03           06/01/99          0
    8879165                              O            05/01/14
    0


    1908389          638/G01             F          425,000.00         ZZ
                                         180        423,644.52          1
1


    6822 SOUTH VISTA GRANDE DRIVE      6.875          3,790.38         68
                                       6.625          3,790.38      630,000.00
    SALT LAKE CITY   UT   84121          5            04/23/99         00
    0431317668                           05           06/01/99          0
    8880251                              O            05/01/14
    0


    1908493          E82/G01             F          333,000.00         ZZ
                                         180        331,960.77          1
    28600 BARBARA LANE                 7.125          3,016.42         63
                                       6.875          3,016.42      535,000.00
    GROSSE ILE TOWN  MI   48138          2            04/29/99         00
    0400198727                           05           06/01/99          0
    0400198727                           O            05/01/14
    0


    1908506          E82/G01             F          535,500.00         ZZ
                                         180        535,500.00          1
    365 LOWER FLYING POINT ROAD        6.875          4,775.88         85
                                       6.625          4,775.88      630,000.00
    FREEPORT         ME   04032          2            05/05/99         04
    0400194635                           05           07/01/99          6
    1545501                              O            06/01/14
    0


    1908543          637/G01             F          272,000.00         ZZ
                                         180        271,094.24          1
    22 FARLEY ROAD                     6.375          2,350.76         75
                                       6.125          2,350.76      365,000.00
    HOLLIS           NH   03049          5            04/26/99         00
    0431321835                           05           06/01/99          0
    0016649808                           O            05/01/14
    0


    1908551          356/G01             F          290,000.00         ZZ
                                         180        289,094.96          1
    3551 EGGERS DRIVE                  7.125          2,626.92         75
                                       6.875          2,626.92      390,000.00
    FREMONT          CA   94536          5            04/22/99         00
    0431319631                           05           06/01/99          0
    2749687                              O            05/01/14
    0


    1908553          637/G01             F          549,400.00         ZZ
                                         180        547,647.75          1
    770 HAPPY VALLEY ROAD              6.875          4,899.85         70
                                       6.625          4,899.85      785,000.00
    PLEASANTON       CA   94566          5            04/22/99         00
    0431327238                           05           06/01/99          0
1


    0018343228                           O            05/01/14
    0


    1908635          562/G01             F          339,500.00         ZZ
                                         180        339,500.00          1
    85-16 CHEVY CHASE STREET           7.125          3,075.30         70
                                       6.875          3,075.30      485,000.00
    JAMAICA ESTATES  NY   11432          1            05/06/99         00
    0431331867                           05           07/01/99          0
    597856                               O            06/01/14
    0


    1908674          026/G01             F          260,100.00         ZZ
                                         180        259,233.86          1
    6811 TIDDLE WAY                    6.375          2,247.92         85
                                       6.125          2,247.92      306,000.00
    NORTON           VA   22079          2            04/30/99         14
    0431319789                           05           06/01/99          6
    0200334565                           O            05/01/14
    0


    1908757          026/G01             F          340,000.00         ZZ
                                         180        340,000.00          1
    1078 ARBOR TRACE                   6.500          2,961.77         53
                                       6.250          2,961.77      642,000.00
    ATLANTA          GA   30319          1            05/03/99         00
    0431319243                           03           07/01/99          0
    0200020447                           O            06/01/14
    0


    1908987          550/550             F          423,000.00         ZZ
                                         180        421,588.39          1
    187 BRIDLE WAY                     6.350          3,649.99         68
                                       6.100          3,649.99      624,380.00
    PONTE VEDRA BEA  FL   32082          1            04/30/99         00
    120291377                            03           06/01/99          0
    120291377                            O            05/01/14
    0


    1909034          664/G01             F          430,000.00         ZZ
                                         180        428,658.05          1
    3875 FALLS LANDING DRIVE           7.125          3,895.08         70
                                       6.875          3,895.08      615,000.00
    ALPHARETTA       GA   30022          2            04/13/99         00
    0431321074                           03           06/01/99          0
    3084308                              O            05/01/14
    0


1


    1909127          313/G01             F          364,400.00         ZZ
                                         180        363,225.14          1
    8249 FOREST HILLS BOULEVARD        6.750          3,224.61         80
                                       6.500          3,224.61      455,500.00
    DALLAS           TX   75218          1            04/28/99         00
    0431321348                           05           06/01/99          0
    0006782742                           O            05/01/14
    0


    1909315          F44/G01             F          128,250.00         ZZ
                                         180        128,250.00          1
    290 CRAWFORD AVENUE                7.375          1,179.80         95
                                       7.125          1,179.80      135,000.00
    LANDSDOWNE       PA   19050          2            05/04/99         10
    0431320712                           05           07/01/99         25
    208706                               O            06/01/14
    0


    1909316          961/G01             F          397,000.00         ZZ
                                         180        395,733.82          1
    2718 CAMDEN PLACE                  6.875          3,540.66         71
                                       6.625          3,540.66      565,000.00
    ROWLAND HEIGHTS  CA   91748          2            04/26/99         00
    0431320977                           03           06/01/99          0
    09112302                             O            05/01/14
    0


    1909370          P60/P60             F          304,000.00         ZZ
                                         180        301,011.25          1
    4819 WHITE OAKS DRIVE              6.625          2,669.10         89
                                       6.375          2,669.10      345,000.00
    STEUBENVILLE     OH   43952          2            02/22/99         10
    1408740057                           05           04/01/99         12
    1408740057                           O            03/01/14
    0


    1909540          F27/F27             F          188,800.00         ZZ
                                         180        187,552.65          1
    121 ENGLISH CHASE LANE             6.500          1,644.66         80
                                       6.250          1,644.66      236,000.00
    WARRENTON        VA   20186          1            03/19/99         00
    6060071398                           03           05/01/99          0
    6060071398                           O            04/01/14
    0


    1909560          637/G01             F           85,000.00         ZZ
                                         180         84,740.46          1
    27467 PRESTON ROAD                 7.375            781.94         85
                                       7.125            781.94      100,000.00
1


    PUEBLO           CO   81006          2            04/26/99         01
    0431334556                           05           06/01/99         25
    0014952261                           O            05/01/14
    0


    1909614          638/G01             F          288,000.00         ZZ
                                         180        287,081.46          1
    464 WINDERMERE CIRCLE              6.875          2,568.54         64
                                       6.625          2,568.54      455,000.00
    LIVERMORE        CA   94550          2            04/16/99         00
    0431324508                           05           06/01/99          0
    08878410                             O            05/01/14
    0


    1909628          638/G01             F          109,000.00         ZZ
                                         180        108,652.36          1
    4509 PINECREST HEIGHT DRIVE        6.875            972.12         69
                                       6.625            972.12      159,000.00
    ANNANDALE        VA   22003          2            04/22/99         00
    0431324391                           09           06/01/99          0
    08872786                             O            05/01/14
    0


    1909631          638/G01             F          277,500.00         ZZ
                                         180        276,624.50          1
    2190 ADAMS STREET                  7.000          2,494.25         64
                                       6.750          2,494.25      440,000.00
    RIVERSIDE        CA   92504          5            04/19/99         00
    0431324367                           05           06/01/99          0
    08877929                             O            05/01/14
    0


    1909635          638/G01             F          265,000.00         ZZ
                                         180        265,000.00          1
    5887 WEST DEL LAGO CIRCLE          6.875          2,363.41         68
                                       6.625          2,363.41      390,000.00
    GLENDALE         AZ   85308          1            04/27/99         00
    0431324383                           03           07/01/99          0
    08873227                             O            06/01/14
    0


    1909649          638/G01             F          100,000.00         ZZ
                                         180         99,681.07          1
    11619 HUMBER DRIVE                 6.875            891.85         61
                                       6.625            891.85      165,000.00
    MIRA LOMA        CA   91752          2            04/20/99         00
    0431323914                           05           06/01/99          0
    08870547                             O            05/01/14
    0
1




    1909665          926/926             F          615,494.67         ZZ
                                         170        611,228.16          1
    7 COUNTRY CLUB DRIVE               7.000          5,717.44         80
                                       6.750          5,717.44      775,000.00
    SAVANNAH         GA   31410          1            04/01/99         00
    161311216                            05           05/01/99          0
    161311216                            O            06/01/13
    0


    1909782          N28/G01             F           80,000.00         G
                                         180         80,000.00          1
    11720 SE MARKET DRIVE              6.625            702.40         37
                                       6.375            702.40      217,000.00
    CLACKAMAS        OR   97015          1            05/06/99         00
    0431324227                           05           07/01/99          0
    0353381                              O            06/01/14
    0


    1909886          609/609             F          320,000.00         ZZ
                                         180        318,990.42          1
    2227 COVE DRIVE                    7.000          2,876.25         55
                                       6.750          2,876.25      590,000.00
    TRAVERSE CITY    MI   49684          5            04/21/99         00
    165878                               05           06/01/99          0
    165878                               O            05/01/14
    0


    1909887          609/609             F          396,000.00         ZZ
                                         180        396,000.00          1
    12143 EAST INDIAN BEACH ROAD       7.000          3,559.36         54
                                       6.750          3,559.36      735,000.00
    NORTHPORT        MI   49670          2            05/07/99         00
    165597                               05           07/01/99          0
    165597                               O            06/01/14
    0


    1910122          356/G01             F          403,000.00         ZZ
                                         180        401,742.31          1
    2571 HIGHLAND HILLS DRIVE          7.125          3,650.50         46
                                       6.875          3,650.50      890,000.00
    EL DORADO HILLS  CA   95762          5            04/19/99         00
    0431323393                           05           06/01/99          0
    2754703                              O            05/01/14
    0


    1910193          814/G01             F          262,000.00         ZZ
                                         180        262,000.00          1
1


    5207 EDGEWARE DRIVE                7.000          2,354.94         72
                                       6.750          2,354.94      365,000.00
    CALABASAS        CA   91301          2            05/07/99         00
    0431328228                           05           07/01/99          0
    0001136431                           O            06/01/14
    0


    1910195          H22/G01             F          125,000.00         ZZ
                                         180        125,000.00          1
    3 ROSE STREET                      6.625          1,097.49         54
                                       6.375          1,097.49      234,000.00
    PLAINVIEW        NY   11803          2            05/07/99         00
    0431325984                           05           07/01/99          0
    9904020                              O            06/01/14
    0


    1910203          B57/G01             F          164,500.00         ZZ
                                         180        164,500.00          1
    1131 ALTA LOMA ROAD                7.000          1,478.58         70
    510                                6.750          1,478.58      235,000.00
    WEST HOLLYWOOD   CA   90069          1            05/04/99         00
    0431323823                           05           07/01/99          0
    9911421                              O            06/01/14
    0


    1910357          077/077             F          375,000.00         ZZ
                                         180        373,790.97          1
    53832 CRYSTAL CREEK LN             6.750          3,318.41         75
                                       6.500          3,318.41      500,000.00
    ELKHART          IN   46514          5            04/29/99         00
    441022                               05           06/01/99          0
    441022                               O            05/01/14
    0


    1910366          664/G01             F          115,000.00         ZZ
                                         180        114,633.21          1
    6005 MERIWETHER LANE               6.875          1,025.64         54
                                       6.625          1,025.64      215,000.00
    SPRINGFIELD      VA   22150          1            04/29/99         00
    0431329028                           05           06/01/99          0
    6005VN19                             O            05/01/14
    0


    1910369          253/253             F          650,000.00         ZZ
                                         180        650,000.00          1
    5 WILDERNESS GATE                  6.750          5,751.92         61
                                       6.500          5,751.92    1,075,000.00
    SANTA FE         NM   87501          1            05/03/99         00
    935587                               05           07/01/99          0
1


    935587                               O            06/01/14
    0


    1910441          638/G01             F          310,000.00         ZZ
                                         180        309,043.05          1
    3020 CASTLE HEIGHTS AVENUE         7.250          2,829.87         57
                                       7.000          2,829.87      550,000.00
    LOS ANGELES      CA   90034          5            04/21/99         00
    0431327188                           05           06/01/99          0
    08878393                             O            05/01/14
    0


    1910466          J49/G01             F          145,000.00         ZZ
                                         180        145,000.00          1
    620 KNOWELL PLACE                  6.750          1,283.12         77
                                       6.500          1,283.12      190,000.00
    COST MESA        CA   92627          2            05/21/99         00
    0431343573                           05           07/01/99          0
    0357239                              O            06/01/14
    0


    1910552          638/G01             F          140,000.00         ZZ
                                         180        139,572.53          1
    1743 WEST RIVER LANE               7.375          1,287.89         67
                                       7.125          1,287.89      210,000.00
    SANTA ANA        CA   92706          2            04/26/99         00
    0431329861                           05           06/01/99          0
    8872180                              O            05/01/14
    0


    1910710          638/G01             F          296,000.00         ZZ
                                         180        295,055.94          1
    800 HOPP HOLLOW DRIVE              6.875          2,639.89         80
                                       6.625          2,639.89      370,000.00
    ALTON            IL   62002          1            04/30/99         00
    0431331859                           03           06/01/99          0
    8878990                              O            05/01/14
    0


    1910737          562/562             F          146,500.00         ZZ
                                         120        145,676.64          1
    2117 GREENWOOD STREET              7.500          1,738.99         54
                                       7.250          1,738.99      275,000.00
    YORKTOWN HEIGHT  NY   10598          5            04/30/99         00
    598268                               05           06/01/99          0
    598268                               O            05/01/09
    0


1


    1910742          562/562             F           40,000.00         T
                                         180         40,000.00          1
    180 SE 20TH AVENUE  UNIT 203       7.375            367.97         34
                                       7.125            367.97      121,000.00
    DEERFIELD BEACH  FL   33441          2            05/05/99         00
    592824                               01           07/01/99          0
    592824                               O            06/01/14
    0


    1910836          R35/G01             F          300,000.00         ZZ
                                         180        299,032.77          1
    9000 AVIS COURT                    6.750          2,654.73         74
                                       6.500          2,654.73      406,000.00
    VIENNA           VA   22182          2            04/16/99         00
    0431349794                           05           06/01/99          0
    6116693                              O            05/01/14
    0


    1910839          R35/G01             F          353,500.00         ZZ
                                         180        352,372.55          1
    13 HAWTHORNE ROAD                  6.875          3,152.71         70
                                       6.625          3,152.71      505,000.00
    BARRINGTON HILL  IL   60010          5            04/30/99         00
    0431348978                           05           06/01/99          0
    6123624                              O            05/01/14
    0


    1911118          026/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
    341 GOVERNERS DRIVE                6.750          3,097.19         45
                                       6.500          3,097.19      795,000.00
    KIAWAH ISLAND    SC   29455          1            05/12/99         00
    0431333509                           03           07/01/99          0
    0200422367                           O            06/01/14
    0


    1911129          356/G01             F          325,000.00         ZZ
                                         180        325,000.00          1
    120 BLACKSTONE DRIVE               7.000          2,921.20         64
                                       6.750          2,921.20      515,000.00
    DANVILLE         CA   94506          5            04/30/99         00
    0431326909                           03           07/01/99          0
    2763860                              O            06/01/14
    0


    1911191          069/G01             F          330,700.00         ZZ
                                         180        329,622.21          1
    2040 SOUTH SANDERS COURT           6.625          2,903.53         80
                                       6.375          2,903.53      413,427.00
1


    LA HABRA         CA   90631          1            04/21/99         00
    0431335173                           03           06/01/99          0
    226303594                            O            05/01/14
    0


    1911196          069/G01             F          300,000.00         ZZ
                                         180        299,032.77          1
    2001 SOUTH SANDERS COURT           6.750          2,654.73         61
                                       6.500          2,654.73      499,900.00
    LA HABRA         CA   90631          1            04/21/99         00
    0431335157                           03           06/01/99          0
    226303597                            O            05/01/14
    0


    1911281          638/G01             F          130,000.00         ZZ
                                         180        130,000.00          1
    1356 MOUND STREET                  6.750          1,150.38         37
                                       6.500          1,150.38      360,000.00
    ALAMEDA          CA   94501          1            04/29/99         00
    0431331289                           03           07/01/99          0
    8883425                              O            06/01/14
    0


    1911282          830/G01             F          309,000.00         ZZ
                                         180        308,025.12          1
    4000 GRANITE CREEK ROAD            7.000          2,777.38         53
                                       6.750          2,777.38      585,000.00
    SCOTTS VALLEY    CA   95066          2            05/06/99         00
    0431330091                           05           06/01/99          0
    542592                               O            05/01/14
    0


    1911300          E85/G01             F          303,750.00         ZZ
                                         180        303,750.00          1
    26 MONTFORD AVENUE                 6.875          2,709.01         75
                                       6.625          2,709.01      405,000.00
    MILL VALLEY      CA   94941          1            05/04/99         00
    0431339761                           05           07/01/99          0
    9605207                              O            06/01/14
    0


    1911396          462/G01             F           34,900.00         ZZ
                                         180         34,676.74          1
    9123 KIRKLEIGH LANE                6.875            311.26         47
                                       6.625            311.26       74,900.00
    SPRING           TX   77379          1            03/23/99         00
    0431334291                           03           05/01/99          0
    0006728109                           O            04/01/14
    0
1




    1911411          462/G01             F          287,750.00         ZZ
                                         180        286,812.19          1
    1489 TURQUOISE DRIVE               6.625          2,526.43         75
                                       6.375          2,526.43      383,690.00
    CARLSBAD         CA   92009          1            04/08/99         00
    0431334283                           03           06/01/99          0
    0006700405                           O            05/01/14
    0


    1911413          462/G01             F          130,000.00         ZZ
                                         180        129,159.36          1
    1538 ADAMS WALK COURT              6.750          1,150.39         51
                                       6.500          1,150.39      257,049.00
    HOUSTON          TX   77077          1            03/29/99         00
    0431334267                           03           05/01/99          0
    0006628903                           O            04/01/14
    0


    1911416          462/G01             F          130,000.00         ZZ
                                         180        129,598.69          1
    10997 NW 58 TERRACE                7.250          1,186.73         54
                                       7.000          1,186.73      245,000.00
    MIAMI            FL   33178          5            04/23/99         00
    0431334309                           03           06/01/99          0
    0006862403                           O            05/01/14
    0


    1911488          R35/G01             F          385,000.00         ZZ
                                         180        385,000.00          1
    1861 N LORIMOOR DRIVE              6.875          3,433.64         67
                                       6.625          3,433.64      575,000.00
    LAKE GENEVA      WI   53147          5            04/29/99         00
    0431337765                           05           07/01/99          0
    6125140                              O            06/01/14
    0


    1911493          R35/G01             F          385,000.00         ZZ
                                         180        383,465.63          1
    5738 N SHORE DRIVE                 6.750          3,406.90         65
                                       6.500          3,406.90      600,000.00
    WHITEFISH BAY    WI   53217          2            04/09/99         00
    0431337773                           05           06/01/99          0
    6115414                              O            05/01/14
    0


    1911616          638/G01             F          170,950.00         ZZ
                                         180        170,433.71          1
1


    9320 VISTA CIRCLE                  7.500          1,584.73         71
                                       7.250          1,584.73      242,000.00
    IRVING           TX   75063          2            04/27/99         00
    0431333061                           05           06/01/99          0
    08875632                             O            05/01/14
    0


    1911627          638/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
    4108 ROSEBUD COURT                 7.250          3,651.45         75
                                       7.000          3,651.45      535,000.00
    DALWORTHINGTON   TX   76016          2            05/03/99         00
    0431330489                           03           07/01/99          0
    08882367                             O            06/01/14
    0


    1911685          E23/G01             F          301,600.00         ZZ
                                         180        301,600.00          1
    9621 NW HENRY COURT                6.625          2,648.03         80
                                       6.375          2,648.03      377,000.00
    PORTLAND         OR   97229          1            05/11/99         00
    0431330216                           05           07/01/99          0
    80100067                             O            06/01/14
    0


    1911686          664/G01             F          310,000.00         ZZ
                                         180        310,000.00          1
    18906 BOGART CIRCLE                6.750          2,743.22         65
                                       6.500          2,743.22      480,000.00
    CERRITOS         CA   90703          2            05/01/99         00
    0431336510                           05           07/01/99          0
    000                                  O            06/01/14
    0


    1911739          P06/G01             F          171,000.00         ZZ
                                         180        170,466.34          1
    3828 WICHITA WAY                   7.125          1,548.97         95
                                       6.875          1,548.97      180,000.00
    MODESTO          CA   95357          2            04/23/99         04
    0431335686                           05           06/01/99         30
    9900421                              O            05/01/14
    0


    1911743          P06/G01             F          107,350.00         ZZ
                                         180        107,022.22          1
    2243 DELAWARE AVENUE               7.375            987.54         95
                                       7.125            987.54      113,000.00
    STOCKTON         CA   92504          2            04/20/99         04
    0431337161                           05           06/01/99         30
1


    9900507                              O            05/01/14
    0


    1911759          R35/G01             F          281,250.00         ZZ
                                         180        276,701.85          1
    926 SOUTH WIEKER ROAD              7.250          2,567.43         75
                                       7.000          2,567.43      375,000.00
    SEVERN           MD   21144          5            02/17/99         00
    0431349307                           05           04/01/99          0
    6100986                              O            03/01/14
    0


    1911993          E82/G01             F          214,700.00         ZZ
                                         180        214,700.00          1
    9312 GRAY AVENUE                   7.125          1,944.82         75
                                       6.875          1,944.82      290,000.00
    UNIONVILLE       IN   47468          2            05/14/99         00
    0400201596                           05           07/01/99          0
    1564716                              O            06/01/14
    0


    1911997          E82/G01             F          211,700.00         ZZ
                                         180        211,700.00          2
    254 WEST 11TH STREET               7.000          1,902.82         77
                                       6.750          1,902.82      275,000.00
    CLAREMONT        CA   91711          2            05/13/99         00
    0400202073                           05           07/01/99          0
    1597001                              O            06/01/14
    0


    1912096          E84/G01             F          144,000.00         ZZ
                                         180        144,000.00          1
    2104 NORTH 188TH STREET            7.000          1,294.31         66
                                       6.750          1,294.31      221,000.00
    SHORELINE        WA   98133          2            05/04/99         00
    0431337666                           05           07/01/99          0
    61200265                             O            06/01/14
    0


    1912140          E48/E48             F          520,000.00         ZZ
                                         180        518,305.26          1
    3785 KINGS ROAD                    6.625          4,565.57         72
                                       6.375          4,565.57      730,000.00
    CHATTANOOGA      TN   37416          2            04/23/99         00
    98C08002                             05           06/01/99          0
    98C08002                             O            05/01/14
    0


1


    1912156          026/G01             F          391,500.00         ZZ
                                         180        391,500.00          1
    6506 HOURSEMAN TRAIL               6.625          3,437.35         90
                                       6.375          3,437.35      435,000.00
    SUMMERFIELD      NC   27358          1            05/13/99         12
    0431333400                           03           07/01/99         25
    0200476106                           O            06/01/14
    0


    1912184          638/G01             F          311,000.00         ZZ
                                         180        311,000.00          1
    7 ACROPOLIS CIRCLE                 7.000          2,795.36         75
                                       6.750          2,795.36      415,000.00
    ANDOVER          MA   01810          5            05/07/99         00
    0431332774                           05           07/01/99          0
    8871038                              O            06/01/14
    0


    1912208          P60/P60             F          304,000.00         ZZ
                                         180        304,000.00          1
    4603 FAIRWAY DR                    7.125          2,753.73         95
                                       6.875          2,753.73      320,000.00
    STEUBENVILLE     OH   43952          1            05/10/99         10
    000                                  05           07/01/99         25
    000                                  O            06/01/14
    0


    1912221          638/G01             F          128,000.00         ZZ
                                         180        128,000.00          1
    7045 WATERVIEW WAY                 7.125          1,159.46         69
                                       6.875          1,159.46      188,000.00
    SACRAMENTO       CA   95831          1            05/10/99         00
    0431333327                           05           07/01/99          0
    8885761                              O            06/01/14
    0


    1912228          638/G01             F          188,500.00         ZZ
                                         180        188,500.00          1
    1195 VALLEY VIEW AVENUE            6.875          1,681.15         61
                                       6.625          1,681.15      311,000.00
    PASADENA         CA   91107          2            05/06/99         00
    0431333681                           05           07/01/99          0
    8881305                              O            06/01/14
    0


    1912253          638/G01             F          260,000.00         ZZ
                                         120        258,497.85          1
    1551 45TH AVENUE                   7.000          3,018.82         80
                                       6.750          3,018.82      325,000.00
1


    SAN FRANCISCO    CA   94122          2            04/23/99         00
    0431331206                           07           06/01/99          0
    08878933                             O            05/01/09
    0


    1912310          961/G01             F          270,000.00         ZZ
                                         180        269,138.87          1
    1576 FALLING STAR LANE             6.875          2,408.01         74
                                       6.625          2,408.01      365,000.00
    CHINO HILLS      CA   91709          2            04/22/99         00
    0431335272                           05           06/01/99          0
    09112321                             O            05/01/14
    0


    1912382          026/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
    2630 HIGH STREET                   6.500          3,919.99         69
                                       6.250          3,919.99      660,000.00
    CONYERS          GA   30094          1            05/17/99         00
    0431338045                           03           07/01/99          0
    0008413941                           O            06/01/14
    0


    1912441          F18/G01             F          277,000.00         ZZ
                                         180        277,000.00          1
    9 WANDEL DRIVE                     6.875          2,470.44         68
                                       6.625          2,470.44      410,000.00
    MORAGA           CA   94556          2            05/03/99         00
    0431334754                           05           07/01/99          0
    00737                                O            06/01/14
    0


    1912473          A35/A35             F          320,000.00         ZZ
                                         180        320,000.00          1
    20 EAST HIGH ROAD                  6.875          2,853.94         80
                                       6.625          2,853.94      400,000.00
    PORT WASHINGTON  NY   11050          1            05/11/99         00
    9204                                 05           07/01/99          0
    9204                                 O            06/01/14
    0


    1912586          638/G01             F          146,500.00         ZZ
                                         180        146,500.00          1
    8443 LYNDALE ROAD                  6.875          1,306.57         93
                                       6.625          1,306.57      158,000.00
    PASADENA         MD   21122          2            05/11/99         04
    0431336072                           05           07/01/99         30
    8886262                              O            06/01/14
    0
1




    1912624          026/G01             F          304,831.00         ZZ
                                         180        304,831.00          1
    320 LEWIS ROAD                     6.750          2,697.48         80
                                       6.500          2,697.48      381,039.00
    CHESNEE          SC   29323          4            05/18/99         00
    0431333392                           05           07/01/99          0
    200507338                            O            06/01/14
    0


    1912696          638/G01             F          304,700.00         ZZ
                                         180        304,700.00          1
    3 KENMORE ROAD                     6.875          2,717.48         60
                                       6.625          2,717.48      515,000.00
    BLOOMFIELD       CT   06002          2            05/05/99         00
    0431334697                           05           07/01/99          0
    08883039                             O            06/01/14
    0


    1912715          830/G01             F          325,000.00         ZZ
                                         180        325,000.00          1
    5530 BOGEY DRIVE                   7.000          2,921.19         71
                                       6.750          2,921.19      460,000.00
    SOQUEL           CA   95073          5            05/14/99         00
    0431334994                           05           07/01/99          0
    543398                               O            06/01/14
    0


    1912857          E82/G01             F          108,000.00         ZZ
                                         180        108,000.00          1
    10 TROON DRIVE                     7.250            985.89         80
                                       7.000            985.89      135,000.00
    TROPHY CLUB      TX   76262          2            05/20/99         00
    0400200796                           03           07/01/99          0
    0400200796                           O            06/01/14
    0


    1912879          168/168             F          549,600.00         ZZ
                                         180        545,890.57          1
    330 AMBASSADOR DRIVE               6.250          4,712.40         80
                                       6.000          4,712.40      687,000.00
    BRIGHTON         NY   14610          1            03/31/99         00
    0989918947                           05           05/01/99          0
    0989918947                           O            04/01/14
    0


    1912885          E82/G01             F          263,000.00         ZZ
                                         180        263,000.00          1
1


    3005 FRANKLINS CHANCE DRIVE        6.875          2,345.58         65
                                       6.625          2,345.58      410,000.00
    FALLSTON         MD   21047          2            05/19/99         00
    0400201141                           05           07/01/99          0
    1592110                              O            06/01/14
    0


    1912890          E82/G01             F          281,000.00         ZZ
                                         180        281,000.00          1
    1 TIDEWATER DRIVE                  7.000          2,525.71         61
                                       6.750          2,525.71      465,000.00
    SEAFORD          DE   19973          2            05/19/99         00
    0400199675                           05           07/01/99          0
    1554746                              O            06/01/14
    0


    1912964          E82/G01             F          211,000.00         ZZ
                                         180        211,000.00          1
    2615 RIDGEWAY                      7.250          1,926.14         71
                                       7.000          1,926.14      300,000.00
    ARDMORE          OK   73401          2            05/21/99         00
    0400203113                           05           07/01/99          0
    1596971                              O            06/01/14
    0


    1912969          356/G01             F          255,000.00         ZZ
                                         180        255,000.00          1
    11924 BLOOMINGTON WAY              7.000          2,292.02         60
                                       6.750          2,292.02      425,000.00
    DUBLIN           CA   94568          5            05/14/99         00
    0431335439                           05           07/01/99          0
    2768224                              O            06/01/14
    0


    1912976          356/G01             F          276,000.00         ZZ
                                         180        276,000.00          1
    3056 DANTE COURT                   7.000          2,480.77         70
                                       6.750          2,480.77      395,000.00
    SAN JOSE         CA   95135          2            05/04/99         00
    0431335504                           05           07/01/99          0
    2751923                              O            06/01/14
    0


    1912981          G32/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    831 SEERS DRIVE                    7.250          2,738.59         62
                                       7.000          2,738.59      487,345.00
    SCHAUMBURG       IL   60173          1            05/21/99         00
    0431335587                           03           07/01/99          0
1


    1005646                              O            06/01/14
    0


    1913024          638/G01             F          313,500.00         ZZ
                                         180        313,500.00          1
    1769 WE GO TRAIL                   7.125          2,839.78         75
                                       6.875          2,839.78      420,000.00
    DEERFIELD        IL   60015          2            05/11/99         00
    0431336973                           05           07/01/99          0
    NP                                   O            06/01/14
    0


    1913031          638/G01             F          198,000.00         ZZ
                                         180        198,000.00          1
    7024 NORTH 3RD STREET              7.250          1,807.47         53
                                       7.000          1,807.47      375,000.00
    PHOENIX          AZ   85020          1            05/13/99         00
    0431336940                           03           07/01/99          0
    99345                                O            06/01/14
    0


    1913039          E82/G01             F          420,500.00         ZZ
                                         180        420,500.00          1
    13751 BELLE RIVE                   6.875          3,750.25         72
                                       6.625          3,750.25      590,000.00
    SANTA ANA (AREA  CA   92705          2            05/20/99         00
    0400207908                           03           07/01/99          0
    1543929                              O            06/01/14
    0


    1913190          E82/G01             F          285,000.00         ZZ
                                         180        285,000.00          1
    122 FERINO WAY                     7.000          2,561.66         70
                                       6.750          2,561.66      410,000.00
    FREMONT          CA   94538          5            05/20/99         00
    0400205522                           05           07/01/99          0
    0400205522                           O            06/01/14
    0


    1913262          J95/J95             F          318,000.00         ZZ
                                         180        316,974.73          1
    2 STONEY MEADOW COURT              6.750          2,814.02         76
                                       6.500          2,814.02      420,000.00
    LUTHERVILLE      MD   21093          2            04/23/99         00
    0009783416                           03           06/01/99          0
    0009783416                           O            05/01/14
    0


1


    1913272          637/G01             F          355,000.00         ZZ
                                         180        355,000.00          1
    6455 COUNTRYWOODS LANE             6.875          3,166.09         69
                                       6.625          3,166.09      515,000.00
    GRANITE WAY      CA   95746          2            05/06/99         00
    0431340330                           03           07/01/99          0
    0016890121                           O            06/01/14
    0


    1913273          J95/J95             F          441,800.00         ZZ
                                         180        440,375.59          1
    4000 SPRING BLVD                   6.750          3,909.54         71
                                       6.500          3,909.54      625,000.00
    EUGENE           OR   97405          2            04/26/99         00
    0016723041                           05           06/01/99          0
    0016723041                           O            05/01/14
    0


    1913297          J95/J95             F          335,000.00         ZZ
                                         180        332,931.55          1
    10715 FOURNIER DRIVE               6.875          2,987.72         63
                                       6.625          2,987.72      540,000.00
    FAIRFAX STATION  VA   22039          5            04/28/99         00
    0016780645                           05           06/01/99          0
    0016780645                           O            05/01/14
    0


    1913303          J95/J95             F          331,900.00         ZZ
                                         180        330,864.21          1
    10361 EAST PRENTICE PLACE          7.125          3,006.45         68
                                       6.875          3,006.45      490,000.00
    ENGLEWOOD        CO   80111          2            04/16/99         00
    0016732505                           03           06/01/99          0
    0016732505                           O            05/01/14
    0


    1913317          J95/J95             F          465,000.00         ZZ
                                         180        463,516.94          1
    6007 HICKORY VALLEY RD             6.875          4,147.12         77
                                       6.625          4,147.12      605,000.00
    NASHVILLE        TN   37205          2            04/23/99         00
    0015165608                           05           06/01/99          0
    0015165608                           O            05/01/14
    0


    1913370          E66/E66             F          300,000.00         ZZ
                                         180        299,032.77          1
    5809 WILDROSE DRIVE                6.750          2,654.73         79
                                       6.500          2,654.73      379,900.00
1


    GREENSBORO       NC   27410          1            04/22/99         00
    600491819                            03           06/01/99          0
    600491819                            O            05/01/14
    0


    1913398          638/G01             F          352,400.00         ZZ
                                         180        352,400.00          1
    19650 SUPERIOR STREET              6.875          3,142.89         75
                                       6.625          3,142.89      469,900.00
    NORTHRIDGE AREA  CA   91324          1            05/04/99         00
    0431338227                           05           07/01/99          0
    8883739                              O            06/01/14
    0


    1913813          638/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
    3 NORTH BUCK RIDGE DRIVE           7.375          5,979.50         75
                                       7.125          5,979.50      875,000.00
    GREENVILLE       DE   19807          5            05/11/99         00
    0431340157                           05           07/01/99          0
    8883583                              O            06/01/14
    0


    1913891          026/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
    4 DAVIS BAY                        6.500          3,919.99         63
                                       6.250          3,919.99      725,000.00
    BEAUFORT         NC   28516          2            05/19/99         00
    0431342419                           05           07/01/99          0
    0200378112                           O            06/01/14
    0


    1913893          J95/J95             F          518,500.00         ZZ
                                         180        516,810.15          1
    128 FLIGHT DRIVE                   6.625          4,552.40         75
                                       6.375          4,552.40      700,000.00
    DUCK             NC   27949          5            04/26/99         00
    0009783119                           03           06/01/99          0
    0009783119                           O            05/01/14
    0


    1914156          975/G01             F          179,000.00         ZZ
                                         180        179,000.00          1
    2631 INDEPENDENCE CIRCLE           6.875          1,596.42         72
                                       6.625          1,596.42      249,000.00
    CORONA           CA   91720          1            05/14/99         00
    0431344787                           05           07/01/99          0
    991533                               O            06/01/14
    0
1




    1914169          443/G01             F          500,000.00         ZZ
                                         180        500,000.00          1
    28649 SHIRE OAKS DR                6.625          4,389.97         67
                                       6.375          4,389.97      750,000.00
    RANCHO PALOS VE  CA   90275          2            05/05/99         00
    0431344597                           05           07/01/99          0
    50000081                             O            06/01/14
    0


    1914175          367/367             F          320,000.00         ZZ
                                         180        320,000.00          1
    2028 UPPER LAKES DRIVE             6.875          2,853.93         68
                                       6.625          2,853.93      475,000.00
    RESTON           VA   20191          1            05/14/99         00
    9921842                              03           07/01/99          0
    9921842                              O            06/01/14
    0


    1914374          637/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    739 SNYDER AVENUE                  6.625          2,633.99         66
                                       6.375          2,633.99      455,000.00
    AROMAS           CA   95004          2            05/06/99         00
    0431354745                           05           07/01/99          0
    0015234826                           O            06/01/14
    0


    1914448          808/G01             F          219,450.00         ZZ
                                         180        218,772.56          1
    26546 STRAFFORD                    7.250          2,003.28         69
                                       7.000          2,003.28      320,000.00
    MISSION VIEJO    CA   92692          2            04/27/99         00
    0431342906                           05           06/01/99          0
    9310452                              O            05/01/14
    0


    1914524          J95/J95             F          560,000.00         ZZ
                                         180        461,280.70          1
    2225 SPYGLASS HILL                 6.875          4,994.39         73
                                       6.625          4,994.39      770,000.00
    CENTER VALLEY    PA   18034          2            02/21/98         00
    0009261447                           05           04/01/98          0
    0009261447                           O            03/01/13
    0


    1914614          J95/J95             F          286,000.00         ZZ
                                         180        286,000.00          1
1


    62 MOORE ROAD                      6.875          2,550.71         71
                                       6.625          2,550.71      408,000.00
    WAYLAND          MA   01778          2            04/30/99         00
    0016736878                           05           07/01/99          0
    0016736878                           O            06/01/14
    0


    1914618          J95/J95             F          267,000.00         ZZ
                                         180        266,166.74          1
    209 ETHAN DRIVE                    7.125          2,418.57         76
                                       6.875          2,418.57      355,000.00
    WINDSOR          CT   06095          2            04/27/99         00
    0016746893                           05           06/01/99          0
    0016746893                           O            05/01/14
    0


    1914927          J95/J95             F          544,000.00         ZZ
                                         180        542,188.47          1
    52 JUDGES HILL DRIVE               6.375          4,701.53         63
                                       6.125          4,701.53      865,000.00
    NORWELL          MA   02061          2            04/29/99         00
    0016702839                           05           06/01/99          0
    0016702839                           O            05/01/14
    0


    1914929          J95/J95             F          275,000.00         ZZ
                                         180        273,202.55          1
    10976 FOREST LANE COVE             6.625          2,414.48         68
                                       6.375          2,414.48      410,000.00
    EADS             TN   38028          1            03/29/99         00
    0014177752                           05           05/01/99          0
    0014177752                           O            04/01/14
    0


    1914949          J95/J95             F          365,000.00         ZZ
                                         180        365,000.00          1
    8606 MARBURG MANOR DRIVE           7.000          3,280.73         75
                                       6.750          3,280.73      490,000.00
    LUTHERVILLE      MD   21093          2            05/17/99         00
    0016773335                           05           07/01/99          0
    0016773335                           O            06/01/14
    0


    1914954          J95/J95             F          354,000.00         ZZ
                                         180        352,870.97          1
    2270 SUBTROPIC DRIVE               6.875          3,157.16         79
                                       6.625          3,157.16      450,000.00
    LA HABRA HEIGHT  CA   90631          2            04/27/99         00
    0014431738                           05           06/01/99          0
1


    0014431738                           O            05/01/14
    0


    1915534          026/G01             F          439,000.00         ZZ
                                         180        439,000.00          1
    150 WINDLAKE COVE                  6.500          3,824.17         77
                                       6.250          3,824.17      575,623.00
    ALPHARETTA       GA   30022          1            05/28/99         00
    0431349182                           03           07/01/99          0
    0200535641                           O            06/01/14
    0


    1915786          822/G01             F          470,000.00         ZZ
                                         180        470,000.00          1
    702 COMMONWEALTH DRIVE             7.125          4,257.41         73
                                       6.875          4,257.41      650,000.00
    MOORESTOWN       NJ   08057          2            05/24/99         00
    0431345495                           05           07/01/99          0
    3606007573                           O            06/01/14
    0


    1916259          560/560             F          417,500.00         ZZ
                                         180        416,131.63          1
    284 HEATH'S BRIDGE ROAD            7.000          3,752.61         66
                                       6.750          3,752.61      640,000.00
    CONCORD          MA   01742          2            04/26/99         00
    120111505                            05           06/01/99          0
    120111505                            O            05/01/14
    0


    1916499          560/560             F          303,750.00         ZZ
                                         180        303,750.00          1
    12634 LAKEVIEW DRIVE               7.500          2,815.81         77
                                       7.250          2,815.81      397,000.00
    ORLAND PARK      IL   60462          2            05/07/99         00
    120578406                            05           07/01/99          0
    120578406                            O            06/01/14
    0


    1916504          560/560             F          272,750.00         ZZ
                                         180        272,750.00          1
    745 SLOAT ROAD                     6.875          2,432.54         65
                                       6.625          2,432.54      420,000.00
    SAN FRANCISCO    CA   94132          2            05/06/99         00
    120683800                            05           07/01/99          0
    120683800                            O            06/01/14
    0


1


    1916518          560/560             F          291,000.00         ZZ
                                         180        291,000.00          1
    100 LONG FELLOW ROAD               8.000          2,780.95         65
                                       7.750          2,780.95      450,000.00
    JAMESTOWN        RI   02835          2            05/03/99         00
    121393607                            05           07/01/99          0
    121393607                            O            06/01/14
    0


    1916524          560/560             F          533,500.00         ZZ
                                         180        523,252.56          1
    387 SANTA INEZ WAY                 7.000          4,795.25         77
                                       6.750          4,795.25      700,000.00
    LA CANADA FLINT  CA   91011          2            11/12/98         00
    128514700                            05           01/01/99          0
    128514700                            O            12/01/13
    0


    1916527          560/560             F          255,000.00         ZZ
                                         180        252,187.92          1
    177 SEACLIFF DRIVE                 6.750          2,256.52         71
                                       6.500          2,256.52      360,000.00
    SHELL BEACH      CA   93449          2            02/11/99         00
    129021705                            05           04/01/99          0
    129021705                            O            03/01/14
    0


    1916531          560/560             F          269,100.00         ZZ
                                         180        267,240.54          1
    4270 STERN AVENUE                  6.750          2,381.30         69
    SHERMAN OAKS AREA                  6.500          2,381.30      390,000.00
    LOS ANGELES      CA   91423          2            03/19/99         00
    129190203                            05           05/01/99          0
    129190203                            O            04/01/14
    0


    1916534          560/560             F          330,000.00         ZZ
                                         180        327,866.10          1
    1708 3RD AVENUE SOUTH              6.750          2,920.21         75
                                       6.500          2,920.21      440,000.00
    SEATTLE          WA   98109          5            03/19/99         00
    129219309                            05           05/01/99          0
    129219309                            O            04/01/14
    0


    1916536          560/560             F          344,250.00         ZZ
                                         180        335,838.56          1
    4605 MAPLE CREEK                   6.000          2,904.98         75
                                       5.750          2,904.98      459,000.00
1


    WEST BLOOMFIELD  MI   48322          1            10/15/98         00
    161263108                            01           12/01/98          0
    161263108                            O            11/01/13
    0


    1916547          560/560             F          428,550.00         ZZ
                                         180        421,413.97          1
    13940 VIA DE JAMUL                 6.500          3,733.14         62
                                       6.250          3,733.14      700,000.00
    JAMUL            CA   91935          2            12/17/98         00
    162946800                            05           02/01/99          0
    162946800                            O            01/01/14
    0


    1916553          560/560             F          290,000.00         ZZ
                                         180        289,065.01          1
    24 TRELLA TERRACE                  6.750          2,566.24         73
                                       6.500          2,566.24      400,000.00
    CLIFTON          NJ   07013          2            04/07/99         00
    164744807                            05           06/01/99          0
    164744807                            O            05/01/14
    0


    1916642          560/560             F          330,000.00         ZZ
                                         180        328,981.30          1
    20 DUTCHESS DRIVE                  7.250          3,012.45         69
                                       7.000          3,012.45      485,000.00
    ORANGEBURG       NY   10962          5            04/20/99         00
    167223403                            05           06/01/99          0
    167223403                            O            05/01/14
    0


    1916646          560/560             F          272,000.00         ZZ
                                         180        270,315.61          1
    32 SAPPHIRE DRIVE                  7.250          2,482.99         64
                                       7.000          2,482.99      430,000.00
    LAWRENCEVILLE    NJ   08648          2            03/15/99         00
    167274703                            05           05/01/99          0
    167274703                            O            04/01/14
    0


    1916650          560/560             F          500,000.00         ZZ
                                         180        496,625.33          1
    6125 EL POMAR DRIVE                6.250          4,287.12         69
                                       6.000          4,287.12      726,800.00
    TEMPLETON        CA   93465          1            03/12/99         00
    167383405                            05           05/01/99          0
    167383405                            O            04/01/14
    0
1




    1916655          560/560             F          395,000.00         ZZ
                                         180        391,236.25          1
    440 HIGH DRIVE                     7.000          3,550.38         72
                                       6.750          3,550.38      555,000.00
    LAGUNA BEACH     CA   92651          5            02/22/99         00
    167837202                            05           04/01/99          0
    167837202                            O            03/01/14
    0


    1916659          560/560             F          174,500.00         ZZ
                                         180        173,817.92          1
    3819 CHIPPENHAM DRIVE              7.000          1,568.46         63
                                       6.750          1,568.46      280,000.00
    MECHANICSBURG    PA   17055          2            04/07/99         00
    167952308                            03           06/01/99          0
    167952308                            O            05/01/14
    0


    1916665          560/560             F          340,000.00         ZZ
                                         180        336,728.15          1
    7407 WEST 90TH STREET              6.875          3,032.31         76
                                       6.625          3,032.31      450,000.00
    LOS ANGELES      CA   90045          2            02/26/99         00
    168507903                            05           04/01/99          0
    168507903                            O            03/01/14
    0


    1916679          560/560             F          291,000.00         ZZ
                                         180        289,178.29          1
    24707 WEST VIA MADERA              7.125          2,635.97         69
                                       6.875          2,635.97      427,000.00
    CALABASAS        CA   91302          2            04/07/99         00
    168810802                            03           05/01/99          0
    168810802                            O            04/01/14
    0


    1916683          560/560             F          464,500.00         ZZ
                                         180        459,683.92          1
    3412 MALAGA COURT                  6.750          4,110.41         66
                                       6.500          4,110.41      705,000.00
    CALABASAS        CA   91302          2            03/26/99         00
    169231602                            05           05/01/99          0
    169231602                            O            04/01/14
    0


    1916686          560/560             F          263,250.00         ZZ
                                         180        261,565.97          1
1


    386 GUTHRIE STREET                 6.875          2,347.81         75
                                       6.625          2,347.81      351,000.00
    ASHLAND          OR   97520          5            03/18/99         00
    169315207                            03           05/01/99          0
    169315207                            O            04/01/14
    0


    1916803          560/560             F          275,000.00         ZZ
                                         180        273,315.46          1
    469 PARKVIEW DR                    7.375          2,529.79         72
                                       7.125          2,529.79      382,879.00
    DETROIT          MI   48214          1            03/16/99         00
    169492006                            05           05/01/99          0
    169492006                            O            04/01/14
    0


    1916818          560/560             F          338,500.00         ZZ
                                         180        237,438.11          1
    120 HEATHERSTONE LANE              7.000          3,042.54         76
                                       6.750          3,042.54      450,000.00
    ROCHESTER        NY   14618          2            02/09/99         00
    498794700                            05           04/01/99          0
    498794700                            O            03/01/14
    0


    1916820          560/560             F          242,000.00         ZZ
                                         180        239,552.39          1
    19357 CANTARA STREET               6.875          2,158.29         73
                                       6.625          2,158.29      334,000.00
    RESEDA           CA   91335          2            04/09/99         00
    120473806                            05           05/01/99          0
    120473806                            O            04/01/14
    0


    1916822          560/560             F          334,400.00         ZZ
                                         120        334,400.00          1
    11621 WILLIAMS ROAD                7.000          3,882.67         75
                                       6.750          3,882.67      450,000.00
    WEST SALEM       OH   44287          5            05/05/99         00
    120740501                            05           07/01/99          0
    120740501                            O            06/01/09
    0


    1916834          560/560             F          343,000.00         ZZ
                                         180        338,119.52          1
    3665 AMBERJACK BAY WEST            6.625          3,011.52         66
                                       6.375          3,011.52      520,000.00
    LAKE HAVASU CIT  AZ   86406          2            02/17/99         00
    129038204                            05           04/01/99          0
1


    129038204                            O            03/01/14
    0


    1916838          560/560             F          350,000.00         ZZ
                                         180        345,250.76          1
    6162 BALMORAL DRIVE                6.250          3,000.99         79
                                       6.000          3,000.99      443,500.00
    DUBLIN           OH   43017          1            01/18/99         00
    165342908                            05           03/01/99          0
    165342908                            O            02/01/14
    0


    1916840          560/560             F          485,000.00         ZZ
                                         180        480,332.80          1
    27783 CRESTVIEW DRIVE              6.875          4,325.50         75
                                       6.625          4,325.50      650,000.00
    RICHLAND CENTER  WI   53581          2            03/01/99         00
    166292805                            05           04/01/99          0
    166292805                            O            03/01/14
    0


    1916852          560/560             F          356,250.00         ZZ
                                         180        353,971.05          1
    856 OPHIR PEAK                     6.875          3,177.24         75
                                       6.625          3,177.24      475,000.00
    INCLINE VILLAGE  NV   89450          5            03/08/99         00
    168379105                            05           05/01/99          0
    168379105                            O            04/01/14
    0


    1916941          E29/G01             F          470,000.00         ZZ
                                         180        470,000.00          1
    16673 WEST ARCHER AVENUE           7.125          4,257.41         68
                                       6.875          4,257.41      700,000.00
    GOLDEN           CO   80401          2            05/26/99         00
    0431352392                           05           07/01/99          0
    19905059                             O            06/01/14
    0


    1917637          560/560             F          267,000.00         ZZ
                                         180        265,310.33          1
    17763 BELLECHASE CIRCLE            7.000          2,399.88         77
                                       6.750          2,399.88      350,000.00
    SAN DIEGO        CA   92128          2            03/10/99         00
    129205506                            05           05/01/99          0
    129205506                            O            04/01/14
    0


1


    1917808          638/G01             F          175,000.00         ZZ
                                         180        175,000.00          1
    48 HARBOR DRIVE                    7.250          1,597.51         73
                                       7.000          1,597.51      240,000.00
    WESTERLY         RI   02891          2            05/20/99         00
    0431353440                           05           07/01/99          0
    8880092                              O            06/01/14
    0


    1919802          638/G01             F          235,000.00         ZZ
                                         180        235,000.00          1
    252 WESTBROOK AVENUE               7.000          2,112.25         71
                                       6.750          2,112.25      335,000.00
    DALY CITY        CA   94015          1            05/25/99         00
    0431354679                           03           07/01/99          0
    8894899                              O            06/01/14
    0


    2752002          K08/G01             F           73,000.00         ZZ
                                         180         70,638.05          1
    5 LAS SENDAS                       6.875            651.05         55
                                       6.625            651.05      135,000.00
    BOYNTON BEACH    FL   33426          2            02/22/99         00
    0411270242                           03           04/01/99          0
    0411270242                           O            03/01/14
    0


    2761061          F28/G01             F          587,000.00         ZZ
                                         180        567,915.17          1
    2424 LAKE PLACE                    6.375          5,073.15         40
                                       6.125          5,073.15    1,500,000.00
    MINNEAPOLIS      MN   55405          2            10/26/98         00
    0431268671                           05           12/01/98          0
    4206250                              O            11/01/13
    0


    2761062          F28/G01             F          250,000.00         ZZ
                                         180        242,972.54          1
    1485 FOX HOLLOW DR                 6.125          2,126.56         66
                                       5.875          2,126.56      380,000.00
    YARDLEY          PA   19067          2            09/30/98         00
    0431268796                           05           11/01/98          0
    4215350                              O            10/01/13
    0


    2761081          F28/G01             F          318,500.00         ZZ
                                         180        314,268.69          1
    2244 275TH COURT S.E.              6.500          2,774.48         60
                                       6.250          2,774.48      536,000.00
1


    ISSAQUAH         WA   98029          2            01/07/99         00
    0431268127                           03           03/01/99          0
    4462248                              O            02/01/14
    0


    2761102          F28/G01             F          303,500.00         ZZ
                                         180        300,484.17          1
    22 STRATTON PLACE                  6.500          2,643.81         31
                                       6.250          2,643.81      990,000.00
    GROSSE POINT SH  MI   48236          2            02/02/99         00
    0431268010                           05           04/01/99          0
    4529115                              O            03/01/14
    0


    2761103          F28/G01             F          300,000.00         ZZ
                                         180        297,018.95          1
    70 S DEEPLANDS                     6.500          2,613.32         40
                                       6.250          2,613.32      768,000.00
    GROSSE POINTE S  MI   48236          5            02/02/99         00
    0431268002                           05           04/01/99          0
    4529313                              O            03/01/14
    0


    2761107          F28/G01             F          287,200.00         ZZ
                                         180        284,346.14          1
    620 EAST EIGHTEENTH AVENUE         6.500          2,501.82         79
                                       6.250          2,501.82      365,000.00
    SALT LAKE CITY   UT   84103          1            02/17/99         00
    0431267954                           05           04/01/99          0
    4532737                              O            03/01/14
    0


    2761108          F28/G01             F          350,000.00         ZZ
                                         180        345,706.64          1
    130 DESPARODO DRIVE                6.375          3,024.88         67
                                       6.125          3,024.88      530,000.00
    HAILEY           ID   83333          5            02/03/99         00
    0431267947                           05           04/01/99          0
    4533554                              O            03/01/14
    0


    2761109          F28/G01             F          361,200.00         ZZ
                                         180        356,350.31          1
    9413 REACH ROAD                    6.375          3,121.68         79
                                       6.125          3,121.68      460,000.00
    POTOMAC          MD   20854          2            01/22/99         00
    0431267939                           03           03/01/99          0
    4534495                              O            02/01/14
    0
1




    2761111          F28/G01             F          273,000.00         ZZ
                                         180        268,903.53          1
    3735 TYNEMOORE TRAIL S.E.          6.500          2,378.12         71
                                       6.250          2,378.12      385,000.00
    SMYRNA           GA   30080          2            01/27/99         00
    0431267913                           03           03/01/99          0
    4539205                              O            02/01/14
    0


    2761114          F28/G01             F          274,000.00         ZZ
                                         180        270,359.91          1
    20940 LOCK CT                      6.500          2,386.83         73
                                       6.250          2,386.83      380,000.00
    STERLING         VA   20165          2            01/26/99         00
    0431267889                           03           03/01/99          0
    4540946                              O            02/01/14
    0


    2761115          F28/G01             F          378,750.00         ZZ
                                         180        374,986.41          1
    3317 LANDER RD                     6.500          3,299.32         75
                                       6.250          3,299.32      505,000.00
    RALIEGH          NC   27609          5            02/08/99         00
    0431267871                           05           04/01/99          0
    4541043                              O            03/01/14
    0


    2761121          F28/G01             F          395,000.00         ZZ
                                         180        391,032.94          1
    8452 CLOVER LEAF DRIVE             6.375          3,413.79         66
                                       6.125          3,413.79      600,000.00
    MCLEAN           VA   22102          2            02/02/99         00
    0431267814                           05           04/01/99          0
    4543975                              O            03/01/14
    0


    2761125          F28/G01             F          250,000.00         ZZ
                                         180        246,643.36          1
    9011 WEATHERLY WAY                 6.375          2,160.63         70
                                       6.125          2,160.63      360,000.00
    LORTON           VA   22079          5            01/14/99         00
    0431267780                           03           03/01/99          0
    4544171                              O            02/01/14
    0


    2761135          F28/G01             F          246,450.00         ZZ
                                         180        244,052.83          1
1


    37303 PIEDRA GRANDE                6.750          2,180.86         63
                                       6.500          2,180.86      395,000.00
    CAREFREE         AZ   85377          2            02/05/99         00
    0431267590                           05           04/01/99          0
    4550911                              O            03/01/14
    0


    2761137          F28/G01             F          324,000.00         ZZ
                                         180        319,649.77          1
    115 BAY PORT LN                    6.375          2,800.18         80
                                       6.125          2,800.18      405,000.00
    MOORESVILLE      NC   28115          5            01/27/99         00
    0431267574                           03           03/01/99          0
    4552752                              O            02/01/14
    0


    2761140          F28/G01             F          562,500.00         ZZ
                                         180        556,847.32          1
    4725 ROCK SPRING RD                6.375          4,861.41         75
                                       6.125          4,861.41      750,000.00
    ARLINGTON        VA   22207          2            02/12/99         00
    0431267541                           05           04/01/99          0
    4557696                              O            03/01/14
    0


    2761147          F28/G01             F          380,000.00         ZZ
                                         180        376,223.98          1
    2131 SCHILLER AVENUE               6.500          3,310.21         80
                                       6.250          3,310.21      475,000.00
    WILMETT          IL   60091          1            02/17/99         00
    0431267442                           05           04/01/99          0
    4564201                              O            03/01/14
    0


    2761148          F28/G01             F          285,000.00         ZZ
                                         180        282,167.98          1
    3808 LAKEVIEW TERR                 6.500          2,482.66         41
                                       6.250          2,482.66      700,000.00
    FALLS CHURCH     VA   22041          5            02/08/99         00
    0431271113                           05           04/01/99          0
    4565309                              O            03/01/14
    0


    2762058          623/G01             F          260,000.00         ZZ
                                         180        255,005.97          1
    609 INDIAN TRAIL DR                7.000          2,336.95         74
                                       6.750          2,336.95      353,000.00
    PALOS PARK       IL   60464          2            11/12/98         00
    0431259746                           05           01/01/99          0
1


    1180445                              O            12/01/13
    0


    2762064          623/G01             F          252,000.00         ZZ
                                         180        248,722.59          1
    22390 WEST CAMBRIDGE DRIVE         6.750          2,229.97         66
                                       6.500          2,229.97      383,000.00
    KILDEER          IL   60047          2            01/12/99         00
    0431254366                           05           03/01/99          0
    1206576                              O            02/01/14
    0


    2765100          623/623             F          410,000.00         ZZ
                                         180        404,667.70          1
    4085 MONT KATNICH CT NE            6.750          3,628.13         80
                                       6.500          3,628.13      515,000.00
    GRAND RAPIDS     MI   49546          2            01/22/99         00
    1206300                              05           03/01/99          0
    1206300                              O            02/01/14
    0


    2765108          623/623             F          450,000.00         ZZ
                                         180        445,669.64          1
    6685 SUNSET CONCOURSE              6.875          4,013.34         50
                                       6.625          4,013.34      900,000.00
    HOLLAND          MI   49423          5            02/17/99         00
    1224319                              05           04/01/99          0
    1224319                              O            03/01/14
    0


    2767515          K08/G01             F           46,000.00         ZZ
                                         180         45,721.27          1
    1042 GRAHAMS WOOD ROAD             7.500            426.43         52
                                       7.250            426.43       89,500.00
    NEWVILLE         PA   17241          5            03/19/99         00
    0411349442                           05           05/01/99          0
    0411349442                           O            04/01/14
    0


    2768889          K08/G01             F           46,000.00         ZZ
                                         180         45,715.14          1
    6024 CORTEZ COURT                  7.250            419.92         49
                                       7.000            419.92       94,000.00
    HERMITAGE        TN   37076          2            03/22/99         00
    0411340904                           05           05/01/99          0
    0411340904                           O            04/01/14
    0


1


    2769648          K08/G01             F          130,000.00         ZZ
                                         180        128,958.26          1
    1121 COLUMBIA STREET               6.750          1,150.38         56
                                       6.500          1,150.38      235,000.00
    HOUSTON          TX   77008          5            03/23/99         00
    0411328230                           05           05/01/99          0
    0411328230                           O            04/01/14
    0


    2769651          K08/G01             F          360,000.00         ZZ
                                         180        357,697.06          1
    132 PARK LANE                      6.875          3,210.68         75
                                       6.625          3,210.68      480,000.00
    WEST HARRISON    NY   10604          5            03/24/99         00
    0411319023                           05           05/01/99          0
    0411319023                           O            04/01/14
    0


    2769654          K08/G01             F           50,000.00         ZZ
                                         180         49,683.60          1
    202 STONEBROOK DRIVE               7.000            449.41         52
                                       6.750            449.41       98,000.00
    HENDERSONVILLE   NC   28739          1            03/29/99         00
    0411323710                           05           05/01/99          0
    0411323710                           O            04/01/14
    0


    2769665          K08/G01             F          180,000.00         ZZ
                                         180        178,873.16          1
    27-10 ROMAINE STREET               7.125          1,630.50         70
                                       6.875          1,630.50      259,500.00
    FAIRLAWN         NJ   07410          2            03/23/99         00
    0411301591                           05           05/01/99          0
    0411301591                           O            04/01/14
    0


    2769696          K08/G01             F           80,000.00         ZZ
                                         180         79,303.38          1
    3800 NW 23 PLACE                   7.250            730.29         69
                                       7.000            730.29      116,000.00
    COCONUT CREEK    FL   33066          2            03/22/99         00
    0411340235                           03           05/01/99          0
    0411340235                           O            04/01/14
    0


    2770392          K08/G01             F          120,000.00         ZZ
                                         180        119,207.20          1
    2215 HOWES STREET                  6.500          1,045.33         45
                                       6.250          1,045.33      270,000.00
1


    MERRICK          NY   11566          5            03/25/99         00
    0411346893                           05           05/01/99          0
    0411346893                           O            04/01/14
    0


    2770419          K08/G01             F           65,000.00         ZZ
                                         180         64,601.84          1
    3001 APPLE VALLEY DRIVE            7.375            597.95         45
                                       7.125            597.95      147,000.00
    GARLAND          TX   75043          5            03/25/99         00
    0411320377                           05           05/01/99          0
    0411320377                           O            04/01/14
    0


    2770597          461/461             F          570,000.00         ZZ
                                         180        560,649.00          1
    4444 20TH STREET                   6.875          5,083.57         60
                                       6.625          5,083.57      960,000.00
    SAN FRANCISCO    CA   94114          2            02/10/99         00
    9022290472                           05           04/01/99          0
    9022290472                           O            03/01/14
    0


    2770599          461/461             F          250,000.00         ZZ
                                         180        247,568.29          1
    317 MELVILLE COURT                 6.750          2,212.28         89
                                       6.500          2,212.28      281,000.00
    ROSEVILLE        CA   95747          2            02/24/99         10
    9022324362                           05           04/01/99         25
    9022324362                           O            03/01/14
    0


    2770601          461/461             F          170,000.00         ZZ
                                         180        168,346.44          1
    6812 SPICKARD DRIVE                6.750          1,504.35         48
                                       6.500          1,504.35      360,000.00
    HUNTINGTON BEAC  CA   92647          2            02/18/99         00
    9022348254                           05           04/01/99          0
    9022348254                           O            03/01/14
    0


    2770602          461/461             F          100,000.00         ZZ
                                         180         98,907.37          1
    6586 HARTFORD COURT                6.750            884.91         63
                                       6.500            884.91      160,000.00
    RANCHO CUCAMONG  CA   91701          2            02/23/99         00
    9022378384                           05           04/01/99          0
    9022378384                           O            03/01/14
    0
1




    2770603          461/461             F          310,000.00         ZZ
                                         180        307,995.44          1
    102 SHOOTING STAR ISLE             6.750          2,743.22         46
                                       6.500          2,743.22      680,000.00
    FOSTER CITY      CA   94404          2            03/15/99         00
    9022388466                           05           05/01/99          0
    9022388466                           O            04/01/14
    0


    2770604          461/461             F          329,500.00         ZZ
                                         180        326,190.76          1
    12430 BEVERLY DRIVE                6.375          2,847.71         87
                                       6.125          2,847.71      382,000.00
    WHITTIER         CA   90601          2            02/26/99         10
    9022392989                           05           04/01/99         25
    9022392989                           O            03/01/14
    0


    2770605          461/461             F          649,999.00         ZZ
                                         180        643,744.01          1
    1 MUIR BEACH CIRCLE                6.875          5,797.05         48
                                       6.625          5,797.05    1,375,000.00
    NEWPORT BEACH    CA   92625          2            02/18/99         00
    9022393995                           05           04/01/99          0
    9022393995                           O            03/01/14
    0


    2770606          461/461             F          450,000.00         ZZ
                                         180        447,026.98          1
    513 N ELM DR                       6.500          3,919.99         19
                                       6.250          3,919.99    2,450,000.00
    BEVERLY HILLS    CA   91021          5            03/15/99         00
    9022394324                           05           05/01/99          0
    9022394324                           O            04/01/14
    0


    2770608          461/461             F          293,000.00         ZZ
                                         180        290,038.69          1
    1038 SANTA FLORENCIA               7.125          2,654.09         61
                                       6.875          2,654.09      485,000.00
    SOLANA BEACH     CA   92075          2            02/16/99         00
    9022413595                           05           04/01/99          0
    9022413595                           O            03/01/14
    0


    2770609          461/461             F          240,050.00         ZZ
                                         180        237,715.07          1
1


    21891 CONSUEGRA                    6.750          2,124.23         69
                                       6.500          2,124.23      348,000.00
    MISSION VIEJO    CA   92692          2            02/17/99         00
    9022416754                           05           04/01/99          0
    9022416754                           O            03/01/14
    0


    2770610          461/461             F          328,000.00         ZZ
                                         180        324,714.76          1
    331 DALKEITH AVE                   6.625          2,879.82         60
                                       6.375          2,879.82      550,000.00
    LOS ANGELES      CA   90049          2            02/05/99         00
    9022417034                           05           04/01/99          0
    9022417034                           O            03/01/14
    0


    2770611          461/461             F          337,000.00         ZZ
                                         180        333,686.82          1
    5782 SOUTHALL TERRACE              6.625          2,958.84         46
                                       6.375          2,958.84      737,000.00
    IRVINE           CA   92612          1            02/16/99         00
    9022418750                           05           04/01/99          0
    9022418750                           O            03/01/14
    0


    2770612          461/461             F          224,975.00         ZZ
                                         180        223,535.83          1
    1117 PROMONTORY PLACE              6.875          2,006.45         60
                                       6.625          2,006.45      375,000.00
    WEST COVINA      CA   91791          2            03/10/99         00
    9022420434                           05           05/01/99          0
    9022420434                           O            04/01/14
    0


    2770613          461/461             F        1,000,000.00         ZZ
                                         180        983,155.24          1
    804 NORTH RODEO DR                 6.875          8,918.55         31
                                       6.625          8,918.55    3,250,000.00
    BEVERLY HILLS    CA   90210          2            02/16/99         00
    9022427041                           05           04/01/99          0
    9022427041                           O            03/01/14
    0


    2770614          461/461             F          750,000.00         ZZ
                                         180        741,975.97          1
    409 LINCOLN BOULEVARD              7.000          6,741.22         52
                                       6.750          6,741.22    1,450,000.00
    SANTA MONICA     CA   90402          2            03/05/99         00
    9022429922                           05           05/01/99          0
1


    9022429922                           O            04/01/14
    0


    2770615          461/461             F          599,000.00         ZZ
                                         180        595,084.80          1
    299 STRATFORD PARK CIRCLE          6.625          5,259.19         67
                                       6.375          5,259.19      900,000.00
    DEL MAR          CA   92014          2            03/08/99         00
    9022431704                           05           05/01/99          0
    9022431704                           O            04/01/14
    0


    2770616          461/461             F          439,000.00         ZZ
                                         180        434,820.63          1
    2254 KELTON AVENUE                 7.000          3,945.86         62
                                       6.750          3,945.86      709,000.00
    LOS ANGELES      CA   90064          2            02/17/99         00
    9022435846                           05           04/01/99          0
    9022435846                           O            03/01/14
    0


    2770617          461/461             F          649,900.00         ZZ
                                         180        643,372.92          1
    8900 HILLSIDE ROAD                 6.375          5,616.77         65
                                       6.125          5,616.77    1,000,000.00
    RANCHO CUCAMONG  CA   91701          2            02/23/99         00
    9022436042                           05           04/01/99          0
    9022436042                           O            03/01/14
    0


    2770618          461/461             F          378,400.00         T
                                         180        374,874.45          1
    70780 ALPINE BEAUTY                7.250          3,454.28         80
                                       7.000          3,454.28      473,500.00
    BLACK BUTTE RAN  OR   97759          2            02/26/99         00
    9022437305                           05           04/01/99          0
    9022437305                           O            03/01/14
    0


    2770620          461/461             F          399,500.00         ZZ
                                         180        395,737.44          1
    22485 DEERBROOK                    7.125          3,618.80         69
                                       6.875          3,618.80      580,000.00
    MISSION VIEJO    CA   92692          5            02/16/99         00
    9022443808                           05           04/01/99          0
    9022443808                           O            03/01/14
    0


1


    2770621          461/461             F          305,000.00         ZZ
                                         180        303,090.65          1
    4560 MERRILL STREET                7.125          2,762.79         69
                                       6.875          2,762.79      445,000.00
    TORRANCE         CA   90503          2            03/11/99         00
    9022446769                           05           05/01/99          0
    9022446769                           O            04/01/14
    0


    2770622          461/461             F          575,000.00         ZZ
                                         180        571,321.69          1
    4718 LOUISE AVENUE                 6.875          5,128.17         67
                                       6.625          5,128.17      860,000.00
    LOS ANGELES      CA   91316          2            03/01/99         00
    9022446819                           05           05/01/99          0
    9022446819                           O            04/01/14
    0


    2770623          461/461             F          102,500.00         T
                                         180        100,309.86          1
    76780 KYBAR ROAD                   6.750            907.04         66
                                       6.500            907.04      155,900.00
    PALM DESERT      CA   92211          5            02/19/99         00
    9022448369                           01           04/01/99          0
    9022448369                           O            03/01/14
    0


    2770624          461/461             F          340,000.00         ZZ
                                         180        335,752.34          1
    3442 SAGAMORE DRIVE                6.625          2,985.18         57
                                       6.375          2,985.18      600,000.00
    HUNTINGTON BEAC  CA   92649          2            02/24/99         00
    9022448898                           05           04/01/99          0
    9022448898                           O            03/01/14
    0


    2770625          461/461             F          315,000.00         ZZ
                                         180        311,910.78          1
    19562 SIERRA SOTO ROAD             6.750          2,787.47         79
                                       6.500          2,787.47      400,000.00
    IRVINE           CA   92612          2            02/22/99         00
    9022449664                           05           04/01/99          0
    9022449664                           O            03/01/14
    0


    2770626          461/461             F          325,000.00         ZZ
                                         180        322,004.58          1
    2445 NIDO AGUILA                   7.375          2,989.76         77
                                       7.125          2,989.76      425,000.00
1


    ALPINE           CA   91901          2            02/22/99         00
    9022450480                           05           04/01/99          0
    9022450480                           O            03/01/14
    0


    2770628          461/461             F           99,000.00         ZZ
                                         180         98,366.69          1
    23395 CAMINITO BASILIO             6.875            882.94         66
                                       6.625            882.94      152,000.00
    LAGUNA HILLS     CA   92653          2            03/12/99         00
    9022454169                           01           05/01/99          0
    9022454169                           O            04/01/14
    0


    2770629          461/461             F          298,000.00         ZZ
                                         180        296,073.02          1
    3525 GRAYBURN ROAD                 6.750          2,637.04         67
                                       6.500          2,637.04      445,000.00
    PASADENA         CA   91107          2            03/08/99         00
    9022454268                           05           05/01/99          0
    9022454268                           O            04/01/14
    0


    2770630          461/461             F          315,000.00         ZZ
                                         180        311,903.08          1
    3250 EAST WOODBINE ROAD            6.625          2,765.69         42
                                       6.375          2,765.69      750,000.00
    ORANGE           CA   92867          2            02/19/99         00
    9022459010                           05           04/01/99          0
    9022459010                           O            03/01/14
    0


    2770631          461/461             F          380,000.00         ZZ
                                         180        376,343.23          1
    100 DOVER STREET                   6.875          3,389.05         59
                                       6.625          3,389.05      650,000.00
    LOS GATOS        CA   95032          2            02/24/99         00
    9022459770                           05           04/01/99          0
    9022459770                           O            03/01/14
    0


    2770632          461/461             F          342,000.00         ZZ
                                         180        339,764.62          1
    4468 LA ORILLA                     6.625          3,002.74         26
                                       6.375          3,002.74    1,350,000.00
    RANCHO SANTA FE  CA   92067          2            03/12/99         00
    9022462410                           05           05/01/99          0
    9022462410                           O            04/01/14
    0
1




    2770633          461/461             F          610,750.00         ZZ
                                         180        605,281.11          1
    68 SURFSIDE AVENUE #A              6.875          5,447.01         52
                                       6.625          5,447.01    1,175,000.00
    SEAL BEACH       CA   90743          2            03/11/99         00
    9022462477                           03           05/01/99          0
    9022462477                           O            04/01/14
    0


    2770634          461/461             F          320,000.00         ZZ
                                         180        317,908.40          1
    19601 CRYSTAL SPRINGS COURT        6.625          2,809.59         80
                                       6.375          2,809.59      400,000.00
    SANTA CLARITA    CA   91321          2            03/09/99         00
    9022462543                           05           05/01/99          0
    9022462543                           O            04/01/14
    0


    2770635          461/461             F          385,000.00         ZZ
                                         180        381,295.12          1
    3801 WINDING CREEK ROAD            6.875          3,433.64         60
                                       6.625          3,433.64      645,000.00
    SACRAMENTO       CA   95864          1            02/26/99         00
    9022466478                           05           04/01/99          0
    9022466478                           O            03/01/14
    0


    2770636          461/461             F          333,000.00         ZZ
                                         180        330,846.72          1
    805 SPRING CREEK WAY               6.750          2,946.75         71
                                       6.500          2,946.75      475,000.00
    TEMPLETON        CA   93465          2            03/04/99         00
    9022469225                           05           05/01/99          0
    9022469225                           O            04/01/14
    0


    2770637          461/461             F          252,000.00         ZZ
                                         180        250,370.47          1
    22920 AUDREY AVENUE                6.750          2,229.98         52
                                       6.500          2,229.98      485,000.00
    TORRANCE         CA   90505          2            03/05/99         00
    9022472583                           05           05/01/99          0
    9022472583                           O            04/01/14
    0


    2770639          461/461             F          300,000.00         ZZ
                                         180        298,101.50          1
1


    6OO WEST DEVON PLACE               7.000          2,696.49         58
                                       6.750          2,696.49      525,000.00
    LONG BEACH       CA   90807          2            03/15/99         00
    9022484901                           05           05/01/99          0
    9022484901                           O            04/01/14
    0


    2770640          461/461             F          384,000.00         ZZ
                                         180        380,264.89          1
    250 SOUTH WILLOWCREEK LANE         6.750          3,398.06         68
                                       6.500          3,398.06      565,000.00
    ANAHEIM          CA   92808          2            02/12/99         00
    9022421549                           05           04/01/99          0
    9022421549                           O            03/01/14
    0


    2770642          461/461             F          345,443.00         ZZ
                                         180        343,233.19          1
    14 DEER STALKER PATH               6.875          3,080.85         61
                                       6.625          3,080.85      570,000.00
    MONTEREY         CA   93940          5            03/15/99         00
    9022438238                           05           05/01/99          0
    9022438238                           O            04/01/14
    0


    2770929          287/287             F          400,000.00         ZZ
                                         180        393,254.67          1
    430 STABLEWOOD LANE                6.350          3,451.53         26
                                       6.100          3,451.53    1,550,000.00
    LAKE FOREST      IL   60045          4            01/12/98         00
    3392982                              05           02/01/99          0
    3392982                              O            01/01/14
    0


    2770930          287/287             F          408,000.00         ZZ
                                         171        400,961.33          1
    6430 SHADY CREEK COURT             7.050          3,788.29         80
                                       6.800          3,788.29      510,500.00
    FORT WAYNE       IN   46804          4            04/22/98         00
    3626884                              05           03/01/99          0
    3626884                              O            05/01/13
    0


    2770931          287/287             F          250,000.00         T
                                         171        246,510.88          1
    874 MACAW CR.                      6.875          2,297.11         71
                                       6.625          2,297.11      356,000.00
    VENICE           FL   34292          4            04/30/98         00
    3640935                              03           03/01/99          0
1


    3640935                              O            05/01/13
    0


    2770932          287/287             F          500,000.00         ZZ
                                         173        488,678.08          1
    540 HILL AVENUE                    6.900          4,569.81         80
                                       6.650          4,569.81      625,000.00
    GLEN ELLYN       IL   60137          4            11/02/98         00
    3682903                              05           01/01/99          0
    3682903                              O            05/01/13
    0


    2770933          287/287             F          350,000.00         ZZ
                                         171        345,164.24          1
    9651 KRIS TRAIL                    7.000          3,240.08         72
                                       6.750          3,240.08      490,000.00
    ORLAND PARK      IL   60462          4            05/11/98         00
    4434635                              05           04/01/99          0
    4434635                              O            06/01/13
    0


    2770934          287/287             F          619,136.00         ZZ
                                         171        610,581.74          1
    19N038 DEEP WOOD ROAD              7.000          5,731.57         78
                                       6.750          5,731.57      795,000.00
    BARRINGTON HILL  IL   60010          2            06/11/98         00
    4491130                              05           05/01/99          0
    4491130                              O            07/01/13
    0


    2770935          287/287             F          254,000.00         ZZ
                                         172        250,536.92          1
    2061 TWIN EAGLES DR                7.050          2,350.43         76
                                       6.800          2,350.43      335,000.00
    TRAVERSE CITY    MI   49686          4            01/05/99         00
    4732707                              05           03/01/99          0
    4732707                              O            06/01/13
    0


    2770936          287/287             F          378,000.00         ZZ
                                         174        371,656.59          1
    3656 WILLOW SPRINGS CT NE          7.050          3,474.61         53
                                       6.800          3,474.61      724,000.00
    GRAND RAPIDS     MI   49525          4            12/01/98         00
    4735320                              05           02/01/99          0
    4735320                              O            07/01/13
    0


1


    2770938          287/287             F          300,000.00         ZZ
                                         180        296,180.79          1
    8 NORMANDY COURT                   7.000          2,696.49         69
                                       6.750          2,696.49      440,000.00
    OAKWOOD HILLS    IL   60013          1            01/22/99         00
    4938940                              05           03/01/99          0
    4938940                              O            02/01/14
    0


    2770939          287/287             F          380,000.00         ZZ
                                         180        373,983.20          1
    900 SAN LUCIA DR SE                7.000          3,415.55         70
                                       6.750          3,415.55      550,000.00
    EAST GRAND RAPI  MI   49506          2            01/13/99         00
    5024179                              05           03/01/99          0
    5024179                              O            02/01/14
    0


    2770941          287/287             F          340,000.00         ZZ
                                         180        335,690.09          1
    1578 FOOTHILLS                     7.050          3,065.53         57
                                       6.800          3,065.53      600,000.00
    ADA              MI   49301          2            01/18/99         00
    5151105                              05           03/01/99          0
    5151105                              O            02/01/14
    0


    2770942          287/287             F          493,100.00         ZZ
                                         180        486,604.50          3
    1917 N LARRABEE                    6.600          4,322.59         70
                                       6.350          4,322.59      710,000.00
    CHICAGO          IL   60614          2            01/15/99         00
    5188628                              05           03/01/99          0
    5188628                              O            02/01/14
    0


    2770944          287/287             F          399,000.00         T
                                         180        393,920.45          1
    1400 S OCEAN BL #N606              7.000          3,586.33         45
                                       6.750          3,586.33      900,000.00
    BOCA RATON       FL   33432          2            01/27/99         00
    5254388                              06           03/01/99          0
    5254388                              O            02/01/14
    0


    2770945          287/287             F          864,460.00         ZZ
                                         180        845,737.02          1
    27945 FOURTEEN MILE                7.050          7,794.20         73
                                       6.800          7,794.20    1,200,000.00
1


    FARMINGTON HILL  MI   48334          2            12/23/98         00
    5291331                              05           02/01/99          0
    5291331                              O            01/01/14
    0


    2770946          287/287             F          280,000.00         ZZ
                                         180        277,334.35          1
    4007 HARBOR PLACE                  7.000          2,516.72         80
                                       6.750          2,516.72      350,000.00
    ST CLAIR SHORES  MI   48080          1            03/01/99         00
    5300926                              01           04/01/99          0
    5300926                              O            03/01/14
    0


    2770949          287/287             F          645,250.00         ZZ
                                          85        621,586.54          1
    1236 ST ANDREWS                    7.100          9,681.35         72
                                       6.850          9,681.35      900,000.00
    SCHERERVILLE     IN   46375          2            01/22/99         00
    5311279                              05           03/01/99          0
    5311279                              O            03/01/06
    0


    2770952          287/287             F          395,000.00         ZZ
                                         180        389,971.37          1
    6414 VERMONT TRAIL                 7.000          3,550.38         64
                                       6.750          3,550.38      618,000.00
    CRYSTAL LAKE     IL   60012          2            01/27/99         00
    5320999                              05           03/01/99          0
    5320999                              O            02/01/14
    0


    2770954          287/287             F          310,000.00         ZZ
                                         180        307,048.74          1
    585 CRESCENT DR                    7.000          2,786.37         79
                                       6.750          2,786.37      393,650.00
    HOLLAND          MI   49423          1            02/15/99         00
    5326681                              05           04/01/99          0
    5326681                              O            03/01/14
    0


    2770955          287/287             F          305,500.00         ZZ
                                         180        302,591.56          1
    1963 CAMARGUE DR                   7.000          2,745.93         72
                                       6.750          2,745.93      425,000.00
    ZIONSVILLE       IN   46077          2            02/02/99         00
    5327838                              03           04/01/99          0
    5327838                              O            03/01/14
    0
1




    2770956          287/287             F          330,000.00         ZZ
                                         180        326,322.27          1
    537 JUDSON AVENUE                  6.900          2,947.72         75
                                       6.650          2,947.72      445,000.00
    EVANSTON         IL   60202          2            02/08/99         00
    5328299                              05           04/01/99          0
    5328299                              O            03/01/14
    0


    2770957          287/287             F          261,270.00         ZZ
                                         180        255,196.47          1
    58891 RIVER FOREST DR              7.000          2,348.37         77
                                       6.750          2,348.37      342,000.00
    GOSHEN           IN   46528          1            01/19/99         00
    5336839                              05           03/01/99          0
    5336839                              O            02/01/14
    0


    2770958          287/287             F          472,500.00         ZZ
                                         180        468,001.70          1
    1030 N STATE ST #3 KLMA            7.000          4,246.97         75
                                       6.750          4,246.97      630,000.00
    CHICAGO          IL   60610          2            02/01/99         00
    5343702                              06           04/01/99          0
    5343702                              O            03/01/14
    0


    2770959          287/287             F          360,000.00         ZZ
                                         180        355,416.93          1
    2553 GREENVIEW ROAD                7.000          3,235.79         59
                                       6.750          3,235.79      620,000.00
    NORTHBROOK       IL   60062          5            01/19/99         00
    5344593                              05           03/01/99          0
    5344593                              O            02/01/14
    0


    2770960          287/287             F          600,000.00         ZZ
                                         180        594,287.90          1
    4785 TARA CT                       7.000          5,392.97         43
                                       6.750          5,392.97    1,400,000.00
    WEST BLOOMFIELD  MI   48323          5            02/24/99         00
    5348552                              05           04/01/99          0
    5348552                              O            03/01/14
    0


    2770961          287/287             F          498,325.00         ZZ
                                         180        491,980.98          1
1


    4951 PINE TRAIL                    7.000          4,479.09         40
                                       6.750          4,479.09    1,250,000.00
    HARBOR SPRINGS   MI   49740          2            01/22/99         00
    5351606                              05           03/01/99          0
    5351606                              O            02/01/14
    0


    2770962          287/287             F          262,000.00         ZZ
                                         180        259,494.94          1
    98 OLD MILL RD                     6.950          2,347.62         75
                                       6.700          2,347.62      350,000.00
    BARRINGTON       IL   60010          5            02/08/99         00
    5354113                              05           04/01/99          0
    5354113                              O            03/01/14
    0


    2770963          287/287             F          376,000.00         ZZ
                                         180        372,420.39          1
    1N782 FRANCIS ROAD                 7.000          3,379.60         80
                                       6.750          3,379.60      470,000.00
    MAPLE PARK       IL   60151          1            02/15/99         00
    5354394                              05           04/01/99          0
    5354394                              O            03/01/14
    0


    2770964          287/287             F          249,000.00         ZZ
                                         180        247,431.06          1
    16067 BAIRD DR                     7.050          2,245.05         46
                                       6.800          2,245.05      548,000.00
    SPRING LAKE      MI   49546          2            03/01/99         00
    5359682                              05           05/01/99          0
    5359682                              O            04/01/14
    0


    2770965          287/287             F          275,000.00         ZZ
                                         180        271,585.08          1
    285 ESSEX ROAD                     7.050          2,479.48         41
                                       6.800          2,479.48      685,000.00
    WINNETKA         IL   60093          5            02/19/99         00
    5359849                              05           04/01/99          0
    5359849                              O            03/01/14
    0


    2770966          287/287             F          309,750.00         ZZ
                                         180        305,558.72          1
    731 FRANKLIN AVE                   7.050          2,792.79         75
                                       6.800          2,792.79      413,000.00
    RIVER FOREST     IL   60305          1            01/22/99         00
    5361530                              05           03/01/99          0
1


    5361530                              O            02/01/14
    0


    2770967          287/287             F          466,400.00         ZZ
                                         180        461,978.85          1
    W7958 LAKE ANTOINE RD              7.050          4,205.19         66
                                       6.800          4,205.19      715,000.00
    IRON MT          MI   49801          2            02/12/99         00
    5361647                              05           04/01/99          0
    5361647                              O            03/01/14
    0


    2770969          287/287             F          600,000.00         ZZ
                                         180        592,361.61          1
    14545 SPIREA DR                    7.000          5,392.97         62
                                       6.750          5,392.97      975,000.00
    ELK RAPIDS       MI   49629          5            01/22/99         00
    5402227                              05           03/01/99          0
    5402227                              O            02/01/14
    0


    2770970          287/287             F          350,000.00         ZZ
                                         180        346,595.60          1
    B8083 TIMBERLANE POINT ROAD        6.750          3,097.19         75
                                       6.500          3,097.19      470,000.00
    PEQUOT LAKES     MN   56472          1            02/10/99         00
    5403910                              05           04/01/99          0
    5403910                              O            03/01/14
    0


    2770971          287/287             F          300,000.00         ZZ
                                         180        265,010.91          1
    66 HALL PLACE                      6.950          2,688.11         80
                                       6.700          2,688.11      375,000.00
    GROSSE POINTE F  MI   48236          1            02/01/99         00
    5407044                              05           03/01/99          0
    5407044                              O            02/01/14
    0


    2770972          287/287             F          433,500.00         ZZ
                                         180        429,426.02          1
    1361 KINGS CREST CR                7.150          3,932.87         72
                                       6.900          3,932.87      610,000.00
    GRAND BLANC      MI   48439          2            02/18/99         00
    5411541                              05           04/01/99          0
    5411541                              O            03/01/14
    0


1


    2770973          287/287             F          284,000.00         ZZ
                                         180        282,225.97          1
    2414 THAYER ST                     7.150          2,576.55         80
                                       6.900          2,576.55      355,000.00
    EVANSTON         IL   60201          2            03/01/99         00
    5412929                              05           05/01/99          0
    5412929                              O            04/01/14
    0


    2770974          287/287             F          406,775.00         ZZ
                                         144        401,304.96          1
    1717 SUNNYSIDE AVE                 7.050          4,194.05         66
                                       6.800          4,194.05      620,000.00
    HIGHLAND PARK    IL   60035          2            02/17/99         00
    5421516                              05           04/01/99          0
    5421516                              O            03/01/11
    0


    2770975          287/287             F          310,000.00         ZZ
                                         180        306,053.49          1
    7970 OAKHAVEN PLACE                7.000          2,786.37         62
                                       6.750          2,786.37      500,000.00
    INDIANAPOLIS     IN   46256          5            01/25/99         00
    5424973                              03           03/01/99          0
    5424973                              O            02/01/14
    0


    2770976          287/287             F          370,000.00         ZZ
                                         180        367,658.51          1
    11 WEST 65TH ST                    7.000          3,325.67         63
                                       6.750          3,325.67      595,000.00
    INDIANAPOLIS     IN   46260          5            03/08/99         00
    5425004                              05           05/01/99          0
    5425004                              O            04/01/14
    0


    2770977          287/287             F          419,750.00         ZZ
                                         180        415,753.89          1
    670 PLUM TREE RD                   7.000          3,772.84         76
                                       6.750          3,772.84      555,000.00
    BARRINGTON HILL  IL   60010          2            02/09/99         00
    5437876                              05           04/01/99          0
    5437876                              O            03/01/14
    0


    2770978          287/287             F          279,809.00         ZZ
                                         180        276,691.90          1
    4006 WHITE BLOSSOM                 7.000          2,515.01         80
                                       6.750          2,515.01      349,762.00
1


    LOUISVILLE       KY   40241          1            02/16/99         00
    5440508                              05           04/01/99          0
    5440508                              O            03/01/14
    0


    2770979          287/287             F          325,500.00         ZZ
                                         180        323,440.13          1
    41W183 SADDLEBROOK DR              7.000          2,925.69         75
                                       6.750          2,925.69      434,000.00
    ST  CHARLES      IL   60175          5            03/05/99         00
    5465562                              05           05/01/99          0
    5465562                              O            04/01/14
    0


    2770980          287/287             F          480,000.00         ZZ
                                         180        457,894.62          1
    97 DYER TRAIL                      6.950          4,300.97         36
                                       6.700          4,300.97    1,350,000.00
    BRECKENRIDGE     CO   80424          2            02/19/99         00
    5466065                              05           04/01/99          0
    5466065                              O            03/01/14
    0


    2770982          287/287             F          295,000.00         ZZ
                                         180        289,565.56          1
    7673 SERENITY DR                   7.050          2,659.80         61
                                       6.800          2,659.80      490,000.00
    DUBLIN           OH   43017          5            02/12/99         00
    5468855                              05           04/01/99          0
    5468855                              O            03/01/14
    0


    2770983          287/287             F          350,000.00         ZZ
                                         180        346,667.74          1
    2042 N MAGNOLIA AVENUE             7.000          3,145.90         22
                                       6.750          3,145.90    1,625,000.00
    CHICAGO          IL   60614          5            02/05/99         00
    5470299                              05           04/01/99          0
    5470299                              O            03/01/14
    0


    2770984          287/287             F          501,400.00         ZZ
                                         180        498,240.68          1
    411 CHERRY CREEK LN                7.050          4,520.76         65
                                       6.800          4,520.76      778,000.00
    PROSPECT HEIGHT  IL   60070          2            03/01/99         00
    5473517                              05           05/01/99          0
    5473517                              O            04/01/14
    0
1




    2770985          287/287             F          346,300.00         ZZ
                                         180        343,003.14          1
    5113 DYEHILL CT                    7.000          3,112.65         80
                                       6.750          3,112.65      436,000.00
    FLINT            MI   48532          2            02/23/99         00
    5478318                              05           04/01/99          0
    5478318                              O            03/01/14
    0


    2770986          287/287             F          520,000.00         ZZ
                                         180        516,695.01          1
    2925 JUDSON RD                     6.950          4,659.39         65
                                       6.700          4,659.39      800,000.00
    SPRING LAKE      MI   49456          5            03/01/99         00
    5483896                              05           05/01/99          0
    5483896                              O            04/01/14
    0


    2770987          287/287             F          455,000.00         ZZ
                                         180        452,099.16          1
    3502 RIVER PINES DR                6.950          4,076.97         50
                                       6.700          4,076.97      925,000.00
    ANN ARBOR        MI   48103          5            03/04/99         00
    5485826                              05           05/01/99          0
    5485826                              O            04/01/14
    0


    2770988          287/287             F          340,000.00         ZZ
                                         180        337,637.90          1
    383 LAKESIDE PLACE                 6.950          3,046.52         46
                                       6.700          3,046.52      740,000.00
    HIGHLAND PARK    IL   60035          5            02/26/99         00
    5490032                              05           05/01/99          0
    5490032                              O            04/01/14
    0


    2770989          287/287             F          445,000.00         ZZ
                                         132        434,003.00          1
    2380 RIDGE ROAD                    6.950          4,831.77         74
                                       6.700          4,831.77      605,000.00
    HIGHLAND PARK    IL   60035          2            03/12/99         00
    5492715                              05           05/01/99          0
    5492715                              O            04/01/10
    0


    2770990          287/287             F          345,000.00         ZZ
                                         180        341,687.15          1
1


    16887 LAKE AVE                     6.900          3,081.71         70
                                       6.650          3,081.71      495,000.00
    WEST OLIVE       MI   49460          2            02/17/99         00
    5492905                              05           04/01/99          0
    5492905                              O            03/01/14
    0


    2770991          287/287             F          256,000.00         ZZ
                                         180        254,372.92          1
    11390 LAKE CIRCLE  DR              6.950          2,293.86         80
                                       6.700          2,293.86      320,000.00
    SAGINAW          MI   48609          2            02/25/99         00
    5497979                              05           05/01/99          0
    5497979                              O            04/01/14
    0


    2770993          287/287             F          598,000.00         ZZ
                                         180        594,199.26          1
    175 BALDWIN                        6.950          5,358.30         65
                                       6.700          5,358.30      920,000.00
    BIRMINGHAM       MI   48009          5            03/01/99         00
    5500665                              05           05/01/99          0
    5500665                              O            04/01/14
    0


    2770994          287/287             F          357,675.00         ZZ
                                         180        355,391.86          1
    4674 SAILVIEW DR                   6.900          3,194.93         43
                                       6.650          3,194.93      850,000.00
    HOLLAND          MI   49423          2            03/12/99         00
    5506357                              05           05/01/99          0
    5506357                              O            04/01/14
    0


    2770995          287/287             F          370,000.00         ZZ
                                         180        367,658.51          1
    29285 REGENCY CIRCLE               7.000          3,325.67         79
                                       6.750          3,325.67      470,000.00
    WESTLAKE         OH   44145          1            03/15/99         00
    5818711                              05           05/01/99          0
    5818711                              O            04/01/14
    0


    2770996          287/287             F          368,000.00         ZZ
                                         180        365,650.97          1
    9229 THOMAS ST                     6.900          3,287.15         80
                                       6.650          3,287.15      460,000.00
    SHELBY           MI   49455          1            03/15/99         00
    5823133                              05           05/01/99          0
1


    5823133                              O            04/01/14
    0


    2771127          K08/G01             F           84,000.00         ZZ
                                         180         83,479.83          1
    2559 OLD DOBBIN DRIVE EAST         7.250            766.80         80
                                       7.000            766.80      105,000.00
    MOBILE           AL   36695          2            03/26/99         00
    0411348527                           05           05/01/99          0
    0411348527                           O            04/01/14
    0


    2771129          K08/G01             F          123,500.00         ZZ
                                         180        122,701.42          1
    68 VINEYARD LANE                   6.750          1,092.86         78
                                       6.500          1,092.86      160,000.00
    SOUTHINGTON      CT   06489          2            03/26/99         00
    0411350416                           05           05/01/99          0
    0411350416                           O            04/01/14
    0


    2771161          K08/G01             F          130,000.00         ZZ
                                         180        129,168.39          1
    108 PARK KNOLL LANE                6.875          1,159.41         65
                                       6.625          1,159.41      201,000.00
    WHITEFISH        MT   59937          2            03/25/99         00
    0411267701                           05           05/01/99          0
    0411267701                           O            04/01/14
    0


    2771195          K08/G01             F          108,000.00         ZZ
                                         180        107,301.64          1
    6715 TRAMMEL DRIVE                 6.750            955.70         75
                                       6.500            955.70      144,000.00
    DALLAS           TX   75214          5            03/26/99         00
    0411286024                           05           05/01/99          0
    0411286024                           O            04/01/14
    0


    2771202          K08/G01             F          138,750.00         ZZ
                                         180        137,862.41          1
    90 SW 17TH ROAD                    6.875          1,237.45         75
                                       6.625          1,237.45      185,000.00
    MIAMI            FL   33129          1            03/31/99         00
    0411324668                           05           05/01/99          0
    0411324668                           O            04/01/14
    0


1


    2771222          K08/G01             F          338,000.00         ZZ
                                         180        335,861.04          1
    930 PARK AVENUE                    7.000          3,038.04         80
                                       6.750          3,038.04      424,000.00
    RIVER FOREST     IL   60305          2            03/26/99         00
    0411327646                           05           05/01/99          0
    0411327646                           O            04/01/14
    0


    2771242          K08/G01             F          101,000.00         ZZ
                                         180        100,091.71          1
    2656 AVIS DRIVE                    6.500            879.82         69
                                       6.250            879.82      148,000.00
    STERLING HEIGHT  MI   48310          2            03/26/99         00
    0411341779                           05           05/01/99          0
    0411341779                           O            04/01/14
    0


    2771244          K08/G01             F           67,800.00         ZZ
                                         180         67,380.15          1
    412 BOBWHITE DRIVE                 7.250            618.92         63
                                       7.000            618.92      108,000.00
    PENSACOLA        FL   32514          2            03/26/99         00
    0411348311                           05           05/01/99          0
    0411348311                           O            04/01/14
    0


    2771264          K08/G01             F          135,000.00         ZZ
                                         180        134,173.04          1
    2906 TRAIL LAKE DRIVE              7.375          1,241.90         80
                                       7.125          1,241.90      170,000.00
    GRAPEVINE        TX   76051          2            03/24/99         00
    0411226178                           05           05/01/99          0
    0411226178                           O            04/01/14
    0


    2771821          K08/G01             F          468,000.00         ZZ
                                         180        464,874.84          1
    1698 MICHAEL LN                    6.375          4,044.69         80
    (PACIFIC PALISADES)                6.125          4,044.69      585,000.00
    LOS ANGELES      CA   90272          1            03/24/99         00
    0411319148                           01           05/01/99          0
    0411319148                           O            04/01/14
    0


    2772787          K08/G01             F          166,000.00         ZZ
                                         180        164,972.04          1
    43211 CORLBEAN                     7.250          1,515.35         52
                                       7.000          1,515.35      325,000.00
1


    STERLING HEIGHT  MI   48314          2            03/29/99         00
    0411332026                           05           05/01/99          0
    0411332026                           O            04/01/14
    0


    2773727          K08/G01             F          123,750.00         ZZ
                                         180        122,949.78          1
    812 RANKIN DRIVE                   6.750          1,095.08         75
                                       6.500          1,095.08      165,000.00
    BEDFORD          TX   76022          5            03/31/99         00
    0411353113                           05           05/01/99          0
    0411353113                           O            04/01/14
    0


    2773742          K08/G01             F          525,000.00         ZZ
                                         180        521,677.64          1
    903 CREEK WOOD WAY                 7.000          4,718.85         65
                                       6.750          4,718.85      820,000.00
    HOUSTON          TX   77024          5            03/31/99         00
    0411337322                           05           05/01/99          0
    0411337322                           O            04/01/14
    0


    2773761          K08/G01             F           42,750.00         ZZ
                                         180         42,464.52          1
    1125 RUTLAND ST                    6.375            369.47         65
                                       6.125            369.47       66,000.00
    OPA LOCKA        FL   33054          2            03/31/99         00
    0411329576                           05           05/01/99          0
    0411329576                           O            04/01/14
    0


    2773774          K08/G01             F          180,000.00         ZZ
                                         180        174,477.80          1
    9354 HILLROSE STREET               7.000          1,617.89         60
                                       6.750          1,617.89      300,000.00
    LOS ANGELES      CA   91040          2            03/25/99         00
    0411333057                           05           05/01/99          0
    0411333057                           O            04/01/14
    0


    2774935          K08/G01             F          150,000.00         ZZ
                                         180        149,030.89          1
    4 PINEY POINT AVENUE               7.125          1,358.75         66
                                       6.875          1,358.75      230,000.00
    CROTON ON HUDSO  NY   10520          2            04/01/99         00
    0411323082                           05           05/01/99          0
    0411323082                           O            04/01/14
    0
1




    2774942          K08/G01             F           96,000.00         ZZ
                                         180         95,399.02          1
    3004 POST RIVER ROAD               7.125            869.60         74
                                       6.875            869.60      130,000.00
    CEDAR PARK       TX   78613          5            04/01/99         00
    0411328313                           05           05/01/99          0
    0411328313                           O            04/01/14
    0


    2774949          K08/G01             F          160,000.00         ZZ
                                         180        158,976.47          1
    309 75TH AVENUE NORTH              6.875          1,426.97         80
                                       6.625          1,426.97      200,000.00
    BROOKLYN PARK    MN   55444          2            04/01/99         00
    0411341530                           05           05/01/99          0
    0411341530                           O            04/01/14
    0


    2774967          K08/G01             F           57,400.00         ZZ
                                         180         57,218.90          1
    11202 WEST 13TH STREET             7.000            515.93         60
                                       6.750            515.93       96,000.00
    WITCHITA         KS   67212          2            04/01/99         00
    0411331234                           05           06/01/99          0
    0411331234                           O            05/01/14
    0


    2775235          E82/G01             F          308,000.00         ZZ
                                         180        303,779.17          1
    10372 CEMENT HILL ROAD             7.000          2,768.39         73
                                       6.750          2,768.39      423,320.00
    NEVADA CITY      CA   95959          2            04/05/99         00
    0400190781                           05           06/01/99          0
    1664297                              O            05/01/14
    0


    2776062          K08/G01             F          129,000.00         ZZ
                                         180        127,843.16          1
    14 DEERWOOD TRAIL                  7.000          1,159.49         79
                                       6.750          1,159.49      164,000.00
    NORTH MANKATO    MN   56003          2            04/02/99         00
    0411340821                           05           05/01/99          0
    0411340821                           O            04/01/14
    0


    2776846          K08/G01             F           65,000.00         ZZ
                                         180         64,794.93          1
1


    9280 SUNSET STRIP                  7.000            584.24         62
                                       6.750            584.24      105,000.00
    SUNRISE          FL   33322          1            04/08/99         00
    0411362379                           05           06/01/99          0
    0411362379                           O            05/01/14
    0


    2776858          K08/G01             F           72,750.00         T
                                         180         72,520.47          1
    2495 S. KIHEI ROAD                 7.000            653.90         77
    UNIT #139                          6.750            653.90       95,000.00
    KIHEI            HI   96753          1            04/01/99         00
    0411357064                           01           06/01/99          0
    0411357064                           O            05/01/14
    0


    2777277          E82/G01             F          267,000.00         ZZ
                                         180        266,139.17          1
    27796 HOMESTEAD ROAD               6.750          2,362.71         64
                                       6.500          2,362.71      420,346.00
    LAGUNA NIGUEL    CA   92677          2            04/07/99         00
    0400195582                           05           06/01/99          0
    1746391                              O            05/01/14
    0


    2777855          K08/G01             F           74,750.00         ZZ
                                         180         74,511.60          1
    5325 N.W. 182ND STREET             6.875            666.66         65
                                       6.625            666.66      115,000.00
    MIAMI            FL   33055          5            04/05/99         00
    0411351414                           05           06/01/99          0
    0411351414                           O            05/01/14
    0


    2777942          E82/G01             F          378,000.00         ZZ
                                         180        376,794.42          1
    5266 VISTA DEL DIOS                6.875          3,371.21         56
                                       6.625          3,371.21      685,000.00
    RANCHO SANTA FE  CA   92067          2            04/08/99         00
    0400194338                           29           06/01/99          0
    0400194338                           O            05/01/14
    0


    2780949          K08/G01             F           89,500.00         ZZ
                                         180         89,149.86          1
    12227 VERONICA ROAD                7.500            829.68         70
                                       7.250            829.68      128,000.00
    FARMERS BRANCH   TX   75234          5            04/07/99         00
    0411358906                           05           06/01/99          0
1


    0411358906                           O            05/01/14
    0


    2780974          K08/G01             F           71,500.00         ZZ
                                         180         71,286.42          1
    2346 46TH AVENUE NE                7.625            667.90         55
                                       7.375            667.90      130,000.00
    OLYMPIA          WA   98506          5            04/02/99         00
    0411313950                           05           06/01/99          0
    0411313950                           O            05/01/14
    0


    2780980          K08/G01             F          106,000.00         ZZ
                                         180        105,661.92          1
    400 CHESTNUT ST                    6.875            945.37         54
                                       6.625            945.37      198,000.00
    RIDGEFIELD       NJ   07657          2            04/06/99         00
    0411356090                           05           06/01/99          0
    0411356090                           O            05/01/14
    0


    2782657          K08/G01             F           55,000.00         ZZ
                                         180         54,822.68          1
    1041 NORTH HOMESTEAD DRIVE         6.750            486.70         72
                                       6.500            486.70       76,500.00
    WEBB CITY        MO   64870          5            04/08/99         00
    0411360902                           05           06/01/99          0
    0411360902                           O            05/01/14
    0


    2782667          K08/G01             F          253,000.00         ZZ
                                         180        252,227.49          1
    1127 BRUNSWICK                     7.375          2,327.41         73
                                       7.125          2,327.41      351,000.00
    ROCHESTER HILLS  MI   48309          2            04/08/99         00
    0411333891                           05           06/01/99          0
    0411333891                           O            05/01/14
    0


    2784697          696/G01             F          300,000.00         ZZ
                                         180        299,022.27          1
    6617 MADISON MCLEAN DRIVE          6.625          2,633.98         55
                                       6.375          2,633.98      550,000.00
    MCLEAN           VA   22101          1            04/15/99         00
    0431284272                           07           06/01/99          0
    24499017                             O            05/01/14
    0


1


    2787476          K08/G01             F          112,000.00         ZZ
                                         180        111,650.47          2
    10-12 KETNER STREET                7.125          1,014.53         59
                                       6.875          1,014.53      190,000.00
    BLOOMFIELD       NJ   07003          2            04/09/99         00
    0411351588                           05           06/01/99          0
    0411351588                           O            05/01/14
    0


    2787477          K08/G01             F           56,050.00         ZZ
                                         180         55,871.24          1
    244 MEADOWLARK DRIVE               6.875            499.88         95
                                       6.625            499.88       59,000.00
    SMYRNA           TN   37167          1            04/14/99         04
    0411279797                           05           06/01/99         30
    0411279797                           O            05/01/14
    0


    2787486          K08/G01             F          257,000.00         ZZ
                                         180        255,671.41          1
    46 HOMESTEAD ROAD                  6.750          2,274.22         43
                                       6.500          2,274.22      610,000.00
    GREENWICH        CT   06831          2            04/09/99         00
    0411340748                           05           06/01/99          0
    0411340748                           O            05/01/14
    0


    2787490          K08/G01             F           75,000.00         ZZ
                                         180         74,760.80          1
    4601 N. MOUNTAIN VIEW DRIVE        6.875            668.89         47
                                       6.625            668.89      160,000.00
    BOISE            ID   83704          5            04/07/99         00
    0411360001                           05           06/01/99          0
    0411360001                           O            05/01/14
    0


    2787712          E82/G01             F          620,000.00         ZZ
                                         180        617,979.36          1
    6852 PASEO LAREDO                  6.625          5,443.56         80
                                       6.375          5,443.56      775,000.00
    LA JOLLA         CA   92037          2            04/12/99         00
    0400190237                           05           06/01/99          0
    0400190237                           O            05/01/14
    0


    2787716          E82/G01             F          334,000.00         ZZ
                                         180        332,875.79          1
    7941 TRIPLE CROWN                  6.250          2,863.79         80
                                       6.000          2,863.79      417,500.00
1


    FAIR OAKS RANCH  TX   78015          1            04/16/99         00
    0400185351                           03           06/01/99          0
    0400185351                           O            05/01/14
    0


    2788078          K08/G01             F           40,950.00         T
                                         180         40,823.59          1
    354 HOLLY RIDGE ROAD UNIT #107     7.250            373.82         74
                                       7.000            373.82       56,000.00
    GATLINBURG       TN   37738          1            04/13/99         95
    0411366230                           01           06/01/99          0
    0411366230                           O            05/01/14
    0


    2788172          E82/G01             F          307,500.00         ZZ
                                         180        306,550.76          1
    5 BAY PLACE                        7.250          2,807.05         75
                                       7.000          2,807.05      410,000.00
    HUNTINGTON       NY   11743          5            04/14/99         00
    0400187316                           05           06/01/99          0
    0400187316                           O            05/01/14
    0


    2788847          K08/G01             F          250,000.00         ZZ
                                         180        249,228.26          1
    1000 CHERRY TREE LN                7.250          2,282.16         50
                                       7.000          2,282.16      510,000.00
    GLENCOE          IL   60022          5            04/12/99         00
    0411352560                           05           06/01/99          0
    0411352560                           O            05/01/14
    0


    2788853          K08/G01             F           38,800.00         ZZ
                                         180         38,676.25          1
    530 W. DUNCANNON AVENUE            6.875            346.04         78
                                       6.625            346.04       50,000.00
    PHILADELPHIA     PA   19120          2            04/12/99         00
    0411377526                           07           06/01/99          0
    0411377526                           O            05/01/14
    0


    2788881          K08/G01             F           61,100.00         ZZ
                                         120         60,742.11          1
    2612 BAINBRIDGE WAY                6.750            701.58         70
                                       6.500            701.58       88,000.00
    POWELL           TN   37849          2            04/12/99         00
    0411374929                           05           06/01/99          0
    0411374929                           O            05/01/09
    0
1




    2788898          K08/G01             F          125,000.00         ZZ
                                         180        124,605.63          1
    1900 LAKEHILL COURT                7.000          1,123.54         61
                                       6.750          1,123.54      205,000.00
    ARLINGTON        TX   76012          5            04/12/99         00
    0411317340                           05           06/01/99          0
    0411317340                           O            05/01/14
    0


    2789250          E82/G01             F          324,000.00         ZZ
                                         180        322,977.80          1
    4513 GOLF VISTA DRIVE              7.000          2,912.20         69
                                       6.750          2,912.20      470,320.00
    AUSTIN           TX   78730          2            04/14/99         00
    0400196226                           03           06/01/99          0
    1581265                              O            05/01/14
    0


    2789529          K08/G01             F          108,500.00         ZZ
                                         180        108,153.95          1
    6234 FAIRBOURNE COURT              6.875            967.66         70
                                       6.625            967.66      155,000.00
    HANOVER          MD   21076          2            04/06/99         00
    0411375256                           03           06/01/99          0
    0411375256                           O            05/01/14
    0


    2789570          K08/G01             F          291,750.00         ZZ
                                         180        290,849.38          1
    7539 CAMINO DEL RIO NW             7.250          2,663.28         75
                                       7.000          2,663.28      389,000.00
    ALBUQUERQUE      NM   87114          2            04/14/99         00
    0411381791                           05           06/01/99          0
    0411381791                           O            05/01/14
    0


    2789674          E82/G01             F          240,000.00         ZZ
                                         180        239,259.13          1
    9 LAFAYETTE COURT                  7.250          2,190.87         80
                                       7.000          2,190.87      300,000.00
    MIDDLETOWN       NJ   07748          1            04/21/99         00
    0400189577                           05           06/01/99          0
    0400189577                           O            05/01/14
    0


    2789678          E82/G01             F          310,000.00         ZZ
                                         180        309,021.96          1
1


    6602 FALL RIVER DRIVE              7.000          2,786.37         53
                                       6.750          2,786.37      590,000.00
    SAN JOSE         CA   95120          5            04/16/99         00
    0400196986                           05           06/01/99          0
    0400196986                           O            05/01/14
    0


    2790136          K08/G01             F           95,000.00         ZZ
                                         180         94,703.52          1
    9812 LIVE OAK AVENUE               7.125            860.54         37
                                       6.875            860.54      260,000.00
    TEMPLE CITY      CA   91780          5            04/13/99         00
    0411378532                           05           06/01/99          0
    0411378532                           O            05/01/14
    0


    2790142          K08/G01             F           71,250.00         ZZ
                                         180         71,032.44          1
    1747 STROUDVILLE ROAD              7.375            655.45         75
                                       7.125            655.45       95,000.00
    CEDAR HILL       TN   37032          5            04/15/99         00
    0411381981                           05           06/01/99          0
    0411381981                           O            05/01/14
    0


    2790162          K08/G01             F          279,000.00         ZZ
                                         180        278,110.17          1
    1055 MARYMONT DRIVE                6.875          2,488.27         78
                                       6.625          2,488.27      360,000.00
    GREENWOOD        AR   72936          2            04/16/99         00
    0411380900                           05           06/01/99          0
    0411380900                           O            05/01/14
    0


    2790164          K08/G01             F          352,500.00         ZZ
                                         180        351,363.50          1
    210 FRICK COURT                    6.750          3,119.31         75
                                       6.500          3,119.31      476,000.00
    CHAPIN           SC   29036          5            04/15/99         00
    0411351380                           05           06/01/99          0
    0411351380                           O            05/01/14
    0


    2790166          K08/G01             F          256,000.00         ZZ
                                         180        254,520.00          1
    25209 CANYON OAKS COURT            7.125          2,318.93         52
                                       6.875          2,318.93      500,000.00
    CASTRO VALLEY    CA   94552          2            04/09/99         00
    0411364664                           03           06/01/99          0
1


    0411364664                           O            05/01/14
    0


    2790175          K08/G01             F          545,000.00         ZZ
                                         180        543,261.79          1
    6216 BAHAMA SHORES DRIVE SOUTH     6.875          4,860.61         78
                                       6.625          4,860.61      700,000.00
    ST. PETERSBURG   FL   33705          2            04/15/99         00
    0411372006                           05           06/01/99          0
    0411372006                           O            05/01/14
    0


    2791679          K08/G01             F          400,000.00         ZZ
                                         180        398,738.02          1
    1229 VIA LANDETA                   7.000          3,595.31         52
                                       6.750          3,595.31      777,000.00
    PALOS VERDES ES  CA   90274          1            04/21/99         00
    0411390230                           05           06/01/99          0
    0411390230                           O            05/01/14
    0


    2791736          461/461             F          325,000.00         ZZ
                                         180        319,701.55          1
    6 PYXIE LANE                       6.750          2,875.96         75
                                       6.500          2,875.96      435,000.00
    SAN CARLOS       CA   94070          2            12/08/98         00
    9022287866                           05           02/01/99          0
    9022287866                           O            01/01/14
    0


    2791738          461/461             F          280,000.00         ZZ
                                         180        272,478.39          1
    19119 GARDEN VALLEY WAY            7.000          2,516.72         76
                                       6.750          2,516.72      372,990.00
    SALINAS          CA   93908          1            12/17/98         00
    9022308811                           05           02/01/99          0
    9022308811                           O            01/01/14
    0


    2791739          461/461             F          450,000.00         ZZ
                                         180        439,316.99          1
    11390 HIGHRIDGE CT                 7.250          4,107.89         68
                                       7.000          4,107.89      670,000.00
    CAMARILLO        CA   93011          2            01/22/99         00
    9022332399                           05           03/01/99          0
    9022332399                           O            02/01/14
    0


1


    2791740          461/461             F          262,000.00         ZZ
                                         180        260,149.90          1
    515 ANITA STREET                   6.375          2,264.34         80
                                       6.125          2,264.34      329,000.00
    REDONDO BEACH    CA   90278          2            03/17/99         00
    9022376339                           05           05/01/99          0
    9022376339                           O            04/01/14
    0


    2791741          461/461             F          296,000.00         ZZ
                                         180        291,802.37          1
    1062 BRADCLIFF DRIVE               6.625          2,598.87         66
                                       6.375          2,598.87      450,000.00
    SANTA ANA        CA   92705          2            01/22/99         00
    9022395941                           05           03/01/99          0
    9022395941                           O            02/01/14
    0


    2791742          461/461             F          950,800.00         ZZ
                                         180        944,717.69          1
    730 SANDPIPER DR                   6.875          8,479.76         64
                                       6.625          8,479.76    1,500,000.00
    LAGUNA BEACH     CA   92651          2            03/11/99         00
    9022412993                           05           05/01/99          0
    9022412993                           O            04/01/14
    0


    2791743          461/461             F          419,000.00         ZZ
                                         180        409,699.24          1
    1376 CASSINS STREET                7.125          3,795.44         57
                                       6.875          3,795.44      740,000.00
    CARLSBAD         CA   92009          2            02/01/99         00
    9022413579                           05           04/01/99          0
    9022413579                           O            03/01/14
    0


    2791744          461/461             F          249,000.00         ZZ
                                         180        246,094.82          1
    28036 SANTONA DRIVE                6.875          2,220.72         46
                                       6.625          2,220.72      543,000.00
    RANCHO PALOS VE  CA   90275          5            03/05/99         00
    9022430946                           05           05/01/99          0
    9022430946                           O            04/01/14
    0


    2791745          461/461             F          485,000.00         ZZ
                                         180        481,863.82          1
    10815 CANOGA AVENUE                6.750          4,291.82         75
                                       6.500          4,291.82      650,000.00
1


    CHATSWORTH       CA   91311          2            03/17/99         00
    9022443568                           05           05/01/99          0
    9022443568                           O            04/01/14
    0


    2791746          461/461             F          461,000.00         ZZ
                                         180        457,986.79          1
    31 RUE FONTAINEBLEAU               6.625          4,047.56         57
                                       6.375          4,047.56      810,000.00
    NEWPORT BEACH    CA   92660          2            03/12/99         00
    9022445597                           09           05/01/99          0
    9022445597                           O            04/01/14
    0


    2791747          461/461             F          262,500.00         ZZ
                                         180        260,892.04          1
    29272 KESTREL LN                   7.375          2,414.80         54
                                       7.125          2,414.80      495,000.00
    LAGUNA NIGUEL    CA   92677          2            03/16/99         00
    9022446520                           03           05/01/99          0
    9022446520                           O            04/01/14
    0


    2791748          461/461             F          250,000.00         ZZ
                                         180        248,068.48          1
    23833 STRATHERN STREET             6.875          2,229.64         61
                                       6.625          2,229.64      415,000.00
    WEST HILLS       CA   91304          2            03/08/99         00
    9022448328                           05           05/01/99          0
    9022448328                           O            04/01/14
    0


    2791749          461/461             F          350,000.00         ZZ
                                         180        347,761.02          1
    18 ISABELLA AVENUE                 6.875          3,121.50         21
                                       6.625          3,121.50    1,700,000.00
    ATHERTON         CA   94027          2            03/17/99         00
    9022456602                           05           05/01/99          0
    9022456602                           O            04/01/14
    0


    2791750          461/461             F          425,000.00         ZZ
                                         180        422,251.81          1
    15 TRILLIUM LANE                   6.750          3,760.87         75
                                       6.500          3,760.87      573,000.00
    SAN CARLOS       CA   94070          1            03/10/99         00
    9022459820                           01           05/01/99          0
    9022459820                           O            04/01/14
    0
1




    2791751          461/461             F          356,000.00         ZZ
                                         180        352,830.50          1
    20 ST PAUL LN                      7.125          3,224.76         61
                                       6.875          3,224.76      590,000.00
    LAGUNA NIGUEL    CA   92677          2            03/10/99         00
    9022461628                           05           05/01/99          0
    9022461628                           O            04/01/14
    0


    2791752          461/461             F          380,000.00         ZZ
                                         180        377,569.12          1
    150 ROUND HILL ROAD                6.875          3,389.05         34
                                       6.625          3,389.05    1,130,000.00
    TIBURON          CA   94920          2            03/12/99         00
    9022477889                           05           05/01/99          0
    9022477889                           O            04/01/14
    0


    2791753          461/461             F          303,000.00         ZZ
                                         180        302,054.39          1
    2341 SANTA FE AVENUE               7.125          2,744.67         74
                                       6.875          2,744.67      415,000.00
    TORRANCE         CA   90501          2            03/26/99         00
    9022480602                           05           06/01/99          0
    9022480602                           O            05/01/14
    0


    2791754          461/461             F          135,500.00         T
                                         180        134,696.76          1
    1654 GLENROY DRIVE                 7.750          1,275.43         47
                                       7.500          1,275.43      290,000.00
    SAN JOSE         CA   95124          2            03/24/99         00
    9022484737                           05           05/01/99          0
    9022484737                           O            04/01/14
    0


    2791755          461/461             F          120,000.00         ZZ
                                         180        119,240.59          1
    6983 CARNATION DRIVE               7.000          1,078.60         66
                                       6.750          1,078.60      183,000.00
    CARLSBAD         CA   92008          2            03/18/99         00
    9022484950                           01           05/01/99          0
    9022484950                           O            04/01/14
    0


    2791756          461/461             F          649,900.00         ZZ
                                         180        647,849.59          1
1


    745 MARINA BOULEVARD               7.000          5,841.49         37
                                       6.750          5,841.49    1,800,000.00
    SAN FRANCISCO    CA   94123          2            03/31/99         00
    9022486781                           07           06/01/99          0
    9022486781                           O            05/01/14
    0


    2791757          461/461             F          390,000.00         ZZ
                                         180        387,505.14          1
    29335 CAMBRIDGE COURT              6.875          3,478.24         44
                                       6.625          3,478.24      900,000.00
    AGOURA HILLS     CA   91301          2            03/11/99         00
    9022488852                           05           05/01/99          0
    9022488852                           O            04/01/14
    0


    2791758          461/461             F          260,000.00         ZZ
                                         180        258,318.74          1
    34777 GOLDSTONE STREET             6.750          2,300.77         80
                                       6.500          2,300.77      325,000.00
    YUCAIPA          CA   92399          2            03/12/99         00
    9022504435                           05           05/01/99          0
    9022504435                           O            04/01/14
    0


    2791759          461/461             F          319,200.00         ZZ
                                         180        318,192.94          1
    1818 NORTH WINONA DRIVE            7.000          2,869.06         71
                                       6.750          2,869.06      450,000.00
    WALNUT           CA   91789          2            03/31/99         00
    9022509939                           05           06/01/99          0
    9022509939                           O            05/01/14
    0


    2791760          461/461             F          100,000.00         ZZ
                                         180         99,684.50          1
    1008 BEST AVENUE                   7.000            898.83         67
                                       6.750            898.83      150,000.00
    COEUR D ALENE    ID   83814          2            04/08/99         00
    9022510200                           05           06/01/99          0
    9022510200                           O            05/01/14
    0


    2791761          461/461             F          409,000.00         ZZ
                                         180        406,239.53          1
    32528 PINEBLUFF PLACE              6.250          3,506.86         74
                                       6.000          3,506.86      560,000.00
    WESTLAKE VILLAG  CA   91361          2            03/24/99         00
    9022518815                           05           05/01/99          0
1


    9022518815                           O            04/01/14
    0


    2791762          461/461             F          129,000.00         ZZ
                                         180        128,165.84          1
    6239 ELMER AVENUE                  6.750          1,141.54         72
                                       6.500          1,141.54      180,000.00
    NORTH HOLLYWOOD  CA   91606          2            03/23/99         00
    9022520357                           05           05/01/99          0
    9022520357                           O            04/01/14
    0


    2791764          461/461             F          230,000.00         ZZ
                                         180        228,528.68          1
    6949 FERNCROFT AVENUE              6.875          2,051.27         80
                                       6.625          2,051.27      290,000.00
    SAN GABRIEL      CA   91775          1            03/22/99         00
    9022526099                           05           05/01/99          0
    9022526099                           O            04/01/14
    0


    2791765          461/461             F          543,750.00         ZZ
                                         180        542,053.06          1
    316 3OTH STREET                    7.125          4,925.46         75
                                       6.875          4,925.46      725,000.00
    MANHATTAN BEACH  CA   90266          5            04/07/99         00
    9022527030                           05           06/01/99          0
    9022527030                           O            05/01/14
    0


    2791766          461/461             F          357,000.00         ZZ
                                         180        354,740.79          1
    16300 CAMINO DEL SOL               7.000          3,208.82         60
                                       6.750          3,208.82      600,000.00
    LOS GATOS        CA   95032          2            03/17/99         00
    9022616619                           05           05/01/99          0
    9022616619                           O            04/01/14
    0


    2791767          461/461             F          278,000.00         ZZ
                                         180        276,123.68          1
    16254 GLEN ALDER COURT             6.250          2,383.64         78
                                       6.000          2,383.64      360,000.00
    LA MIRADA        CA   90638          2            03/16/99         00
    9022634752                           05           05/01/99          0
    9022634752                           O            04/01/14
    0


1


    2791768          461/461             F          356,000.00         ZZ
                                         180        354,876.84          1
    79820 TANGELO                      7.000          3,199.83         56
                                       6.750          3,199.83      645,000.00
    LA QUINTA        CA   92253          2            03/29/99         00
    9022634901                           05           06/01/99          0
    9022634901                           O            05/01/14
    0


    2791850          G75/G75             F          880,000.00         ZZ
                                         180        843,376.11          1
    11601 AIR VIEW LANE                7.250          8,033.20         80
                                       7.000          8,033.20    1,100,000.00
    GREAT FALLS      VA   22066          1            05/01/98         00
    03512957                             05           06/01/98          0
    03512957                             O            05/01/13
    0


    2791852          G75/G75             F          284,800.00         T
                                         180        282,000.01          1
    310 PINNACLE RIDGE RD.             6.625          2,500.53         80
                                       6.375          2,500.53      358,000.00
    BEECH MOUNTAIN   NC   28604          1            02/03/99         00
    03759288                             05           04/01/99          0
    03759288                             O            03/01/14
    0


    2791853          G75/G75             F          389,000.00         ZZ
                                         180        386,484.60          1
    6044 RAMSHORN PLACE                6.750          3,442.30         69
                                       6.500          3,442.30      565,000.00
    MCLEAN           VA   22101          2            03/01/99         00
    03783443                             05           05/01/99          0
    03783443                             O            04/01/14
    0


    2791854          G75/G75             F          261,000.00         T
                                         180        259,348.30          1
    18353 HWY 180                      7.000          2,345.95         90
                                       6.750          2,345.95      290,000.00
    STRAWN           TX   76475          2            03/29/99         14
    03763415                             05           05/01/99         25
    03763415                             O            04/01/14
    0


    2791855          G75/G75             F          600,000.00         ZZ
                                         180        594,226.16          1
    6122 OLD DOMINION DRIVE            6.875          5,351.13         80
                                       6.625          5,351.13      750,000.00
1


    MCLEAN           VA   22101          2            02/26/99         00
    03794991                             05           04/01/99          0
    03794991                             O            03/01/14
    0


    2791856          G75/G75             F          339,000.00         ZZ
                                         180        336,900.71          1
    2603 NORTHRUP DRIVE                7.250          3,094.61         77
                                       7.000          3,094.61      445,000.00
    ROCKVILLE        MD   20850          2            03/19/99         00
    03799030                             05           05/01/99          0
    03799030                             O            04/01/14
    0


    2791857          G75/G75             F          340,000.00         ZZ
                                         180        337,801.43          1
    210 GREENOCK DRIVE                 6.750          3,008.70         56
                                       6.500          3,008.70      615,000.00
    GREENVILLE       DE   19807          2            03/05/99         00
    03778000                             05           05/01/99          0
    03778000                             O            04/01/14
    0


    2791858          G75/G75             F          330,000.00         ZZ
                                         180        328,970.13          1
    921 WINDING LANE                   7.125          2,989.25         65
                                       6.875          2,989.25      515,000.00
    MEDIA            PA   19063          5            04/13/99         00
    03826990                             05           06/01/99          0
    03826990                             O            05/01/14
    0


    2792351          K08/G01             F           51,000.00         ZZ
                                         180         50,789.33          1
    9 SKYVIEW CIRCLE DRIVE             6.500            444.26         61
                                       6.250            444.26       84,000.00
    NEWCASTLE        WY   82701          2            04/19/99         00
    0411304587                           05           06/01/99          0
    0411304587                           O            05/01/14
    0


    2792354          K08/G01             F           97,400.00         ZZ
                                         180         97,085.98          1
    3544 LOWLEN COURT                  6.750            861.90         75
                                       6.500            861.90      129,900.00
    ELLICOTT CITY    MD   21042          1            04/23/99         00
    0411395155                           01           06/01/99          0
    0411395155                           O            05/01/14
    0
1




    2792376          K08/G01             F          250,000.00         ZZ
                                         180        249,219.80          1
    4853 SOMERTON DR.                  7.125          2,264.58         64
                                       6.875          2,264.58      391,000.00
    TROY             MI   48098          2            04/19/99         00
    0411383383                           05           06/01/99          0
    0411383383                           O            05/01/14
    0


    2792401          K08/G01             F           60,000.00         ZZ
                                         120         59,658.09          1
    131 MARYLAND AVENUE                7.250            704.41         57
                                       7.000            704.41      105,500.00
    PALM HARBOR      FL   34683          2            04/19/99         00
    0411366024                           05           06/01/99          0
    0411366024                           O            05/01/09
    0


    2792439          E82/G01             F          580,000.00         ZZ
                                         180        578,150.16          1
    16 SUNSET DRIVE                    6.875          5,172.76         42
                                       6.625          5,172.76    1,400,000.00
    WATSONVILLE      CA   95076          5            04/23/99         00
    0400195053                           05           06/01/99          0
    19505                                O            05/01/14
    0


    2793564          K08/G01             F           42,800.00         ZZ
                                         180         42,667.87          1
    1708 NW 39TH ST                    7.250            390.71         80
                                       7.000            390.71       53,500.00
    OKLAHOMA CITY    OK   73118          2            04/21/99         00
    0411393598                           05           06/01/99          0
    0411393598                           O            05/01/14
    0


    2794070          K08/G01             F          192,850.00         ZZ
                                         180        191,764.95          1
    22705 66TH AVENUE COURT EAST       6.375          1,666.71         95
                                       6.125          1,666.71      203,000.00
    SPANAWAY         WA   98387          2            04/09/99         04
    0411300536                           03           06/01/99         30
    0411300536                           O            05/01/14
    0


    2794335          E82/G01             F          379,000.00         ZZ
                                         180        377,791.22          1
1


    8947 LARAMIE DRIVE                 6.875          3,380.13         80
                                       6.625          3,380.13      475,000.00
    ALTA LOMA        CA   91737          2            04/26/99         00
    0400193579                           05           06/01/99          0
    0400193579                           O            05/01/14
    0


    2794669          K08/G01             F          346,000.00         ZZ
                                         180        344,884.46          1
    246 VIA NOVELLA DRIVE              6.750          3,061.79         79
                                       6.500          3,061.79      441,000.00
    APTOS            CA   95003          2            04/20/99         00
    0411374655                           03           06/01/99          0
    0411374655                           O            05/01/14
    0


    2794697          K08/G01             F           40,000.00         ZZ
                                         180         39,879.20          1
    5076 NAN LINN DRIVE                7.500            370.80         37
                                       7.250            370.80      111,000.00
    WILLOUGHBY       OH   44094          5            04/23/99         00
    0411391907                           05           06/01/99          0
    0411391907                           O            05/01/14
    0


    2794719          K08/G01             F          287,950.00         ZZ
                                         180        287,031.62          1
    19161 SKYRIDGE CIRCLE              6.875          2,568.09         75
                                       6.625          2,568.09      383,942.00
    BOCA RATON       FL   33498          1            04/28/99         00
    0411385388                           03           06/01/99          0
    0411385388                           O            05/01/14
    0


    2794731          K08/G01             F           40,500.00         ZZ
                                         180         40,376.34          1
    2410 22ND STREET                   7.375            372.57         90
                                       7.125            372.57       45,000.00
    GULFPORT         MS   39501          1            04/28/99         10
    0411351760                           05           06/01/99         12
    0411351760                           O            05/01/14
    0


    2794740          K08/G01             F           96,000.00         ZZ
                                         180         95,703.65          1
    27516 WESTCOTT                     7.250            876.35         50
                                       7.000            876.35      195,000.00
    FARMINGTON HILL  MI   48334          2            04/23/99         00
    0411394893                           05           06/01/99          0
1


    0411394893                           O            05/01/14
    0


    2795405          E82/G01             F          212,700.00         ZZ
                                         180        212,043.40          1
    102 LEE DRIVE                      7.250          1,941.66         80
                                       7.000          1,941.66      268,000.00
    NORTH HALEDON    NJ   07508          2            04/27/99         00
    0400197372                           05           06/01/99          0
    0400197372                           O            05/01/14
    0


    2795518          696/G01             F          399,600.00         ZZ
                                         180        398,325.53          1
    12522 KNOLLBROOK DRIVE             6.875          3,563.85         50
                                       6.625          3,563.85      810,000.00
    CLIFTON          VA   20124          2            04/28/99         00
    0431306604                           03           06/01/99          0
    24499065                             O            05/01/14
    0


    2796013          K08/G01             F           40,000.00         ZZ
                                         180         39,872.43          1
    1226 S. MONACO PARKWAY UNIT        6.875            356.74         48
    #A102                              6.625            356.74       83,500.00
    DENVER           CO   80224          1            04/30/99         00
    0411262231                           01           06/01/99          0
    0411262231                           O            05/01/14
    0


    2796044          K08/G01             F           26,300.00         ZZ
                                         180         26,219.70          1
    1203 BRITTANY PARKWAY              7.375            241.94         19
                                       7.125            241.94      142,000.00
    BALLWIN          MO   63011          5            04/26/99         00
    0411391246                           03           06/01/99          0
    0411391246                           O            05/01/14
    0


    2796113          K08/G01             F          150,000.00         ZZ
                                         180        149,505.84          1
    1704 HIDDEN HILLS ROAD             6.500          1,306.66         64
                                       6.250          1,306.66      235,000.00
    GATLINBURAG      TN   37738          2            04/26/99         00
    0411349533                           08           06/01/99          0
    0411349533                           O            05/01/14
    0


1


    2796141          K08/G01             F           79,500.00         ZZ
                                         180         79,259.91          1
    2348 STONEHAVEN ROAD               7.500            736.97         75
                                       7.250            736.97      106,000.00
    KERNSVILLE       NC   27284          2            04/26/99         00
    0411398555                           05           06/01/99          0
    0411398555                           O            05/01/14
    0


    2796264          E82/G01             F          346,750.00         ZZ
                                         180        345,679.60          1
    19 COUNTRY PLACE                   7.250          3,165.35         73
                                       7.000          3,165.35      475,000.00
    LEBANON          NJ   08833          2            04/30/99         00
    0400199402                           05           06/01/99          0
    1556070                              O            05/01/14
    0


    2797186          K08/G01             F          269,000.00         ZZ
                                         180        268,151.32          1
    327 NORTH BROADWAY                 7.000          2,417.85         63
                                       6.750          2,417.85      432,000.00
    NYACK            NY   10960          5            04/28/99         00
    0411366685                           05           06/01/99          0
    0411366685                           O            05/01/14
    0


    2797193          K08/G01             F          181,700.00         ZZ
                                         180        181,101.41          1
    27614 132ND AVENUE SOUTHE          6.500          1,582.80         70
                                       6.250          1,582.80      260,000.00
    KENT             WA   98042          2            04/23/99         00
    0411375181                           05           06/01/99          0
    0411375181                           O            05/01/14
    0


    2797221          K08/G01             F          154,250.00         ZZ
                                         180        153,779.01          1
    1560 OTTINGER ROAD                 7.375          1,418.98         65
                                       7.125          1,418.98      240,000.00
    ROANOKE          TX   76262          5            04/28/99         00
    0411374713                           05           06/01/99          0
    0411374713                           O            05/01/14
    0


    2797347          E82/G01             F          314,500.00         ZZ
                                         180        312,638.58          1
    10420 CITY LIGHTS DRIVE N          7.000          2,826.81         69
                                       6.750          2,826.81      458,000.00
1


    ALBUQUERQUE      NM   87111          2            04/30/99         00
    0400197539                           05           06/01/99          0
    0400197539                           O            05/01/14
    0


    2797763          K08/G01             F          160,000.00         ZZ
                                         180        159,460.33          1
    26012 DUNDEE DRIVE                 6.750          1,415.86         63
                                       6.500          1,415.86      258,000.00
    LAKE FOREST      CA   92630          2            04/26/99         00
    0411215189                           03           06/01/99          0
    0411215189                           O            05/01/14
    0


    2797773          K08/G01             F           37,000.00         ZZ
                                         180         36,876.79          1
    8006 SOUTH YUKON WAY               6.375            319.77         13
                                       6.125            319.77      300,000.00
    LITTLETON        CO   80128          5            04/29/99         00
    0411412661                           05           06/01/99          0
    0411412661                           O            05/01/14
    0


    2799300          K08/G01             F          104,000.00         ZZ
                                         180        103,678.95          1
    6475 S 275 E                       7.250            949.38         49
                                       7.000            949.38      215,000.00
    LEBANON          IN   46052          2            04/30/99         00
    0411400823                           05           06/01/99          0
    0411400823                           O            05/01/14
    0


    2799514          E82/G01             F          262,500.00         ZZ
                                         180        262,500.00          1
    5017 ALAN AVENUE                   6.875          2,341.12         78
                                       6.625          2,341.12      339,000.00
    SAN JOSE         CA   95124          2            05/03/99         00
    0400202990                           05           07/01/99          0
    1610496                              O            06/01/14
    0


    2799574          076/076             F          425,000.00         ZZ
                                         180        422,281.25          1
    155 OLD STONEWALL                  6.875          3,790.39         56
                                       6.625          3,790.39      760,000.00
    EASTON           CT   06612          1            03/26/99         00
    0193612                              05           05/01/99          0
    0193612                              O            04/01/14
    0
1




    2799575          076/076             F          440,000.00         ZZ
                                         180        435,720.19          1
    4513 13TH                          6.750          3,893.61         80
                                       6.500          3,893.61      550,000.00
    LUBBOCK          TX   79416          2            02/24/99         00
    0770297                              05           04/01/99          0
    0770297                              O            03/01/14
    0


    2799576          076/076             F          281,250.00         ZZ
                                         180        279,450.84          1
    125 NOB HILL RD                    6.875          2,508.34         75
                                       6.625          2,508.34      375,000.00
    CHESHIRE         CT   06410          5            03/22/99         00
    1399068                              05           05/01/99          0
    1399068                              O            04/01/14
    0


    2799577          076/076             F          600,000.00         ZZ
                                         180        596,203.02          1
    70 STARRETT DR                     7.000          5,392.97         72
                                       6.750          5,392.97      835,000.00
    CHARLESTOWN      RI   02813          2            03/01/99         00
    1400855                              05           05/01/99          0
    1400855                              O            04/01/14
    0


    2799578          076/076             F          352,500.00         ZZ
                                         180        350,245.04          1
    26 DUNSTER DR                      6.875          3,143.79         75
                                       6.625          3,143.79      470,000.00
    STOW             MA   01775          5            03/23/99         00
    7284934                              05           05/01/99          0
    7284934                              O            04/01/14
    0


    2799579          076/076             F          300,000.00         T
                                         180        297,054.47          1
    1867    PEREGRINE LN               6.750          2,654.73         71
                                       6.500          2,654.73      426,000.00
    SILVERTHORNE     CO   80498          1            03/12/99         00
    7298123                              03           05/01/99          0
    7298123                              O            04/01/14
    0


    2799580          076/076             F          322,430.00         T
                                         180        319,425.91          1
1


    4332  ROCK CANYON CV               7.250          2,943.35         52
                                       7.000          2,943.35      625,000.00
    LAGO VISTA       TX   78654          1            03/01/99         00
    7326111                              05           04/01/99          0
    7326111                              O            03/01/14
    0


    2799581          076/076             F          377,300.00         ZZ
                                         180        373,708.04          1
    3809 TREVINO DR                    7.000          3,391.28         77
                                       6.750          3,391.28      490,000.00
    ROUND ROCK       TX   78664          1            03/01/99         00
    7326126                              03           04/01/99          0
    7326126                              O            03/01/14
    0


    2799582          076/076             F          460,000.00         ZZ
                                         180        455,554.55          1
    100 LAUREL LN                      7.000          4,134.62         80
                                       6.750          4,134.62      580,000.00
    DANIELS          WV   25832          2            02/22/99         00
    7346969                              05           04/01/99          0
    7346969                              O            03/01/14
    0


    2799583          076/076             F          620,000.00         ZZ
                                         180        615,859.83          1
    110G    HUNTINGTON RD              6.375          5,358.35         54
                                       6.125          5,358.35    1,160,000.00
    NEWTON           MA   02458          1            03/17/99         00
    7396311                              01           05/01/99          0
    7396311                              O            04/01/14
    0


    2799584          076/076             F          280,000.00         ZZ
                                         180        278,189.42          1
    321 BEVERLY DR                     6.750          2,477.75         70
                                       6.500          2,477.75      405,000.00
    LAFAYETTE        LA   70503          5            03/19/99         00
    7820197                              05           05/01/99          0
    7820197                              O            04/01/14
    0


    2799585          076/076             F          268,000.00         ZZ
                                         180        266,285.60          1
    2533 RAINBOW DR                    6.875          2,390.17         80
                                       6.625          2,390.17      335,000.00
    LAFAYETTE        IN   47904          2            03/26/99         00
    7830863                              05           05/01/99          0
1


    7830863                              O            04/01/14
    0


    2799586          076/076             F          346,300.00         ZZ
                                         180        344,101.47          1
    2037    PEACHTREE LN               7.000          3,112.65         68
                                       6.750          3,112.65      515,000.00
    WICHITA FALLS    TX   76308          2            03/15/99         00
    7831793                              05           05/01/99          0
    7831793                              O            04/01/14
    0


    2799587          076/076             F          360,000.00         ZZ
                                         180        357,746.33          1
    2616    EVERGREEN WYNDE            7.125          3,261.00         75
                                       6.875          3,261.00      480,000.00
    LOUISVILLE       KY   40223          5            03/25/99         00
    7841038                              05           05/01/99          0
    7841038                              O            04/01/14
    0


    2799588          076/076             F          262,500.00         ZZ
                                         180        259,946.70          1
    44 BRAINARD RD                     6.750          2,322.89         75
                                       6.500          2,322.89      350,000.00
    EAST LYME        CT   06357          5            02/05/99         00
    8379614                              05           04/01/99          0
    8379614                              O            03/01/14
    0


    2799589          076/076             F          363,000.00         ZZ
                                         180        360,677.86          1
    39 HOLTON LANE                     6.875          3,237.44         39
                                       6.625          3,237.44      940,000.00
    ESSEX FELLS      NJ   07021          5            03/08/99         00
    8380475                              05           05/01/99          0
    8380475                              O            04/01/14
    0


    2799590          076/076             F          317,000.00         ZZ
                                         180        314,950.17          1
    13 OLD PURDY STATION               6.750          2,805.17         64
                                       6.500          2,805.17      500,000.00
    NEWTOWN          CT   06470          5            03/25/99         00
    8941885                              05           05/01/99          0
    8941885                              O            04/01/14
    0


1


    2799591          076/076             F          451,350.00         ZZ
                                         180        446,959.81          1
    411 N GRANT                        6.750          3,994.04         51
                                       6.500          3,994.04      900,000.00
    HINSDALE         IL   60521          2            02/26/99         00
    8988589                              05           04/01/99          0
    8988589                              O            03/01/14
    0


    2799592          076/076             F          488,900.00         ZZ
                                         168        485,412.80          1
    848 REVERE DR                      6.875          4,539.61         59
                                       6.625          4,539.61      840,000.00
    ST LOUIS         MO   63141          2            03/11/99         00
    9011125                              03           05/01/99          0
    9011125                              O            04/01/13
    0


    2799593          076/076             F          404,200.00         ZZ
                                         180        401,586.30          1
    816 NE BROOKHAVEN SPRINGS          6.750          3,576.81         73
                                       6.500          3,576.81      555,000.00
    ATLANTA          GA   30342          2            03/23/99         00
    9027168                              05           05/01/99          0
    9027168                              O            04/01/14
    0


    2799594          076/076             F          272,000.00         ZZ
                                         180        270,241.15          1
    8000  W 143RD PL                   6.750          2,406.96         79
                                       6.500          2,406.96      347,000.00
    ORLAND PARK      IL   60462          2            03/17/99         00
    9042885                              05           05/01/99          0
    9042885                              O            04/01/14
    0


    2799595          076/076             F          315,000.00         ZZ
                                         180        312,963.12          1
    15213   MAC INTYRE LN              6.750          2,787.46         75
                                       6.500          2,787.46      420,000.00
    WOODSTOCK        IL   60098          5            03/04/99         00
    9091005                              05           05/01/99          0
    9091005                              O            04/01/14
    0


    2799596          076/076             F          270,400.00         ZZ
                                         180        268,237.86          1
    2107 WOODTOP WAY                   6.250          2,318.48         80
                                       6.000          2,318.48      338,000.00
1


    BEL AIR          MD   21015          2            03/31/99         00
    9110498                              05           05/01/99          0
    9110498                              O            04/01/14
    0


    2799597          076/076             F          432,000.00         ZZ
                                         180        429,148.43          1
    13634 WINTER CREEK CT              7.000          3,882.94         80
                                       6.750          3,882.94      540,000.00
    HOUSTON          TX   77077          1            03/10/99         00
    9133557                              03           05/01/99          0
    9133557                              O            04/01/14
    0


    2799598          076/076             F          306,000.00         ZZ
                                         180        304,063.55          1
    3009  SHANDWICK CT                 7.000          2,750.41         73
                                       6.750          2,750.41      422,000.00
    BIRMINGHAM       AL   35242          5            03/19/99         00
    9170785                              03           05/01/99          0
    9170785                              O            04/01/14
    0


    2799599          076/076             F          384,000.00         ZZ
                                         180        381,490.09          1
    3720  RIVER MANSION                6.625          3,371.50         70
                                       6.375          3,371.50      550,000.00
    DULUTH           GA   30096          1            03/24/99         00
    9259276                              05           05/01/99          0
    9259276                              O            04/01/14
    0


    2799600          076/076             F          371,000.00         ZZ
                                         180        368,601.01          1
    5101  E 6TH AVE                    6.750          3,283.01         75
                                       6.500          3,283.01      495,000.00
    DENVER           CO   80220          5            03/26/99         00
    9276687                              05           05/01/99          0
    9276687                              O            04/01/14
    0


    2799601          076/076             F          265,500.00         ZZ
                                         180        262,972.39          1
    7544 NW 206TH ST                   7.000          2,386.39         90
                                       6.750          2,386.39      295,000.00
    EDMOND           OK   73003          2            02/16/99         12
    9476672                              05           04/01/99         25
    9476672                              O            03/01/14
    0
1




    2799602          076/076             F          300,000.00         ZZ
                                         180        297,975.20          1
    97      TOXTETH STREET             6.250          2,572.27         55
                                       6.000          2,572.27      550,000.00
    BROOKLINE        MA   02446          5            03/26/99         00
    9744767                              05           05/01/99          0
    9744767                              O            04/01/14
    0


    2799603          076/076             F          391,500.00         ZZ
                                         180        388,913.49          1
    108 OLD EASTON TPKE                6.500          3,410.39         64
                                       6.250          3,410.39      620,000.00
    WESTON           CT   06883          1            03/10/99         00
    0193467                              05           05/01/99          0
    0193467                              O            04/01/14
    0


    2799604          076/076             F          400,000.00         ZZ
                                         180        397,441.19          1
    65      STONES THROW RD            6.875          3,567.42         52
                                       6.625          3,567.42      780,000.00
    EASTON           CT   06612          5            03/25/99         00
    0193504                              05           05/01/99          0
    0193504                              O            04/01/14
    0


    2799799          E82/G01             F          220,500.00         ZZ
                                         180        220,500.00          1
    11 LINCOLN DRIVE                   7.125          1,997.36         63
                                       6.875          1,997.36      350,000.00
    NEW BOSTON       NH   03070          2            05/06/99         00
    0400199139                           05           07/01/99          0
    1585869                              O            06/01/14
    0


    2799803          E82/G01             F          296,000.00         ZZ
                                         180        296,000.00          1
    9756 FORTUNE DRIVE                 6.875          2,639.89         80
                                       6.625          2,639.89      370,000.00
    FISHERS          IN   46038          2            05/05/99         00
    0400201778                           03           07/01/99          0
    1563297                              O            06/01/14
    0


    2799804          E82/G01             F          228,000.00         ZZ
                                         180        228,000.00          1
1


    36 NEW JERSEY STREET               7.125          2,065.30         71
                                       6.875          2,065.30      325,000.00
    DIX HILLS        NY   11746          2            05/05/99         00
    0400198040                           05           07/01/99          0
    1508835                              O            06/01/14
    0


    2799805          E82/G01             F          264,400.00         ZZ
                                         180        264,400.00          1
    4180 LYBYER AVENUE                 7.000          2,376.50         72
                                       6.750          2,376.50      370,000.00
    MIAMI            FL   33133          2            05/06/99         00
    0400201018                           05           07/01/99          0
    1499804                              O            06/01/14
    0


    2800385          K08/G01             F           76,000.00         T
                                         180         75,534.45          1
    16168 SOUTH MORNINGSIDE D          7.375            699.15         80
                                       7.125            699.15       95,000.00
    WASCOTTE         WI   54838          1            03/26/99         00
    0411358492                           05           05/01/99          0
    0411358492                           O            04/01/14
    0


    2800410          E82/G01             F          320,000.00         ZZ
                                         180        320,000.00          1
    11522 ARROW POINT DRIVE NE         7.125          2,898.66         42
                                       6.875          2,898.66      775,000.00
    BAINBRIDGE       WA   98110          2            05/07/99         00
    0400200127                           05           07/01/99          0
    20012                                O            06/01/14
    0


    2801541          K08/G01             F           62,000.00         ZZ
                                         180         62,000.00          1
    1212 GLEN COVE DRIVE               7.500            574.75         32
                                       7.250            574.75      198,000.00
    RICHARDSON       TX   75080          5            05/05/99         00
    0411394042                           05           07/01/99          0
    0411394042                           O            06/01/14
    0


    2801546          K08/G01             F          127,500.00         ZZ
                                         180        127,500.00          1
    729 RIDGEMONT DRIVE                7.000          1,146.01         75
                                       6.750          1,146.01      170,000.00
    ALLEN            TX   75002          5            05/05/99         00
    0411370463                           05           07/01/99          0
1


    0411370463                           O            06/01/14
    0


    2801569          K08/G01             F          307,000.00         ZZ
                                         180        307,000.00          1
    17413 JENECE COURT                 6.625          2,695.44         62
                                       6.375          2,695.44      502,000.00
    MORGAN HILL      CA   95037          2            04/30/99         00
    0411384878                           05           07/01/99          0
    0411384878                           O            06/01/14
    0


    2801575          K08/G01             F          340,000.00         ZZ
                                         180        340,000.00          1
    8908 SAGE VALLEY ROAD              6.625          2,985.18         59
                                       6.375          2,985.18      580,000.00
    LONGMONT         CO   80503          5            05/05/99         00
    0411388473                           03           07/01/99          0
    0411388473                           O            06/01/14
    0


    2801579          K08/G01             F           95,000.00         ZZ
                                         180         95,000.00          1
    646 NORTH THIRD STREET             6.500            827.55         58
                                       6.250            827.55      165,000.00
    MONTROSE         CO   81401          5            05/05/99         00
    0411408958                           05           07/01/99          0
    0411408958                           O            06/01/14
    0


    2801583          K08/G01             F           49,000.00         ZZ
                                         180         49,000.00          1
    109 NW MORFORD DRIVE               6.875            437.01         52
                                       6.625            437.01       95,000.00
    LAWTON           OK   73507          5            05/05/99         00
    0411397011                           05           07/01/99          0
    0411397011                           O            06/01/14
    0


    2801710          E82/G01             F          249,700.00         ZZ
                                         180        248,812.21          1
    5005 HIGHWAY 79                    7.000          2,244.37         43
                                       6.750          2,244.37      585,000.00
    JULIAN           CA   92036          2            04/30/99         00
    0400194965                           05           06/01/99          0
    1545708                              O            05/01/14
    0


1


    2801712          E82/G01             F          248,000.00         ZZ
                                         180        248,000.00          1
    1309 WEST 20TH STREET              7.000          2,229.09         73
                                       6.750          2,229.09      340,000.00
    YUMA             AZ   85364          2            05/06/99         00
    0400200671                           05           07/01/99          0
    1596998                              O            06/01/14
    0


    2803133          K08/G01             F          351,000.00         ZZ
                                         180        351,000.00          1
    6054 S. AKRON WAY                  7.500          3,253.81         90
                                       7.250          3,253.81      390,000.00
    ENGLEWOOD        CO   80111          2            05/06/99         01
    0411413743                           03           07/01/99         25
    0411413743                           O            06/01/14
    0


    2803224          E82/G01             F          275,500.00         ZZ
                                         180        275,500.00          1
    9454 WINSTON DRIVE                 6.875          2,457.06         48
                                       6.625          2,457.06      580,000.00
    BRENTWOOD        TN   37027          2            05/10/99         00
    0400203469                           05           07/01/99          0
    1605651                              O            06/01/14
    0


    2804908          K08/G01             F           73,000.00         ZZ
                                         180         73,000.00          1
    5426 LANDIS AVENUE                 7.250            666.39         79
                                       7.000            666.39       93,000.00
    PORT ORANGE      FL   32127          2            05/07/99         00
    0411391667                           05           07/01/99          0
    0411391667                           O            06/01/14
    0


    2805055          E82/G01             F          258,000.00         ZZ
                                         180        258,000.00          1
    2771 EAST PALMA WAY                6.875          2,300.98         69
                                       6.625          2,300.98      378,000.00
    SALT LAKE CITY   UT   84121          2            05/12/99         00
    0400203501                           05           07/01/99          0
    1749767                              O            06/01/14
    0


    2805056          E82/G01             F          255,600.00         ZZ
                                         180        255,600.00          1
    48W402 CHANDELLE DRIVE             7.000          2,297.41         76
                                       6.750          2,297.41      340,000.00
1


    HAMPSHIRE        IL   60140          2            05/11/99         00
    0400200929                           05           07/01/99          0
    1652006                              O            06/01/14
    0


    2806774          K08/G01             F          154,000.00         ZZ
                                         180        154,000.00          1
    2146 HUNTERBROOK ROAD              6.750          1,362.76         71
                                       6.500          1,362.76      218,000.00
    YORKTOWN         NY   10598          2            05/10/99         00
    0411377633                           05           07/01/99          0
    0411377633                           O            06/01/14
    0


    2806810          K08/G01             F          102,500.00         ZZ
                                         180        102,500.00          3
    804 LAFARGE AVENUE                 7.375            942.92         47
                                       7.125            942.92      220,000.00
    LOUISVILLE       CO   80027          2            05/10/99         00
    0411418155                           05           07/01/99          0
    0411418155                           O            06/01/14
    0


    2806826          K08/G01             F           85,000.00         ZZ
                                         180         85,000.00          1
    300 HOLMES AVENUE                  7.125            769.96         56
                                       6.875            769.96      154,000.00
    BUTTE            MT   59701          5            05/10/99         00
    0411411192                           05           07/01/99          0
    0411411192                           O            06/01/14
    0


    2806965          E82/G01             F          222,050.00         ZZ
                                         180        222,050.00          1
    2681 S.W. 151ST PLACE              7.000          1,995.85         35
                                       6.750          1,995.85      650,000.00
    BURIEN           WA   98166          2            05/13/99         00
    0400200804                           05           07/01/99          0
    1614064                              O            06/01/14
    0


    2808373          K08/G01             F          400,000.00         T
                                         180        400,000.00          1
    909 SOUTHWOOD BOULEVARD            6.875          3,567.42         56
                                       6.625          3,567.42      725,000.00
    INCLINE VILLAGE  NV   89451          2            05/06/99         00
    0411392947                           01           07/01/99          0
    0411392947                           O            06/01/14
    0
1




    2808383          K08/G01             F           81,200.00         ZZ
                                         180         81,200.00          1
    146 CHERRY STREET                  7.000            729.85         65
                                       6.750            729.85      125,000.00
    JERSEY CITY      NJ   07305          5            05/12/99         00
    0411360209                           01           07/01/99          0
    0411360209                           O            06/01/14
    0


    2808387          K08/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
    7226 DESCO DRIVE                   7.125          3,623.32         68
                                       6.875          3,623.32      590,000.00
    DALLAS           TX   75225          5            05/12/99         00
    0411409287                           05           07/01/99          0
    0411409287                           O            06/01/14
    0


    2809087          K08/G01             F          123,000.00         ZZ
                                         180        123,000.00          1
    7514 N. OAKLEY                     7.250          1,122.82         75
                                       7.000          1,122.82      164,000.00
    CHICAGO          IL   60645          1            05/18/99         00
    0411429442                           05           07/01/99          0
    0411429442                           O            06/01/14
    0


    2809680          K08/G01             F           55,500.00         ZZ
                                         120         55,188.09          1
    101 AIRPORT AVENUE                 7.500            658.79         75
                                       7.250            658.79       74,000.00
    SARATOGA         WY   82331          5            05/03/99         00
    0411378714                           05           06/01/99          0
    0411378714                           O            05/01/09
    0


    2809733          E82/G01             F          248,700.00         T
                                         180        248,700.00          1
    0315 SOUTH PARK AVENUE             7.250          2,270.29         45
                                       7.000          2,270.29      555,000.00
    BRECKENRIDGE     CO   80424          2            05/21/99         00
    0400206454                           03           07/01/99          0
    1470968                              O            06/01/14
    0


    2809736          E82/G01             F          288,500.00         ZZ
                                         180        288,500.00          1
1


    524 OVERBROOK ROAD                 6.750          2,552.96         68
                                       6.500          2,552.96      425,000.00
    BLOOMFIELD HILL  MI   48304          2            05/19/99         00
    0400201109                           05           07/01/99          0
    1527759                              O            06/01/14
    0


    2810353          E82/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
    6704 BONAVENTURE COURT             6.750          3,539.64         35
                                       6.500          3,539.64    1,160,000.00
    BETHESDA         MD   20817          5            05/20/99         00
    0400202669                           05           07/01/99          0
    0400202669                           O            06/01/14
    0


    2810357          E82/G01             F          409,500.00         ZZ
                                         180        409,500.00          1
    12074 PRADERA ROAD                 6.875          3,652.14         59
                                       6.625          3,652.14      700,000.00
    CAMARILLO        CA   93012          2            05/19/99         00
    0400205563                           05           07/01/99          0
    1607215                              O            06/01/14
    0


    2810805          461/461             F          297,000.00         ZZ
                                         180        296,021.56          1
    23 URBINO                          6.500          2,587.19         77
                                       6.250          2,587.19      389,000.00
    IRVINE           CA   92620          2            04/08/99         00
    9022391346                           05           06/01/99          0
    9022391346                           O            05/01/14
    0


    2810809          461/461             F          285,000.00         ZZ
                                         180        284,194.47          1
    751 SPRINGWOOD DRIVE               8.250          2,764.91         66
                                       8.000          2,764.91      437,000.00
    SAN JOSE         CA   95129          2            04/07/99         00
    9022485304                           05           06/01/99          0
    9022485304                           O            05/01/14
    0


    2810812          461/461             F          130,000.00         ZZ
                                         180        129,585.37          1
    4133 AVENIDA SEVILLA               6.875          1,159.42         73
                                       6.625          1,159.42      180,000.00
    CYPRESS          CA   90630          2            04/09/99         00
    9022522742                           05           06/01/99          0
1


    9022522742                           O            05/01/14
    0


    2810816          461/461             F          375,000.00         ZZ
                                         180        373,777.83          1
    113 SPINDRIFT DRIVE                6.625          3,292.48         72
                                       6.375          3,292.48      525,000.00
    RANCHO PALOS VE  CA   90275          5            04/16/99         00
    9022640080                           05           06/01/99          0
    9022640080                           O            05/01/14
    0


    2810825          461/461             F          150,000.00         ZZ
                                         180        148,044.30          1
    6747 LOFTY VIEW POINT              6.625          1,317.00         65
                                       6.375          1,317.00      233,000.00
    SAN DIEGO        CA   92120          2            04/23/99         00
    9022564165                           05           06/01/99          0
    9022564165                           O            05/01/14
    0


    2810827          461/461             F          285,000.00         ZZ
                                         180        284,081.13          1
    21852 GARDENVIEW LANE              6.750          2,522.00         63
                                       6.500          2,522.00      453,000.00
    CUPERTINO        CA   95014          2            04/07/99         00
    9022636211                           05           06/01/99          0
    9022636211                           O            05/01/14
    0


    2810828          461/461             F          248,000.00         ZZ
                                         180        247,234.43          1
    13641 LYON PLACE                   7.250          2,263.90         67
                                       7.000          2,263.90      375,000.00
    LA MIRADA        CA   90638          2            04/20/99         00
    9022640189                           05           06/01/99          0
    9022640189                           O            05/01/14
    0


    2810830          461/461             F          170,600.00         ZZ
                                         180        170,055.89          1
    24644 WILLOW TERRACE               6.875          1,521.51         68
                                       6.625          1,521.51      250,900.00
    LOS ANGELES      CA   90710          1            04/21/99         00
    9022581227                           01           06/01/99          0
    9022581227                           O            05/01/14
    0


1


    2811262          E82/G01             F          249,400.00         ZZ
                                         180        249,400.00          1
    1713 LAS GALLINAS AVENUE           6.875          2,224.28         58
                                       6.625          2,224.28      430,000.00
    SAN RAFAEL       CA   94903          2            05/20/99         00
    0400203832                           05           07/01/99          0
    1544029                              O            06/01/14
    0


    2811731          K08/G01             F          273,750.00         ZZ
                                         180        273,750.00          1
    7401 WINDMILL COURT                7.000          2,460.54         75
                                       6.750          2,460.54      365,000.00
    ALEXANDRIA       VA   22307          5            05/19/99         00
    0411402936                           03           07/01/99          0
    0411402936                           O            06/01/14
    0


    2811744          K08/G01             F           44,000.00         ZZ
                                         180         44,000.00          1
    1721 JIM ARMSTRONG ROAD            7.000            395.48         68
                                       6.750            395.48       65,000.00
    KNOXVILLE        TN   37914          2            05/19/99         00
    0411400476                           05           07/01/99          0
    0411400476                           O            06/01/14
    0


    2812308          E82/G01             F           88,600.00         ZZ
                                         180         88,600.00          1
    305 GRIFFIN POND ROAD              7.250            808.80         70
                                       7.000            808.80      128,000.00
    CLARKS SUMMIT    PA   18411          2            05/24/99         00
    0400202214                           05           07/01/99          0
    0400202214                           O            06/01/14
    0


    2812318          E82/G01             F          406,200.00         ZZ
                                         180        406,200.00          1
    34 CHURCH STREET                   6.750          3,594.50         78
                                       6.500          3,594.50      521,000.00
    SUDBURY          MA   01776          2            05/24/99         00
    0400177952                           05           07/01/99          0
    1668252                              O            06/01/14
    0


    2812321          E82/G01             F          552,000.00         ZZ
                                         180        552,000.00          1
    2407 NALIN DRIVE                   6.750          4,884.70         70
                                       6.500          4,884.70      799,000.00
1


    BEL AIR          CA   90077          2            05/21/99         00
    0400208138                           05           07/01/99          0
    1636052                              O            06/01/14
    0


    2812362          K08/G01             F          375,000.00         ZZ
                                         180        375,000.00          1
    9171-B WATSONVILLE ROAD            7.000          3,370.61         75
                                       6.750          3,370.61      500,000.00
    GILROY           CA   95020          5            05/19/99         00
    0411383763                           05           07/01/99          0
    0411383763                           O            06/01/14
    0


    2813957          K08/G01             F          131,250.00         ZZ
                                         180        131,250.00          1
    458 MIRAMAR PLACE                  7.625          1,226.05         71
                                       7.375          1,226.05      185,000.00
    CORPUS CHRISTI   TX   78411          5            05/21/99         00
    0411393861                           05           07/01/99          0
    0411393861                           O            06/01/14
    0


    2813963          K08/G01             F          132,000.00         ZZ
                                         180        132,000.00          1
    5003 KIMBERTON COURT               7.250          1,204.98         69
                                       7.000          1,204.98      192,000.00
    TAMPA            FL   33647          1            05/28/99         00
    0411448780                           05           07/01/99          0
    0411448780                           O            06/01/14
    0


    2814115          286/286             F          490,000.00         ZZ
                                         180        483,627.24          1
    7550 WOODLAND CT                   6.750          4,336.06         77
                                       6.500          4,336.06      640,000.00
    BURR RIDGE       IL   60525          2            01/11/99         00
    0000608141                           05           03/01/99          0
    0000608141                           O            02/01/14
    0


    2814116          286/286             F          335,000.00         ZZ
                                         180        330,364.95          1
    348 FIRTH RD                       6.875          2,987.72         63
                                       6.625          2,987.72      535,000.00
    INVERNESS        IL   60067          2            05/07/99         00
    0000613964                           05           07/01/99          0
    0000613964                           O            06/01/14
    0
1




    2814117          286/286             F          299,100.00         ZZ
                                         180        298,146.05          1
    2005 MAPLE RD                      6.875          2,667.54         72
                                       6.625          2,667.54      416,000.00
    GRAFTON          WI   53024          2            04/19/99         00
    0000621381                           05           06/01/99          0
    0000621381                           O            05/01/14
    0


    2814120          286/286             F          289,750.00         ZZ
                                         180        288,855.54          1
    4910 VININGS RIDGE TRAIL           7.250          2,645.03         69
                                       7.000          2,645.03      420,000.00
    MABLETON         GA   30126          2            05/04/99         00
    0000624704                           03           06/01/99          0
    0000624704                           O            05/01/14
    0


    2814121          286/286             F          420,000.00         ZZ
                                         180        420,000.00          1
    1354 S FEDERAL                     7.000          3,775.08         75
                                       6.750          3,775.08      560,000.00
    CHICAGO          IL   60605          2            05/17/99         00
    0000625576                           03           07/01/99          0
    0000625576                           O            06/01/14
    0


    2814129          286/286             F          500,000.00         ZZ
                                         180        498,317.05          1
    36 E LAKE DR                       6.250          4,287.12         74
                                       6.000          4,287.12      680,000.00
    ANNAPOLIS        MD   21403          2            04/21/99         00
    0009421430                           05           06/01/99          0
    0009421430                           O            05/01/14
    0


    2814131          286/286             F          350,000.00         ZZ
                                         180        348,383.71          1
    14733 COLDWATER ROAD               6.875          3,121.50         74
                                       6.625          3,121.50      474,000.00
    FT WAYNE         IN   46845          2            04/26/99         00
    0009472907                           05           06/01/99          0
    0009472907                           O            05/01/14
    0


    2814132          286/286             F          300,000.00         ZZ
                                         180        299,032.77          1
1


    16 BERWICK CT                      6.750          2,654.73         75
                                       6.500          2,654.73      400,000.00
    MIAMISBURG       OH   45342          5            04/16/99         00
    0009472909                           05           06/01/99          0
    0009472909                           O            05/01/14
    0


    2814135          286/286             F          188,700.00         ZZ
                                         180        188,117.49          1
    2270 DOWNEY TER.                   7.250          1,722.58         76
                                       7.000          1,722.58      250,000.00
    BALLWIN          MO   63011          2            04/28/99         00
    0009502800                           03           06/01/99          0
    0009502800                           O            05/01/14
    0


    2814137          286/286             F          285,300.00         ZZ
                                         180        284,390.06          1
    6572 CRACKLINGTOWN RD              6.875          2,544.47         63
                                       6.625          2,544.47      454,000.00
    HUGHESVILLE      MD   20637          2            04/16/99         00
    0009513186                           05           06/01/99          0
    0009513186                           O            05/01/14
    0


    2814138          286/286             F          241,000.00         ZZ
                                         180        239,458.32          1
    6559 CALAIS CIRCLE                 6.875          2,149.37         71
                                       6.625          2,149.37      340,000.00
    INDIANAPOLIS     IN   46220          2            03/29/99         00
    0009513884                           05           05/01/99          0
    0009513884                           O            04/01/14
    0


    2814142          286/286             F          380,880.00         ZZ
                                         180        379,678.34          1
    3603 STANDISH LN                   7.000          3,423.46         77
                                       6.750          3,423.46      500,000.00
    RACINE           WI   53405          2            04/16/99         00
    0009525386                           05           06/01/99          0
    0009525386                           O            05/01/14
    0


    2814145          286/286             F          286,100.00         ZZ
                                         180        285,116.22          1
    8250 BLACKS MILL RD                6.000          2,414.28         74
                                       5.750          2,414.28      390,000.00
    THURMOMT         MD   21788          5            04/28/99         00
    0009533851                           05           06/01/99          0
1


    0009533851                           O            05/01/14
    0


    2814147          286/286             F          412,000.00         ZZ
                                         180        412,000.00          1
    35 CREST DR                        6.750          3,645.83         68
                                       6.500          3,645.83      610,000.00
    CHESTERTON       IN   46304          5            05/08/99         00
    0009538019                           05           07/01/99          0
    0009538019                           O            06/01/14
    0


    2814148          286/286             F          255,000.00         ZZ
                                         180        254,168.92          1
    3023 HIDDEN OAK DRIVE              6.625          2,238.89         63
                                       6.375          2,238.89      410,000.00
    JOHNS ISLAND     SC   29455          2            04/26/99         00
    0009538509                           03           06/01/99          0
    0009538509                           O            05/01/14
    0


    2814150          286/286             F          400,000.00         ZZ
                                         180        398,710.36          1
    102 LAKELAND DR                    6.750          3,539.64         71
                                       6.500          3,539.64      570,000.00
    MARS             PA   15046          1            04/23/99         00
    0009544637                           03           06/01/99          0
    0009544637                           O            05/01/14
    0


    2814168          E82/G01             F          150,000.00         ZZ
                                         180        150,000.00          1
    2505 SILVERFIELD LANE              7.250          1,369.29         72
                                       7.000          1,369.29      209,000.00
    EDMOND           OK   73003          2            05/25/99         00
    0400206603                           05           07/01/99          0
    1562413                              O            06/01/14
    0


    2814174          E82/G01             F          317,200.00         ZZ
                                         180        317,200.00          1
    4611 POWDER HORN ROAD              6.875          2,828.96         73
                                       6.625          2,828.96      440,000.00
    MOUNTAIN GREEN   UT   84050          2            05/27/99         00
    0400199998                           05           07/01/99          0
    1571499                              O            06/01/14
    0


1


    2818360          K08/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    7420 NATIVE OAKS LANE              7.375          2,759.77         74
                                       7.125          2,759.77      410,000.00
    IRVING           TX   75063          5            05/27/99         00
    0411449820                           03           07/01/99          0
    0411449820                           O            06/01/14
    0


    2821722          696/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
    1963 VIRGINIA AVENUE               7.500          6,025.58         75
                                       7.250          6,025.58      875,000.00
    MCLEAN           VA   22101          4            06/04/99         00
    0431348648                           05           07/01/99          0
    10099025                             O            06/01/14
    0

   TOTAL NUMBER OF LOANS   :        929

   TOTAL ORIGINAL BALANCE  :   283,938,846.61

   TOTAL PRINCIPAL BALANCE :   281,473,925.39

   TOTAL ORIGINAL P+I      :     2,542,458.78

   TOTAL CURRENT P+I       :     2,542,458.78


                             ***************************
                             *      END OF REPORT      *
                             ***************************

1

  RUN ON     : 06/21/99           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.23.53           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S15                                 CUTOFF : 06/01/99
  POOL       : 0004379
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------

      1826378                              .2500
      242,733.36                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1828449                              .2500
      332,207.80                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1842284                              .2500
       54,741.37                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1842810                              .2500
      255,894.49                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1845896                              .2500
      281,513.49                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1850013                              .2500
       55,605.99                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950
1



      1851780                              .2500
       99,407.20                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.1000                        1.1700

      1854507                              .2500
      112,827.74                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1856617                              .2500
      276,583.35                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1858349                              .2500
      156,893.99                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1864409                              .2500
       95,320.24                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1865792                              .2500
      343,474.03                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1867245                              .2500
      271,791.30                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1869569                              .2500
      274,201.33                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1869997                              .2500
      397,441.19                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1870833                              .2500
      186,656.14                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1871007                              .2500
      635,495.96                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1871564                              .2500
      153,872.45                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1872329                              .2500
      411,517.52                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1872731                              .2500
       76,138.16                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1876774                              .2500
      296,768.83                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1876994                              .2500
      160,850.48                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1878316                              .2500
      125,859.41                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1880982                              .2500
      123,208.76                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1881183                              .2500
       78,912.60                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1882738                              .2500
      305,013.43                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1883561                              .2500
      212,931.03                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1885100                              .2500
      114,318.28                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.1000                        1.1700

      1885427                              .2500
      198,678.67                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1885509                              .2500
      335,615.69                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1885536                              .2500
      307,974.96                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1886330                              .3750
      451,056.43                           .0800
            6.7500                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1886705                              .2500
      427,842.85                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1887177                              .2500
       59,908.84                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1887468                              .2500
      327,532.86                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1888758                              .2500
      286,691.50                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1888854                              .2500
      552,572.43                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1889253                              .2500
      296,987.05                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      1889922                              .2500
      628,294.02                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1890197                              .2500
      458,049.33                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1890360                              .2500
      156,135.14                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.1000                        1.1700

      1890550                              .2500
      943,922.82                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1890720                              .2500
      160,952.46                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1890989                              .2500
      118,099.79                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1891274                              .2500
      256,399.07                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1891740                              .2500
      139,075.05                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1891902                              .2500
      496,801.49                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892058                              .2500
      252,348.13                           .0300
            6.0000                         .0000
            5.7500                         .1500
            5.5700                         .0000
            5.5700                         .0000

      1892165                              .2500
       72,527.95                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1892200                              .2500
       52,956.56                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1892368                              .2500
      540,745.80                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1892465                              .2500
      151,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.1000                        1.1700

      1892701                              .2500
      187,009.02                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1892708                              .2500
      431,223.69                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1892793                              .2500
      140,500.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1892843                              .2500
       98,001.99                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1893052                              .2500
      382,263.56                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893264                              .2500
      258,182.86                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1893275                              .2500
      261,084.77                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1893284                              .2500
      277,556.73                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893286                              .2500
      394,083.79                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1893289                              .2500
      264,735.74                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1893290                              .2500
      238,249.80                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893292                              .2500
      232,288.38                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1893308                              .2500
      356,055.38                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1893319                              .2500
      351,055.44                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1893326                              .2500
      312,833.92                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1893647                              .2500
      260,250.44                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1893710                              .2500
      257,675.54                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1893760                              .2500
      116,676.04                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1893764                              .2500
      127,511.07                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1893838                              .2500
      203,258.75                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1893900                              .2500
      446,866.54                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1893912                              .2500
      993,414.13                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1893947                              .2500
       84,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1894087                              .2500
       75,519.04                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1894090                              .2500
      120,234.28                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1894323                              .2500
      295,358.08                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1894325                              .2500
      253,483.18                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1894438                              .2500
       95,869.26                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1894569                              .2500
      223,513.50                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1894657                              .2500
      326,602.62                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1894662                              .2500
      431,070.28                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1894678                              .2500
      356,460.69                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1894681                              .2500
      272,294.24                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1894821                              .2500
      447,152.26                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1895169                              .2500
      417,399.13                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1895174                              .2500
       44,712.14                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895220                              .2500
      341,799.42                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895251                              .2500
       74,015.10                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1895288                              .2500
       73,228.53                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895572                              .2500
       85,052.41                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895576                              .2500
      194,775.18                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1895604                              .2500
      791,965.47                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      1895709                              .2500
       26,231.12                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1895720                              .2500
      189,400.55                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1895878                              .2500
      112,687.89                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1895920                              .2500
      281,428.33                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1896022                              .2500
      373,594.71                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1896066                              .2500
      636,036.76                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1896449                              .2500
      310,757.73                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1896513                              .2500
      317,863.12                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      1896534                              .2500
      271,137.14                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1896552                              .2500
      149,030.06                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1896561                              .2500
      116,592.11                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1896581                              .2500
      397,413.49                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1896590                              .2500
      382,440.79                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1896591                              .2500
      645,841.94                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1896596                              .2500
      542,469.38                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1896757                              .2500
      407,581.67                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1896768                              .2500
       43,526.58                           .0800
            7.5500                         .0000
            7.3000                         .1500
            7.0700                         .0000
            6.1000                         .9700

      1896857                              .2500
      107,705.35                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1896863                              .2500
       84,462.10                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1896883                              .2500
       57,223.52                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1896898                              .2500
       37,881.41                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1896924                              .2500
      383,704.13                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1897046                              .2500
      308,016.92                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1897049                              .2500
      258,981.02                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1897053                              .2500
      377,412.36                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1897109                              .2500
      478,435.63                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1897143                              .2500
      395,671.02                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1897233                              .2500
      224,699.86                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1897376                              .2500
      259,170.76                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1897377                              .2500
      103,362.95                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1897503                              .2500
       67,517.69                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1897542                              .2500
      250,387.94                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1897574                              .2500
      372,601.13                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1897917                              .2500
      358,828.15                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1897922                              .2500
      270,278.71                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1897977                              .2500
      308,392.85                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1898205                              .2500
      332,300.57                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1898470                              .2500
      385,544.60                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1898592                              .2500
      405,333.24                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1898596                              .2500
      355,849.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1898597                              .2500
      377,516.24                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1898605                              .2500
      312,837.52                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1898620                              .2500
      273,221.77                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1898702                              .2500
      104,610.44                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1899042                              .2500
      305,057.19                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1899045                              .2500
      253,468.02                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1899118                              .2500
      224,348.93                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1899196                              .2500
      297,235.02                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950
1



      1899216                              .2500
      533,529.74                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1899233                              .2500
      252,409.93                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1899303                              .2500
      295,100.08                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1899476                              .2500
       55,290.15                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1899547                              .2500
      107,694.19                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1899675                              .2500
      261,338.56                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1899686                              .2500
      280,352.98                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1899784                              .2500
      332,899.67                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1899877                              .2500
      118,727.27                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1899885                              .2500
      355,276.67                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1899894                              .2500
      148,986.37                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1899907                              .2500
      413,676.40                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1899946                              .2500
      299,073.91                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1900174                              .2500
      300,011.29                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1900183                              .2500
      127,862.66                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1900366                              .2500
      466,441.55                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      1900384                              .2500
      264,734.38                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1900397                              .2500
      397,413.47                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1900437                              .2500
      338,692.55                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1900440                              .2500
      253,169.04                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1900450                              .2500
      201,687.33                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1900471                              .2500
      301,686.01                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1900493                              .2500
       99,380.75                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1900497                              .2500
      133,188.07                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200
1



      1900603                              .2500
      996,677.14                           .0300
            6.4000                         .0000
            6.1500                         .1500
            5.9700                         .0000
            5.9700                         .0000

      1900615                              .2500
      448,879.32                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1900624                              .2500
      200,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1900765                              .2500
      712,744.21                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1900778                              .2500
      360,857.91                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1900857                              .2500
      553,229.89                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1900962                              .2500
      199,348.18                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1900980                              .2500
      127,635.22                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1900984                              .2500
      264,868.48                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1900988                              .2500
      123,198.17                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1901009                              .2500
      363,823.21                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1902061                              .2500
      199,389.32                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1902087                              .2500
      320,532.92                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1902091                              .2500
      102,171.27                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1902092                              .2500
      377,569.12                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1902093                              .2500
      266,100.37                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      1902094                              .2500
      363,391.87                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1902095                              .2500
      333,227.79                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1902138                              .2500
      311,968.90                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1902148                              .2500
      297,050.55                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1902253                              .2500
      195,739.78                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1902284                              .2500
      373,359.04                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1902306                              .2500
      314,981.18                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1902311                              .2500
      354,749.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1902321                              .2500
      498,370.45                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1902344                              .2500
      124,406.26                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1902356                              .2500
      209,863.45                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1902420                              .2500
      119,232.35                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1902614                              .2500
      298,109.70                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      1902693                              .2500
      143,545.69                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1902719                              .2500
      322,920.96                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1902722                              .2500
      108,652.36                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1902724                              .2500
      347,281.06                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1902775                              .2500
      260,784.26                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1902779                              .2500
      347,775.48                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      1902789                              .2500
      286,185.30                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      1902824                              .2500
      270,271.23                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      1902880                              .2500
      266,250.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1903004                              .2500
      592,084.88                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903008                              .2500
      556,300.27                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1903023                              .2500
      183,905.15                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903054                              .2500
      106,525.84                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1903140                              .2500
      227,700.45                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903188                              .2500
      270,593.59                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1903190                              .2500
      181,525.48                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1903245                              .2500
      120,805.20                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1903292                              .2500
      368,819.93                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903306                              .2500
      111,355.99                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200
1



      1903311                              .2500
       85,844.41                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1903313                              .2500
      109,664.12                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1903320                              .2500
      320,436.96                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903348                              .2500
      458,532.89                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903351                              .2500
      312,065.35                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903353                              .2500
      447,145.48                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1903356                              .2500
      382,761.95                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903412                              .2500
      136,868.81                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1903458                              .2500
      647,858.63                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1903473                              .2500
      287,111.02                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1903475                              .2500
      318,924.31                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903478                              .2500
      317,930.76                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903480                              .2500
      442,122.48                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903483                              .2500
      392,828.16                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903486                              .2500
      346,522.09                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1903489                              .2500
      395,976.48                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1903544                              .2500
      274,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903669                              .2500
       84,719.97                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1903670                              .2500
       76,640.27                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1903682                              .2500
       65,787.21                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903714                              .2500
      365,829.49                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903746                              .2500
      299,053.51                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1903782                              .2500
      259,170.75                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903806                              .2500
      119,613.11                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1903882                              .2500
      298,039.12                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1903884                              .2500
      273,202.53                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1903892                              .2500
      409,307.07                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1903906                              .2500
      625,882.17                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1903907                              .2500
      316,558.94                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903914                              .2500
      623,559.59                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1903918                              .2500
      527,139.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1903920                              .2500
      298,039.12                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1903922                              .2500
      275,627.06                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1903924                              .2500
      364,626.86                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903928                              .2500
      286,934.99                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1903935                              .2500
      397,357.14                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1903937                              .2500
      596,203.02                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1903940                              .2500
      307,974.96                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903941                              .2500
      335,432.61                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1903943                              .2500
      298,080.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1903946                              .2500
      594,037.90                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1903950                              .2500
      406,012.01                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1903952                              .2500
      397,357.34                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1903956                              .2500
      331,996.34                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1903958                              .2500
      298,101.50                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1903980                              .2500
      647,858.63                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1903989                              .2500
      927,001.59                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904044                              .2500
      339,056.38                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1904046                              .2500
      105,818.71                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904093                              .2500
      362,359.70                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904114                              .2500
      300,548.78                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904178                              .2500
      275,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904216                              .2500
      423,673.66                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1904236                              .2500
      380,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904283                              .2500
      397,870.66                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1904293                              .2500
      171,469.05                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700
1



      1904420                              .2500
      190,613.14                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1904424                              .2500
      312,552.45                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904462                              .2500
      365,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904463                              .2500
      318,946.54                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904491                              .2500
      356,255.74                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1904515                              .2500
      361,448.07                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904518                              .2500
      302,686.94                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1904524                              .2500
      389,437.80                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1904528                              .2500
      302,034.23                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904530                              .2500
      397,385.51                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904535                              .2500
      342,248.28                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904538                              .2500
      272,644.65                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904539                              .2500
      398,875.72                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904540                              .2500
      265,291.98                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904541                              .2500
      312,977.06                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904543                              .2500
      372,548.91                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1904545                              .2500
      364,219.71                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1904548                              .2500
      288,104.48                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904554                              .2500
      297,143.94                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904556                              .2500
       77,651.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904578                              .2500
      591,062.72                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904582                              .2500
      383,772.09                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904583                              .2500
      281,228.36                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1904585                              .2500
      261,037.30                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1904590                              .2500
      832,608.24                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904597                              .2500
      432,064.04                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1904598                              .2500
      284,208.39                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904601                              .2500
      273,522.76                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1904602                              .2500
      485,233.86                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904606                              .2500
      555,261.71                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1904607                              .2500
      520,851.54                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904620                              .2500
       44,500.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200
1



      1904668                              .2500
      327,866.10                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904671                              .2500
      276,580.33                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904672                              .2500
      347,687.66                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1904673                              .2500
      337,744.58                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1904674                              .2500
      435,595.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904680                              .2500
      207,350.87                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1904695                              .2500
      373,790.97                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904734                              .2500
      239,234.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1904744                              .2500
      448,580.27                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904751                              .2500
      239,234.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904757                              .2500
      285,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1904796                              .2500
      286,308.08                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1904807                              .2500
      309,011.29                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904868                              .2500
      310,945.78                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904870                              .2500
      272,296.38                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904871                              .2500
      172,283.82                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.1000                        1.0450
1



      1904872                              .2500
      271,874.33                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1904875                              .2500
      413,890.46                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904878                              .2500
      289,067.39                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1904881                              .2500
      231,758.46                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904882                              .2500
      281,100.60                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1904937                              .2500
      337,695.82                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904957                              .2500
      279,087.44                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904958                              .2500
      322,875.73                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1904960                              .2500
      323,891.97                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904988                              .2500
      398,710.36                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1904995                              .2500
      270,324.78                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1904996                              .2500
      291,058.56                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905033                              .2500
      372,626.88                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1905035                              .2500
      309,011.29                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905040                              .2500
      448,564.78                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905048                              .2500
      643,677.59                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1905053                              .2500
      263,341.05                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1905057                              .2500
      338,778.98                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1905059                              .2500
      300,004.79                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1905062                              .2500
      401,488.60                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905073                              .2500
      323,009.18                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1905097                              .2500
      583,911.33                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905147                              .2500
      289,065.01                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905184                              .2500
      619,745.08                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1905193                              .2500
      354,590.49                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1905197                              .2500
      539,450.83                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905200                              .2500
      264,546.80                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905203                              .2500
      276,320.92                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1905208                              .2500
      281,523.09                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905209                              .2500
      260,784.26                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905212                              .2500
      298,153.40                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905222                              .2500
      247,080.25                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1905224                              .2500
      270,171.87                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905226                              .2500
      343,425.61                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905227                              .2500
      332,175.93                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1905237                              .2500
      429,176.37                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905251                              .2500
      279,106.98                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905259                              .2500
      296,289.74                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905265                              .2500
      347,736.77                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905266                              .2500
      299,032.77                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1905270                              .2500
      392,217.54                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905272                              .2500
      408,678.12                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905274                              .2500
      312,963.10                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905276                              .2500
      363,835.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905277                              .2500
      294,065.27                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905281                              .2500
      287,866.69                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1905300                              .2500
       81,907.73                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1905302                              .2500
      285,077.91                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1905304                              .2500
      287,267.46                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905306                              .2500
      641,930.38                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905308                              .2500
      375,926.69                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1905313                              .2500
      495,136.59                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905316                              .2500
      350,741.85                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905319                              .2500
      294,925.31                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905322                              .2500
      108,104.11                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905340                              .2500
      102,671.49                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1905363                              .2500
      405,056.53                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905593                              .2500
      289,159.76                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905630                              .2500
      246,156.69                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1905651                              .2500
       84,327.25                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1905682                              .2500
      315,003.03                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1905775                              .2500
      433,566.93                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1905833                              .2500
       22,258.38                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1905853                              .2500
      438,596.67                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1905910                              .2500
      223,642.91                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1905924                              .2500
      220,568.19                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1905927                              .2500
       66,363.44                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1905942                              .2500
      279,420.96                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1905973                              .2500
      647,913.38                           .0800
            6.8000                         .0000
            6.5500                         .1500
            6.3200                         .0000
            6.1000                         .2200

      1906059                              .2500
      379,781.66                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1906095                              .2500
      180,709.13                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1906116                              .2500
      255,192.33                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1906124                              .2500
      274,122.92                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1906171                              .2500
      264,689.32                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1906248                              .2500
      356,882.75                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1906294                              .2500
      303,009.23                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1906535                              .2500
      366,826.30                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1906538                              .2500
      294,069.28                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1906543                              .2500
      266,129.82                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1906641                              .2500
      104,665.11                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1906811                              .2500
       44,546.77                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1906863                              .2500
      242,224.98                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1906874                              .2500
      268,993.02                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1906987                              .2500
      287,071.46                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1907030                              .2500
      314,002.97                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1907056                              .2500
      270,834.54                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1907063                              .2500
      288,700.58                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1907082                              .2500
      363,532.19                           .0300
            5.8750                         .0000
            5.6250                         .1500
            5.4450                         .0000
            5.4450                         .0000
1



      1907089                              .2500
      770,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1907093                              .2500
      305,036.08                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1907106                              .2500
      378,788.03                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1907111                              .2500
      308,965.23                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1907127                              .2500
      431,922.12                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1907150                              .2500
      133,700.90                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1907163                              .2500
       95,274.28                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1907185                              .2500
      797,420.72                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1907194                              .2500
       74,270.02                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1907221                              .2500
      353,540.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1907254                              .2500
      179,419.66                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1907289                              .2500
      331,404.61                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1907304                              .2500
      384,728.36                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1907317                              .2500
      289,197.97                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1907343                              .2500
      390,736.15                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1907608                              .2500
      341,882.13                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1907693                              .2500
      135,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1907695                              .2500
      279,126.17                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1907813                              .2500
       90,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1908034                              .2500
      520,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1908056                              .2500
      169,475.21                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1908076                              .2500
      498,405.30                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1908120                              .2500
      598,086.37                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1908358                              .2500
      289,075.08                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1908389                              .2500
      423,644.52                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1908493                              .2500
      331,960.77                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1908506                              .2500
      535,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1908543                              .2500
      271,094.24                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1908551                              .2500
      289,094.96                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1908553                              .2500
      547,647.75                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1908635                              .2500
      339,500.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1908674                              .2500
      259,233.86                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      1908757                              .2500
      340,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1908987                              .2500
      421,588.39                           .0300
            6.3500                         .0000
            6.1000                         .1500
            5.9200                         .0000
            5.9200                         .0000

      1909034                              .2500
      428,658.05                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1909127                              .2500
      363,225.14                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1909315                              .2500
      128,250.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1909316                              .2500
      395,733.82                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1909370                              .2500
      301,011.25                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1909540                              .2500
      187,552.65                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      1909560                              .2500
       84,740.46                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1909614                              .2500
      287,081.46                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1909628                              .2500
      108,652.36                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1909631                              .2500
      276,624.50                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1909635                              .2500
      265,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1909649                              .2500
       99,681.07                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1909665                              .2500
      611,228.16                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1909782                              .2500
       80,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1909886                              .2500
      318,990.42                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1909887                              .2500
      396,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1910122                              .2500
      401,742.31                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1910193                              .2500
      262,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1910195                              .2500
      125,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1910203                              .2500
      164,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1910357                              .2500
      373,790.97                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1910366                              .2500
      114,633.21                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1910369                              .2500
      650,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1910441                              .2500
      309,043.05                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1910466                              .2500
      145,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1910552                              .2500
      139,572.53                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1910710                              .2500
      295,055.94                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1910737                              .2500
      145,676.64                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1910742                              .2500
       40,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1910836                              .2500
      299,032.77                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      1910839                              .2500
      352,372.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1911118                              .2500
      350,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1911129                              .2500
      325,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1911191                              .2500
      329,622.21                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1911196                              .2500
      299,032.77                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1911281                              .2500
      130,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1911282                              .2500
      308,025.12                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1911300                              .2500
      303,750.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1911396                              .2500
       34,676.74                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1911411                              .2500
      286,812.19                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1911413                              .2500
      129,159.36                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1911416                              .2500
      129,598.69                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1911488                              .2500
      385,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1911493                              .2500
      383,465.63                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1911616                              .2500
      170,433.71                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1911627                              .2500
      400,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700
1



      1911685                              .2500
      301,600.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1911686                              .2500
      310,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1911739                              .2500
      170,466.34                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1911743                              .2500
      107,022.22                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1911759                              .2500
      276,701.85                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1911993                              .2500
      214,700.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1911997                              .2500
      211,700.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1912096                              .2500
      144,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      1912140                              .2500
      518,305.26                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1912156                              .2500
      391,500.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1912184                              .2500
      311,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1912208                              .2500
      304,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1912221                              .2500
      128,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1912228                              .2500
      188,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1912253                              .2500
      258,497.85                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1912310                              .2500
      269,138.87                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1912382                              .2500
      450,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1912441                              .2500
      277,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1912473                              .2500
      320,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1912586                              .2500
      146,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1912624                              .2500
      304,831.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1912696                              .2500
      304,700.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1912715                              .2500
      325,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1912857                              .2500
      108,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700
1



      1912879                              .2500
      545,890.57                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1912885                              .2500
      263,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1912890                              .2500
      281,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1912964                              .2500
      211,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1912969                              .2500
      255,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1912976                              .2500
      276,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1912981                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1913024                              .2500
      313,500.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1913031                              .2500
      198,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1913039                              .2500
      420,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1913190                              .2500
      285,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1913262                              .2500
      316,974.73                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1913272                              .2500
      355,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1913273                              .2500
      440,375.59                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1913297                              .2500
      332,931.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1913303                              .2500
      330,864.21                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      1913317                              .2500
      463,516.94                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1913370                              .2500
      299,032.77                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1913398                              .2500
      352,400.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1913813                              .2500
      650,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1913891                              .2500
      450,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1913893                              .2500
      516,810.15                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1914156                              .2500
      179,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1914169                              .2500
      500,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1914175                              .2500
      320,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1914374                              .2500
      300,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1914448                              .2500
      218,772.56                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1914524                              .2500
      461,280.70                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1914614                              .2500
      286,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1914618                              .2500
      266,166.74                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1914927                              .2500
      542,188.47                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1914929                              .2500
      273,202.55                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      1914949                              .2500
      365,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1914954                              .2500
      352,870.97                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1915534                              .2500
      439,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1915786                              .2500
      470,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1916259                              .2500
      416,131.63                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1916499                              .2500
      303,750.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      1916504                              .2500
      272,750.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1916518                              .2500
      291,000.00                           .0800
            8.0000                         .0000
            7.7500                         .1500
            7.5200                         .0000
            6.1000                        1.4200
1



      1916524                              .2500
      523,252.56                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1916527                              .2500
      252,187.92                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1916531                              .2500
      267,240.54                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1916534                              .2500
      327,866.10                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1916536                              .2500
      335,838.56                           .0300
            6.0000                         .0000
            5.7500                         .1500
            5.5700                         .0000
            5.5700                         .0000

      1916547                              .2500
      421,413.97                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1916553                              .2500
      289,065.01                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1916642                              .2500
      328,981.30                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700
1



      1916646                              .2500
      270,315.61                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1916650                              .2500
      496,625.33                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1916655                              .2500
      391,236.25                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1916659                              .2500
      173,817.92                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1916665                              .2500
      336,728.15                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1916679                              .2500
      289,178.29                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1916683                              .2500
      459,683.92                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      1916686                              .2500
      261,565.97                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1916803                              .2500
      273,315.46                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      1916818                              .2500
      237,438.11                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1916820                              .2500
      239,552.39                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1916822                              .2500
      334,400.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1916834                              .2500
      338,119.52                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      1916838                              .2500
      345,250.76                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      1916840                              .2500
      480,332.80                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      1916852                              .2500
      353,971.05                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      1916941                              .2500
      470,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      1917637                              .2500
      265,310.33                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      1917808                              .2500
      175,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      1919802                              .2500
      235,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2752002                              .2500
       70,638.05                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2761061                              .2500
      567,915.17                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761062                              .2500
      242,972.54                           .0300
            6.1250                         .0000
            5.8750                         .1500
            5.6950                         .0000
            5.6950                         .0000

      2761081                              .2500
      314,268.69                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      2761102                              .2500
      300,484.17                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761103                              .2500
      297,018.95                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761107                              .2500
      284,346.14                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761108                              .2500
      345,706.64                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761109                              .2500
      356,350.31                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761111                              .2500
      268,903.53                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761114                              .2500
      270,359.91                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761115                              .2500
      374,986.41                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000
1



      2761121                              .2500
      391,032.94                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761125                              .2500
      246,643.36                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761135                              .2500
      244,052.83                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2761137                              .2500
      319,649.77                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761140                              .2500
      556,847.32                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2761147                              .2500
      376,223.98                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2761148                              .2500
      282,167.98                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2762058                              .2500
      255,005.97                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2762064                              .2500
      248,722.59                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2765100                              .2500
      404,667.70                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2765108                              .2500
      445,669.64                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2767515                              .2500
       45,721.27                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      2768889                              .2500
       45,715.14                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2769648                              .2500
      128,958.26                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2769651                              .2500
      357,697.06                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2769654                              .2500
       49,683.60                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2769665                              .2500
      178,873.16                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2769696                              .2500
       79,303.38                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2770392                              .2500
      119,207.20                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2770419                              .2500
       64,601.84                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2770597                              .2500
      560,649.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770599                              .2500
      247,568.29                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770601                              .2500
      168,346.44                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770602                              .2500
       98,907.37                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2770603                              .2500
      307,995.44                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770604                              .2500
      326,190.76                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2770605                              .2500
      643,744.01                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770606                              .2500
      447,026.98                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2770608                              .2500
      290,038.69                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2770609                              .2500
      237,715.07                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770610                              .2500
      324,714.76                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2770611                              .2500
      333,686.82                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      2770612                              .2500
      223,535.83                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770613                              .2500
      983,155.24                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770614                              .2500
      741,975.97                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770615                              .2500
      595,084.80                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2770616                              .2500
      434,820.63                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770617                              .2500
      643,372.92                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2770618                              .2500
      374,874.45                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2770620                              .2500
      395,737.44                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      2770621                              .2500
      303,090.65                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2770622                              .2500
      571,321.69                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770623                              .2500
      100,309.86                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770624                              .2500
      335,752.34                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2770625                              .2500
      311,910.78                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770626                              .2500
      322,004.58                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2770628                              .2500
       98,366.69                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770629                              .2500
      296,073.02                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2770630                              .2500
      311,903.08                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2770631                              .2500
      376,343.23                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770632                              .2500
      339,764.62                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2770633                              .2500
      605,281.11                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770634                              .2500
      317,908.40                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2770635                              .2500
      381,295.12                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770636                              .2500
      330,846.72                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770637                              .2500
      250,370.47                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2770639                              .2500
      298,101.50                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770640                              .2500
      380,264.89                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770642                              .2500
      343,233.19                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770929                              .2500
      393,254.67                           .0300
            6.3500                         .0000
            6.1000                         .1500
            5.9200                         .0000
            5.9200                         .0000

      2770930                              .2500
      400,961.33                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770931                              .2500
      246,510.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2770932                              .2500
      488,678.08                           .0800
            6.9000                         .0000
            6.6500                         .1500
            6.4200                         .0000
            6.1000                         .3200

      2770933                              .2500
      345,164.24                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2770934                              .2500
      610,581.74                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770935                              .2500
      250,536.92                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770936                              .2500
      371,656.59                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770938                              .2500
      296,180.79                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770939                              .2500
      373,983.20                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770941                              .2500
      335,690.09                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770942                              .2500
      486,604.50                           .0800
            6.6000                         .0000
            6.3500                         .1500
            6.1200                         .0000
            6.1000                         .0200

      2770944                              .2500
      393,920.45                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2770945                              .2500
      845,737.02                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770946                              .2500
      277,334.35                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770949                              .2500
      621,586.54                           .0800
            7.1000                         .0000
            6.8500                         .1500
            6.6200                         .0000
            6.1000                         .5200

      2770952                              .2500
      389,971.37                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770954                              .2500
      307,048.74                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770955                              .2500
      302,591.56                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770956                              .2500
      326,322.27                           .0800
            6.9000                         .0000
            6.6500                         .1500
            6.4200                         .0000
            6.1000                         .3200

      2770957                              .2500
      255,196.47                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2770958                              .2500
      468,001.70                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770959                              .2500
      355,416.93                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770960                              .2500
      594,287.90                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770961                              .2500
      491,980.98                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770962                              .2500
      259,494.94                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      2770963                              .2500
      372,420.39                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770964                              .2500
      247,431.06                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770965                              .2500
      271,585.08                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700
1



      2770966                              .2500
      305,558.72                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770967                              .2500
      461,978.85                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770969                              .2500
      592,361.61                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770970                              .2500
      346,595.60                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2770971                              .2500
      265,010.91                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      2770972                              .2500
      429,426.02                           .0800
            7.1500                         .0000
            6.9000                         .1500
            6.6700                         .0000
            6.1000                         .5700

      2770973                              .2500
      282,225.97                           .0800
            7.1500                         .0000
            6.9000                         .1500
            6.6700                         .0000
            6.1000                         .5700

      2770974                              .2500
      401,304.96                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700
1



      2770975                              .2500
      306,053.49                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770976                              .2500
      367,658.51                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770977                              .2500
      415,753.89                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770978                              .2500
      276,691.90                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770979                              .2500
      323,440.13                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770980                              .2500
      457,894.62                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      2770982                              .2500
      289,565.56                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770983                              .2500
      346,667.74                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2770984                              .2500
      498,240.68                           .0800
            7.0500                         .0000
            6.8000                         .1500
            6.5700                         .0000
            6.1000                         .4700

      2770985                              .2500
      343,003.14                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770986                              .2500
      516,695.01                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      2770987                              .2500
      452,099.16                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      2770988                              .2500
      337,637.90                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      2770989                              .2500
      434,003.00                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      2770990                              .2500
      341,687.15                           .0800
            6.9000                         .0000
            6.6500                         .1500
            6.4200                         .0000
            6.1000                         .3200

      2770991                              .2500
      254,372.92                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700
1



      2770993                              .2500
      594,199.26                           .0800
            6.9500                         .0000
            6.7000                         .1500
            6.4700                         .0000
            6.1000                         .3700

      2770994                              .2500
      355,391.86                           .0800
            6.9000                         .0000
            6.6500                         .1500
            6.4200                         .0000
            6.1000                         .3200

      2770995                              .2500
      367,658.51                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2770996                              .2500
      365,650.97                           .0800
            6.9000                         .0000
            6.6500                         .1500
            6.4200                         .0000
            6.1000                         .3200

      2771127                              .2500
       83,479.83                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2771129                              .2500
      122,701.42                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2771161                              .2500
      129,168.39                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2771195                              .2500
      107,301.64                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2771202                              .2500
      137,862.41                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2771222                              .2500
      335,861.04                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2771242                              .2500
      100,091.71                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2771244                              .2500
       67,380.15                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2771264                              .2500
      134,173.04                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2771821                              .2500
      464,874.84                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2772787                              .2500
      164,972.04                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2773727                              .2500
      122,949.78                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2773742                              .2500
      521,677.64                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2773761                              .2500
       42,464.52                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2773774                              .2500
      174,477.80                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2774935                              .2500
      149,030.89                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2774942                              .2500
       95,399.02                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2774949                              .2500
      158,976.47                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2774967                              .2500
       57,218.90                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2775235                              .2500
      303,779.17                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2776062                              .2500
      127,843.16                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2776846                              .2500
       64,794.93                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2776858                              .2500
       72,520.47                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2777277                              .2500
      266,139.17                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2777855                              .2500
       74,511.60                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2777942                              .2500
      376,794.42                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2780949                              .2500
       89,149.86                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      2780974                              .2500
       71,286.42                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.1000                        1.0450
1



      2780980                              .2500
      105,661.92                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2782657                              .2500
       54,822.68                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2782667                              .2500
      252,227.49                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2784697                              .2500
      299,022.27                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2787476                              .2500
      111,650.47                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2787477                              .2500
       55,871.24                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2787486                              .2500
      255,671.41                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2787490                              .2500
       74,760.80                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2787712                              .2500
      617,979.36                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2787716                              .2500
      332,875.79                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2788078                              .2500
       40,823.59                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2788172                              .2500
      306,550.76                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2788847                              .2500
      249,228.26                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2788853                              .2500
       38,676.25                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2788881                              .2500
       60,742.11                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2788898                              .2500
      124,605.63                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2789250                              .2500
      322,977.80                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2789529                              .2500
      108,153.95                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2789570                              .2500
      290,849.38                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2789674                              .2500
      239,259.13                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2789678                              .2500
      309,021.96                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2790136                              .2500
       94,703.52                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2790142                              .2500
       71,032.44                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2790162                              .2500
      278,110.17                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2790164                              .2500
      351,363.50                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2790166                              .2500
      254,520.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2790175                              .2500
      543,261.79                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2791679                              .2500
      398,738.02                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2791736                              .2500
      319,701.55                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2791738                              .2500
      272,478.39                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2791739                              .2500
      439,316.99                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2791740                              .2500
      260,149.90                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000
1



      2791741                              .2500
      291,802.37                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2791742                              .2500
      944,717.69                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2791743                              .2500
      409,699.24                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2791744                              .2500
      246,094.82                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2791745                              .2500
      481,863.82                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2791746                              .2500
      457,986.79                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2791747                              .2500
      260,892.04                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2791748                              .2500
      248,068.48                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2791749                              .2500
      347,761.02                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2791750                              .2500
      422,251.81                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2791751                              .2500
      352,830.50                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2791752                              .2500
      377,569.12                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2791753                              .2500
      302,054.39                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2791754                              .2500
      134,696.76                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.1000                        1.1700

      2791755                              .2500
      119,240.59                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2791756                              .2500
      647,849.59                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2791757                              .2500
      387,505.14                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2791758                              .2500
      258,318.74                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2791759                              .2500
      318,192.94                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2791760                              .2500
       99,684.50                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2791761                              .2500
      406,239.53                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2791762                              .2500
      128,165.84                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2791764                              .2500
      228,528.68                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2791765                              .2500
      542,053.06                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      2791766                              .2500
      354,740.79                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2791767                              .2500
      276,123.68                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2791768                              .2500
      354,876.84                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2791850                              .2500
      843,376.11                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2791852                              .2500
      282,000.01                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2791853                              .2500
      386,484.60                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2791854                              .2500
      259,348.30                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2791855                              .2500
      594,226.16                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2791856                              .2500
      336,900.71                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2791857                              .2500
      337,801.43                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2791858                              .2500
      328,970.13                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2792351                              .2500
       50,789.33                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2792354                              .2500
       97,085.98                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2792376                              .2500
      249,219.80                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2792401                              .2500
       59,658.09                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2792439                              .2500
      578,150.16                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2793564                              .2500
       42,667.87                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2794070                              .2500
      191,764.95                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2794335                              .2500
      377,791.22                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2794669                              .2500
      344,884.46                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2794697                              .2500
       39,879.20                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      2794719                              .2500
      287,031.62                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2794731                              .2500
       40,376.34                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2794740                              .2500
       95,703.65                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700
1



      2795405                              .2500
      212,043.40                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2795518                              .2500
      398,325.53                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2796013                              .2500
       39,872.43                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2796044                              .2500
       26,219.70                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2796113                              .2500
      149,505.84                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2796141                              .2500
       79,259.91                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      2796264                              .2500
      345,679.60                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2797186                              .2500
      268,151.32                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2797193                              .2500
      181,101.41                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2797221                              .2500
      153,779.01                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2797347                              .2500
      312,638.58                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2797763                              .2500
      159,460.33                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2797773                              .2500
       36,876.79                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2799300                              .2500
      103,678.95                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2799514                              .2500
      262,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2799574                              .2500
      422,281.25                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2799575                              .2500
      435,720.19                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799576                              .2500
      279,450.84                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2799577                              .2500
      596,203.02                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2799578                              .2500
      350,245.04                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2799579                              .2500
      297,054.47                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799580                              .2500
      319,425.91                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2799581                              .2500
      373,708.04                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2799582                              .2500
      455,554.55                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2799583                              .2500
      615,859.83                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      2799584                              .2500
      278,189.42                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799585                              .2500
      266,285.60                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2799586                              .2500
      344,101.47                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2799587                              .2500
      357,746.33                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2799588                              .2500
      259,946.70                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799589                              .2500
      360,677.86                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2799590                              .2500
      314,950.17                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2799591                              .2500
      446,959.81                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799592                              .2500
      485,412.80                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2799593                              .2500
      401,586.30                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799594                              .2500
      270,241.15                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799595                              .2500
      312,963.12                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799596                              .2500
      268,237.86                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2799597                              .2500
      429,148.43                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2799598                              .2500
      304,063.55                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2799599                              .2500
      381,490.09                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2799600                              .2500
      368,601.01                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2799601                              .2500
      262,972.39                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2799602                              .2500
      297,975.20                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2799603                              .2500
      388,913.49                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2799604                              .2500
      397,441.19                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2799799                              .2500
      220,500.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2799803                              .2500
      296,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2799804                              .2500
      228,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2799805                              .2500
      264,400.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2800385                              .2500
       75,534.45                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2800410                              .2500
      320,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2801541                              .2500
       62,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      2801546                              .2500
      127,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2801569                              .2500
      307,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2801575                              .2500
      340,000.00                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450
1



      2801579                              .2500
       95,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2801583                              .2500
       49,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2801710                              .2500
      248,812.21                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2801712                              .2500
      248,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2803133                              .2500
      351,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      2803224                              .2500
      275,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2804908                              .2500
       73,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2805055                              .2500
      258,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950
1



      2805056                              .2500
      255,600.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2806774                              .2500
      154,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2806810                              .2500
      102,500.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2806826                              .2500
       85,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450

      2806965                              .2500
      222,050.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2808373                              .2500
      400,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2808383                              .2500
       81,200.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2808387                              .2500
      400,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.1000                         .5450
1



      2809087                              .2500
      123,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2809680                              .2500
       55,188.09                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

      2809733                              .2500
      248,700.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2809736                              .2500
      288,500.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2810353                              .2500
      400,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2810357                              .2500
      409,500.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2810805                              .2500
      296,021.56                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2810809                              .2500
      284,194.47                           .0800
            8.2500                         .0000
            8.0000                         .1500
            7.7700                         .0000
            6.1000                        1.6700
1



      2810812                              .2500
      129,585.37                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2810816                              .2500
      373,777.83                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2810825                              .2500
      148,044.30                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2810827                              .2500
      284,081.13                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2810828                              .2500
      247,234.43                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2810830                              .2500
      170,055.89                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2811262                              .2500
      249,400.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2811731                              .2500
      273,750.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200
1



      2811744                              .2500
       44,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2812308                              .2500
       88,600.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2812318                              .2500
      406,200.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2812321                              .2500
      552,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2812362                              .2500
      375,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2813957                              .2500
      131,250.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.1000                        1.0450

      2813963                              .2500
      132,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2814115                              .2500
      483,627.24                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700
1



      2814116                              .2500
      330,364.95                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2814117                              .2500
      298,146.05                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2814120                              .2500
      288,855.54                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700

      2814121                              .2500
      420,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2814129                              .2500
      498,317.05                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2814131                              .2500
      348,383.71                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2814132                              .2500
      299,032.77                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2814135                              .2500
      188,117.49                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700
1



      2814137                              .2500
      284,390.06                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2814138                              .2500
      239,458.32                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2814142                              .2500
      379,678.34                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.1000                         .4200

      2814145                              .2500
      285,116.22                           .0300
            6.0000                         .0000
            5.7500                         .1500
            5.5700                         .0000
            5.5700                         .0000

      2814147                              .2500
      412,000.00                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2814148                              .2500
      254,168.92                           .0800
            6.6250                         .0000
            6.3750                         .1500
            6.1450                         .0000
            6.1000                         .0450

      2814150                              .2500
      398,710.36                           .0800
            6.7500                         .0000
            6.5000                         .1500
            6.2700                         .0000
            6.1000                         .1700

      2814168                              .2500
      150,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.1000                         .6700
1



      2814174                              .2500
      317,200.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.1000                         .2950

      2818360                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.1000                         .7950

      2821722                              .2500
      650,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.1000                         .9200

  TOTAL NUMBER OF LOANS:      929
  TOTAL BALANCE........:        281,473,925.39


1

  RUN ON     : 06/21/99            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.23.53            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S15       FIXED SUMMARY REPORT      CUTOFF : 06/01/99
  POOL       : 0004379
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                        6.8465            5.8750      8.2500
  RFC NET RATE                          6.5963            5.6250      8.0000
  NET MTG RATE(INVSTR RATE)             6.3731            5.4450      7.7700
  POST STRIP RATE                       6.0830            5.4450      6.1000
  SUB SERV FEE                           .2502             .2500       .3750
  MSTR SERV FEE                          .0732             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .1500             .1500       .1500
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2901             .0000      1.6700







  TOTAL NUMBER OF LOANS:   929
  TOTAL BALANCE........:     281,473,925.39


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                           EXHIBIT G

                               FORM OF SELLER/SERVICER CONTRACT


        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      Incorporation of Guides by Reference.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      Amendments.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      Representations and Warranties.

        a.     Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

               (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

               (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

               (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

               (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

        b.     Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      Remedies of Residential Funding.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      Seller/Servicer's Status as Independent Contractor.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      Prior Agreements Superseded.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      Assignment.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      Notices.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







        Attention:

        Telefacsimile Number:  (___) ___-____

9.      Jurisdiction and Venue.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     Miscellaneous.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                     SELLER/SERVICER

[Corporate Seal]


                                   (Name of Seller/Servicer)

By:                                         By:
        (Signature)                                (Signature)


                                            By:
        (Typed Name)                               (Typed Name)


Title:                                      Title:



ATTEST:                                     RESIDENTIAL FUNDING CORPORATION

By:                                         By:
        (Signature)                                (Signature)


                                            By:
        (Typed Name)                               (Typed Name)


Title:                                      Title:

                                           EXHIBIT H

                                 FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circleMortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents:
                         [ ] Promissory  Note
                         [ ] Primary   Insurance   Policy
                         [ ] Mortgage   or  Deed  of  Trust
                         [ ] Assignment(s) of Mortgage or Deed of Trust
                         [ ] Title Insurance Policy
                         [ ] Other:

Name

Title

Date

                                          EXHIBIT I-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      : ss.:
COUNTY OF      )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

               1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1999-S15, Class R (the "Class R Certificates") (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he/she makes this affidavit and agreement.

               2. That the Owner (i) is not and will not be as of [date of transfer] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

               3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                            I-1-1

               4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

               5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

               6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

               7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

               8. The Owner's Taxpayer Identification Number is ___________.

               9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

               10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

               11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

               12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                            I-1-2

               13. The Owner is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, or to the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996.

               14. (a) The Owner hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (1) or (2) are accurate: (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA;

               (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Owner to acquire the Certificates, each of the following statements is accurate: (a) the Owner is an insurance company; (b) the Source is assets of the Owner's "general account;" (c) the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Owner are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

               (b) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer


                                            I-1-3
to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

               Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                            I-1-4

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                            [NAME OF OWNER]


                                            By:
                                            [Name of Officer]
                                            [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ____ day of ________________, 199__.




                                            NOTARY PUBLIC

                                            COUNTY  OF  STATE  OF My  Commission
                                            expires     the    ____    day    of
                                            _______________, 19__.


                                            I-1-5

                                          EXHIBIT I-2

                                FORM OF TRANSFEROR CERTIFICATE


                                               __________________, 19__


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S15

               Re:    Mortgage Pass-Through Certificates,
                      Series 1999-S15, Class R

Ladies and Gentlemen:

               This letter is delivered to you in  connection  with the transfer
by        _______________________________        (the        "Seller")        to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S15, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section


                                            I-2-1

1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

               4.  The  Seller  has  no  actual   knowledge  that  the  proposed
Transferee is not both a United States Person and a Permitted Transferee.

                                               Very truly yours,




                                               (Seller)


                                               By:
                                               Name:
                                               Title:

                                            I-2-2

                                          EXHIBIT J-1

                            FORM OF INVESTOR REPRESENTATION LETTER

                                   ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1999-S15

               Re:    Mortgage Pass-Through Certificates,
                      Series 1999-S15, [Class B-     ]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S15, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a), (b) or (c) are correct:

                      (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
               Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                      (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                      (c) The  Purchaser  has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master
Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.


                                               Very truly yours,


                                               (Purchaser)

                                               By:
                                               Name:
                                               Title:

                                         EXHIBIT J-2

                             FORM OF ERISA REPRESENTATION LETTER

                                            ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Attention:  Residential Funding Corporation Series 1999-S15

               Re:    Mortgage Pass-Through Certificates,
                      Series 1999-S15, [Class M-]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S15, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                                (a) The Purchaser is not an employee  benefit or
               other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.
               ss.2510.3-101;


                                            J-2-1

                                (b) The Purchaser is an insurance  company;  the
               source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                                (c) The Purchaser has provided the Trustee,  the
               Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.
                                                   Very truly yours,


                                                   (Purchaser)

                                                   By:
                                                   Name:
                                                   Title:

                                            J-2-2

                                           EXHIBIT K

                           FORM OF TRANSFEROR REPRESENTATION LETTER




                                                            , 19


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention: Residential Funding Corporation Series 1999-S15

               Re:    Mortgage Pass-Through Certificates,
                      Series 1999-S15, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S15, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,


                                    (Seller)



                                    By:
                                    Name:
                                    Title:

                                           EXHIBIT L

                         [FORM OF RULE 144A INVESTMENT REPRESENTATION]


                    Description of Rule 144A Securities, including numbers:
                        ===============================================
                        ===============================================


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of June 1, 1999 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

                      a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                      b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                               Print Name of Buyer

By:                                                By:
    Name:                                             Name:
    Title:                                            Title:

Taxpayer Identification:                    Taxpayer Identification:

No.                                                No.

Date:                                              Date:

                              ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

           2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

    ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___    Trust  Fund.  The Buyer is a trust  fund  whose  trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

           3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

           5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___       ___              Will the Buyer be purchasing the Rule 144A
  Yes       No        Securities only for the Buyer's own account?

           6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

           7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                    Print Name of Buyer

                                      By:
                                      Name:
                                            Title:

                                    Date:

                              ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                            Print Name of Buyer


                                            By:
                                               Name:
                                               Title:

                                            IF AN ADVISER:


                                            Print Name of Buyer


                                            Date:

                                           EXHIBIT M

                          [TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 12.01(e) FOR A
                                       LIMITED GUARANTY]


                                          ARTICLE XII

                    Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and
(Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                           EXHIBIT N

                                  [FORM OF LIMITED GUARANTY]

                                       LIMITED GUARANTY

                        RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                              Mortgage Pass-Through Certificates
                                        Series 1999-S15


                                                             , 199__


The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S15

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1999-S15 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

     1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

               4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

               5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

               6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

               7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

               8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                            Name:
                                            Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                                           EXHIBIT O

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S15

               Re: Mortgage Pass-Through Certificates, Series 1999-S15 Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender")
of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

          (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

        (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,



                                            (Lender)

                                            By:
                                            Name:
                                            Title:

                                           EXHIBIT P

                                SCHEDULE OF DISCOUNT FRACTIONS

Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1907082 363,532.19      5.595   10.4800000000%  38,098.17
1892058 252,348.13      5.720   8.4800000000%   21,399.12
1916536 335,838.56      5.720   8.4800000000%   28,479.11
2814145 285,116.22      5.720   8.4800000000%   24,177.86
2761062 242,972.54      5.845   6.4800000000%   15,744.62
1894662 431,070.28      5.970   4.4800000000%   19,311.95
1896924 383,704.13      5.970   4.4800000000%   17,189.95
1903922 275,627.06      5.970   4.4800000000%   12,348.09
1904597 432,064.04      5.970   4.4800000000%   19,356.47
1905193 354,590.49      5.970   4.4800000000%   15,885.65
1912879 545,890.57      5.970   4.4800000000%   24,455.90
1916650 496,625.33      5.970   4.4800000000%   22,248.81
1916838 345,250.76      5.970   4.4800000000%   15,467.23
2787716 332,875.79      5.970   4.4800000000%   14,912.84
2791761 406,239.53      5.970   4.4800000000%   18,199.53
2791767 276,123.68      5.970   4.4800000000%   12,370.34
2799596 268,237.86      5.970   4.4800000000%   12,017.06
2799602 297,975.20      5.970   4.4800000000%   13,349.29
2814129 498,317.05      5.970   4.4800000000%   22,324.60
1908987 421,588.39      6.070   2.8800000000%   12,141.75
2770929 393,254.67      6.070   2.8800000000%   11,325.73
1888758 286,691.50      6.095   2.4800000000%   7,109.95
1889253 296,987.05      6.095   2.4800000000%   7,365.28
1893647 260,250.44      6.095   2.4800000000%   6,454.21
1894681 272,294.24      6.095   2.4800000000%   6,752.90
1895604 791,965.47      6.095   2.4800000000%   19,640.74
1896513 317,863.12      6.095   2.4800000000%   7,883.01
1899675 261,338.56      6.095   2.4800000000%   6,481.20
1900366 466,441.55      6.095   2.4800000000%   11,567.75
1902093 266,100.37      6.095   2.4800000000%   6,599.29
1904283 397,870.66      6.095   2.4800000000%   9,867.19
1904420 190,613.14      6.095   2.4800000000%   4,727.21
1904878 289,067.39      6.095   2.4800000000%   7,168.87
1905300 81,907.73       6.095   2.4800000000%   2,031.31
1908543 271,094.24      6.095   2.4800000000%   6,723.14
1908674 259,233.86      6.095   2.4800000000%   6,429.00
1914927 542,188.47      6.095   2.4800000000%   13,446.27
2761061 567,915.17      6.095   2.4800000000%   14,084.30
2761108 345,706.64      6.095   2.4800000000%   8,573.52
2761109 356,350.31      6.095   2.4800000000%   8,837.49
2761121 391,032.94      6.095   2.4800000000%   9,697.62
2761125 246,643.36      6.095   2.4800000000%   6,116.76
2761137 319,649.77      6.095   2.4800000000%   7,927.31
2761140 556,847.32      6.095   2.4800000000%   13,809.81
2770604 326,190.76      6.095   2.4800000000%   8,089.53
2770617 643,372.92      6.095   2.4800000000%   15,955.65
2771821 464,874.84      6.095   2.4800000000%   11,528.90
2773761 42,464.52       6.095   2.4800000000%   1,053.12
2791740 260,149.90      6.095   2.4800000000%   6,451.72
2794070 191,764.95      6.095   2.4800000000%   4,755.77
2797773 36,876.79       6.095   2.4800000000%   914.54
2799583 615,859.83      6.095   2.4800000000%   15,273.32
1900603 996,677.14      6.120   2.0800000000%   20,730.88
1828449 332,207.80      6.220   0.4800000000%   1,594.60
1845896 281,513.49      6.220   0.4800000000%   1,351.26
1885427 198,678.67      6.220   0.4800000000%   953.66
1891274 256,399.07      6.220   0.4800000000%   1,230.72
1891740 139,075.05      6.220   0.4800000000%   667.56
1893275 261,084.77      6.220   0.4800000000%   1,253.21
1893289 264,735.74      6.220   0.4800000000%   1,270.73
1893292 232,288.38      6.220   0.4800000000%   1,114.98
1893319 351,055.44      6.220   0.4800000000%   1,685.07
1893326 312,833.92      6.220   0.4800000000%   1,501.60
1893760 116,676.04      6.220   0.4800000000%   560.04
1893900 446,866.54      6.220   0.4800000000%   2,144.96
1894569 223,513.50      6.220   0.4800000000%   1,072.86
1894657 326,602.62      6.220   0.4800000000%   1,567.69
1895920 281,428.33      6.220   0.4800000000%   1,350.86
1899784 332,899.67      6.220   0.4800000000%   1,597.92
1900984 264,868.48      6.220   0.4800000000%   1,271.37
1902087 320,532.92      6.220   0.4800000000%   1,538.56
1902138 311,968.90      6.220   0.4800000000%   1,497.45
1903008 556,300.27      6.220   0.4800000000%   2,670.24
1903458 647,858.63      6.220   0.4800000000%   3,109.72
1903486 346,522.09      6.220   0.4800000000%   1,663.31
1903489 395,976.48      6.220   0.4800000000%   1,900.69
1903669 84,719.97       6.220   0.4800000000%   406.66
1903928 286,934.99      6.220   0.4800000000%   1,377.29
1903935 397,357.14      6.220   0.4800000000%   1,907.31
1903946 594,037.90      6.220   0.4800000000%   2,851.38
1903952 397,357.34      6.220   0.4800000000%   1,907.32
1903980 647,858.63      6.220   0.4800000000%   3,109.72
1904518 302,686.94      6.220   0.4800000000%   1,452.90
1904672 347,687.66      6.220   0.4800000000%   1,668.90
1905059 300,004.79      6.220   0.4800000000%   1,440.02
1905203 276,320.92      6.220   0.4800000000%   1,326.34
1905775 433,566.93      6.220   0.4800000000%   2,081.12
1907056 270,834.54      6.220   0.4800000000%   1,300.01
1907289 331,404.61      6.220   0.4800000000%   1,590.74
1907304 384,728.36      6.220   0.4800000000%   1,846.70
1908757 340,000.00      6.220   0.4800000000%   1,632.00
1909540 187,552.65      6.220   0.4800000000%   900.25
1912382 450,000.00      6.220   0.4800000000%   2,160.00
1913891 450,000.00      6.220   0.4800000000%   2,160.00
1915534 439,000.00      6.220   0.4800000000%   2,107.20
1916547 421,413.97      6.220   0.4800000000%   2,022.79
2761081 314,268.69      6.220   0.4800000000%   1,508.49
2761102 300,484.17      6.220   0.4800000000%   1,442.32
2761103 297,018.95      6.220   0.4800000000%   1,425.69
2761107 284,346.14      6.220   0.4800000000%   1,364.86
2761111 268,903.53      6.220   0.4800000000%   1,290.74
2761114 270,359.91      6.220   0.4800000000%   1,297.73
2761115 374,986.41      6.220   0.4800000000%   1,799.93
2761147 376,223.98      6.220   0.4800000000%   1,805.88
2761148 282,167.98      6.220   0.4800000000%   1,354.41
2770392 119,207.20      6.220   0.4800000000%   572.19
2770606 447,026.98      6.220   0.4800000000%   2,145.73
2771242 100,091.71      6.220   0.4800000000%   480.44
2792351 50,789.33       6.220   0.4800000000%   243.79
2796113 149,505.84      6.220   0.4800000000%   717.63
2797193 181,101.41      6.220   0.4800000000%   869.29
2799603 388,913.49      6.220   0.4800000000%   1,866.78
2801579 95,000.00       6.220   0.4800000000%   456.00
2810805 296,021.56      6.220   0.4800000000%   1,420.90

                                           EXHIBIT Q

                                 FORM OF REQUEST FOR EXCHANGE

                                                          [Date]


The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

               Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1999-S15

               Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

               1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

               [2.    Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

               The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of June 1, 1999, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and The First National Bank of Chicago, as trustee.

                                            RESIDENTIAL FUNDING CORPORATION


                                      By:

                                            Name:

                                     Title: